As filed with the Securities and Exchange Commission on March 7, 2003

                                                Securities Act File No. 2-10685
                                        Investment Company Act File No. 811-214
-------------------------------------------------------------------------------
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM N-1A
     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         |X|
                           Pre-Effective Amendment No.               |_|
                         Post-Effective Amendment No. 93             |X|
                                    and/or
  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    |X|
                               Amendment No.                         |X|
                       (Check Appropriate Box or Boxes)

                              -----------------

                          SENTINEL GROUP FUNDS, INC.
              (Exact Name of Registrant as Specified in Charter)

           National Life Drive
           Montpelier, Vermont                                      05604
(Address of Principal Executive Offices)                         (Zip Code)

                                (802) 229-3900
             (Registrant's Telephone Number, including Area Code)

                              -----------------

          D. Russell Morgan, Esq.                        Copy to:
      c/o Sentinel Advisors Company               John A. MacKinnon, Esq.
           National Life Drive                Sidley Austin Brown & Wood LLP
        Montpelier, Vermont 05604                   787 Seventh Avenue
 (Name and Address of Agent for Service)         New York, New York 10019

                              -----------------

 It is proposed that this filing will become effective (check appropriate box)
                       | | immediately upon filing pursuant to paragraph (b) |X| on March 10, 2003 pursuant to paragraph (b)
                       |_| 60 days after filing pursuant to paragraph (a)(1) |_| on (date) pursuant to paragraph (a)(1)
                       |_| 75 days after filing pursuant to paragraph (a)(2) |_| on (date) pursuant to paragraph (a)(2) of Rule 485.
 If appropriate, check the following box:
                       |_|     this post-effective amendment designates a
                  new effective date for a previously filed post-effective amendment.

                               -----------------

 Title of Securities Being Registered: Common Stock, par value $.01 per share.

                              THE SENTINEL FUNDS

                     SENTINEL CAPITAL MARKETS INCOME FUND

                 PROSPECTUS SUPPLEMENT DATED MARCH 10, 2003 TO
          PROSPECTUS DATED MARCH 29, 2002, AS AMENDED ON JULY 1, 2002



     On March 10, 2003, Sentinel Group Funds, Inc. (the "Company") began offering shares of a new Fund named Sentinel Capital Markets Income Fund (the "Capital Markets Income Fund" or the "Fund"). This Supplement, which is to be used in conjunction with the Prospectus for the Sentinel Funds dated March 29, 2002 (the "Prospectus"), describes the investment objective and policies and other features of the Capital Markets Income Fund.


What is the Main Goal and Investment Strategy of the Capital Markets Income
Fund?

     The Capital Markets Income Fund seeks a high level of current income, with a secondary goal of long-term capital appreciation. The Fund will invest in a diversified mix of domestic investment grade bonds, lower rated bonds (sometimes called "junk bonds"), foreign bonds, in some cases denominated in foreign currencies, and equity securities, such as common stocks, preferred stocks, and convertible debt securities.

What are the Main Risks of Investing in the Capital Markets Income Fund?

     Investments in the Capital Markets Income Fund are subject to the risks that apply to investments in both stocks and bonds. The Capital Markets Income Fund will normally invest the majority of its assets in bonds. Bonds are subject to several types of risk. A bond's issuer may default on payments of interest or repayments of principal. The market also may judge that the odds that an issuer of bonds could default in the future have increased. Interest rates available in the market may increase, which would reduce the present value of the fixed payments to be received from outstanding bonds. Any of these factors could cause the value of bonds held by the Fund to fall. If the value of the portfolio investments falls, you could lose money.

     The Capital Markets Income Fund may invest in U.S. government bonds, which are very unlikely to default or to decline in credit quality. However, the value of U.S. government bonds generally will rise if interest rates fall, and fall if interest rates rise. The longer the remaining term of a bond, the more its value will tend to fluctuate as interest rates change. When the Capital Markets Income Fund invests in U.S. Treasury securities, it will assume very little credit quality risk, but it will assume interest rate risk. The Fund will also invest in mortgage-backed securities, which have varying rates of principal repayments. When interest rates fall, mortgage prepayments generally increase, which may cause mortgage-backed securities to lose value. To the extent the Fund invests in mortgage-backed securities, it is also subject to extension risk. Extension risk is the possibility that when interest rates rise, prepayments occur at a slower than expected rate, which may extend the effective maturity of the security.

     Long-term securities generally tend to fluctuate more widely in response to changes in interest rates than shorter-term securities.

          The corporate and foreign government bonds in which the Capital Markets Income Fund invests are subject to default risk, or credit quality risk, as well as interest rate risk. Generally, the degree of default risk is reflected in the ratings of the securities. Investment grade rated securities generally are less subject to default risk than lower rated securities. The Capital Markets Income Fund expects to have substantial investments in lower rated securities, as well as investment grade securities. While any corporate or foreign government security is subject to the risk of default, the lower the rating of a bond the more speculative it is and the more likely it is that the issuer may default or that the security may be downgraded.

     In addition to greater default risk, lower rated bond values may experience greater fluctuations in value for several other reasons. An economic downturn is more likely to affect the ability of issuers who are less financially strong to make their bond payments. There may be less active trading in lower rated bond issues, and lower rated bond prices are more responsive to negative publicity or changes in investor perceptions. The risk of loss if a lower rated bond defaults also may be greater than for investment grade bonds because lower rated bonds are more likely to be unsecured and may be subordinated to other creditors.

     Since the foreign bonds in which the Fund invests may be denominated in foreign currencies, there is a risk that changes in foreign exchange rates will cause the value in U.S. dollars of the securities in this portion of the Fund to fall. If this happens, the price of your shares could decline.

          The Capital Markets Income Fund may also make substantial investments in equity securities, including common stocks, preferred stocks, and convertible securities. The value of the Fund may go up or down as the prices of the equity securities it holds go up or down. Changes in value may occur because the U.S. or other stock markets are rising or falling or due to business developments or other factors that affect the value of particular companies. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks could decline generally or underperform other types of investment assets. If the value of the stocks held in the Fund goes down, you may lose money. The Capital Markets Income Fund will tend to focus its stock investing on stocks with relatively high dividend payments, so its stocks will likely be considered "value" stocks. That will subject the Fund to investment style risk, which is the chance that returns from the "value" portion of the stock market will trail returns from other asset classes or the overall stock market. Convertible debt securities are subject to the risks of investments in both common stocks and lower rated bonds.

     Because the Capital Markets Income Fund will also likely invest in securities in foreign countries, it is subject to additional risks. These investments may go up or down in value depending on the rise or fall of foreign stock and bond markets, foreign political and economic developments and U.S. and foreign laws relating to foreign investment. Where investments are denominated in foreign currencies, the value of these investments will be affected by fluctuations in foreign currency exchange rates. Non-U.S. securities also may be less liquid, more volatile and harder to value than U.S. securities.

     There can be no assurance that the Capital Markets Income Fund will achieve its investment objective.

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)

Class A Shares:
Maximum Sales Charge (Load) Imposed on Purchases (as a
percentage of the offering price)................................................................5.00% maximum
Maximum Deferred Sales Charge (Load).............................................................None(1)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends......................................None
Redemption Fees..................................................................................None(1,2)
Exchange Fees....................................................................................None

------------
(1)If you do not pay a sales charge because your purchase amount is $1,000,000 or more, then you may pay a deferred sales charge of up to 1% if you redeem your shares within two years of your purchase.

(2)If you redeem by wire transfer, we assess a wire charge of $25.00.

Class B Shares:
Maximum Sales Charge (Load) Imposed on Purchases.................................................None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of  the purchase price or the net asset value of the shares being redeemed)..............................4.00%(3)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends......................................None
Exchange Fees....................................................................................None
------------
(3)The maximum deferred sales charge is imposed on shares redeemed in the first two years after purchase. For shares held longer than two years, the deferred sales charge declines.

Class C Shares:
Maximum Sales Charge (Load) Imposed on Purchases.................................................None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of  the purchase price or the net asset value  of the shares being redeemed).............................1.00% for one year after purchase
Maximum Sales Charge (Load) Imposed on Reinvested Dividends......................................None
Exchange Fees....................................................................................None


Annual Fund Operating Expenses

     We estimate that the Capital Markets Income Fund will incur the expenses shown below in its first year of operations, expressed as a percentage of the Fund's average net assets.

                                            Class A shares     Class B shares        Class C Shares
                                            --------------     --------------        --------------
Management Fees                                  0.60%              0.60%                 0.60%
Distribution and Service (12b-1) Fees            0.30%              1.00%                 1.00%
Other Expenses(1):
     Accounting and Administrative Costs        0.03%               0.03%                 0.03%
      Other                                     0.17%               0.17%                 0.17%
Total Other Expenses                            0.20%               0.20%                 0.20%
                                                -----               -----                 -----
Total Fund Operating Expenses                   1.10%               1.80%                 1.80%
                                                =====               =====                 =====

--------
(1)Based on estimated amounts for the current fiscal year.

Examples:

     These examples are intended to help you compare the cost of investing in the Capital Markets Income Fund with the cost of investing in other mutual funds. They assume that you invest $10,000 in the Capital Markets Income Fund for the time periods indicated, that you pay the initial sales charge in the case of the Class A shares, that the Fund's operating expenses are as estimated above for the entire period, and that your investment has a 5% return each year. This assumption is not meant to indicate that you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in these examples. Although your actual costs may be higher or lower, based on these assumptions your costs would be as shown below.

                                                     1 year          3 years
                                                     ------          -------

Class A shares                                       $ 607           $  832
Class B shares (assuming redemption
        at the end of the period)                    $ 583           $  866
Class B shares (assuming no redemption
        at the end of the period)                    $ 183           $  767
Class C Shares (assuming redemption
        at the end of the period)                    $ 283           $  566
Class C Shares (assuming no redemption
        At the end of the period)                    $ 183           $  566




Details About the Capital Markets Income Fund's Investment Objective, Principal Investment Strategies, and Associated Risks

     The Capital Markets Income Fund seeks a high level of current income, with a secondary goal of long-term capital appreciation. The Fund will invest in a diversified mix of domestic investment grade bonds, lower rated bonds (sometimes called "junk bonds"), foreign bonds, and equity securities, such as common stocks, preferred stocks, and convertible debt securities.

     The Capital Markets Income Fund will normally divide its assets among four broad asset classes. The Fund's subadvisor, Evergreen Investment Management Company, will have broad discretion in allocating assets among the four classes. The four classes are:

     1. Domestic Investment Grade Bonds. This category includes U.S. Treasury and agency securities, mortgage backed securities, and investment grade corporate bonds. The Fund will invest at least 20% of its assets in this category of securities at all times.

     2. Domestic and Foreign Lower Rated Debt Securities. This category includes all the types of securities in which the Sentinel High Yield Bond Fund invests. They are sometimes called "junk bonds". The Fund will limit its investments in this asset class to no more than 35% of its assets.

     3. Equity and Equity-related Securities. This category includes common stocks, preferred stocks, and debt securities that are convertible into equity securities. In choosing investments within this category, investments which offer relatively high dividend or interest yields will be emphasized, but there will also be some emphasis on the potential for capital appreciation. The Fund will limit its investments in this asset class to no more than 35% of its assets.

     4. International Investment Grade Government Debt Securities. These can be denominated in U.S. dollars or foreign currencies.

     Exposure to foreign currencies would be limited in the following ways:

     (i) Up to 35% of the assets of the entire Fund may be invested in assets denominated in each of the Euro, the Pound Sterling and the Yen.

     (ii) Up to 10% of the assets of the entire Fund may be invested in assets denominated in each of the Canadian Dollar, the Australian Dollar and the New Zealand Dollar.

     (iii) The Fund will limit its holdings that are denominated in each other foreign currency to no more than 5% of the assets of the Fund.

The Fund will limit its investments in the international investment grade government debt securities asset class to no more than 35% of its assets.

     The domestic investment grade bond category includes the types of securities in which the Sentinel Bond Fund and the Sentinel Government Securities Fund invest. Please refer to the descriptions of these Funds, on pages 21 and 23-24 of the Prospectus, and the material under the caption "Information Related to the Fixed Income Funds" on pages 28-30 of the Prospectus, for more information on these types of securities. Like the Bond and Government Securities Funds, the Capital Markets Income Fund may engage in the "dollar roll" transactions described on page 30 of the Prospectus.

     The lower rated debt securities category includes the same types of securities in which the Sentinel High Yield Bond Fund invests. These securities are subject to the considerations described on pages 28-29 of the Prospectus under the captions "Risks of Lower Quality Bonds", "Zero Coupon and Similar Bonds", and "Restricted and Illiquid Securities".

     The Capital Markets Income Fund may invest in equity or equity-related securities in order to earn income from dividends (and interest on convertible securities), to seek capital appreciation, and to diversify its risks. Equity investments will likely focus on securities which pay significant dividends or interest coupons.

     Foreign government securities may be denominated in foreign currencies. Changes in foreign exchange rates will therefore translate directly into changes in value of the securities in this portion of the Capital Markets Income Fund, so that if the U.S. dollar appreciates versus a given foreign currency, the value in U.S. dollars of the Fund's holdings denominated in that foreign currency will fall. In addition, the Capital Markets Income Fund incurs additional expense in conversions of U.S. dollars to foreign currency (and vice versa), which may reduce the amount the Fund will earn on its investments. The Fund may use derivatives to hedge its exposure to foreign currencies, but need not do so, and frequently will have unhedged exposure to foreign currencies.

     Investing in foreign securities involves certain other special risks in addition to those associated with U.S. securities. Please refer to "Risks of Investing in Foreign Securities" on pages 27-28 of the Prospectus, for more information on these risks.

     Holding assets in foreign banks and securities depositories poses additional risks. Like the International Equity Fund, the Capital Markets Income Fund may hold its foreign securities in non-U.S. banks, and will be subject to the risks described in "Risks of Holding Fund Assets Outside the United States" on pages 28-29 of the Prospectus.

     The Fund may invest in repurchase agreements, as described on page 31 of the Prospectus.

     The Fund may invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if Evergreen believes that adverse market or other conditions warrant. This is to attempt to protect the Fund's assets from a temporary unacceptable risk of loss, rather than directly to promote the Fund's investment objective.

     Selling (Writing) Call Options. The Fund may write (i.e., sell) call options on equity securities held in its portfolio without limitation. When the Fund writes a call option, in return for an option premium, the Fund gives another party the right to buy specified securities owned by the Fund at a specified exercise price on or before the expiration date of the option. The Fund will write only covered options (i.e., options where it holds the securities during the term of the option).

     The Fund may write call options to earn additional income in the form of option premiums. By writing a call option, the Fund limits its ability to sell the underlying securities while the option remains outstanding, and gives up the opportunity during the term of the option to profit from any increase in the value of the underlying securities beyond the exercise price.

Purchase Options

     The Capital Markets Income Fund offers Class A, Class B and Class C shares. You can compare the differences among the Class A shares, Class B shares and Class C shares using the table below. As used below, "CDSC" refers to a contingent deferred sales charge.

    -------------- ------------------- --------------- ---------------------------- -------------------------------

                                                       Total 12b-1 Fee,

    Class          Sales Charge        Service Fee     Including Service Fee        Conversion Feature

    -------------- ------------------- --------------- ---------------------------- -------------------------------
       A           Maximum 5.00%       Maximum of      Maximum of 0.30%             No
                   initial sales       0.20%
                   charge

    -------------- ------------------- --------------- ---------------------------- -------------------------------

       B           CDSC of up to       0.25%           1.00%                        Class B Shares convert to
                   4.00% for a                                                      Class A Shares automatically
                   maximum of six                                                   after the applicable CDSC
                   years                                                            period

    -------------- ------------------- --------------- ---------------------------- -------------------------------

       C           CDSC of 1.00% for   0.25%           1.00%                        No
                   the first year
                   only

    -------------- ------------------- --------------- ---------------------------- -------------------------------



     Please see page 33 of the Prospectus for a discussion of things to think about when choosing which share class to buy. Unlike the other Sentinel Funds (except for the Growth Index Fund), the minimum initial investment in the Capital Markets Income Fund is $5,000, except that you can invest in the Fund with as little as $100 using the Automatic Investment Plan.

Class A Shares

     For purchases of Class A shares of the Capital Markets Income Fund, you pay the public offering price, which includes the front-end sales charge, next computed after we receive your order. The sales charge ranges from 5.0% of the offering price (5.3% of the net amount invested) to zero. Your sales charge will depend on the size of your purchase.

     The sales charges for the various purchase size categories for the Capital Markets Income Fund are shown below:

                                    Sales charge as       Sales charge as a
                                    a percentage of       percentage of net     Dealer
Sale Size                           offering price        amount invested       Reallowance
---- --------------------------------------- ------------------- --------------------------
$0 to $99,999                       5.00%                 5.25%                 4.50%
$100,000 to $249,999                4.00%                 4.17%                 3.75%
$250,000 to $499,999                2.50%                 2.56%                 2.25%
$500,000 to $999,999                2.00%                 2.04%                 1.75%
$1,000,000 or more                  -0-                   -0-                    -0-

     In cases in which there is no sales charge because your purchase was $1,000,000 or more, the Funds' distributor, Sentinel Financial Services Company, will pay dealers compensation of 1.00% for sales of up to $4,999,999. In these cases, if you redeem the shares in the first one year after the purchase, a 1.0% CDSC will be imposed, and if you redeem in the second year, a 0.5% CDSC will be imposed. For sales of $5,000,000 or more, Sentinel Financial will individually negotiate dealer compensation and CDSCs. After the second year, there will be no CDSC. You can find additional information on this CDSC on page 34 of the Prospectus.

     You can receive a reduced sales charge for a number of reasons, as discussed on pages 34-36 of the Prospectus.

     The Class A shares of the Capital Markets Income Fund participate in the Company's Class A Distribution Plan, under which the Funds may pay distribution fees for the sale and distribution of their shares, and for services provided to shareholders. This Plan provides for a fee to the Distributor of the Sentinel Funds at a maximum annual rate of 0.30% of average daily net assets of the Class A shares of the Capital Markets Income Fund. We will pay trail commissions to dealers on Class A shares of the Capital Markets Income Fund at an annual rate of 0.20% of average daily net assets. Additional information on this Distribution Plan is set forth on page 36 of the Prospectus.

Class B Shares

     For purchases of Class B shares of the Capital Markets Income Fund, you pay the current net asset value. There is no initial sales charge. A CDSC will be imposed on Class B shares of the Capital Markets Income Fund if you redeem shares during the CDSC period, unless you can use one of the CDSC waivers listed on page 39 of the Prospectus. Whether you pay a CDSC upon a redemption and how much it is depends on the amount of your purchases and the number of years since you made the purchase. The CDSC schedules for Class B shares of the Capital Markets Income Fund are shown below:

                           CDSC Percentage
                           ---------------
                           Year Since Purchase Payment Was Made
                           ------------------------------------
Purchase Amount            1st      2nd     3rd      4th      5th      6th
---------------            ---      ---     ---      ---      ---      ---
Up to $249,999             4%       4%      3%       2%       2%       1%
$250,000 to $499,999       3.5%     3%      2%       1%       1%        -
$500,000 to $1,000,000     3%       2%      1%       1%        -        -

The maximum purchase amount for Class B shares is $1,000,000. For additional information on CDSCs on Class B shares, see page 36 of the Prospectus.

     The Class B shares of the Capital Markets Income Fund participate in the Company's Class B Distribution Plan. This Plan provides for a fee to Sentinel Financial at a maximum annual rate of 1.00% of average daily net assets of the Class B shares of the Capital Markets Income Fund. We will pay trail commissions to dealers on Class B shares of the Capital Markets Income Fund at an annual rate of 0.25%. Additional information on this Distribution Plan is set forth on page 37 of the Prospectus.

     Class B shares of the Capital Markets Income Fund automatically convert to Class A shares of the Capital Markets Income Fund at the end of the applicable CDSC period, in the same way as the Class B shares of the other Sentinel Funds which offer Class B shares convert to Class A shares of the same Fund. See page 37 of the Prospectus.

     Sentinel Financial pays selling dealers, at the time you purchase Class B shares of the Capital Markets Income Fund, the percentages of the aggregate purchase amount shown below (including purchases of Class A or Class C shares of the Fund, or shares of any other Sentinel Fund of any class (except the Sentinel U.S. Treasury Money Market Fund):

                                                              Broker Dealer
         Amount of Purchase Payment                              Payment
         --------------------------                          -------------
         Up to $249,999                                           4.0%
         $250,000 to $499,999                                     2.5%
         $500,000 to $999,999                                     2.0%


Class C Shares

     For purchases of Class C shares of the Capital Markets Income Fund, you pay the current net asset value. There is no initial sales charge. A CDSC in the amount of 1% of the purchase price will be imposed on Class C shares of the Capital Markets Income Fund if you redeem shares during the first year after their purchase, unless you can use one of the CDSC waivers listed on page 39 of the Prospectus. Similar to the Class B shares, Class C shares are subject to higher distribution fees than Class A shares. However, since Class C shares never convert to Class A shares, investments in Class C shares remain subject to these higher distribution fees for the entire holding period of the investment.

     The Class C shares of the Capital Markets Income Fund participate in the Company's Class C Distribution Plan. This Plan provides for a fee to Sentinel Financial at a maximum annual rate of 1.00% of average daily net assets of the Class C shares of the Capital Markets Income Fund. In the first year after purchase Sentinel Financial keeps this fees to recover the initial sales commission. In subsequent years, the entire 1.00% will be paid to the selling dealer. Additional information on this Distribution Plan is set forth on page 38 of the Prospectus.

     Sentinel Financial pays selling dealers, at the time you purchase Class C shares of the Capital Markets Income Fund, amounts equal to 1% of the aggregate purchase amount.

Exchanges

     Shares of the Capital Markets Income Fund may be exchanged into shares of the same class of any other Fund, as described on page 43 of the Prospectus. All of the Sentinel Funds offer Class A shares. Class B shares are offered for the Common Stock, Balanced, Mid Cap Growth, Growth Index, Small Company, Flex Cap Opportunity, International Equity, High Yield Bond, Bond and U.S. Treasury Money Market Funds. Class C shares are offered for the Common Stock, Balanced, Mid Cap Growth, Growth Index, Small Company, Flex Cap Opportunity, International Equity and High Yield Bond Funds.

Other Information

     For other information on how to buy, sell exchange or transfer shares of the Sentinel Funds, please see "How to Buy, Sell, Exchange and Transfer Shares", beginning on page 40 of the Prospectus.

Dividends, Capital Gains and Taxes

     The Capital Markets Income Fund pays dividends substantially equivalent to its net investment income on a monthly basis. Distributions of net realized capital gains, if any, are paid annually in December. Unless you elect otherwise, your dividends and capital gains distributions will be reinvested automatically in shares of the same class of the Capital Markets Income Fund. See "Dividends, Capital Gains and Taxes" on page 44 of the Prospectus.

     The Capital Markets Income Fund may invest in high yield bonds, as previously described. Some of these high yield bonds may be purchased at a discount and may therefore cause the Fund to accrue and distribute income before amounts due under the obligations are paid. In addition, a portion of the interest payments on such high yield securities may be treated as dividends for Federal income tax purposes; in such case, if the issuer of such high yield/high risk securities is a domestic corporation, dividend payments by the Fund will be eligible for the dividends received deduction to the extent of the deemed dividend portion of such interest payments.

Management of the Capital Markets Income Fund

     The investment advisor to the Capital Markets Income Fund is Sentinel Advisors Company, which also is the investment advisor to the other Sentinel Funds. Information on Sentinel Advisors can be found on page 47 of the Prospectus. For its services as investment advisor, Sentinel Advisors receives from the Capital Markets Income Fund a fee equal to 0.60% per annum of the average daily value of the net assets of the Capital Markets Income Fund.

     Sentinel Advisors Company has retained the services of Evergreen Investment Management Company to serve as subadvisor to the Capital Markets Income Fund. In its role as subadvisor, Evergreen has the responsibility for making all the investment decisions for the Fund. It continuously reviews and administers the Fund's investment program. Evergreen is located at 200 Berkeley Street, Boston, Massachusetts 02116. Evergreen also serves as subadvisor to the Sentinel High Yield Bond Fund. Sentinel Advisors Company pays Evergreen a subadvisory fee equal to 0.25% per annum of the average daily value of the net assets of the Capital Markets Income Fund.

     Portfolio Manager. Prescott B. Crocker is the individual responsible for the management of the Fund's portfolio. He has served in that capacity since the inception of the Fund. Mr. Crocker is also the portfolio manager of the Sentinel High Yield Bond Fund. Information about Mr. Crocker can be found on page 48 of the Prospectus.

The following replaces the information under "Financial Highlights" appearing on pages 50-53 of the Prospectus:

Financial Highlights

The financial highlights table is intended to help you understand each Fund's financial performance for the past five years, or for the period of the Fund's operations, in the case of the Flex Cap Opportunity and Growth Index Funds. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in each Fund, assuming reinvestment of all dividends and distributions. For the Class A shares of all funds for the years ended November 30, 2000, 2001 and 2002, and for the Class B, C and D shares of all Funds for all years, per share data is calculated utilizing average daily shares outstanding. No information is shown for the Capital Markets Income Fund, since it began operations on March 10, 2003.

This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Funds, are included in the Funds' Annual Report to Shareholders, which is available upon request.


                                  Income From Investment Operations                               Less Distributions
                 ---------------------------------------------------------------  --------------------------------------------------
                                                      Net gains or
                                                      Losses on
                 Fiscal        Net asset  Net         Securities                 Dividends                                 Net asset
                 year          value,     investment  both Realized  Total From  from net     Distributions                value,
                 (period)      beginning  income      and            Investment  investment   from capital  Total          end of
Fund             ended         of period  (loss)      Unrealized     Operations  income       gains         Distributions  period
----             -----         ---------  ------      ----------     ----------  ------       -----         -------------  ------
Flex Cap         9 mo. to
Opportunity      11/30/00 (A)  10.00      (0.02)      (3.90)         (3.92)       --            --           --             6.08
A                11/30/01       6.08      (0.04)      (1.11)         (1.15)       --            --           --             4.93
                 11/30/02       4.93      (0.06)      (1.35)         (1.41)                                                 3.52

Small
Company
A                11/30/98       6.30        --         0.14           0.14       0.02          0.75         0.77            5.67
                 11/30/99       5.67      (0.01)       0.69           0.68        --           0.61         0.61            5.74
                 11/30/00       5.74        --         2.00           2.00        --           0.72         0.72            7.02
                 11/30/01       7.02        --         0.33           0.33        --           1.74         1.74            5.61
                 11/30/02       5.61      (0.02)      (0.37)         (0.39)                    0.05         0.05            5.17

Mid Cap
Growth
A                11/30/98      18.73      (0.03)       1.08           1.05        --           5.13         5.13           14.65
                 11/30/99      14.65      (0.06)       4.29           4.23        --           1.08         1.08           17.80
                 11/30/00      17.80      (0.19)       2.54           2.35        --           1.18         1.18           18.97
                 11/30/01      18.97      (0.14)      (4.06)         (4.20)       --           2.14         2.14           12.63
                 11/30/02      12.63      (0.09)      (2.22)         (2.31)                                                10.32

International
Equity
A                11/30/98      17.25       0.18        1.52           1.70       0.12          0.64         0.76           18.19
                 11/30/99      18.19       0.28        2.98           3.26       0.17           --          0.17           21.28
                 11/30/00      21.28       0.21       (0.90)         (0.69)      0.26          1.69         1.95           18.64
                 11/30/01      18.64       0.12       (2.16)         (2.04)      0.18          3.21         3.39           13.21
                 11/30/02      13.21       0.17       (1.37)         (1.20)      0.14          0.04         0.18           11.83

Growth Index A   2 mo. to
                 11/30/99(B)  $20.00      $0.02       $1.28          $1.30        --            --           --           $21.30
                 11/30/00      21.30      (0.02)      (2.74)         (2.76)      0.01          0.00^        0.01           18.53
                 11/30/01      18.53       0.03       (3.26)         (3.23)       --            --           --            15.30
                 11/30/02      15.30       0.07       (2.93)         (2.86)      0.01                       0.01           12.43
Common
Stock
A                11/30/98      44.09       0.42        5.19           5.61       0.45          4.69         5.14           44.56
                 11/30/99      44.56       0.37        2.17           2.54       0.38          3.81         4.19           42.91
                 11/30/00      42.91       0.30        1.54           1.84       0.31          3.22         3.53           41.22
                 11/30/01      41.22       0.24       (2.50)         (2.26)      0.27          5.51         5.78           33.18
                 11/30/02      33.18       0.22       (3.91)         (3.69)      0.18          3.61         3.79           25.70




                                                         Ratios/Supplemental Data
                 ----------------------------------------------------------------------------------------------------------
                                                               Ratio of Expenses              Ratio of
                                                               to Average net     Ratio       Net Investment
                                Net assets        Ratio of     Assets before      of Net      Income to Avg.
                 Total          at end of         Expenses to  Voluntary          Income to   net assets before    Portfolio
                 return*        period            average net  Expense Reim-      Avg. net    voluntary expense -  turnover
Fund             (%)            (000 omitted)     assets (%)   bursements**(%)    assets (%)  reimbursements       Rate (%)
----             ---            -------------     ----------   ---------------    ----------  --------------       --------
Flex Cap
Opportunity      (39.20)#       $   31,303        1.55+          --               (0.37)+       --                 122#
A                (18.91)            27,213        1.75           --               (0.80)        --                 109
                 (28.60)            17,000        1.80           --               (1.34)        --                 197

Small
Company
A                  2.67            109,598        1.33           --               (0.07)        --                  45
                  13.33            107,919        1.31           --               (0.14)        --                  43
                  39.48            156,484        1.25                            (0.03)        --                  87
                   6.85            211,052        1.21           --               (0.06)        --                  58
                  (7.03)           310,172        1.22                            (0.27)        --                  54

Mid Cap
Growth
A                  8.34             97,895        1.29           --               (0.23)        --                  97
                  30.45            140,633        1.22           --               (0.41)        --                 118
                  13.85            206,488        1.14           --               (0.83)        --                 135
                 (24.45)           148,973        1.27           --               (0.99)        --                  88
                 (18.29)           109,161        1.31           --               (0.80)        --                 230

International
Equity
A                 10.34            100,790        1.26                             1.18         --                  12
                  18.09            107,413        1.25                             1.86         --                  35
                  (3.85)            96,354        1.23           --                1.06                             47
                 (13.51)            98,079        1.26           --                0.88         --                  29
                  (9.21)            75,951        1.30                             1.26                             33

Growth Index A
                   6.50#        $   28,530        0.63+         1.11+              0.46+      (0.01)+                3#
                 (12.97)            68,451        0.66          0.76              (0.07)      (0.17)                30
                 (17.43)            57,585        0.66          0.78               0.19        0.07                 52
                 (18.73)            47,721        0.65          0.79               0.49        0.36                 29

Common
Stock
A                 14.31          1,610,630        1.02           --                0.98         --                  28
                   5.96          1,538,671        1.00           --                0.85         --                  37
                   4.80          1,313,790        1.03           --                0.75         --                  52
                  (6.43)         1,129,290        1.06           --                0.66         --                  65
                 (12.55)           889,066        1.02           --                0.76         --                  55

                                                     Net gains or
                                                     Losses on
                 Fiscal       Net asset   Net        Securities                  Dividends                                Net asset
                 year         value,      investment (both Realized  Total From  (from net   Distributions                value,
                 (period      beginning   income     and             Investment  investment  (from capital  Total         end of
Fund             ended)       of period   (loss)     Unrealized)     Operations  income)     gains)         Distributions period
----             ------       ---------   ------     -----------     ----------  -------     ------         --------------------
Balanced
A
                 11/30/98     20.29       0.54        1.76            2.30       0.55        1.16           1.71          20.88
                 11/30/99     20.88       0.55       (0.03)           0.52       0.54        1.48           2.02          19.38
                 11/30/00     19.38       0.61        0.25            0.86       0.62        0.95           1.57          18.67
                 11/30/01     18.67       0.46       (0.47)          (0.01)      0.50        1.59           2.09          16.57
                 11/30/02     16.57       0.32       (1.50)          (1.18)      0.33        0.96           1.29          14.10

High Yield
A                11/30/98     10.41       0.87       (0.58)           0.29       0.86        0.09           0.95           9.75
                 11/30/99      9.75       0.84       (0.56)           0.28       0.84         --            0.84           9.19
                 11/30/00      9.19       0.86       (1.42)          (0.56)      0.87         --            0.87           7.76
                 11/30/01      7.76       0.72       (0.10)           0.62       0.72         --            0.72           7.66
                 11/30/02      7.66       0.63       (0.18)           0.45       0.63                       0.63           7.48

Bond
A
                 11/30/98      6.36       0.40        0.09            0.49       0.40         --            0.40           6.45
                 11/30/99      6.45       0.39       (0.51)          (0.12)      0.39         --            0.39           5.94
                 11/30/00      5.94       0.41       (0.13)           0.28       0.41         --            0.41           5.81
                 11/30/01      5.81       0.37        0.36            0.73       0.37         --            0.37           6.17
                 11/30/02      6.17       0.30       (0.10)           0.20       0.30         --            0.30           6.07

Tax-Free
A
                 11/30/98     13.64       0.65        0.33            0.98       0.65        0.19           0.84          13.78
                 11/30/99     13.78       0.64       (1.01)          (0.37)      0.64        0.17           0.81          12.60
                 11/30/00     12.60       0.64        0.30            0.94       0.64         --            0.64          12.90
                 11/30/01     12.90       0.62        0.42            1.04       0.62         --            0.62          13.32
                 11/30/02     13.32       0.58        0.06            0.64       0.58                       0.58          13.38

New York
Tax-Free
A
                 11/30/98     11.88       0.62        0.34            0.96       0.62        0.03           0.65          12.19
                 11/30/99     12.19       0.60       (0.99)          (0.39)      0.60         --            0.60          11.20
                 11/30/00     11.20       0.63        0.39            1.02       0.63         --            0.63          11.59
                 11/30/01     11.59       0.57        0.45            1.02       0.57         --            0.57          12.04
                 11/30/02     12.04       0.52        0.21            0.73       0.52                       0.52          12.25

Pennsylvania
Tax-Free
A                11/30/98     13.34       0.63        0.26            0.89       0.63        0.12           0.75          13.48
                 11/30/99     13.48       0.62       (1.04)          (0.42)      0.62        0.29           0.91          12.15
                 11/30/00     12.15       0.60        0.31            0.91       0.60         --            0.60          12.46
                 11/30/01     12.46       0.54        0.41            0.95       0.54         --            0.54          12.87
                 11/30/02     12.87       0.49        0.20            0.69       0.49                       0.49          13.07



                                                        Ratio of Expenses              Ratio of
                                                        to Average net     Ratio       Net Investment
                            Net assets     Ratio of     Assets before      of Net      Income to Avg.
                 Total      at end of      Expenses to  Voluntary          Income to   net assets before    Portfolio
                 return*    period         average net  Expense Reim-      Avg. net    voluntary expense -  turnover
Fund             (%)        (000 omitted)  assets (%)   bursements**(%)    assets (%)  reimbursements       Rate (%)
----             ---        -------------  ----------   ---------------    ----------  --------------       --------
Balanced
A                12.19      330,067        1.13           --               2.69         --                   81
                  2.56      297,027        1.12           --               2.73         --                  110
                  4.82      231,855        1.13           --               3.29         --                  127
                 (0.14)     216,950        1.15           --               2.58                             124
                 (7.67)     188,386        1.21                            2.06                             159

High Yield
A                 2.68       31,120        1.28           --               8.42         --                  139
                  2.97       28,253        1.22           --               8.83         --                  144
                 (6.74)      18,235        1.26                            9.78         --                  105
                  8.34       22,215        1.28           --               9.21         --                  148
                  6.09       40,181        1.25                            8.35                             111

Bond
A                 7.95       91,297        0.77         0.95               6.26        6.11                 147
                 (1.93)      82,017        0.73         0.94               6.29        6.10                 207
                  5.02       71,561        0.78         0.98               7.08        6.89                 177
                 13.01       75,629        0.91         0.98               6.15        6.08                 210
                  3.38       75,807        1.01         1.01               4.87        4.87                 298

Tax-Free
A                 7.45       88,683        0.74         0.92               4.77        4.59                  37
                 (2.79)      85,975        0.73         0.91               4.84        4.66                  34
                  7.74       68,850        0.77         0.96               5.08        4.89                   5
                  8.15       72,771        0.74         0.95               4.62        4.41                  21
                  4.92       72,498        0.75         0.95               4.33        4.13                  30

New York
Tax-Free
A                 8.29       11,978         --          1.01               5.17        4.19                   6
                 (3.30)      16,175         --          0.96               5.13        4.20                  31
                  9.40       18,718        0.02         0.96               5.54        4.61                   4
                  8.90       23,275        0.37         0.93               4.71        4.14                   4
                  6.19       26,560        0.52         0.93               4.27        3.86                  13

Pennsylvania
Tax-Free
A                 6.85       34,720        0.77         1.31               4.65        4.14                  50
                 (3.27)      30,630        0.69         1.32               4.82        4.21                  21
                  7.75       28,493        0.75         1.17               4.93        4.51                   7
                  7.68       29,362        1.07         1.19               4.16        4.05                   8
                  5.49       31,411        1.14         1.14               3.79        3.79                  23

                                                       Net gains or
                                                       Losses on
                  Fiscal       Net asset   Net         Securities                 Dividends                                Net asset
                  year         value,      investment  both Realized  Total From  from net    Distributions                value,
                  (period)     beginning   income      and            Investment  investment  from capital  Total          end of
Fund              ended        of period   (loss)      Unrealized     Operations  income      gains         Distributions  period
----              -----        ---------   ------      ----------     ----------  ------      -----         -------------  ------
Government
Securities
A                 11/30/98      10.09        0.61        0.37           0.98        0.61         --           0.61          10.46
                  11/30/99      10.46        0.64       (0.90)         (0.26)       0.64         --           0.64           9.56
                  11/30/00       9.56        0.64        0.25           0.89        0.64         --           0.64           9.81
                  11/30/01       9.81        0.57        0.38           0.95        0.57         --           0.57          10.19
                  11/30/02      10.19        0.51        0.15           0.66        0.51                      0.51          10.34
Short Maturity
Gov't
A
                  11/30/98       9.82        0.57        0.06           0.63        0.57         --           0.57           9.88
                  11/30/99       9.98        0.60       (0.30)          0.30        0.60         --           0.60           9.58
                  11/30/00       9.58        0.64       (0.02)          0.62        0.64         --           0.64           9.56
                  11/30/01       9.56        0.57        0.15           0.72        0.57         --           0.57           9.71
                  11/30/02       9.71        0.47        0.07           0.54        0.47                      0.47           9.78

Money
Market
A                 11/30/98       1.00        0.04         --            0.04        0.04         --           0.04           1.00
                  11/30/99       1.00        0.04         --            0.04        0.04         --           0.04           1.00
                  11/30/00       1.00        0.05         --            0.05        0.05         --           0.05           1.00
                  11/30/01       1.00        0.04         --            0.04        0.04         --           0.04           1.00
                  11/30/02       1.00        0.01                       0.01        0.01                      0.01           1.00

Flex Cap          9 Mo. to
Opportunity       11/30/00(A)   10.00       (0.08)      (3.89)         (3.97)        --          --            --            6.03
B                 11/30/01       6.03       (0.09)      (1.09)         (1.18)        --          --            --            4.85
                  11/30/02       4.85       (0.10)      (1.33)         (1.43)                                                3.42

Small
Company
B                 11/30/98       6.18       (0.03)       0.11           0.08         --         0.75          0.75           5.51
                  11/30/99       5.51       (0.06)       0.67           0.61         --         0.61          0.61           5.51
                  11/30/00       5.51       (0.06)       1.91           1.85         --         0.72          0.72           6.64
                  11/30/01       6.64       (0.05)       0.30           0.25         --         1.74          1.74           5.15
                  11/30/02       5.15       (0.06)      (0.35)         (0.41)                   0.05          0.05           4.69

Mid Cap           11 Mo. to
Growth            11/30/98(C)  $13.08      $(0.17)     $ 1.61         $ 1.44      $  --       $  --         $  --          $14.52
B                 11/30/99      14.52       (0.23)       4.22           3.99         --         1.08          1.08          17.43
                  11/30/00      17.43       (0.39)       2.53           2.14         --         1.18          1.18          18.39
                  11/30/01      18.39       (0.27)     (3.91)          (4.18)        --         2.14          2.14          12.07
                  11/30/02      12.07       (0.20)     (2.11)          (2.31)                                                9.76

International
Equity
B                 11/30/98      17.05        0.04       1.47            1.51         --         0.64          0.64          17.92
                  11/30/99      17.92        0.10       2.95            3.05        0.02         --           0.02          20.95
                  11/30/00      20.95        0.02      (0.89)          (0.87)       0.09        1.69          1.78          18.30
                  11/30/01      18.30       (0.02)     (2.13)          (2.15)        --         3.21          3.21          12.94
                  11/30/02      12.94        0.02      (1.35)          (1.33)                   0.04          0.04          11.57

Growth Index B    2 Mo. to
                  11/30/99(B) $20.00       $(0.01)    $ 1.29          $ 1.28         --          --            --          $21.28
                  11/30/00     21.28        (0.19)     (2.71)          (2.90)        --         0.00^          --           18.38
                  11/30/01     18.38        (0.10)     (3.22)          (3.32)        --          --            --           15.06
                  11/30/02     15.06        (0.06)     (2.89)          (2.95)                                               12.11

Common
Stock
B                 11/30/98     44.03        0.07       5.19            5.26         0.13        4.69          4.82          44.47
                  11/30/99     44.47        0.03       2.18            2.21         0.05        3.81          3.86          42.82
                  11/30/00     42.82       (0.03)      1.53            1.50         0.02        3.22          3.24          41.08
                  11/30/01     41.08       (0.05)     (2.48)          (2.53)        0.00^       5.51          5.51          33.04
                  11/30/02     33.04       (0.05)     (3.88)          (3.93)                    3.61          3.61          25.50



                                                                Ratio of Expenses              Ratio of
                                                                to Average net     Ratio       Net Investment
                                Net assets       Ratio of       Assets before      of Net      Income to Avg.
                  Total         at end of        Expenses to    Voluntary          Income to   net assets before     Portfolio
                  return*       period           average net    Expense Reim-      Avg. net    voluntary expense -   turnover
Fund              (%)           (000 omitted)    assets (%)     bursements**(%)    assets (%)  reimbursements        Rate (%)
----              ---           -------------    ----------     ---------------    ----------  --------------        --------
Government
Securities
A                  10.02          76,498         0.91           0.99                6.02        5.94                 355
                   (2.49)         65,136         0.84           0.98                6.46        6.34                 330
                    9.72          60,651         0.87           1.03                6.72        6.56                 232
                    9.96          73,046         0.85           1.00                5.68        5.53                 379
                    6.70         107,121         0.86           1.01                4.72        4.56                 452

Short Maturity
Gov't.
A                   6.61          68,346         0.82           1.12                6.04        5.76                 229
                    3.15          67,647         0.76           1.11                6.28        5.94                 203
                    6.70          52,317         0.77           1.18                6.71        6.30                  88
                    7.74          92,410         0.77           1.15                5.90        5.52                 141
                    5.68         257,690         0.77           1.09                3.81        3.49                  74

Money
Market
A                   4.55          98,115         0.73            --                 4.47         --                   --
                    4.09         121,884         0.70            --                 4.01         --                   --
                    5.18         127,056         0.73            --                 5.05         --                   --
                    3.64         118,894         0.69            --                 3.56         --                   --
                    1.15          97,136         0.73                               1.16

Flex Cap
Opportunity       (39.70)#        15,602         2.42+           --                (1.28)+       --                  122#
B                 (19.57)         12,841         2.71            --                (1.75)        --                  109
                  (29.48)          7,775         2.89                              (2.43)                            197

Small
Company
B                   1.65          12,103         2.25            --                (1.00)        --                   45
                   12.34          14,285         2.28            --                (1.11)        --                   43
                   38.27          25,733         2.12            --                (0.90)        --                   87
                    5.77          42,110         2.12            --                (0.98)        --                   58
                   (8.06)         58,931         2.14                              (1.19)                             54

Mid Cap
Growth             11.01#       $  3,841         2.29+           --                (1.24)+       --                   97
B                  28.97          14,891         2.29            --                (1.53)        --                  118
                   12.88          42,310         2.00            --                (1.71)        --                  135
                  (25.20)         33,322         2.27            --                (2.00)        --                   88
                  (19.14)         24,321         2.30                              (1.79)                            230

International
Equity
B                   9.24          18,163         2.25            --                 0.19         --                   12
                   17.05          23,536         2.16            --                 0.98         --                   35
                   (4.79)         22,974         2.19            --                 0.08         --                   47
                  (14.36)         17,176         2.21            --                (0.08)        --                   29
                  (10.31)         12,668         2.44                               0.16                              33

Growth Index B
                    6.40#       $  8,452         1.17+          1.66+              (0.14)+     (0.62)+                 3#
                  (13.62)         20,314         1.45           1.54               (0.85)      (0.94)                 30
                  (18.06)         15,778         1.48           1.60               (0.63)      (0.75)                 52
                  (19.59)         11,867         1.59           1.73               (0.44)      (0.58)                 29

Common
Stock
B                  13.38         129,966         1.81            --                 0.19         --                   28
                    5.14         149,586         1.81            --                 0.05         --                   37
                    3.94         125,430         1.86            --                (0.08)        --                   52
                   (7.20)        112,871         1.86            --                (0.14)        --                   65
                  (13.39)         80,772         1.96            --                (0.18)                             55


                                                      Net gains or
                                                      Losses on
                Fiscal        Net asset   Net         Securities                 Dividends                                 Net asset
                year          value,      investment  both Realized  Total From  from net    Distributions                 value,
                (period)      beginning   income      and            Investment  investment  from capital  Total           end of
Fund            ended         of period   (loss)      Unrealized     Operations  income      gains         Distributions   period
----            -----         ---------   ------      ----------     ----------  ------      -----         -------------   ------
Balanced        8 Mo. To
B               11/30/98       20.32        0.38        1.77           2.15        0.40        1.16          1.56           20.91
                11/30/99       20.91        0.39       (0.02)          0.37        0.39        1.48          1.87           19.41
                11/30/00       19.41        0.47        0.25           0.72        0.48        0.95          1.43           18.70
                11/30/01       18.70        0.31       (0.45)         (0.14)       0.36        1.59          1.95           16.61
                11/30/02       16.61        0.20       (1.50)         (1.30)       0.20        0.96          1.16           14.15

High Yield

B               11/30/98       10.40        0.84       (0.57)          0.27        0.84        0.09          0.93            9.74
                11/30/99        9.74        0.79       (0.56)          0.23        0.79         --           0.79            9.18
                11/30/00        9.18        0.82       (1.42)         (0.60)       0.83         --           0.83            7.75
                11/30/01        7.75        0.69       (0.09)          0.60        0.69         --           0.69            7.66
                11/30/02        7.66        0.59       (0.19)          0.40        0.59                      0.59            7.47

Bond

B               11/30/98        6.38        0.34        0.08           0.42        0.34         --           0.34            6.46
                11/30/99        6.46        0.33       (0.50)         (0.17)       0.33         --           0.33            5.96
                11/30/00        5.96        0.36       (0.14)          0.22        0.36         --           0.36            5.82
                11/30/01        5.82        0.32        0.37           0.69        0.32         --           0.32            6.19
                11/30/02        6.19        0.25       (0.10)          0.15        0.25                      0.25            6.09

Money

Market

B               11/30/98        1.00        0.04        --             0.04        0.04         --           0.04            1.00
                11/30/99        1.00        0.04        --             0.04        0.04         --           0.04            1.00
                11/30/00        1.00        0.05        --             0.05        0.05         --           0.05            1.00
                11/30/01        1.00        0.03        --             0.03        0.03         --           0.03            1.00
                11/30/02        1.00        0.01                       0.01        0.01                      0.01            1.00

Flex Cap        9 Mo. to
Opportunity     11/30/00 (A)  $10.00      $(0.08)     $(3.88)        $(3.96)       --           --            --           $ 6.04
C               11/30/01        6.04       (0.09)      (1.10)         (1.19)       --           --            --             4.85
                11/30/02        4.85       (0.09)      (1.32)         (1.41)                                                 3.44

Small           5 Mo. to
Company C       11/30/01 (D)  $ 5.43       (0.03)     $ 0.18         $ 0.15        --           --            --           $ 5.58
                11/30/02        5.58       (0.07)      (0.37)         (0.44)                   0.05          0.05            5.09


                                                      Net gains or
                                                      Losses on
                Fiscal        Net asset   Net         Securities                 Dividends                                 Net asset
                year          value,      investment  both Realized  Total From  from net    Distributions                 value,
                (period)      beginning   income      and            Investment  investment  from capital  Total           end of
Fund            ended         of period   (loss)      Unrealized     Operations  income      gains         Distributions   period
----            -----         ---------   ------      ----------     ----------  ------      -----         -------------   ------
Mid Cap         8 Mo. to
Growth          11/30/00(E)   $22.79      $(0.35)     $(3.58)        $(3.93)       --          --             --           $18.86
C               11/30/01       18.86       (0.33)      (3.99)         (4.32)       --         2.14           2.14           12.40
                11/30/02       12.40       (0.24)      (2.17)         (2.41)                                                 9.99

International   7 mo. to
Equity          11/30/98(G)   $19.57      $(0.02)     $(1.50)        $ (1.52)    $ --        $ --          $  --           $18.05
C               11/30/99       18.05        0.09        2.94            3.03       --          --             --            21.08
                11/30/00       21.08        0.07       (0.99)          (0.92)      --         1.69           1.69           18.47
                11/30/01       18.47       (0.08)      (2.13)          (2.21)      --         3.21           3.21           13.05
                11/30/02       13.05       (0.03)      (1.35)          (1.38)                 0.04           0.04           11.63

Growth Index    8 Mo. to
C               11/30/00(E)   $23.59      $(0.29)     $(4.94)        $ (5.23)      --          --             --           $18.36
                11/30/01       18.36       (0.36)      (3.22)          (3.58)      --          --             --            14.78
                11/30/02       14.78       (0.18)      (2.80)          (2.98)                                               11.80

Common Stock    7 mo. to
C               11/30/98(F)   $45.23      $ 0.06      $(0.71)        $ (0.65)    $0.03       $ --          $ 0.03          $44.55
                11/30/99       44.55       (0.03)       2.20            2.17      0.01        3.81           3.82           42.90
                11/30/00       42.90       (0.04)       1.52            1.48       --         3.22           3.22           41.16
                11/30/01       41.16       (0.03)      (2.54)          (2.57)     0.00^       5.51           5.51           33.08
                11/30/02       33.08       (0.06)      (3.90)          (3.96)                 3.61           3.61           25.51

Balanced        7 mo. to
C               11/30/98(F)   $20.87      $ 0.20      $(0.01)        $  0.19     $0.16       $ --          $ 0.16          $20.90
                11/30/99       20.90        0.32       (0.03)           0.29      0.32        1.48           1.80           19.39
                11/30/00       19.39        0.41        0.23            0.64      0.40        0.95           1.35           18.68
                11/30/01       18.68        0.31       (0.48)          (0.17)     0.34        1.59           1.93           16.58
                11/30/02       16.58        0.18       (1.49)          (1.31)     0.20        0.96           1.16           14.11



                                                            Ratio of Expenses                Ratio of
                                                            to Average net      Ratio        Net Investment
                             Net assets       Ratio of      Assets before       of Net       Income to Avg.
                 Total       at end of        Expenses to   Voluntary           Income to    net assets before    Portfolio
                 return*     period           average net   Expense Reim-       Avg. net     voluntary expense -  turnover
Fund             (%)         (000 omitted)    assets (%)    bursements**(%)     assets (%)   reimbursements       Rate (%)
----             ---         -------------    ----------    ---------------     ----------   --------------       --------
Balanced
B                 11.34       46,946          1.90           --                  1.91          --                   81
                   1.79       52,086          1.87           --                  2.00          --                  110
                   3.99       45,617          1.91           --                  2.52                              127
                  (0.86)      44,616          1.93           --                  1.80          --                  124
                  (8.35)      36,607          1.98                               1.29                              159

High Yield
B                  2.42       55,911          1.52           --                  8.19          --                  139
                   2.50       59,518          1.66           --                  8.40          --                  144
                  (7.16)      44,921          1.68           --                  9.36          --                  105
                   8.06       44,300          1.68           --                  8.84          --                  148
                   5.49       47,552          1.71                               7.88                              111

Bond
B                  6.80       16,601          1.64          1.84                 5.40         5.22                 147
                  (2.65)      20,703          1.63          1.81                 5.41         5.25                 207
                   3.95       18,549          1.66          1.85                 6.22         6.02                 177
                  12.14       22,559          1.75          1.82                 5.31         5.24                 210
                   2.44       25,126          1.87          1.87                 4.00         4.00                 298

Money
Market
B                  4.49       4,422           0.78          --                   4.42          --                  --
                   3.84       5,378           0.93          --                   3.79          --                  --
                   4.85       4,068           1.03          --                   4.72          --                  --
                   3.43       6,311           0.89          --                   3.21          --                  --
                   0.89       9,948           0.88                               0.86

Flex Cap
Opportunity      (39.60)#    $ 4,940          2.28+         --                  (1.15)+        --                  122#
C                (19.70)       3,887          2.66          --                  (1.70)         --                  109
                 (29.07)       2,530          2.68                              (2.22)                             197

Small
Company C          2.76#     $ 1,890          2.45+         --                  (1.56)+        --                   58
                  (7.97)      25,153          2.19                              (1.25)         --                   54

                                                            Ratio of Expenses                Ratio of
                                                            to Average net      Ratio        Net Investment
                             Net assets       Ratio of      Assets before       of Net       Income to Avg.
                 Total       at end of        Expenses to   Voluntary           Income to    net assets before     Portfolio
                 return*     period           average net   Expense Reim-       Avg. net     voluntary expense -   turnover
Fund             (%)         (000 omitted)    assets (%)    bursements**(%)     assets (%)   reimbursements        Rate (%)
----             ---         -------------    ----------    ---------------     ----------   --------------        --------
Mid Cap
Growth           (17.24)#    $ 1,688          2.11+          --                 (1.87)+        --                  135
C                (25.33)       2,447          2.61           --                 (2.36)         --                   88
                 (19.44)       1,675          2.65                              (2.15)                             230

International
Equity            (7.77)#    $ 1,013          2.21+          --                  0.23+         --                   12
C                 16.79        1,820          2.29           --                  0.85          --                   35
                  (5.00)       2,080          2.33           --                  0.32          --                   47
                 (14.59)       1,622          2.36           --                 (0.43)         --                   29
                 (10.61)       1,370          2.90                              (0.25)                              33

Growth Index

C                (22.17)#    $   608          2.35+         2.45+               (1.81)+      (1.90)+                30
                 (19.50)         864          3.23          3.34                (2.37)       (2.48)                 52
                 (20.16)         797          2.55          2.68                (1.39)       (1.52)                 29

Common Stock

C                (1.43)#     $ 5,358          1.92+          --                  0.08+         --                   28
                  5.03         7,323          1.90           --                 (0.04)         --                   37
                  3.87         5,616          1.93           --                 (0.11)         --                   52
                 (7.30)        6,987          1.91           --                 (0.12)         --                   65
                 (13.48)       5,018          2.02                              (0.23)                              55

Balanced

C                 0.94#      $ 1,523          2.18+          --                  1.63+         --                   81
                  1.38         3,350          2.25           --                  1.65          --                  110
                  3.54         3,066          2.24           --                  2.20          --                  127
                 (1.06)        5,578          2.06           --                  1.61          --                  124
                 (8.47)        4,344          2.08                               1.18                              159


                                                      Net gains or
                                                      Losses on
                Fiscal        Net asset   Net         Securities                 Dividends                                 Net asset
                year          value,      investment  both Realized  Total From  from net    Distributions                 value,
                (period)      beginning   income      and            Investment  investment  from capital  Total           end of
Fund            ended         of period   (loss)      Unrealized     Operations  income      gains         Distributions   period
----            -----         ---------   ------      ----------     ----------  ------      -----         -------------   ------
High Yield      7 mo. to
C               11/30/98(F)   $10.70      $ 0.41      $(0.91)        $ (0.50)   $ 0.45         --          $ 0.45         $   9.75
                11/30/99        9.75        0.72       (0.56)           0.16      0.72         --            0.72             9.19
                11/30/00        9.19        0.76       (1.42)          (0.66)     0.75         --            0.75             7.78
                11/30/01        7.78        0.62       (0.08)           0.54      0.62         --            0.62             7.70
                11/30/02        7.70        0.56       (0.19)           0.37      0.54                       0.54             7.53

Balanced        11 mo. to
D               11/30/99(G)   $19.68       $0.33      $(0.38)        $ (0.05)   $ 0.31         --          $ 0.31          $ 19.32
                11/30/00       19.32        0.38        0.27            0.65      0.39        0.95           1.34            18.63
                11/30/01       18.63        0.23       (0.48)          (0.25)     0.28        1.59           1.87            16.51
                11/30/02       16.51        0.15       (1.51)          (1.36)     0.14        0.96           1.10            14.05



                                                                Ratio of Expenses              Ratio of
                                                                to Average net     Ratio       Net Investment
                                Net assets       Ratio of       Assets before      of Net      Income to Avg.
                  Total         at end of        Expenses to    Voluntary          Income to   net assets before     Portfolio
                  return*       period           average net    Expense Reim-      Avg. net    voluntary expense -   turnover
Fund              (%)           (000 omitted)    assets (%)     bursements**(%)    assets (%)  reimbursements        Rate (%)
----              ---           -------------    ----------     ---------------    ----------  --------------        --------
High Yield
C                  (4.69)#      $ 1,956          2.06+          --                 7.63+       --                    139
                    1.72          4,001          2.42           --                 7.69        --                    144
                   (7.74)         1,204          2.39           --                 8.55        --                    105
                    7.22          1,810          2.45           --                 7.88        --                    148
                    5.00          4,208          2.27                              7.20                              111

Balanced

D                  (0.24)#      $ 1,138          2.08+          --                 1.93+       --                    110
                    3.62          1,983          2.38           --                 2.06        --                    127
                   (1.52)         4,164          2.54           --                 1.13        --                    124
                   (8.82)         6,644          2.51                              0.78                              159

    (A) Commenced operations February 25, 2000
    (B) Commended operations September 13, 1999
    (C) Commenced operations January 12, 1998
    (D) Commenced operations July 9, 2001
    (E) Commenced operations March 30, 2000
    (F) Commenced operations May 4, 1998
    (G) Commenced operations January 4, 1999
    +   Annualized.
    #   Not annualized.
    * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.
    ** Expense reductions are comprised of the voluntary expense reimbursements.
     ^  Represents less than $.005 of average daily shares outstanding.

Audited financial statements for the Funds at November 30, 2002 and for the year then ended are incorporated by reference to the Funds' 2002 Annual Report to Shareholders.

                              THE SENTINEL FUNDS

                         SUPPLEMENT DATED JULY 1, 2002

                                 TO PROSPECTUS
                             DATED MARCH 29, 2002



Name Change - World Fund

Effective July 1, 2002, Sentinel World Fund has changed its name to Sentinel International Equity Fund, which management feels more accurately reflects its investment objective and management philosophy. The Fund normally invests at least 80% of its assets in equity securities.

Partners of Sentinel Advisors Company

Effective June 30, 2002, an affiliate of National Life Insurance Company purchased from Provident Mutual Life Insurance Company and an affiliate their interests in Sentinel Advisors Company, the investment advisor to the Sentinel Funds, as well as the interests of Provident and its affiliate in Sentinel Financial Services Company, the Sentinel Funds' distributor, and Sentinel Administrative Services Company, the transfer agent of the Sentinel Funds. Sentinel Advisors Company, Sentinel Financial Services Company and Sentinel Administrative Services Company are therefore now partnerships of which affiliates of National Life Insurance Company and Penn Mutual Life Insurance Company are the general partners. National Life Insurance Company's affiliates had already been the majority owners of the partnerships, and the managing general partners of the partnerships. This change in ownership will not result in any changes of management or other personnel of any of the partnerships.

                                Sentinel Funds

                              P R O S P E C T U S


                             Dated March 29, 2002



Sentinel Flex Cap Opportunity Fund      Sentinel Bond Fund
Sentinel Small Company Fund             Sentinel Tax-Free Income Fund
Sentinel Mid Cap Growth Fund            Sentinel New York Tax-Free Income Fund
Sentinel World Fund                     Sentinel Pennsylvania Tax-Free Trust
Sentinel Growth Index Fund              Sentinel Government Securities Fund
Sentinel Common Stock Fund              Sentinel Short Maturity Government Fund
Sentinel Balanced Fund                  Sentinel U.S. Treasury Money Market Fund
Sentinel High Yield Bond Fund



This prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

          Sentinel Funds o National Life Drive o Montpelier, VT 05604

Table of Contents
Key Facts About the Sentinel Funds........................3
Details About the Funds' Investment
    Objectives, Principal Investment Strategies
    and Related Risks.....................................16
Purchase Options..........................................32
How to Buy, Sell, Exchange and Transfer Shares............40
How the Funds are Priced..................................44
Dividends, Capital Gains and Taxes........................44
Sentinel Companies Privacy Policy.........................46
Management of the Funds...................................47
Financial Highlights......................................50



For information and assistance call your Financial Advisor or Investor        2
Services at 1-800-282-FUND (3683)
Visit us online at www.sentinelfunds.com

Key Facts about the Sentinel Funds

What are the main goals and investment strategies of each of the Sentinel
Funds?
This prospectus contains information about the fifteen mutual funds that comprise the Sentinel Family of Funds.


In this prospectus, each Sentinel Fund is referred to individually as a "Fund." Sentinel Advisors Company is the investment advisor for each Fund. We cannot guarantee that any Fund will achieve its goals. A brief description of each Fund follows:



Sentinel Flex Cap Opportunity Fund seeks long-term capital appreciation. The Fund will invest primarily in equity securities, such as common or preferred stocks, which are listed on U.S. exchanges or in the over-the-counter market. The Fund invests primarily in "growth" stocks of companies of all sizes. These companies tend to be either vital or creative companies that offer goods or services to a rapidly expanding marketplace or companies that are experiencing a major change that is expected to produce advantageous results. The Fund may borrow money to purchase additional investments. Income is not an important factor in selecting investments.



Sentinel Small Company Fund seeks growth of capital, by investing mainly in common stocks of small companies, which have, at the time of purchase, market capitalizations of less than $3 billion, and by investing, to a lesser extent, in medium-sized companies with market capitalizations between $3 billion and $10 billion which Sentinel Advisors believes have attractive growth potential and valuations. Income is not a factor in selecting stocks.

Sentinel Mid Cap Growth Fund seeks growth of capital, by focusing its investments on common stocks of mid-sized growing companies that Sentinel Advisors believes have favorable growth potential and attractive pricing in relation to this growth potential, as well as experienced and capable management. The Fund invests primarily in stocks with market capitalizations, at the time of purchase, within the range from the stock with the lowest market capitalization which is included in the Standard & Poor's 400 Midcap Index, up to and including 1.2 times the market capitalization of the largest company included in such index. As of February 28, 2002 the Standard & Poor's 400 Midcap Index included companies with capitalizations between $151 million and $9.58 billion. Income is not a factor in selecting stocks.


Sentinel World Fund seeks growth of capital, by investing in common stocks of established non-U.S. companies selected mainly for their growth prospects, or in U.S. companies that conduct their business mainly outside the United States.


Sentinel Growth Index Fund seeks to match, as closely as possible before expenses, the performance of the S&P 500/BARRA Growth Index, by investing in common stocks of the companies comprising the Index in approximately the same weightings as the Index. Generally the companies included in the Index are large capitalization growth stocks, with capitalizations at February 28, 2002 ranging from $362 million to $382.6 billion.


Sentinel Common Stock Fund seeks a combination of growth of capital, current income, growth of income and relatively low risk as compared with the stock market as a whole, by


For information and assistance call your Financial Advisor or Investor        3
Services at 1-800-282-FUND (3683)
Visit us online at www.sentinelfunds.com investing in a diverse group of common stocks of well-established companies that Sentinel Advisors believes are financially strong and are selling at attractive prices in relation to their values.


Sentinel Balanced Fund seeks a combination of growth of capital and current income, with relatively low risk and relatively low fluctuations in value, by investing in both common stocks and bonds. Sentinel Advisors allocates the Fund's assets among stocks and bonds based on whether it believes stock or bonds offer a better value at the time.


Sentinel High Yield Bond Fund seeks high current income and total return by investing mainly in lower rated corporate bonds, sometimes called "junk bonds". Although lower rated bonds generally pay interest at higher rates than investment grade bonds, they are more speculative and more likely to default than investment grade bonds.

Sentinel Bond Fund seeks high current income while seeking to control risk by investing mainly in investment grade bonds. The Fund invests exclusively in fixed-income securities.


Sentinel Tax-Free Income Fund seeks high current income exempt from federal income taxes while seeking to control risk by investing mainly in investment grade rated municipal bonds and unrated municipal bonds that Sentinel Advisors believes are of comparable quality.


Sentinel New York Tax-Free Income Fund seeks high current income exempt from federal income tax and New York State and New York City personal income taxes, while seeking to control risk, by investing in investment grade rated municipal bonds of New York issuers, and unrated New York municipal bonds that Sentinel Advisors believes are of comparable quality. Normally these bonds have remaining maturities of more than one year at the time of investment.



Sentinel Pennsylvania Tax-Free Trust seeks high current income exempt from federal income and Pennsylvania personal income taxes, while seeking to control risk, by investing in investment grade rated municipal bonds of Pennsylvania issuers, and unrated Pennsylvania municipal bonds that Sentinel Advisors believes are of comparable quality. Normally these bonds have remaining maturities of more than one year at the time of investment.


Sentinel Government Securities Fund seeks high current income while seeking to control risk by investing mainly in U.S. government bonds. Sentinel Advisors chooses the types of U.S. government securities that it believes will provide the best return with the least risk at the time of investment.


Sentinel Short Maturity Government Fund seeks high current income and limited fluctuations in principal value by investing mainly in a portfolio of U.S. government bonds with average lives at the time of purchase of three years or less.



Sentinel U.S. Treasury Money Market Fund seeks as high a level of current income as is consistent with stable principal values by investing primarily in short-term direct obligations of the U.S. Treasury.


For information and assistance call your Financial Advisor or Investor        4
Services at 1-800-282-FUND (3683)
Visit us online at www.sentinelfunds.com

What are the main risks of investing in the Funds?
Investment in each Fund is subject to certain risks. Some of the risk factors described below affect more than one Fund; others are specific to certain Funds. More information on each Fund's risk factors is described under "Details About the Funds' Investment Objectives, Principal Investment Strategies, and Related Risks". We cannot guarantee that any of the Funds will achieve its goals.


Equity Fund Risks
The value of all equity funds, including the Flex Cap Opportunity Fund, the Small Company Fund, the Mid Cap Growth Fund, the World Fund, the Growth Index Fund, the Common Stock Fund, and the Balanced Fund, may go up or down as the prices of the stocks held by these Funds go up or down. Changes in value may occur because the U.S. or other stock markets are rising or falling or due to business developments or other factors that affect the value of particular companies. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks could decline generally or underperform other types of investment assets. If the value of the stocks held in these Funds goes down, you may lose money. The stocks of smaller companies may be subject to greater changes in value than the stocks of larger, more established companies because they generally have more limited financial resources, narrower product lines, and may have less seasoned managers. In addition, small company stocks may trade less frequently and in lower share volumes, which could contribute to wider price fluctuations.

     The equity Funds are also subject to investment style risk, which is the chance that returns from the portion of the stock market on which they focus, for example large capitalization growth stocks for the Growth Index Fund, will trail returns from other asset classes or the overall stock market. Growth stocks and value stocks, and large company stocks and smaller company stocks, tend to go through cycles of performing better, or worse, than the stock market in general. These periods have, in the past, lasted for as long as several years. Growth stocks, and the Funds that focus on them (particularly the Flex Cap Opportunity Fund, the Mid Cap Growth Fund and the Growth Index
Fund), also have a tendency to be more volatile than other investments. Because the Flex Cap Opportunity Fund has the flexibility to invest in companies of all sizes, there is a risk that the Fund may focus on a size category that performs worse than the overall stock market.


     In the case of the Growth Index Fund, there is the risk that the Fund will not track closely the performance of the S&P 500/BARRA Growth Index for a number of reasons, including the Fund's costs of buying and selling securities and the flow of money into and out of the Fund.

     By tracking the composition of the S&P 500/BARRA Growth Index, the Growth Index Fund may be "non-diversified" under SEC standards, if a few large companies make up large components of the index at a given time. A fund's risk grows as its holdings become less diversified.

     Since the Flex Cap Opportunity Fund has the ability to borrow money to leverage the Fund's assets, it is subject to the additional risk that the cost of borrowing will exceed the returns for the securities purchased or that the securities purchased may actually go down in value; thus, the Fund's net asset value could decrease more quickly than if it had not borrowed. An investment in the Flex Cap Opportunity Fund is best suited for investors who seek long-term capital growth and can tolerate substantial fluctuations in their investment's value. Compared with the other


For information and assistance call your Financial Advisor or Investor        5
Services at 1-800-282-FUND (3683)
Visit us online at www.sentinelfunds.com

Sentinel Funds, the Flex Cap Opportunity Fund is likely to have the greatest price volatility, and may subject you to the highest risk of loss of your investment.


     Because the World Fund invests mainly in foreign countries, it is subject to additional risks. The World Fund's foreign stock investments may go up or down in value depending on the rise or fall of foreign stock markets, fluctuations in foreign exchange rates, foreign political and economic developments and U.S. and foreign laws relating to foreign investment. Non-U.S. securities also may be less liquid, more volatile and harder to value than U.S. securities. The World Fund may invest up to 15% of its total assets in emerging markets, where the above risks may be greater. If the value of the stocks held by the World Fund goes down, you may lose money.

Fixed Income Fund Risks
The High Yield, Bond, Tax-Free Income, New York, Pennsylvania, Government Securities and Short Maturity Government Funds, and the bond portion of the Balanced Fund, primarily invest in bonds. Bonds are subject to several types of risk. A bond's issuer may default on payments of interest or repayments of principal. The market also may judge that the odds that an issuer of bonds could default in the future have increased. Interest rates available in the market may increase, which would reduce the present value of the fixed payments to be received from outstanding bonds. Any of these factors could cause the value of bonds held by these Funds to fall. If the value of the portfolio investments falls, you could lose money.

     U.S. government bonds are very unlikely to default or to decline in credit quality. However, the value of U.S. government bonds generally will rise if interest rates fall, and fall if interest rates rise. The longer the remaining term of a bond, the more its value will tend to fluctuate as interest rates change. As a result, the Short Maturity Government Fund is subject to the least risk of the fixed-income Funds, since it invests mainly in U.S. government securities with relatively shorter maturities. However, the value of the shares of the Short Maturity Government Fund will fluctuate, and you could lose money in this Fund. The Government Securities Fund also faces very little credit quality risk, but since it invests in longer term securities, it faces more interest rate risk than the Short Maturity Government Fund. Both of these Funds, as well as the Bond Fund and the bond portion of the Balanced Fund, also invest in mortgage-backed securities, which have varying rates of principal repayments. When interest rates fall, mortgage prepayments generally increase, which may cause mortgage-backed securities to lose value. To the extent these Funds invest in mortgage-backed securities, they also are subject to extension risk. Extension risk is the possibility that when interest rates rise, prepayments occur at a slower than expected rate.

     In that event, a security that was considered short or intermediate-term at the time of purchase may effectively become a long-term security. Long-term securities generally tend to fluctuate more widely in response to changes in interest rates than shorter-term securities.

     The bonds in which the High Yield, Bond, Tax-Free Income, New York and Pennsylvania Funds, and the bond portion of the Balanced Fund invest are subject to default risk, or credit quality risk, as well as interest rate risk. Generally, the degree of default risk is reflected in the ratings of the securities. Investment grade rated securities generally are less subject to default risk than, for example, the lower rated securities in which the High Yield Fund invests. While any corporate or municipal security is subject to the risk of default, the lower the rating of a bond the more speculative it is and the more likely it is that the issuer may default or that the security may be downgraded.

     The High Yield Fund involves significantly more risk than the other fixed-income Funds, since it


For information and assistance call your Financial Advisor or Investor        6
Services at 1-800-282-FUND (3683)
Visit us online at www.sentinelfunds.com primarily invests in lower rated bonds while the other Funds primarily invest in higher quality bonds. In addition to greater default risk, lower rated bond values may experience greater fluctuations in value for several other reasons. An economic downturn is more likely to affect the ability of issuers who are less financially strong to make their bond payments. There may be less active trading in lower rated bond issues, and lower rated bond prices are more responsive to negative publicity or changes in investor perceptions. The risk of loss if a lower rated bond defaults also may be greater than for investment grade bonds because lower rated bonds are more likely to be unsecured and may be subordinated to other creditors.


     Because the New York and Pennsylvania Funds invest only in bonds of issuers in a single state, these Funds are more susceptible to the risk factors affecting municipal issuers in those states than funds which are more diversified geographically. These Funds are more sensitive to changes in the economic condition and governmental policies of their respective states. For example, the economic condition of a single significant industry within one of these states may impact municipal issuers in that state or their revenues.


Money Market Fund

The Money Market Fund invests primarily in short-term securities issued directly by the U.S. Treasury. It may also invest up to 25% of its total assets in repurchase agreements with respect to U.S. Treasury securities, and up to 10% of its total assets in shares of institutional money market funds which invest primarily in U.S. government securities. Repurchase agreements may subject the Fund to risk of loss if the other party to the repurchase agreement defaults on its obligation, and the proceeds from the sale of the U.S. Treasury securities held as collateral turn out to be less than the repurchase price stated in the agreement. The Fund is designed to maintain a stable net asset value and declare daily dividends. An investment in the Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Money Market Fund.


For information and assistance call your Financial Advisor or Investor        7
Services at 1-800-282-FUND (3683)
Visit us online at www.sentinelfunds.com

Risk/Return Bar Charts
The bar charts below and tables shown on pages 11-12 provide indications of the risks of investing in each Fund. The bar charts show changes in each Fund's performance for Class A shares for each calendar year over a ten year period, or for a shorter period for those Funds that have been in existence for less than ten years.


Sales charges are not reflected in the bar charts. If sales charges were reflected, returns would be less than those shown. How each Fund performed in the past is not necessarily an indication of how that Fund will perform in the future.



Sentinel Flex Cap Opportunity
Inception:  2000

-17.7
-----
 01


The highest return for a quarter for the Flex Cap Opportunity Fund was 13.80% (quarter ended December, 2001) and the lowest return for a quarter was (19.48)% (quarter ended March, 2001).



Sentinel Small Company
Inception:  1993

0.1     12.5    21.3    21.2    7.2     15.1    39.1    4.8
---     ----    ----    ----    ---     ----    ----    ---
94       95      96      97     98       99      00      01


The highest return for a quarter for the Small Company Fund was 20.85% (quarter ended December, 2001) and the lowest return for a quarter was (15.31)% (quarter ended September, 1998).



Sentinel Mid Cap Growth
Inception:  1969

6.0     3.3     -7.5    26.0    18.2    32.1    15.7    38.3    0.1     -24.7
---     ---     ----    ----    ----    ----    ----    ----    ---     -----
92      93       94      95      96      97      98      99     00        01


During the 10 year period shown in the above bar chart, the highest return for a quarter for the Mid Cap Growth Fund was 31.19% (quarter ended December,
2001) and the lowest return for a quarter was (33.54) % (quarter ended September, 2001).



Sentinel World
Inception:  1993

0.4     13.9    11.9    14.2    10.3    27.3    -9.3    -16.2
---     ----    ----    ----    ----    ----    ----    -----
94       95      96      97      98      99      00       01


The highest return for a quarter for the World Fund was 16.95% (quarter ended December, 1999) and the lowest return for a quarter was (14.91)% (quarter ended September, 1998).



For information and assistance call your Financial Advisor or Investor        8
Services at 1-800-282-FUND (3683)
Visit us online at www.sentinelfunds.com

Sentinel Growth Index
Inception: 1999




-22.6   -13.5
-----   -----
  00      01

The highest return for a quarter for the Growth Index Fund was 19.53% (quarter ended December, 1999) and the lowest return for a quarter was (17.57)% (quarter ended March, 2001).



Sentinel Common Stock
Inception:  1934

5.8     9.3     -1.2    34.4    20.8    27.9    14.0    3.1     10.5    -10.0
---     ---     ----    ----    ----    ----    ----    ---     ----    -----
92      93       94      95      96      97      98     99       00       01

During the 10 year period shown in the above bar chart, the highest return for a quarter for the Common Stock Fund was 16.53% (quarter ended December, 1998) and the lowest return for a quarter was (11.69)% (quarter ended September, 1998).


Sentinel Balanced
Inception:  1938

6.2     9.6     -3.6    25.2    12.1    20.6    11.9    0.5     8.6     -2.9
---     ---     ----    ----    ----    ----    ----    ---     ---     ----
92      93       94      95      96      97      98     99      00       01


During the 10 year period shown in the above bar chart, the highest return for a quarter for the Balanced Fund was 9.90% (quarter ended December, 1998) and the lowest return for a quarter was (6.19) % (quarter ended September, 2001).



Sentinel High Yield Bond
Inception:  1997

1.1     4.9     -7.5    6.8
---     ---     ----    ---
98      99       00      01


The highest return for a quarter for the High Yield Fund was 6.98% (quarter ended December, 2001) and the lowest return for a quarter was (6.59)% (quarter ended September, 1998).




Sentinel Bond
Inception:  1969

7.7     12.4    -4.9    19.9    1.9     8.6     7.6     -2.7    7.5     10.2
---     ----    ----    ----    ---     ---     ---     ----    ---     ----
92       93      94      95     96      97      98       99     00       01

During the 10 year period shown in the above bar chart, the highest return for a quarter for the Bond Fund was 6.89% (quarter ended June, 1995) and the lowest return for a quarter was (3.77)% (quarter ended March, 1994).


For information and assistance call your Financial Advisor or Investor        9
Services at 1-800-282-FUND (3683)
Visit us online at www.sentinelfunds.com

Sentinel Tax-Free Income
Inception:  1990

9.0     12.7    -5.3    15.3    2.6     9.3     5.8     -3.8    11.6    3.7
---     ----    ----    ----    ---     ---     ---     ----    ----    ---
92       93      94      95     96      97      98       99      00     01

During the 10 year period shown in the above bar chart, the highest return for a quarter for the Tax-Free Income Fund was 6.21% (quarter ended March, 1995) and the lowest return for a quarter was (4.92)% (quarter ended March, 1994).


Sentinel New York Tax-Free
Inception:  1995

3.0     10.4    6.8     -4.7    14.3    4.1
---     ----    ---     ----    ----    ---
96       97     98       99      00     01


The highest return for a quarter for the New York Tax-Free Income Fund was 5.67% (quarter ended December, 2000) and the lowest return for a quarter was (2.49)% (quarter ended June, 1999).



Sentinel Pennsylvania Tax-Free
Inception:  1986

9.4     9.7     -4.9    14.1    3.2     7.8     5.0     -4.2    12.0    3.1
---     ---     ----    ----    ---     ---     ---     ----    ----    ---
92      93       94      95     96      97      98       99      00     01

During the 10 year period shown in the above bar chart, the highest return for a quarter for the Pennsylvania Tax-Free Trust was 5.12% (quarter ended December, 2000) and the lowest return for a quarter was (4.32)% (quarter ended March, 1994).


Sentinel Government Securities
Inception:  1986

7.4     9.3     -4.4    19.0    0.8     9.3     9.1     -3.5    12.6    6.9
---     ---     ----    ----    ---     ---     ---     ----    ----    ---
92      93       94      95     96      97      98       99      00     01

During the 10 year period shown in the above bar chart, the highest return for a quarter for the Government Securities Fund was 5.72% (quarter ended June, 1995) and the lowest return for a quarter was (3.62)% (quarter ended March,
1994).


Sentinel Short Maturity Government
Inception:  1995

4.6     6.8     6.3     3.0     7.7     6.5
---     ---     ---     ---     ---     ---
96      97      98      99      00      01


The highest return for a quarter for the Short Maturity Government Fund was 3.14% (quarter ended September, 2001) and the lowest return for a quarter was (0.01)% (quarter ended March, 1996)



For information and assistance call your Financial Advisor or Investor       10
Services at 1-800-282-FUND (3683)
Visit us online at www.sentinelfunds.com

Sentinel U.S. Treasury
Money Market
Inception:  1993

3.3     5.0     4.5     4.6     4.5     4.1     5.2     3.3
---     ---     ---     ---     ---     ---     ---     ---
94      95      96      97      98      99      00      01



The highest return for a quarter for the U.S. Treasury Money Market Fund was 1.40% (quarter ended December, 2000) and the lowest return for a quarter was 0.45% (quarter ended December, 2001).






Average Annual Total Return Tables
The tables below compare for the periods shown the average annual return of an appropriate broad-based securities market index with the average annual return before taxes for each class of each Fund, the average annual return after taxes on distributions for the Class A shares of each Fund and the average annual total return after taxes on distributions and redemption for Class A shares of each Fund. All returns include the effect of the maximum sales charge, including any contingent deferred sales charge that would apply to a redemption at the end of the period, in the case of the Class B and Class C shares. How each Fund performed in the past before and after taxes is not necessarily an indication of how that Fund will perform in the future.

         After-tax returns are shown only for Class A and after-tax returns for other classes of shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect during the relevant period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts or tax-advantaged education savings accounts, such as qualified tuition programs or Coverdell Education Savings Accounts. As an example, the highest federal marginal tax rates in effect for calendar year 2001 were generally 39.1% for ordinary income and short-term capital gain dividends, and 20% for long-term capital gain distributions. However, the historical highest rates applicable during the periods measured and used in the after-tax calculations below may be different from the highest individual marginal income tax rates for 2001.



For information and assistance call your Financial Advisor or Investor       11
Services at 1-800-282-FUND (3683)
Visit us online at www.sentinelfunds.com



----------------------------------------------------------------------------------------------------------------------------------
                                                                                         Past           Past 5      Past 10 Years/
For the periods ended December 31, 2001                                                One Year      Years/Since        Since
                                                                                                      Inception       Inception
----------------------------------------------------------------------------------- --------------- --------------- ---------------
Flex Cap Opportunity Fund
----------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return Before Taxes:  Class A                                                    (21.77)%                       (32.92%)1
----------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return After Taxes on Distributions - Class A                                    (21.77)%                       (32.92)%1
----------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return After Taxes on Distributions and Sale of Fund Shares - Class A            (17.42)%                       (25.35)%1
----------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return Before Taxes:  Class B                                                    (21.74)%                       (33.91%)1
----------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return Before Taxes:  Class C                                                    (18.62%                        (32.43%)1
----------------------------------------------------------------------------------- --------------- --------------- ---------------
S&P 500 Index (reflects no deduction for fees, expenses or taxes)                      (11.88)%                        (8.64%)1
----------------------------------------------------------------------------------- --------------- --------------- ---------------

----------------------------------------------------------------------------------- --------------- --------------- ---------------
Small Company Fund *
----------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return Before Taxes:  Class A                                                    (0.48) %         15.67%         13.91%2
----------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return After Taxes on Distributions - Class A                                    (0.65)%          11.96%          9.70%2
----------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return After Taxes on Distributions and Sale of Fund Shares - Class A            (0.39)%          11.61%          9.64%2
----------------------------------------------------------------------------------- --------------- --------------- ---------------
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)                  2.63%           7.64%           7.56%3
----------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return Before Taxes:  Class B                                                    (0.14) %         15.63%         15.29%3
----------------------------------------------------------------------------------- --------------- --------------- ---------------
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)                  2.63%           7.64%           7.56%3
----------------------------------------------------------------------------------- --------------- --------------- ---------------

----------------------------------------------------------------------------------- --------------- --------------- ---------------
Mid Cap Growth Fund
----------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return Before Taxes:  Class A                                                    (28.50) %        8.64%           9.90%
----------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return After Taxes on Distributions - Class A                                    (28.50)%         4.91%           5.01%
----------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return After Taxes on Distributions and Sale of Fund Shares - Class A            (22.80)%         5.62%           5.54%
----------------------------------------------------------------------------------- --------------- --------------- ---------------
S&P 500 Index (reflects no deduction for fees, expenses or taxes)                      (11.88)%         10.71%          12.93%
----------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return Before Taxes:  Class B                                                    (28.51)%                         4.95%4
----------------------------------------------------------------------------------- --------------- --------------- ---------------
S&P 500 Index (reflects no deduction for fees, expenses or taxes)                      (11.88)%                         6.58%4
----------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return Before Taxes:  Class C                                                    (25.68)%                       (23.23)%5
----------------------------------------------------------------------------------- --------------- --------------- ---------------
S&P 500 Index (reflects no deduction for fees, expenses or taxes)                      (11.88)%                       (13.01)%5
----------------------------------------------------------------------------------- --------------- --------------- ---------------

----------------------------------------------------------------------------------- --------------- --------------- ---------------
World Fund
----------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return Before Taxes:  Class A                                                    (20.33)%         3.00%           8.02%2
----------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return After Taxes on Distributions - Class A                                    (20.76)%         1.31%           6.76%2
----------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return After Taxes on Distributions and Sale of Fund Shares - Class A            (16.48)%         2.28%           6.51%2
----------------------------------------------------------------------------------- --------------- --------------- ---------------
Morgan Stanley International "EAFE" )Europe, Australia, Far East) Index (reflects      (21.35)%         0.89%           6.24%2
no deduction for fees, expenses or taxes)
----------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return Before Taxes:  Class B                                                    (20.36)%         2.92%           2.98%3
----------------------------------------------------------------------------------- --------------- --------------- ---------------
Morgan Stanley International "EAFE" )Europe, Australia, Far East) Index (reflects      (21.35)%                         1.27%3
no deduction for fees, expenses or taxes)
----------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return Before Taxes:  Class C                                                    (17.18)%                        (3.49)%6
----------------------------------------------------------------------------------- --------------- --------------- ---------------
Morgan Stanley International "EAFE" )Europe, Austraalia, Far East) Index               (21.35)%                         3.24%6
(reflects no deduction for fees, expenses or taxes)
----------------------------------------------------------------------------------- --------------- --------------- ---------------

----------------------------------------------------------------------------------- --------------- --------------- ---------------
Growth Index Fund
----------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return Before Taxes:  Class A                                                    (15.62)%                       (11.91)%7
----------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return After Taxes on Distributions - Class A                                    (15.63)%                       (11.92)%7
----------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return After Taxes on Distributions and Sale of Fund Shares - Class A            (12.50)%                       ( 9.37)%7
----------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return Before Taxes:  Class B                                                    (16.65)%                       (12.37)%7
----------------------------------------------------------------------------------- --------------- --------------- ---------------
S&P 500/BARRA Growth Index (reflects no deduction for fees, expenses or taxes)         (12.72%)                       (14.87%)7
----------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return Before Taxes:  Class C                                                    (15.80)%                       (23.45)%5
----------------------------------------------------------------------------------- --------------- --------------- ---------------
S&P 500/BARRA Growth Index (reflects no deduction for fees, expenses or taxes)         (12.72)%                       (21.56)%5
----------------------------------------------------------------------------------- --------------- --------------- ---------------



For information and assistance call your Financial Advisor or Investor       12
Services at 1-800-282-FUND (3683)
Visit us online at www.sentinelfunds.com


----------------------------------------------------------------------------------- --------------- --------------- ---------------
----------------------------------------------------------------------------------- --------------- --------------- ---------------
Common Stock Fund
----------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return Before Taxes:  Class A                                                    (14.55)%         7.27%           10.17%
----------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return After Taxes on Distributions - Class A                                    (16.64)%         4.60%           7.47%
----------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return After Taxes on Distributions and Sale of Fund Shares - Class A            (11.79)%         5.59%           7.67%
----------------------------------------------------------------------------------- --------------- --------------- ---------------
S&P 500 Index (reflects no deduction for fees, expenses or taxes)                      (11.88)%         10.71%          12.93%
----------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return Before Taxes:  Class B                                                    (13.93)%         7.38%           8.53%3
----------------------------------------------------------------------------------- --------------- --------------- ---------------
S&P 500 Index (reflects no deduction for fees, expenses or taxes)                      (11.88)%         10.71%         12.19%3
----------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return Before Taxes:  Class C                                                    (10.83)%                         0.36%6
----------------------------------------------------------------------------------- --------------- --------------- ---------------
S&P 500 Index (reflects no deduction for fees, expenses or taxes)                      (11.88)%                         1.95%6
----------------------------------------------------------------------------------- --------------- --------------- ---------------

----------------------------------------------------------------------------------- --------------- --------------- ---------------
Balanced Fund
----------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return Before Taxes:  Class A                                                    (7.75)%          6.30%           8.99%
----------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return After Taxes on Distributions - Class A                                    (9.77)%          3.71%           5.56%
----------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return After Taxes on Distributions and Sale of Fund Shares - Class A            (6.70)%          4.42%           6.33%
----------------------------------------------------------------------------------- --------------- --------------- ---------------
Lehman Aggregate Bond Index (reflects no deduction for fees, expenses or taxes          8.44%           7.43%           7.23%
----------------------------------------------------------------------------------- --------------- --------------- ---------------
S&P 500 Index (reflects no deduction for fees, expenses or taxes)                      (11.88)%         10.71%          12.93%
----------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return Before Taxes:  Class B                                                    (7.13)%          6.46%           6.91%3
----------------------------------------------------------------------------------- --------------- --------------- ---------------
Lehman Aggregate Bond Index (reflects no deduction for fees, expenses or taxes          8.44%                           7.58%3
----------------------------------------------------------------------------------- --------------- --------------- ---------------
S&P 500 Index (reflects no deduction for fees, expenses or taxes)                      (11.88)%                        12.19%3
----------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return Before Taxes:  Class C                                                    (3.70)%                          1.50%6
----------------------------------------------------------------------------------- --------------- --------------- ---------------
Lehman Aggregate Bond Index (reflects no deduction for fees, expenses or taxes          8.44%                           7.15%6
----------------------------------------------------------------------------------- --------------- --------------- ---------------
S&P 500 Index (reflects no deduction for fees, expenses or taxes)                      (11.88)%                         1.95%6
----------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return Before Taxes:  Class D                                                    (9.53)%                         (0.50)%8
----------------------------------------------------------------------------------- --------------- --------------- ---------------
Lehman Aggegate Bond Index (reflects no deduction for fees, expenses or taxes           8.44%                           6.30%8
----------------------------------------------------------------------------------- --------------- --------------- ---------------
S&P 500 Index (reflects no deduction for fees, expenses or taxes)                      (11.88)%                         1.02%8
----------------------------------------------------------------------------------- --------------- --------------- ---------------

----------------------------------------------------------------------------------- --------------- --------------- ---------------
High Yield Bond Fund
----------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return Before Taxes:  Class A                                                     2.56%                           2.05%9
----------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return After Taxes on Distributions - Class A                                    (0.94)%                         (1.52)%9
----------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return After Taxes on Distributions and Sale of Fund Shares - Class A             0.33%                          (0.10)%9
----------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return Before Taxes:  Class B                                                     2.48%                           2.29%9
----------------------------------------------------------------------------------- --------------- --------------- ---------------
Lehman High Yield Index (reflects no deduction for fees, expenses or taxes)             5.28%                           2.29%9
----------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return Before Taxes:  Class C                                                     5.45%                          (1.32)%6
----------------------------------------------------------------------------------- --------------- --------------- ---------------
Lehman High Yield Index (reflects no deduction for fees, expenses or taxes)             5.28%                           0.08%6
----------------------------------------------------------------------------------- --------------- --------------- ---------------

----------------------------------------------------------------------------------- --------------- --------------- ---------------
Bond Fund
----------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return Before Taxes:  Class A                                                     5.74%           5.28%           7.37%
----------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return After Taxes on Distributions - Class A                                     3.26%           2.65%           3.31%
----------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return After Taxes on Distributions and Sale of Fund Shares - Class A             3.33%           2.87%           3.49%
----------------------------------------------------------------------------------- --------------- --------------- ---------------
Lehman Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)         8.44%           7.43%           7.23%
----------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return Before Taxes:  Class B                                                     5.18%           5.06%           4.98%3
----------------------------------------------------------------------------------- --------------- --------------- ---------------
Lehman Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)         8.44%           7.43%           7.58%3
----------------------------------------------------------------------------------- --------------- --------------- ---------------

----------------------------------------------------------------------------------- --------------- --------------- ---------------
Tax-Free Income Fund
----------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return Before Taxes:  Class A                                                    (0.46)%          4.33%           6.23%
----------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return After Taxes on Distributions - Class A                                    (0.46)%          4.17%           5.29%
----------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return After Taxes on Distributions and Sale of Fund Shares - Class A             0.56%           4.37%           5.81%
----------------------------------------------------------------------------------- --------------- --------------- ---------------
Lehman Municipal Bond Index (reflects no deduction for fees, expenses or taxes)         5.13%           5.98%           7.91%
----------------------------------------------------------------------------------- --------------- --------------- ---------------



For information and assistance call your Financial Advisor or Investor       13
Services at 1-800-282-FUND (3683)
Visit us online at www.sentinelfunds.com


----------------------------------------------------------------------------------- --------------- --------------- ---------------
New York Tax-Free Income Fund
----------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return Before Taxes:  Class A                                                    (0.05)%          5.13%          5.44%10
----------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return After Taxes on Distributions - Class A                                    (0.05)%          5.12%          5.40%10
----------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return After Taxes on Distributions and Sale of Fund Shares - Class A             0.89%           5.14%          5.36%10
----------------------------------------------------------------------------------- --------------- --------------- ---------------
Lehman Municipal Bond Index (reflects no deduction for fees, expenses or taxes)         5.13%           5.98%          6.50%10
----------------------------------------------------------------------------------- --------------- --------------- ---------------

----------------------------------------------------------------------------------- --------------- --------------- ---------------
Pennsylvania Tax-Free Trust
----------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return Before Taxes:  Class A                                                    (1.02)%          3.90%           5.73%
----------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return After Taxes on Distributions - Class A                                    (1.02)%          3.75%           4.89%
----------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return After Taxes on Distributions and Sale of Fund Shares - Class A             0.01%           4.01%           5.33%
----------------------------------------------------------------------------------- --------------- --------------- ---------------
Lehman Municipal Bond Index (reflects no deduction for fees, expenses or taxes)         5.13%           5.98%           7.91%
----------------------------------------------------------------------------------- --------------- --------------- ---------------


----------------------------------------------------------------------------------- --------------- --------------- ---------------
Government Securities Fund
----------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return Before Taxes:  Class A                                                     2.70%           5.87%           7.05%
----------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return After Taxes on Distributions - Class A                                     0.48%           3.33%           3.43%
----------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return After Taxes on Distributions and Sale of Fund Shares - Class A             1.05%           3.40%           4.15%
----------------------------------------------------------------------------------- --------------- --------------- ---------------
Lehman Government Bond Index (reflects no deduction for fees, expenses or taxes)        7.23%           7.40%           7.14%
----------------------------------------------------------------------------------- --------------- --------------- ---------------


----------------------------------------------------------------------------------- --------------- --------------- ---------------
Short Maturity Government Fund
----------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return Before Taxes:  Class A                                                     5.40%           3.83%           6.05%11
----------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return After Taxes on Distributions - Class A                                     3.05%           3.33%          3.57%11
----------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return After Taxes on Distributions and Sale of Fund Shares - Class A             3.15%           3.40%          3.59%11
----------------------------------------------------------------------------------- --------------- --------------- ---------------
Lehman 1-3 Yr. Gov't Bond Index (reflects no deduction for fees, expenses or            8.53%           6.64%          6.50%11
taxes)
----------------------------------------------------------------------------------- --------------- --------------- ---------------

----------------------------------------------------------------------------------- --------------- --------------- ---------------
Sentinel U.S. Treasury Money Market Fund
----------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return Before Taxes:  Class A                                                     3.36%           4.37%           3.91%2
----------------------------------------------------------------------------------- --------------- --------------- ---------------
Lipper US Treasury Money Market Funds (reflects no deduction for fees, expenses         3.35%           4.53%           4.36%2
or taxes)
----------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return Before Taxes:  Class B                                                     3.11%           4.20%           3.64%3
----------------------------------------------------------------------------------- --------------- --------------- ---------------
Lipper US Treasury Money Market Funds (reflects no deduction for fees, expenses         3.35%            4.5%           4.57%3
or taxes)
----------------------------------------------------------------------------------- --------------- --------------- ---------------
----------------------------------------------------------------------------------- --------------- --------------- ---------------




*No information is provided for the Class C shares of the Small Company Fund because that class began operations less than one year prior to December 31, 2001.

1 From inception on February 25, 2000
2 From inception on March 1, 1993
3 From inception on April 1, 1996
4 From inception on January 12, 1998
5 From inception on March 30, 2000
6 From inception on May 4, 1998
7 From inception on September 13, 1999
8 From inception on January 4, 1999
9 From inception on June 23, 1997
10 From inception on March 27, 1997
11From inception on March 24, 1995





For information and assistance call your Financial Advisor or Investor       14
Services at 1-800-282-FUND (3683)
Visit us online at www.sentinelfunds.com

Fees and Expenses
These tables describe the fees and expenses that you pay if you buy and hold shares of the Funds:

Shareholder Fees (fees paid directly from your investment):

Class A Shares (available for all Funds):


Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price) -
       Flex Cap Opportunity, Small Company, Mid Cap Growth, World,
       Common Stock and Balanced Funds........................5.00% maximum
       High Yield, Bond, Tax-Free Income, New York,
       Pennsylvania and Government Securities Funds...........4.00% maximum
       Growth Index Fund .....................................2.50%  maximum
       Short Maturity Government Fund.........................1.00% maximum
       Money Market Fund......................................None
Maximum Deferred Sales Charge (Load)..........................None1
Maximum Sales Charge (Load) Imposed
 on Reinvested Dividends......................................None
Redemption Fees...............................................None1
Exchange Fees.................................................None2


1 If you redeem by wire transfer, we assess a wire charge of $25.00. In addition, you pay a deferred sales charge of up to 1% on certain redemptions of Class A shares made within two years of purchase if you bought them without an initial sales charge as part of an investment of $1,000,000 or more.
2 If you exchange Class A shares of the Money Market Fund for Class A shares of another Fund, and you did not acquire the Money Market Fund shares in an exchange from another Fund's Class A shares, then you pay a sales charge equal to the sales charge imposed on new purchases of the new Fund.


Class B Shares
(available for the Flex Cap Opportunity, Small Company, Mid Cap Growth, World, Growth Index, Common Stock, Balanced, High Yield, Bond and Money Market Funds):

Maximum Sales Charge (Load) Imposed on Purchases..............None
Maximum Deferred Sales Charge (Load) (as a percentage of
   the lower of the purchase price or net asset value of shares being redeemed) All except Growth Index Fund......................4.00% maximum3
   Growth Index Fund..........................................2.50% maximum
Maximum Sales Charge (Load) Imposed
 on Reinvested Dividends......................................None
Exchange Fees.................................................None




3 The maximum deferred sales charge is imposed on shares redeemed in the first two years after purchase. For shares held longer than two years, or longer than one year for purchases over $250,000 in all Funds other than the Growth Index Fund, the deferred sales charge declines.

Class C Shares
(available for the Flex Cap Opportunity, Small Company, Mid Cap Growth, World, Growth Index, Common Stock, Balanced and High Yield Funds):



For information and assistance call your Financial Advisor or Investor       15
Services at 1-800-282-FUND (3683)
Visit us online at www.sentinelfunds.com

Maximum Sales Charge (Load)
Imposed on Purchases..........................................None
Maximum Deferred Sales Charge (Load) (as a percentage of
the lower of the purchase price or net asset value of shares being redeemed)...............................................1.00% for one
                                                              year after
                                                              purchase
Maximum Sales Charge (Load) Imposed
 on Reinvested Dividends......................................None
Exchange Fees.................................................None


Class D Shares
(available for the Balanced Fund only)


Maximum Sales Charge (Load)
Imposed on Purchases..........................................None
Maximum Deferred Sales Charge (Load) (as a percentage of
     the lower  of the purchase price or net asset value of shares being redeemed) ..............................................6.00% maximum4
Maximum Sales Charge (Load) Imposed
 on Reinvested Dividends......................................None
Exchange Fees.................................................None

4 The maximum deferred sales charge is imposed on shares redeemed in the first two years after purchase. For shares held longer than two years, the deferred sales charge declines.







For information and assistance call your Financial Advisor or Investor       16
Services at 1-800-282-FUND (3683)
Visit us online at www.sentinelfunds.com



Annual Fund Operating Expenses
(as a percentage of average net assets)

Class A:
-------
                                                                                                High
                            Flex Cap   Small    Mid Cap           Growth   Common              Yield
                         Opportunity   Company  Growth  World     Index    Stock     Balanced   Bond     Bond
                         ---------- -------------------------------------------------------------------------------

Management Fees              0.90%     0.60%    0.60%   0.60%     0.30%     0.55%    0.60%       0.75%   0.53%
Distribution and Service
     (12b-1) Fees            0.27      0.30     0.30    0.30      0.15      0.30     0.30        0.20    0.20

Other Expenses:
Accounting and
   Administrative Costs      0.03      0.03     0.03    0.03      0.03      0.03     0.03        0.03    0.03
 Other                       0.55      0.28     0.34    0.33      0.30      0.18     0.22        0.30    0.22
Total Other Expenses         0.58      0.31     0.37    0.36      0.33      0.21     0.25        0.33    0.25

Total Fund Operating
    Expense                  1.75%     1.21%    1.27%   1.26%   0.78.%(a)   1.06%    1.15%      1.28%    0.98%(a)



                                                                                          Short
                                    Tax-Free      New York     Penn.      Government      Maturity        Money
                                    Income        Tax-Free     Tax-Free   Securities      Government      Market
                                    ------        --------     --------   ----------      ----------      ------
Management Fees                     0.53%         0.53%        0.55%      0.53%           0.53%           0.40%
Distribution and Service
     (12b-1) Fees                   0.20          0.20         0.20       0.20            0.35            None
Other Expenses:
   Accounting and
     Administrative Costs           0.03          0.03         0.04       0.03            0.03            0.03
   Other                            0.19          0.17         0.40       0.24            0.24            0.26
Total Other Expenses                0.22          0.20         0.44       0.27            0.27            0.29
Total Fund Operating Expense        0.95%(a)      0.93%(a)     1.19%      1.00%(a)        1.15%(a)        0.69%



Class B:                                                                                         High
-------                     Flex Cap   Small    Mid Cap           Growth    Common               Yield          Money
                         Opportunity   Company  Growth  World     Index     Stock   Balanced     Bond     Bond  Market
                         -----------   -------  ------  -----     -----     -----   --------     ----     ----  ------
Management Fees              0.90%     0.60%    0.60%   0.60%     0.30%     0.55%    0.60%       0.75%   0.53%     0.40%
Distribution and Service
     (12b-1) Fees            0.99      1.00     1.00    1.00      0.75      1.00     1.00        0.66    1.00      None

Other Expenses:
 Accounting and
   Administrative Costs      0.03      0.03     0.03    0.03      0.03      0.03     0.03        0.03    0.03      0.03
 Other                       0.79      0.49     0.64    0.58      0.52      0.28     0.30        0.24    0.26      0.46
Total Other Expenses         0.82      0.52     0.67    0.61      0.55      0.31     0.33        0.27    0.29      0.49
Total Fund Operating
    Expense                  2.71%     2.12%    2.27%   2.21%   1.60%(a)    1.86%    1.93%      1.68%    1.82%(a)  0.89%


For information and assistance call your Financial Advisor or Investor       17
Services at 1-800-282-FUND (3683)
Visit us online at www.sentinelfunds.com


Class C:
--------
                                                                                                                            High
                                    Flex Cap       Small       Mid Cap                  Growth       Common                 Yield
                                    Opportunity    Company     Growth      World        Index        Stock        Balanced  Bond
                                    -----------    -------     ------      -----        -----        -----        --------  ----
Management Fees                     0.90%         0.60%        0.60%       0.60%        0.30%        0.55%         0.60%     0.75%
Distribution and Service
   (12b-1) Fees
                                    0.98          1.00         1.00        1.00         1.00         1.00          1.00      1.00

Other Expenses:
   Accounting and
     Administrative Costs           0.03          0.03         0.03        0.03         0.03         0.03          0.03      0.03
   Other                            0.75          0.82         0.98        0.73         2.01         0.33          0.43      0.67
Total Other Expenses                0.78          0.85         1.01        0.76         2.04         0.36          0.46      0.70

Total Fund Operating Expense        2.66%         2.45%        2.61%       2.36%        3.34%(a)     1.91%         2.06%     2.45%

Class D:
--------
                                        Balanced
                                        --------

Management Fees                          0.60%
Distribution and Service (12b-1) Fees
   (includes service fee and
   distribution fee)                     0.75
Other Expenses:
   Accounting and
     Administrative Costs                0.03
   Other                                 1.16
Total Other Expenses                     1.19

Total Fund Operating Expense             2.54%


(a) Current Expense Ratios


    The above expense ratios do not reflect waivers or reimbursements of expenses by Sentinel Advisors. As of March 29, 2002, Sentinel Advisors voluntarily waives or reimburses expenses of the Funds listed below to the extent necessary to cap expense ratios at the amounts shown below. These waivers or reimbursements will continue at least until November 30, 2002

Growth Index Fund Class A shares................0.65%
Tax-Free Income Fund Class A shares.............0.76%
New York Tax-Free Fund Class A shares...........0.50%
Government Securities Fund Class A shares.......0.86%
Short Maturity Government Fund Class A shares...0.77%


Because the Growth Index Fund also has Class B and Class C shares, the waiver of advisory fees of the Growth Index Fund also benefits the Class B and Class C shares of the Growth Index Fund. The Class B and Class C shares of the Growth Index Fund, will experience the same reduced effective advisory fee rate as the Class A shares of the Growth Index Fund. In the cases of the Growth Index Fund and the New York Tax-Free Income Fund, Sentinel Advisors currently intends to continue the above arrangement indefinitely. In the case of the other Funds, Sentinel Advisors intends to reset these expense caps annually to amounts approximately equal to 90% of the average expense ratios of the Class A shares of the Funds' peer groups (except that in the case of the Short Maturity Government Fund, the expense cap is to be increased by approximately 0.15% to take that Fund's higher Rule 12b-1 fee into account). However, these arrangements may be changed or terminated at any time after November 30, 2002.



For information and assistance call your Financial Advisor or Investor       18
Services at 1-800-282-FUND (3683)
Visit us online at www.sentinelfunds.com

Examples:
         These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

         These examples assume that you invest $10,000 in each Fund for the time periods indicated, that you pay the maximum sales charge that applies to a particular class, that the Fund's operating expenses remain the same, and that your investment has a 5% return each year. This assumption is not meant to indicate that you will receive a 5% annual rate of return.

         Your annual return may be more or less than the 5% used in these examples. Although your actual costs may be higher or lower, based on these assumptions your costs would be as shown below.


Note that the amounts shown do not reflect any of the waivers or reimbursements that limit expense ratios to the levels shown in footnote (a) on page 14.



Class A:          1 year  3 years  5 years 10 years
----------------------------------------------------
Flex Cap Opp.    $669     $1,024  $1,401  $2,459
Small Company     617        865   1,132   1,893
Mid Cap Growth    623        883   1,162   1,957
World             622        880   1,157   1,946
Growth Index      328        493     672   1,192
Common Stock      603        820   1,056   1,729
Balanced          611        847   1,101   1,828
High Yield        525        790   1,074   1,883
Bond              496        700     920   1,553
Tax-Free Income   493        691     904   1,520
NY Tax-Free       491        685     894   1,497
PA Tax-Free       516        763   1,028   1,785
Gov't Sec.        498        706     930   1,576
Short Mat. Gov't. 216        462     727   1,484
Money Market       70        221     384     859

Class B (if you redeem at the end of the period):
                  1 year   3 years 5 years 10 years
----------------------------------------------------
Flex Cap Opp.    $674     $1,141  $1,635  $2,597
Small Company     615        964   1,339   2,006
Mid Cap Growth    630      1,009   1,415   2,121
World             624        991   1,385   2,082
Growth Index      413        705     996   1,478
Common Stock      589        885   1,206   1,778
Balanced          596        906   1,242   1,865
High Yield        571        830   1,113   1,784
Bond              585        873   1,185   1,714
Money Market      491        584     693     987

Class B (if you do not redeem):
                  1 year  3 years  5 years 10 years
----------------------------------------------------
Flex Cap Opp.    $274     $ 841   $1,435  $2,597
Small Company     215       664    1,139   2,006
Mid Cap Growth    230       709    1,215   2,121
World             224       691    1,185   2,082
Growth Index      163       505      871  1,478
Common Stock      189       585    1,006  1,778
Balanced          196       606    1,042  1,865
High Yield        171       530      913  1,784
Bond              185       573      985  1,714
Money Market       91       284      493    987

Class C (if you redeem at the end of the period):
                  1 year  3 years   5 years  10 years
------------------------------------------------------
Flex Cap Opp.     $369     $ 826     $1,410  $2,993
Small Company      348       764      1,306  2,786
Mid Cap Growth     364       811      1,385  2,944
World              339       736      1,260  2,696
Growth Index       437     1,027      1,741  3,631
Common Stock       294       600      1,032  2,233
Balanced           309       646      1,108  2,390
High Yield         348       764      1,306  2,786

Class C (if you do not redeem):
                  1 year  3 years  5 years  10 years
---------------------------------------------------
Flex Cap Opp.     $269     $ 826    $1,410  $2,993
Small Company      248       764     1,306   2,786
Mid Cap Growth     264       811     1,385   2,944
World              239       736     1,260   2,696
Growth Index       337     1,027      1,741  3,631
Common Stock       194       600     1,032   2,233
Balanced           209       646     1,108   2,390
High Yield         248       764     1,306   2,786

Class D (if you redeem at the end of the period):
                  1 year  3 years  5 years 10 years
---------------------------------------------------
Balanced          $857    $1,291   $1,750   $2,875

Class D (if you do not redeem):
                  1 year  3 years  5 years 10 years
---------------------------------------------------
Balanced          $257    $ 790    $1,350   $2,875



For information and assistance call your Financial Advisor or Investor       19
Services at 1-800-282-FUND (3683)
Visit us online at www.sentinelfunds.com

Details About the Funds' Investment Objectives,
Principal Investment Strategies, and Related Risks

Each Fund has distinct investment objectives and policies. Investment objectives are fundamental policies of each Fund that may only be changed by a majority vote of the outstanding shares of that Fund. We cannot guarantee that these objectives will be achieved.

Each Fund's investment objectives and policies are described in this section. A general discussion of the Funds' investment policies and associated risks follows. All of the Funds other than the Growth Index, New York and Pennsylvania Funds, are "diversified" funds as defined in the Investment Company Act.

The Flex Cap Opportunity Fund invests in growth stocks of companies of all sizes.

         The Flex Cap Opportunity Fund seeks long-term capital appreciation. The Fund will invest primarily in equity securities, such as common or preferred stocks, which are listed on U.S. exchanges or the over-the-counter market. The Fund invests primarily in "growth" stocks. The Fund's subadvisor, Fred Alger Management, Inc. ("Alger"), believes that these companies tend to fall into one of two categories:

o  High Unit Volume Growth

Vital, creative companies which offer goods or services to a rapidly expanding marketplace. They include both established and emerging firms that offer new or improved products, or firms simply fulfilling an increased demand for an existing product line.

oPositive Life Cycle Change

Companies experiencing a major change which is expected to produce advantageous results. These changes may be as varied as new management, products or technologies; restructuring or reorganization; or merger or acquisition.

         The Fund invests in companies of all sizes. The Fund can leverage its assets, that is, borrow money, to buy additional securities for its portfolio. By borrowing money, the Fund has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed. However, this subjects the Fund to the risk that the cost of borrowing money to leverage its assets may exceed the returns for the securities purchased or that the securities purchased may actually go down in value; thus, the Fund's net asset value could decrease more quickly than if it had not borrowed. However, the Fund is not required to use leverage and there is no assurance that the Fund will use leverage.

         Although the Fund does not intend to concentrate in any one industry, the companies which satisfy Alger's investment criteria may be focused in certain broad sectors, such as technology. This may increase the volatility of the Fund's share price.

         The Fund's trading in some stocks may be relatively short-term, meaning that the Fund may buy a security and sell it a short time later to take advantage of current gains if it is believed that an alternative investment may provide greater future growth. This activity may create higher transaction costs due to commissions and other expenses. In addition, a high level of short-term trading may increase the Fund's realized gains, thereby increasing the amount of taxable distributions to shareholders at the end of the year.

         The Fund may invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if Alger believes that adverse market or other conditions warrant such investment. Such action




For information and assistance call your Financial Advisor or Investor       20
Services at 1-800-282-FUND (3683)
Visit us online at www.sentinelfunds.com is an attempt to protect the Fund's assets from a temporary unacceptable risk of loss, rather than directly to promote the Fund's investment objective.

         The Flex Cap Opportunity Fund may invest up to 15% of its net assets in illiquid securities and may invest in portfolio depositary receipts up to 5% of its total assets.


The Small Company Fund invests in stocks of small and medium-sized companies


The Small Company Fund seeks growth of capital, by investing mainly in common stocks of small and medium-sized companies that Sentinel Advisors believes have attractive growth potential and are attractively valued. Income is not a factor in selecting stocks. The Fund invests at least 80% of its assets in stocks of small companies, which have, at the time of purchase, market capitalizations of less than $3 billion. The Fund defines medium-sized companies as those with market capitalizations between $3 billion and $10 billion. The median market capitalization of the Fund's holdings is currently less than $1billion. Market capitalization is the total value of all the outstanding shares of common stock of a company. Up to 25% of the Fund's assets may be invested in securities within a single industry.


         The Small Company Fund's policy is to avoid short-term trading. However, the Fund may sell a security without regard to its holding period if Sentinel Advisors believes it is in the Fund's best interest to do so. The Fund's turnover rate is not expected to exceed 100% annually. The Fund is intended for long-term investors willing to accept more risk in order to seek above-average gains.

The Mid Cap Growth Fund invests in stocks of mid-sized companies


The Mid Cap Growth Fund seeks growth of capital by focusing its investments on common stocks of mid-sized growing companies. Sentinel Advisors tries to invest in companies with favorable growth potential with attractive pricing in relation to this growth potential, and experienced and capable managements. The Fund will invest at least 80% of its assets in stocks whose market capitalizations, at the time of purchase, are within the range from the stock with the lowest market capitalization which is included in the Standard & Poor's 400 Midcap Index, up to and including 1.2 times the market capitalization of the largest company included in such index. As of February 28, 2002 the Standard & Poor's 400 Midcap Index included companies with market capitalizations between $15 1million and $9.58 billion. Income is not a factor in selecting investments.


         Sentinel Advisors emphasizes stocks it believes to have superior potential for growth, rather than wide diversification. The Fund may invest up to 25% of its assets in stocks of companies within a single industry. The Fund is actively managed. It is possible that the Fund's turnover rate may exceed 100% annually. High turnover would cause the Fund to incur higher trading costs, including more brokerage commissions, and may reduce returns. It may also cause the Fund to recognize capital gains and capital losses for tax purposes earlier than it would if its turnover rate was lower.



The World Fund invests in stocks of non-U.S. companies

The World Fund seeks growth of capital by investing mainly in common stocks of established non-U.S. companies, or in U.S. companies that conduct their business mainly outside the United States. INVESCO Global Asset Management (N.A.), Inc. ("INVESCO") manages the World Fund under a sub-advisory arrangement. The World Fund will normally spread its assets over many different countries, and will normally not concentrate its investments in any one country. The Fund generally will not invest more than 25% of its assets in any one country, but the Fund may invest up to 40% of its assets in any one country if INVESCO feels that economic and business conditions make it appropriate to do so.



For information and assistance call your Financial Advisor or Investor       21
Services at 1-800-282-FUND (3683)
Visit us online at www.sentinelfunds.com

         The Fund focuses its investments on developed foreign countries, but may invest up to 15% of its total assets in emerging markets. It normally will have substantial investments in European countries. See page 27 for a discussion of the European Economic and Monetary Union.


         Normally, at least 75% of the Fund's total assets are invested in securities of non-U.S. issuers selected by INVESCO mainly for their long-term capital growth prospects. The remaining 25% may be invested in companies organized in the United States that have at least 50% of their assets and/or revenues outside the United States. The Fund also may invest in convertible or debt securities rated Baa or higher by Moody's Investors Service, Inc. or BBB or higher by Standard & Poor's.

         The majority of the Fund's trading of stocks occur on established stock exchanges or in the over-the-counter markets in the countries in which investments are being made. The Fund also expects to purchase American Depositary Receipts and European Depositary Receipts in bearer form, which are designed for use in European securities markets. ADRs trade on U.S. exchanges or in the U.S. over-the-counter markets, and represent foreign stocks. To expedite settlement of portfolio transactions and minimize currency value fluctuations, the Fund may purchase foreign currencies and/or engage in forward foreign currency transactions. Normally, however, the Fund does not hedge its foreign currency exposure.


         You should note that investing in foreign stocks involves some risks which normally are not associated with investing in U.S. securities, including those described on page 27.

The Growth Index Fund invests in stocks comprising the S&P 500/BARRA Growth
Index

The Growth Index Fund seeks to match, as closely as possible before expenses, the performance of the S&P 500/BARRA Growth Index. The S&P 500/BARRA Growth Index includes those stocks of the S&P 500 Index with higher than average price to book value ratios. The S&P 500 is an unmanaged index and typically includes companies that are the largest and most dominant in their industries. There can be no assurance that the Fund will achieve its objective.


         The Fund will invest at all times at least 80% of its total assets in the common stocks of the companies that comprise the S&P 500/BARRA Growth Index. It intends normally to invest substantially all its total assets in these common stocks, in approximately the same weightings as the S&P 500/BARRA Growth Index. The Fund also may hold up to 20% of its assets in money market instruments and stock index options and futures. Futures and options are considered "derivatives" because they "derive" their value from a traditional security (like a stock or bond) or index. The Fund intends to buy index options or futures, if at all, only in anticipation of buying stocks.

         The Growth Index Fund is not "actively managed," which would involve the investment advisor buying and selling securities based on research and analysis. Rather, the Growth Index Fund tries to match, as closely as possible, before expenses, the performance of its target index, the S&P 500/BARRA Growth Index. It does this by holding, under normal circumstances, all of the common stocks included in the target index, in approximately the same weightings as in the index.


         The Growth Index Fund invests broadly in the stocks of those large numbers of companies included in the S&P 500/BARRA Growth Index. However, if the S&P 500/BARRA Growth Index is concentrated in a handful of very large companies, the Fund will be required to invest a substantial portion of its assets in those few companies in order to track the index. By tracking the composition of the S&P 500/BARRA Growth Index, the Growth Index Fund may be "nondiversified" under SEC standards, although it will normally hold more than 100 stock positions. A fund's risk grows as its holdings become less diversified. This is because the poor performance of just a few stocks can cause a large



For information and assistance call your Financial Advisor or Investor       22
Services at 1-800-282-FUND (3683)
Visit us online at www.sentinelfunds.com decline in the price of a less-diversified fund.


         The Growth Index Fund by itself is not a balanced investment program. The Growth Index Fund generally holds the stocks of companies among the 500 largest U.S. publicly owned corporations. Of these stocks, the stocks included in the S&P 500/BARRA Growth Index have been valued in the stock market at levels which indicate that the market expects their issuers to have better than average prospects for growth of revenue and earnings. These stocks are sometimes referred to as "large capitalization growth stocks." The Growth Index Fund will not invest in other types of stocks, including the stocks of small companies, or so-called "value stocks," from which the market does not expect as much growth in revenue and earnings, but which can be purchased at lower valuations. Diversifying your investments beyond "large capitalization growth stocks" may lower the volatility of your overall investment portfolio, and could improve your long-term investment return.


         It is anticipated that the Growth Index Fund will have relatively small portfolio turnover. However, it may have to sell securities from time to time to meet redemption requests, and adjustments will be made in the portfolio from time to time because of changes in the composition of the S&P 500/BARRA Growth Index.


The Common Stock Fund invests in common stocks of well-established companies


The Common Stock Fund seeks a combination of growth of capital, current income, growth of income, and relatively low risk as compared with the stock market as a whole. It seeks this goal by investing mainly in a diverse group of common stocks of well-established companies, most of which pay regular dividends. Sentinel Advisors tries to select stocks of leading companies that are financially strong and are selling at attractive prices in relation to their values. When appropriate, the Fund also may invest in preferred stocks or debentures convertible into common stocks. Under normal circumstances, at least 80% of the Fund's assets are invested in common stocks.



The Balanced Fund invests in a combination of stocks and bonds

The Balanced Fund seeks a combination of growth of capital and current income, with relatively low risk and relatively low fluctuations in value. It seeks this goal by investing in common stocks similar to those in the Common Stock Fund and in investment grade bonds similar to those in the Bond Fund, with at least 25% of its assets in bonds. When determining this percentage, convertible bonds and/or preferred stocks are considered common stocks, unless these securities are held primarily for income. Sentinel Advisors will divide the Fund's assets among stocks and bonds based on whether it believes stocks or bonds offer a better value at the time. More bonds normally enhance price stability, and more stocks usually enhance growth potential.


The High Yield Bond Fund invests in lower rated corporate bonds


The High Yield Bond Fund seeks high current income and total return by investing mainly in lower rated corporate bonds, sometimes called "junk bonds." The High Yield Fund is managed by a sub-advisor, Evergreen Investment Management Company. The High Yield Fund normally invests at least 80% of its total assets in lower rated bonds. These bonds, because of the greater possibility that the issuers will default, are not investment grade - that is, they are rated below BBB by Standard & Poor's or below Baa by Moody's, or are unrated but considered by Evergreen to be of comparable credit quality. The High Yield Fund may invest in debt securities of any maturity. No more than 25% of the High Yield Fund's assets are invested in a single industry and no more than 5% of its assets in a single issuer. Lower rated debt securities and their associated risks are described in more detail on pages 28-29.


The High Yield Fund also may invest up to 20% of its total assets in common stocks, usually as a result of warrants



For information and assistance call your Financial Advisor or Investor       23
Services at 1-800-282-FUND (3683)
Visit us online at www.sentinelfunds.com associated with its bond holdings but also, under certain circumstances, to seek capital appreciation. The Fund also may invest in bonds convertible into common stock.

The High Yield Fund, when aggregated with the holdings of other mutual funds advised by Evergreen, will not own more than 20% of the outstanding debt securities of any issuer.

         The High Yield Fund may invest up to 15% of its net assets in illiquid securities.

         The High Yield Fund may invest in corporate loans made by banks or other financial institutions. The Fund may not be readily able to resell some of these corporate loans and they may be subject to restrictions on resale. If so, they would be subject to the Fund's limitation on illiquid securities. The value of a corporate loan will depend mainly on the borrower's ability to repay its debts. The High Yield Fund will invest in a corporate loan only if, in Evergreen's judgment, the borrower is capable of repaying the loan. However, Evergreen does not have any set minimum credit rating criteria regarding these borrowers. Evergreen will monitor the creditworthiness of the borrowers of corporate loans in which the High Yield Fund invests, but there can be no assurance that Evergreen will recognize factors that might ultimately impair the value of a corporate loan in time to protect the High Yield Fund from loss.


The High Yield Fund may invest up to 25% of net assets in the securities of foreign issuers, if they are denominated in U.S. dollars and are purchased and held by the High Yield Fund in the United States. You should note that investing in foreign securities involves certain special risk considerations which normally are not associated with investing in U.S. securities, including those described on pages 27 and 28.


The High Yield Fund does not expect to invest in futures and options, or other derivatives contracts during the coming year. However, if derivative securities are developed which permit effective hedging of a lower quality bond portfolio, the High Yield Fund may, for hedging purposes only, buy or sell derivative securities contracts. The total market value of any of these derivatives contracts at the time a position is taken will not exceed 5% of the High Yield Fund's net assets.

The Bond Fund invests in investment grade bonds


The Bond Fund seeks high current income while seeking to control risk by investing mainly in investment grade bonds. The Fund will invest exclusively in fixed-income securities, and to a limited extent in related derivatives, as discussed on page 30. At least 80% of the Fund's assets will normally be invested in the following types of bonds:


1. Corporate bonds which at the time of purchase are rated within the four highest rating categories of Moody's, Standard & Poor's or any other nationally recognized statistical rating organization;


2. Debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including the mortgage-backed securities described in the section on the Government Securities Fund on page 23;


3. Debt securities (payable in U.S. dollars) issued or guaranteed by Canadian governmental entities; and
4. Debt obligations of domestic banks or bank holding companies, even though not rated by Moody's or Standard & Poor's, that Sentinel Advisors believes have investment qualities comparable to investment grade corporate securities.


         The Fund may also invest in other fixed income securities, such as straight or convertible debt securities and straight or convertible preferred stocks.





For information and assistance call your Financial Advisor or Investor       24
Services at 1-800-282-FUND (3683)
Visit us online at www.sentinelfunds.com

         The Fund will invest no more than 20% of its total assets in lower quality bonds. These bonds are described in more detail in the discussion of the High Yield Fund. The risks inherent in these lower rated bonds are discussed on pages 28029.


         The Bond Fund may not invest more than 25% of its total assets in any one industry, except for U.S. Government Securities. In applying this limitation, Sentinel Advisors classifies utility companies according to their services, and financial services companies according to the end users of their services. For example, natural gas, electric, and telephone will each be considered a separate industry, as will auto finance, bank finance, and diversified finance.


The Tax-Free Income Fund invests in investment grade municipal bonds

The Tax-Free Income Fund seeks high current income exempt from federal income taxes while seeking to control risk by investing mainly in investment grade municipal bonds. The interest earned from these municipal bonds, in the opinion of the issuer's bond counsel, is exempt from federal income tax. These investments may include municipal bonds issued by states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities. The Fund seeks to spread its holdings out broadly among municipal bonds of different states and regions, and among different types of issuing authorities.

         Normally at least 80% of the total assets of the Tax-Free Income Fund will be invested in municipal bonds rated within the four highest rating categories of either Moody's or Standard & Poor's. The Fund also may invest in unrated municipal bonds if Sentinel Advisors believes the credit characteristics are at least equivalent to those of municipal bonds ranked in the fourth highest rating category of either Moody's or Standard & Poor's. Although this is not a fundamental policy, no more than 5% of the Fund's total assets may be invested in lower rated municipal bonds.

The New York Fund invests in investment grade municipal bonds of New York issuers

The New York Tax-Free Fund seeks high current interest income exempt from federal income tax and New York State and City personal income tax, while seeking to control risk, by investing in investment grade municipal bonds of New York issuers. The interest on these municipal bonds will be, in the opinion of the issuer's bond counsel, exempt from federal income tax and New York State and City personal income tax. Normally these bonds will have remaining maturities of more than one year at the time of investment.

         The Fund may, however, invest up to 20% of its net assets in short-term New York municipal bonds. Normally, at least 80% of the total assets of the New York Fund will be invested in municipal bonds rated within the four highest rating categories of either Moody's or Standard & Poor's. The New York Fund also may invest in unrated municipal bonds if Sentinel Advisors believes the credit characteristics are at least equivalent to those of municipal bonds ranked in the fourth highest rating category of either Moody's or Standard & Poor's. Although this is not a fundamental policy, no more than 5% of the New York Fund's total assets may be invested in lower rated New York municipal bonds.

The Pennsylvania Fund invests in investment grade municipal bonds of Pennsylvania issuers

The Pennsylvania Tax-Free Trust seeks high current interest income exempt from federal income tax and Pennsylvania personal income tax, while seeking to control risk, by investing in investment grade municipal bonds of Pennsylvania issuers. The interest on these municipal bonds is, in the opinion of the issuer's bond counsel, exempt from federal income tax and Pennsylvania personal income tax.

         The Pennsylvania Fund normally will invest substantially all of its net assets in Pennsylvania municipal bonds with maturities of more than one year. The Fund may, however, invest up to 20% of its net assets in short-term Pennsylvania municipal bonds. All of the Pennsylvania municipal bonds in which the


For information and assistance call your Financial Advisor or Investor       25
Services at 1-800-282-FUND (3683)
Visit us online at www.sentinelfunds.com

Pennsylvania Fund invests will be rated in the top four rating categories by Moody's or Standard & Poor's or, if unrated, will have equivalent investment characteristics, as determined by Sentinel Advisors.

         At least 75% of the Pennsylvania Fund's assets will always be invested in municipal obligations rated "A" or higher by Moody's or by Standard & Poor's or, if not rated, bonds that, in the opinion of Sentinel Advisors, have equivalent investment characteristics, or highly rated municipal notes or tax-exempt commercial paper. The Pennsylvania Fund cannot invest in "junk" municipal obligations.

         If Sentinel Advisors anticipates a rise in interest rates, the Pennsylvania Fund may temporarily invest up to 20% of its total assets in securities other than Pennsylvania municipal bonds and will invest in non-governmental issuers only where the bonds are rated in one of the two highest categories of either Standard & Poor's or Moody's.

         Temporary defensive investments may prevent the Pennsylvania Fund from achieving its investment objective.


The Government Securities Fund invests in U.S. government bonds


The Government Securities Fund seeks high current income while seeking to control risk by investing mainly in U.S. government bonds. These bonds include direct obligations of the U.S. Treasury, obligations guaranteed by the U.S. government, and obligations of U.S. government agencies and instrumentalities. Normally, the Fund invests at least 80% of its assets in government securities. The Fund is not required, however, to invest set amounts in any of the various types of U.S. government securities. Sentinel Advisors will choose the types of U.S. government securities that it believes will provide the best return with the least risk in light of its analysis of current market conditions and its outlook for interest rates and the economy.


         The Fund may make unlimited investments in mortgage-backed U.S. government securities, including pass-through certificates guaranteed by the Government National Mortgage Association. Each GNMA certificate is backed by a pool of mortgage loans insured by the Federal Housing Administration and/or the Veterans Administration, and provides for the payment of fixed monthly installments of principal and interest. Timely repayment of principal and payment of interest is guaranteed by the full faith and credit of the U.S. government. The Fund may invest in mortgage-backed securities guaranteed by the Federal National Mortgage Association and by the Federal Home Loan Mortgage Corporation. In all of these mortgage-backed securities, the actual maturity of and realized yield will vary based on the prepayment experience of the underlying pool of mortgages. Securities guaranteed by FNMA and FHLMC are not backed by the full faith and credit of the United States.

         While the maximum life of a mortgage-backed security is typically 30 years, its average life is likely to be substantially less than the original maturity of the underlying mortgages, because the mortgages in these pools may be prepaid, refinanced, or foreclosed. Prepayments are passed through to the mortgage-backed securityholder along with regularly scheduled repayments of principal and payments of interest. If prevailing interest rates are below the rates on the mortgages, the mortgage borrowers are more likely to refinance their mortgages than if interest rates are at or above the interest rates on the mortgages. Faster prepayments will reduce the potential of the mortgage-backed securities to rise in value during periods of falling interest rates, while the risk of falling value during periods of rising interest rates may be comparable to other bonds of similar maturities.



The Fund may engage in the "dollar roll" transactions described on page 30.


The Fund also may use repurchase agreements as a means of making short-term investments. It will invest



For information and assistance call your Financial Advisor or Investor       26
Services at 1-800-282-FUND (3683)
Visit us online at www.sentinelfunds.com only in repurchase agreements with durations of seven days or less, only where the collateral securities are U.S. government securities, and only in aggregate amounts of not more than 25% of the Fund's net assets. The Fund might incur time delays or losses if the other party to the agreement defaults on the repurchase of the securities.

In addition, the Fund may invest up to 20% of its net assets in high quality money market instruments which are not issued or guaranteed by the U.S. government or its agencies or instrumentalities. These include bank money market instruments, commercial paper or other short-term corporate obligations listed in the highest rating categories by nationally recognized statistical rating organizations. These money market instruments may be used as a means of making short-term investments.


The Short Maturity Government Fund invests in U.S. government bonds with limited maturities


The Short Maturity Government Fund seeks high current income and limited fluctuations in principal value by investing mainly in U.S. government bonds that have average lives of three years or less. This Fund invests at least 80% of its assets in U.S. Government Securities with average lives, at the time of purchase, of three years or less. The remainder of the Fund's assets may be invested in U.S. government securities with other maturities. The U.S. government securities in which the Fund invests include the same types of securities in which the Government Securities Fund will invest.



         The Fund is not required to invest set amounts in any type of U.S. government securities. Sentinel Advisors chooses the types of U.S. government securities that it believes will provide the best return with the least risk in light of its analysis of current market conditions and its outlook for interest rates and the economy. Like the Government Securities Fund, the Short maturity Government Fund may make unlimited investments in mortgage-backed U.S. government securities.


         The Fund may engage in the "dollar roll" transactions described on page 30.


         In addition, like the Government Securities Fund, the Short Maturity Government Fund may invest up to 20% of its net assets in high quality money market instruments which are not issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund may also use repurchase agreements as a means of making short-term investments, in the same way as described for the Government Securities Fund above.

         The Fund is not guaranteed or insured by the U.S. Government, and the value of the Fund's shares will fluctuate.

The Money Market Fund invests primarily in short-term U.S. Treasury securities

The U.S. Treasury Money Market Fund seeks as high a level of current income as is consistent with stable principal values by investing primarily in short-term direct obligations of the U.S. Treasury. These obligations include U.S. Treasury bills, notes and bonds with remaining maturities of 397 days or less. The Fund may also invest up to 25% of its total assets in repurchase agreements with respect to U.S. Treasury securities, and up to 10% of its total assets in shares of institutional money market funds which invest primarily in securities of the U.S. Treasury, U.S. government agencies and instrumentalities and repurchase agreements with respect to such securities. The Fund may earn less income than funds owning longer term securities or lower quality securities that have less liquidity, greater market risk and greater market value fluctuations.

         The Fund seeks to maintain a net asset value of $1.00 per share, by using the amortized cost method of valuing its securities. The Fund is required to maintain a dollar-weighted average



For information and assistance call your Financial Advisor or Investor       27
Services at 1-800-282-FUND (3683)
Visit us online at www.sentinelfunds.com portfolio maturity of 90 days or less.

         In many states, the Fund's income dividends may be largely exempt from state and local income taxes, but subject to federal income taxes. For more information on state and local tax exemption, consult a tax advisor.



General Information Relevant to the Investment Practices of the Funds, and Associated Risks

We cannot guarantee that any Fund's investment objective will be achieved.

You can find additional information about the securities and investment techniques used by the Funds in the Sentinel Funds' Statement of Additional Information, which is incorporated by reference into (is legally made a part of) this Prospectus. You can get a free copy of the Statement of Additional Information by calling 1-800-282-FUND (3863), or by writing to Sentinel Administrative Service Company at P.O. Box 1499, Montpelier, VT 05601-1499.


Risks you face by investing in the Equity Funds
Information Relevant to the Equity Funds
Stock Market and Selection Risk. The Flex Cap Opportunity, Small Company, Mid Cap Growth, World, Growth Index, Common Stock and Balanced Funds are subject to stock market and selection risk. Stock market risk is the risk that the stock market will go down in value, including the possibility that the market will go down sharply and unpredictably. Selection risk is the risk that the investments that Sentinel Advisors, Alger or INVESCO select will underperform that stock market or other funds with similar investment objectives and investment strategies.

Risks of Stocks of Smaller Companies. The stocks of small and medium-sized companies typically involve more risk than the stocks of larger companies. These smaller companies may have more limited financial resources, narrower product lines, and may have less seasoned managers. In addition, these stocks may trade less frequently and in lower share volumes, making them subject to wider price fluctuations.

Risks of Growth Stocks. Prices of growth stocks tend to be higher in relation to their companies' earnings, and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile.


Investment Style Risk. The S&P 500/BARRA Growth Index is comprised of larger companies which in general are perceived by the stock market to have higher growth potential. The Growth Index Fund thus focuses on so-called "large capitalization growth stocks." The Common Stock Fund has more of a focus on "large capitalization value stocks", although it may also invest in growth stocks. The Mid Cap Growth Fund focuses on "mid capitalization growth stocks," while the Small Company Fund focuses on the stocks of smaller companies. The Flex Cap Opportunity Fund has considerable flexibility to invest in any or all of these groups. Changes in investment style may cause any of these groups to underperform the stock market in general, or other asset classes.

Tracking Error Risk. There are several reasons why the Growth Index Fund's performance may not match the S&P 500/BARRA Growth Index. First, the Fund incurs administrative expenses and transaction costs in trading stocks. Second, the composition of the S&P 500/BARRA Growth Index and the stocks held in the Fund may diverge, due to cash flows into or out of the Fund and changes in the composition of the index. Third, the timing and magnitude of cash flows into and out of the Fund may result in temporarily uninvested cash, or may lead to weightings of stocks held by the Fund which are not precisely the same as in the S&P 500/BARRA Growth Index.





For information and assistance call your Financial Advisor or Investor       28
Services at 1-800-282-FUND (3683)
Visit us online at www.sentinelfunds.com

Derivatives. The Equity Funds may use derivative instruments for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks. If an Equity Fund invests in derivative instruments, the Fund will be subject to the following risks:

o credit risk, or the risk that the counterparty of the derivative transaction will be unable to honor its financial obligation to the Fund.

o in the case of hedging uses, the derivative instrument will not fully offset the underlying positions,

o liquidity risk, or the risk that the Fund cannot sell the derivative instrument because of an illiquid secondary market, and

o in the case of hedging uses, the intended risk management purpose of the derivative instrument may not be achieved, and may produce losses or missed opportunities.

Each Fund may establish derivative positions only when immediately thereafter not more than 5% of its total assets are held in derivative positions, except that the Growth Index Fund may hold up to 20% of its total assets in derivative instruments. The Funds are not required to use hedging and may choose not to do so.

Risks applicable most directly to the World Fund
Risks of Investing in Foreign Securities
The World Fund invests in securities traded in foreign markets and denominated in foreign currencies. The Small Company, Mid Cap Growth, Growth Index, Common Stock, Balanced, High Yield and Bond Funds may invest in securities of foreign issuers, although only where they are trading in the United States (or in the case of the High Yield and Bond Funds, on the Eurodollar market), and only where trading is denominated in U.S. dollars.

         Investing in foreign securities involves certain special risks in addition to those associated with U.S. securities. For example, the Funds may be affected favorably or unfavorably by changes in currency rates or exchange control regulations. Foreign markets may have less active trading volume than those in the United States, and values may fluctuate more as a result. If the Funds, most particularly the World Fund, had to sell securities to meet unanticipated cash requirements, they might be forced to accept lower prices. There may be less supervision and regulation of foreign exchanges. Foreign companies generally release less financial information than comparable U.S. companies. Furthermore, foreign companies generally are not subject to uniform accounting, auditing and financial reporting requirements. Other possible risks include seizing of assets by foreign governments, high and changing taxes and withholding taxes imposed by foreign governments on dividend and/or interest payments, difficulty enforcing judgments against foreign issuers, political or social instability, or diplomatic developments that could affect U.S. investments in those countries.


   European Economic and Monetary Union ("EMU"). A number of European countries have entered into the EMU in an effort to, among other things, reduce trade barriers between themselves and to reduce or eliminate fluctuations in their currencies. EMU established a single European currency (the euro), which was introduced on January 1, 1999. Conversion of the existing national currencies of all participating countries began on July 1, 2002 and was completed on February 28, 2002. Certain securities (beginning with government and corporate bonds) have been redenominated in the euro and are traded and make dividend and other payments only in euros. Like other investment companies and business organizations, including the companies in which the Fund invests, the Fund could be adversely affected if the transition to the euro, or EMU as a whole, does not continue to proceed as planned or if a participating country withdraws from EMU.


Risks of Holding Fund Assets Outside the United States. The World Fund generally holds its foreign securities outside the United States in foreign banks and securities depositories. Some



For information and assistance call your Financial Advisor or Investor       29
Services at 1-800-282-FUND (3683)
Visit us online at www.sentinelfunds.com foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the World Fund's ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. Also, brokerage commissions, and other costs of buying, selling or holding securities in foreign markets are often higher than in the United States. This can reduce amounts the World Fund can earn on its investments. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically involved with the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions. These problems may make it difficult for the World Fund to carry out transactions.

Emerging Markets Risk. The World Fund may invest up to 15% of its total assets in emerging markets. The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier because they develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affects returns to U.S. investors. In addition, the securities markets in many of these countries have far lower trading volumes and less liquidity than developed markets. Since these markets are so small, investments in them may be more likely to suffer sharp and frequent price changes or long term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment values used in the United States, such as price to earnings ratios, may not apply to certain small markets.

         Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Information Regarding the S&P 500/BARRA Growth Index
The Growth Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Growth Index Fund or any member of the public regarding the advisability of investing in securities generally or in the Growth Index Fund particularly or the ability of the S&P 500/BARRA Growth Index to track general stock market performance. S&P's only relationship to the Sentinel Funds is the licensing of certain trademarks and trade names of S&P and the S&P 500/BARRA Growth Index, which is determined, composed, and calculated without regard to the Growth Index Fund. S&P has no obligation to take the needs of the Sentinel Funds or the owners of the Growth Index Fund into consideration in determining, composing or calculating the S&P 500/BARRA Growth Index. S&P is not responsible for and has not participated in the determination of the prices at which the Growth Index Fund shares are sold, the timing of the offering of Growth Index Fund shares, or the determination of the prices at which Growth Index Fund shares may be redeemed. S&P has no obligation or liability in connection with the administration or marketing of the Growth Index Fund.
S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500/BARRA GROWTH INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS




For information and assistance call your Financial Advisor or Investor       30
Services at 1-800-282-FUND (3683)
Visit us online at www.sentinelfunds.com

TO BE OBTAINED BY THE GROWTH INDEX FUND, OWNERS OF THE GROWTH INDEX
FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500/BARRA GROWTH INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500/BARRA GROWTH INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Information Relevant to the Fixed-Income Funds
The market prices of bonds, including those issued by the U.S. government, go up as interest rates fall, and go down as interest rates rise. As a result, the net asset value of the shares of Funds holding bonds will fluctuate with conditions in the bond markets. Bonds with longer maturities and longer durations (a measure of a bond's sensitivity to changes in interest rates) generally have higher yields and are subject to greater price fluctuation due to interest rate changes than bonds with shorter maturities or shorter durations.

         The Bond, Tax-Free Income and New York Funds, and the bond portion of the Balanced Fund, may invest without limitation in bonds in the fourth highest rating category of Moody's and Standard & Poor's. The Pennsylvania Fund may invest up to 25% of its assets in these bonds. While considered investment-grade, these bonds may have more speculative characteristics and may be more likely to be downgraded than bonds rated in the three highest rating categories. If a bond is downgraded below investment-grade, Sentinel Advisors will determine whether selling it is in the shareholders' best interest. To arrive at this decision, Sentinel Advisors will consider, among other things, the market price, credit risk, and general market conditions.

Lower quality bonds are more risky than highly rated bonds
Risks of Lower Quality Bonds. The High Yield Fund may invest without limitation, and the Bond Fund and the bond portion of the Balanced Fund may invest up to 20% of total assets in lower rated bonds. The Tax-Free Income and New York Funds may invest up to 5% of total assets in lower quality bonds. Because of the increased risk of default, these bonds generally have higher nominal or effective interest rates than higher quality bonds. The Funds may purchase bonds in the lowest rating categories (D for S&P and C for Moody's) and comparable unrated securities. However, the Funds will only purchase securities rated lower than B- by S&P or B3 or lower by Moody's if Sentinel Advisors or Evergreen believes the quality of the bonds is higher than indicated by the rating.

         Lower quality bonds may pay interest at fixed, floating or adjustable rates. The value of floating or adjustable rate bonds is less likely to be adversely affected by interest rate changes than fixed rate bonds. However, if interest rates fall, the Funds may earn less income if they hold floating or adjustable rate bonds. Lower rated bonds are more speculative and likely to default than higher quality bonds.

         Lower rated bond values also tend to fluctuate more widely in value, for several reasons. An economic downturn may have a greater impact on the ability of issuers with less financial strength to make their bond payments. These bonds may not be traded as actively. Their prices may respond more adversely to negative publicity and investor perceptions. If trading in lower rated bonds becomes less active, the Funds may have more difficulty in valuing these bonds. Success in investing in junk bonds depends heavily on Sentinel Advisors' or Evergreen's credit analysis. Lower rated bonds are also more sensitive than other debt securities to adverse business developments affecting specific issuers. The risk of loss due to default by the issuer of a lower quality bond may be significantly greater than the risk for higher rated bonds because lower quality bonds are more likely to be unsecured and may be subordinated to other creditors. If a bond defaults, the Funds may incur additional expenses in seeking a recovery or participating in a restructuring. Lower quality bonds also may have



For information and assistance call your Financial Advisor or Investor       31
Services at 1-800-282-FUND (3683)
Visit us online at www.sentinelfunds.com call features that permit the issuer to repurchase the securities from the Funds before their maturity. If a call is exercised during a period of declining interest rates, the affected Fund would probably have to replace the called bonds with lower yielding bonds, and the Fund's investment income would go down.

Zero Coupon and Similar Bonds. The High Yield and Bond Funds, and the bond portion of the Balanced Fund, also may invest in bonds that do not pay interest, but instead are issued at a significant discount to their maturity values (referred to as zero coupon securities), that pay interest in additional securities instead of cash (referred to as pay-in-kind securities) or that pay interest at predetermined rates that increase over time (referred to as step coupon bonds). Even though the Funds may not get cash interest payments on these bonds, under existing tax law the Funds nevertheless must accrue and distribute the income deemed to be earned on a current basis. This may cause a Fund to have to sell other investments to raise the cash needed to make its required income distributions.

Restricted and Illiquid Securities. The High Yield and Bond Funds and the bond portion of the Balanced Fund may purchase certain restricted bonds, often called Rule 144A bonds, for which trading is limited to qualified institutional buyers. Sentinel Advisors or Evergreen may determine that Rule 144A bonds are liquid securities under guidelines approved by the Funds' Board of Directors, and these Rule 144A bonds will not be subject to the High Yield Fund's limitation on illiquid securities, or the prohibition on illiquid securities for the Bond Fund and bond portion of the Balanced Fund. These liquid Rule 144A Securities may become illiquid if qualified institutional buyers are unavailable.

The Funds will not be able to readily resell illiquid securities and resale of some of these securities may be restricted by law or contractual provisions. The inability to sell these securities at the most opportune time may cause the net asset value of a Fund to go down.


Portfolio Turnover. In the fiscal year ended November 30, 2001, the fixed income Funds shown below had the following rates of portfolio turnover:

High Yield Fund...................................148%
Bond Fund.........................................210%
Government Securities Fund........................379%
Short Maturity Government Fund....................141%

In addition, the Balanced Fund had portfolio turnover of 64% for the equity portion, and 178% for the bond portion. These Funds are actively managed, and their portfolios are constantly monitored and adjusted to try to increase income, protect the income stream or improve the quality of the holdings. This investment policy results in higher portfolio turnover, but this need not adversely affect performance because these Funds generally do not pay commissions. They deal directly with dealers acting as principals when buying or selling. The trading price may include a profit to the dealer, but the Funds will only make these trades when Sentinel Advisors or Evergreen believes it will help the Funds to achieve their investment objectives. This higher portfolio turnover may cause the Funds to recognize capital gains or capital losses for tax purposes earlier than they otherwise would.

Dollar Rolls. The Balanced, Bond, Government Securities and Short Maturity Government Funds may also enter into "dollar rolls". In a dollar roll, a Fund sells mortgage-backed or U.S. Treasury securities for delivery in the current month, and simultaneously contracts to buy back securities of the same type, coupon and maturity on a predetermined future date. During the roll period, a Fund foregoes principal and interest paid on the mortgage-backed or U.S. Treasury securities. In return, a Fund receives the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop"), and interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll in which the proceeds of a dollar roll are held in a separate account and invested only in high grade money market instruments. The Funds may only invest in covered rolls. The use of dollar rolls tends to increase the portfolio turnover of the Funds, and increases portfolio income.


Derivatives. The Fixed-Income Funds may use derivative instruments for hedging purposes, and for other investment purposes such as replicating



For information and assistance call your Financial Advisor or Investor       32
Services at 1-800-282-FUND (3683)
Visit us online at www.sentinelfunds.com permitted investments, so long as such other investments do not have the effect of leveraging portfolio risk. If a Fixed-Income Fund invests in derivatives, including swaps, and options and futures on fixed income securities and indices of fixed income securities, the Fund will be subject to the following risks:

o credit risk, or the risk that the counterparty of the derivative transaction (including swaps and over-the-counter options) will be unable to honor its financial obligation to the Fund.

o in the case of hedging uses, the derivative instrument will not fully offset the underlying positions,

o liquidity risk, or the risk that the Fund cannot sell the derivative instrument because of an illiquid secondary market, and

o in the case of hedging uses, the intended risk management purpose of the derivative instrument may not be achieved, and may produce losses or missed opportunities.

  None of the Fixed-Income Funds will purchase and sell futures or options if, immediately after purchase, the sum of the initial margin on existing futures positions plus the premiums paid for outstanding options exceeds 5% of the Fund's total assets. The Funds are not required to use hedging and may choose not to do so.


Information Relevant to the Tax-Exempt Funds
Alternative Minimum Tax. Interest income on certain "private activity" bonds is a preference item for shareholders subject to the alternative minimum tax. Municipal bonds whose interest is a preference item for federal alternative minimum tax purposes will comprise less than 20% of each of the Tax-Free Income and New York Funds' total assets.

Possible Taxability of Temporary Defensive Investments. If Sentinel Advisors anticipates a rise in interest rates, the Tax-Free Income, New York and Pennsylvania Funds may invest temporarily in short-term debt obligations, including taxable investments, to help protect shareholder capital. These investments may include notes of municipal issuers, U.S. government securities, and money market instruments.

         The interest on municipal bonds issued by states other than your state of residence is exempt only from federal income tax. Interest on certain types of U.S. government securities is exempt only from state personal income tax. Interest on money market instruments is generally fully subject to both federal and any applicable state income taxes.



Information Relevant to the New York and Pennsylvania Funds
Since each of the New York and Pennsylvania Funds concentrates in state municipal bonds, these Funds are more susceptible to factors adversely affecting New York or Pennsylvania governmental entities and the municipal bond market of that area than a municipal bond fund that is diversified nationally. Each of these Funds' net asset value is particularly sensitive to changes in the economic condition and governmental policies of the state in which it invests. For example, if the economic condition of a single significant industry within New York or Pennsylvania deteriorates, specific governmental issuers within the state or the anticipated revenues to the state or issuers within the state may be weakened, and the net asset value of the Fund's shares may fall as a result. Adverse changes in employment rates, federal revenue sharing or laws on tax-exempt financing may also cause the value of the Funds' shares to fall. It is expected that the destruction of the World Trade Center will have a substantial impact on a number of sectors of the New York economy, including finance, insurance, real estate and tourism. Reduced economic activity is expected to lower corporate profits, increase job losses and reduce consumer spending. In the long term, the most significant risk is the possible loss of financial sector firms and related businesses to other states. These developments would result in, among other things, reduced personal income tax and sales tax receipts and other business tax revenues for New



For information and assistance call your Financial Advisor or Investor       33
Services at 1-800-282-FUND (3683)
Visit us online at www.sentinelfunds.com

York City and New York State and would also negatively affect real property values.


         Sentinel Advisors does not believe that the current economic conditions in New York State, New York City or Pennsylvania will have a significant adverse effect on the Funds' ability to invest in high quality New York or Pennsylvania municipal bonds. Since these Funds focus on investment grade bonds, the Funds expect to be less subject to market and credit risks than a fund that invests mainly in lower quality New York or Pennsylvania municipal bonds.

Periodically the Funds may be less than fully invested
Information Relevant to All Funds
Temporary Defensive Positions. Each of the Funds, other than the Government Securities Fund, the Short Maturity Government Fund and the U.S. Treasury Money Market Fund, may be less than fully invested in securities called for by its principal investment strategies at any time. If the investment advisor feels that it is necessary under adverse market conditions to take a temporary defensive position, these Funds may depart significantly or completely from their principal investment strategies. If a Fund takes a temporary defensive position, it may not achieve its investment objective.

Repurchase Agreements. All of the Funds may invest in repurchase agreements, provided the counterparty maintains the value of the underlying securities at a value not less than the repurchase price stated in the agreement. Under a repurchase agreement, a Fund purchases bonds and simultaneously agrees to resell these bonds to a counterparty at a prearranged time and specific price. If the counterparty defaults on its repurchase obligation, the Fund would have the bonds and be able to sell them to another party, but it could suffer a loss if the proceeds from a sale of the bonds turns out to be less than the repurchase price stated in the agreement. If the counterparty becomes insolvent or goes bankrupt, a Fund may be delayed in being able to sell bonds that were subject to the repurchase agreement. For more information about repurchase agreements, please refer to the Statement of Additional Information.



For information and assistance call your Financial Advisor or Investor       34
Services at 1-800-282-FUND (3683)
Visit us online at www.sentinelfunds.com

Purchase Options


The Balanced Fund offers Class A,
Class B, Class C and Class D shares.
The Flex Cap Opportunity, Small Company, Mid Cap Growth, World, Growth Index, Common Stock, and High Yield Funds offer Class A, Class B and Class C shares. The Bond Fund offers Class A shares and Class B shares.
The Tax-Free Income, New York, Pennsylvania, Government Securities and Short Maturity Government Funds offer only Class A shares.

This prospectus frequently uses the term CDSC, which stands for Contingent Deferred Sales Charge. This type of charge is assessed when you redeem shares subject to a CDSC, if none of the waivers listed on page 39 apply. If you do not redeem shares during the time periods in which an investment is subject to a CDSC, you will not pay this charge.


You can compare the differences among the four classes of shares using the table below.


                                                                  Total 12b-1 Fee,
Class             Sales Charge              Service Fee           Including Service Fee      Conversion Feature
---------------------------------------------------------------------------------------------------------------

A                 Maximum                   Maximum               Maximum of 0.30%           None
                  5.00% initial             of 0.20%              (Maximum 0.20% for
                  sales charge              (Maximum of            fixed-income funds
                  (Maximum                   0.10% for             and the Growth
                   4% for fixed-             fixed-income          Index Fund)
                   income funds,             funds)
                   and 2.5% for
                   the Growth
                   Index Fund)


B                 CDSC of up to             0.25%                 1.00%                      Class B Shares convert
                  4.00% (2.50%                                    (0.75% for the             to Class A Shares
                  for the Growth                                  Growth Index Fund)         automatically after the
                  Index Fund) for                                                            applicable CDSC period
                  a maximum of
                  six years


C                 CDSC of                   0.25%                 1.00%                      None
                  1.00% for the
                  first year only


D                 CDSC of                   None                  0.75%                      Class D Shares convert
                  up to 6% for                                                               to Class A Shares
                  seven years                                                                automatically at the end
                                                                                             of the end of the
                                                                                             tenth year after
                                                                                             purchase


For information and assistance call your Financial Advisor or Investor       35
Services at 1-800-282-FUND (3683)
Visit us online at www.sentinelfunds.com

The Short Maturity Government Fund currently only offers Class A Shares as described below.

                                                                  Total 12b-1 Fee,
Class             Sales Charge              Service Fee           Including Service Fee      Conversion Feature
---------------------------------------------------------------------------------------------------------------

A                 Maximum                   Maximum               Maximum of 0.35%           None
                  1.00% initial             of 0.25%
                  sales charge

The U.S. Treasury Money Market Fund offers Class A and Class B Shares. Initial purchases of Class A Shares of the Money Market Fund are not subject to any initial sales charge, CDSC or Rule 12b-1 fees. Class B shares of the Money Market Fund are not offered for direct purchase, except where the investment is to be exchanged into Class B shares of other Funds within 90 days, or in dollar-cost averaging programs into Class B shares of other Funds where you invest a minimum of $10,000, each dollar-cost averaging transaction is at least $1,000, and the program is completed within 24 months. They may also be acquired in exchange for the Class B shares of another Fund.

More detailed information about each class of shares is included in the descriptions of each class below.

If you hold your shares for an extended period of time, you may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charges permitted under the Conduct Rules of the National Association of Securities Dealers, Inc.

Things to Think About When Choosing Which Share Class to Buy

The Funds' purchase options are designed to enable you to choose the method of purchasing Fund shares that is most beneficial to you.

Factors you should consider include:

o the amount of the investment,
o the intended length of the investment,
o the type of Fund you want,
o whether you are eligible for a waiver or reduction of an initial sales charge or CDSC, and
o whether you intend to utilize the exchange privilege.

Class A shares have the advantage of lower ongoing distribution expenses. The disadvantage of the Class A shares is that you pay an initial sales charge. If in your circumstances the lower ongoing expenses outweigh the impact of the initial sales charge, Class A shares may be appropriate for you.

Class B shares have the advantage that you pay no initial sales charge. The disadvantages are that you pay higher ongoing distribution fees for a fixed period of time, and during this time you may pay a CDSC if you redeem.

Class B shares ultimately convert to Class A shares, so long term investors eventually also obtain the benefit of the Class A shares' lower ongoing expenses. Class B shares are appropriate for those for whom the benefit of avoiding an initial sales charge outweighs the higher ongoing expenses and possible CDSCs incurred prior to the conversion to Class A shares.

Class C shares have the advantages of no initial sales charge and a relatively small CDSC that applies only in the first year. You pay higher ongoing distribution fees for the entire period of your investment, however. This class may be appropriate for you if the benefits of avoiding both an initial sales charge and a significant CSDC outweigh the continuing higher distribution fees. Over long periods, however, the other share classes may outperform Class C shares.

Class D shares, available for the Balanced Fund only, are similar to the Class B shares, except that


For information and assistance call your Financial Advisor or Investor       36
Services at 1-800-282-FUND (3683)
Visit us online at www.sentinelfunds.com you are subject to a higher CDSC, that applies for seven years instead of six, and conversion to Class A shares does not occur until the tenth year. The benefit to you is that the ongoing distribution fees are lower than for Class
B shares. Class D shares may appeal to Balanced Fund investors who want to avoid paying an initial sales charge, are willing to pay ongoing distribution fees higher than those on Class A shares until they convert, but want to benefit from lower ongoing distribution fees than those on Class B or C shares.

Purchase and Exchange Considerations
         There is no size limit on purchases of Class A shares. The maximum purchase of Class B shares or Class C shares accepted is $1,000,000. The maximum purchase of Class D shares of the Balanced Fund is $250,000.


         You should also consider that exchange privileges into other Funds are more limited for classes other than Class A shares. Class B shares may only be exchanged among the other funds offering Class B shares - the Flex Cap Opportunity, Small Company, Mid Cap Growth, World, Growth Index, Common Stock, Balanced, High Yield, Bond and Money Market Funds. For Class C shareholders, only the Class C shares of the Flex Cap Opportunity, Small Company, Mid Cap Growth, World, Growth Index, Common Stock, Balanced and High Yield Funds, and the Class A shares of the Money Market Fund, are available for exchanges. In the case of the Class D shares of the Balanced Fund, the only possible exchange is into the Class A shares of the Money Market Fund, and back into the Class D shares of the Balanced Fund.




Class A shares are generally subject to a front-end sales charge
Class A Shares
For all purchases of Class A shares, you pay the public offering price, which includes the front-end sales charge, next computed after we receive your order. The sales charge ranges from 5.0% of the offering price (5.3% of the net amount invested) to zero. Your sales charge will depend on the size of your purchase.

Sales Charges
Flex Cap Opportunity, Small Company, Mid Cap Growth, World, Common Stock, and Balanced Funds:

                                 Sales charge as
                                 a percentage of:
                                 ----------------

                               offering          net amount        Dealer
Sale Size                      price             invested          Reallowance
---------                      -----             --------          -----------

$0 to $99,999                  5.00%             5.26%             4.50%
$100,000 to $249,999           4.00%             4.17%             3.75%
$250,000 to $499,999           2.50%             2.56%             2.25%
$500,000 to $999,999           2.00%             2.04%             1.75%
$1,000,000 or more             -0-               -0-                -0-






For information and assistance call your Financial Advisor or Investor       37
Services at 1-800-282-FUND (3683)
Visit us online at www.sentinelfunds.com

High Yield, Bond, Tax-Free Income, New York, Pennsylvania and Government Securities Funds:

                                 Sales charge as
                                 a percentage of:
                                 ----------------

                               offering          net amount        Dealer
Sale Size                      price             invested          Reallowance
---------                      -----             --------          -----------
$0 to $99,999                  4.00%             4.17%             4.00%
$100,000 to $249,999           3.50%             3.63%             3.25%
$250,000 to $499,999           2.50%             2.56%             2.25%
$500,000 to $999,999           2.00%             2.04%             1.75%
$1,000,000 or more             -0-               -0-               -0-

Growth Index Fund
                                 Sales charge as
                                 a percentage of:
                                 ----------------

                               offering          net amount        Dealer
Sale Size                      price             invested          Reallowance
---------                      -----             --------          -----------
$0 to $499,999                 2.50%             2.56%             2.25%
$500,000 to $999,999           2.00%             2.04%             1.75%
$1,000,000 or more             -0-               -0-                -0-

For the Short Maturity Government Fund, the sales charge for sales of up to $999,999 is 1.00% of the offering price (1.01% of the net amount invested), with a dealer reallowance of 0.75% of the offering price. For sales of $1,000,000 and over, there is no initial sales charge.

There is no sales charge on purchases of shares of the Money Market Fund.


In cases in which there is no sales charge because your purchase was $1,000,000 or more, the Funds' distributor, Sentinel Financial Services Company, will pay dealers compensation of 1.00% for sales of up to $14,999,999 (for the Small Company, Mid Cap Growth, Common Stock, and Balanced Funds) and for sales of up to $4,999,999 for sales of the other Funds. In these cases, if you redeem the shares in the first year after the purchase, a 1.0% CDSC will be imposed, and if you redeem in the second year, a 0.5% CDSC will be imposed. For sales in excess of these amounts, Sentinel Financial will individually negotiate dealer compensation and CDSCs. After the second year, there will be no CDSC. Any CDSC is imposed on the lower of the cost or the current net asset value of the shares redeemed. If you redeem part of your shares, your redemption request will be increased by the amount of any CDSC due. If you redeem your entire account, we will deduct any CDSC due from the redemption proceeds. Sentinel Financial receives the entire amount of any CDSC paid. The CDSC is waived in the circumstances described on page 39. In determining whether a CDSC is payable, we will first redeem shares not subject to any charge.


You can receive a reduced sales charge for a number of reasons
Reduced Sales Charges
Sales charges on Class A shares may be reduced or eliminated in certain situations. Please note that, to take advantage of any reduced or eliminated sales charge, you must advise Sentinel Financial or your representative of your eligibility at the time of purchase, and provide any necessary information about the accounts involved.


Right of Accumulation. Quantity discounts begin with investments in Class A shares of $100,000 ($500,000 in the case of the Growth Index Fund). You may qualify for quantity discounts based on the total of all classes of shares purchased, on purchases made at different times, and on purchases made by you, your spouse and minor children, or a fiduciary for these persons. If you



For information and assistance call your Financial Advisor or Investor       38
Services at 1-800-282-FUND (3683)
Visit us online at www.sentinelfunds.com notify Sentinel Service that you have purchased a Sentinel Advantage Variable Annuity contract issued by National Life Insurance Company prior to a Sentinel Funds purchase, the Funds will count your investments in your Sentinel Advantage Variable Annuity as if they were investments in the Funds for purposes of the right of accumulation. Contact Sentinel Service for help in combining accounts for purposes of obtaining quantity discounts by combining accounts or purchases.

Letter of Intent. You may use a letter of intent to obtain a reduced sales charge if you plan to make investments of $100,000 ($500,000 in the case of the Growth Index Fund) or more in Class A shares or of $250,000 or more in Class B shares over a 13 month period (30 months in the case of corporate qualified plans). If you notify Sentinel Service, we will count your investments in a Sentinel Advantage Variable Annuity contract toward the intended purchases under the letter of intent. The letter of intent is not a binding commitment by you to complete the intended purchases. All your purchases made under the letter of intent during the period covered will be made at the reduced sales charge for your intended total purchase. Dividends and distributions will be reinvested without a sales charge and will not count as purchases under the letter of intent. We will hold in escrow 2% of the shares you purchase under the letter of intent, and release these shares when you have completed the intended purchases. If by the end of the period covered by the letter of intent you have not made the intended purchases, an additional sales charge may be due. The additional amount will be equal to what the initial sales charge would have been on the amount actually invested, minus the sales charges already paid. We will notify you if an additional sales charge is due. You may pay this additional sales charge within 20 days after our notification is sent, or we may redeem shares held in escrow to the extent necessary to pay this charge. Then we will release any remaining escrow shares. The redemption of shares for this purpose will be a taxable event to you.


Group Investments. Any group of investors which notifies Sentinel Financial that it will act as a group in purchasing Fund shares, in order to reduce selling expenses, will be treated as a single entity for purposes of the reduced sales charges for quantity purchases, including the right of accumulation and letter of intent.

AG&T Advantage Program. Employers establishing either SIMPLE IRA plans under the Small Business Protection Act of 1996 or Section 403(b) plans, for which American Guaranty & Trust Company is the custodian, may group participating employee accounts together in such a way as to result in reduced sales charges for quantity purchases. Quantity discounts under this program are based upon amounts previously invested in the Funds.

Net Asset Value Purchases. You may purchase Class A shares of the Funds at net asset value if you are included in the following list.


o current and former Directors of the Funds and predecessors to the Funds;
o current and retired employees and Directors of the general partners of Sentinel Advisors and their affiliates;
o directors, employees and clients of the Funds' sub-advisors;
o directors and employees of Beneficial Life Insurance Company, and other strategic partners of Sentinel Advisors and/or Sentinel Financial;
o registered representatives and other employees of securities dealers that have entered into a sales agreement with Sentinel Financial;
o members of the immediate families of, or survivors of, all of these individuals;
o non-profit organizations with which any of these persons are actively involved;
o investment advisors, financial planners, bank trust departments or broker-dealers who place trades for their own accounts or the accounts of their clients, and who charge a management, consulting or other fee for their services, and clients of these investment advisors, financial planners, bank trust departments or broker-dealers who place trades for their own accounts, if the accounts are linked to the master account of the investment advisor, financial planner or broker-dealer;
o purchasers who are investing section 403(b) loan principal repayments;



For information and assistance call your Financial Advisor or Investor       39
Services at 1-800-282-FUND (3683)
Visit us online at www.sentinelfunds.com

o purchasers who are buying with the redemption proceeds from other mutual fund shares for which a sales charge or CDSC has been paid;
o investments being transferred from individually managed trust accounts at American Guaranty & Trust Company; and
o qualified pension, profit-sharing or other employee benefit plans, if the total amount invested in the plan is at least $1,000,000, the sponsor signs a $1,000,000 letter of intent, or the shares are purchased by an employer-sponsored plan with at least 100 eligible employees, and all of the plan's transactions are executed through a single financial institution or service organization who has entered into an agreement with Sentinel Financial to use the Funds in connection with the accounts.


         Sentinel Financial may pay dealers for share purchases of the Funds (other than the Money Market Fund) sold at net asset value to an employee benefit plan in accordance with the last item on the list above, as follows:
1% of the first $10 million of these purchases, plus 0.50% of the next $10 million of these purchases, plus 0.25% of amounts in excess of $20 million of these purchases.

American Guaranty and Trust Company may also invest short-term balances of trust accounts in the Short Maturity Government Fund at net asset value. If more than one person owns an account, all owners must qualify for the lower sales charge. Please also note you may be charged a transaction fee by a broker or agent if you effect transactions in Fund shares through a broker or agent.

Reinstatement. If you sell shares or receive dividends or capital gains distributions in cash and subsequently want to reinvest your proceeds, you may do so within 365 days at net asset value, without paying any additional sales charge.

Distribution Plans
The Class A shares of each Fund, other than the Money Market Fund, have adopted plans under Rule 12b-1 that allow the Funds to pay distribution fees for the sale and distribution of their shares, and for services provided to shareholders. The Class A shares of the Funds will pay to Sentinel Financial a monthly fee at the maximum annual rate of (a) .30% of average daily net assets in the case of the Flex Cap Opportunity, Small Company, Mid Cap Growth, World, Common Stock and Balanced Funds, (b) .20% of average daily net assets in the case of the Growth Index, High Yield, Bond, Tax-Free Income, New York, Pennsylvania and Government Securities Funds, or (c) .35% of average daily net assets in the case of the Short Maturity Government Fund.

         Sentinel Financial uses a portion of these fees to pay service fees to dealers. For the Class A shares of the Flex Cap Opportunity, Small Company, Mid Cap Growth, World, Growth Index, Common Stock and Balanced Funds, annual service fees are 0.20% of the average net assets owned by the dealer's clients. For the Class A shares of the High Yield Bond, Bond, Tax-Free Income, New York, Pennsylvania and Government Securities Funds, annual service fees are 0.10% per annum of the average net assets owned by the dealer's clients. For the Short Maturity Government Fund, annual service fees are 0.25% of the average net assets owned by the dealer's clients. No service fee is paid with respect to Fund accounts opened prior to March 1, 1993.





For information and assistance call your Financial Advisor or Investor       40
Services at 1-800-282-FUND (3683)
Visit us online at www.sentinelfunds.com

There is no initial sales charge on Class B shares, but they are subject to a CDSC
Class B Shares
For all purchases of Class B shares, you pay the current net asset value. There is no initial sales charge.
A CDSC will be imposed on Class B shares (including Class B shares of the Money Market Fund) if you redeem shares during the CDSC period, unless you can use one of the CDSC waivers listed on page 39.
CDSC. Whether you pay a CDSC
upon a redemption of Class B shares and how much it is depends on the amount of your purchases and the number of years since you made the purchase. The CDSC schedules for Class B shares are shown below:




CDSC schedule - Class B shares

Flex Cap Opportunity, Small Company, Mid Cap Growth, World, Common Stock, Balanced, High Yield and Bond Funds

                               CDSC Percentage
                               -----------------------------------------------------------
                               Year  Since  Purchase  Payment Was  Made

Purchase amount                1st        2nd        3rd        4th        5th        6th
---------------                ---        ---        ---        ---        ---        ---

up to $249,999                 4%         4%         3%         2%         2%         1%

$250,000 to $499,999           3.5%       3%         2%         1%         1%

$500,000 to $999,999           3%         2%         1%         1%

Growth Index Fund
up to $500,000                 2.5%       2.5%       2%         1.5%       1.25%      0.50%

$500,000 to $999,999           2%         2%         1%         1%          -          -


In determining whether a CDSC is payable, we will take redemptions first from shares acquired through reinvestment of distributions, or any other shares as to which a CDSC is waived. We will next take redemptions from the earliest purchase payment from which a redemption or exchange has not already been taken. The amount of the CDSC will be equal to the CDSC percentage from the schedules above, multiplied by the lower of the purchase price or the net asset value of the shares being redeemed. If you redeem part of your shares, you may choose whether any CDSC due is deducted from the redemption proceeds or your redemption request is increased by the amount of any CDSC due. Sentinel Financial receives any CDSC imposed on a redemption of Class B shares.

         Because the CDSC may be lower and the conversion to Class A shares may be faster for purchases of over $250,000, you should consider whether you would benefit from the right of accumulation or a letter of intent in connection with the purchase of Class B shares. These privileges operate in the same way as the similar privileges which permit reduced sales charges on Class A shares.

Distribution Plan. The Class B shares of the Flex Cap Opportunity, Small Company, Mid Cap

For information and assistance call your Financial Advisor or Investor       41
Services at 1-800-282-FUND (3683)
Visit us online at www.sentinelfunds.com

Growth, World, Growth Index, Common Stock, Balanced, High Yield and Bond Funds, have adopted a plan under Rule 12b-1 that allows these Funds to pay distribution fees for the sale and distribution of their shares, and services provided to shareholders. The Class B shares of each Fund will pay to Sentinel Financial a fee of up to a total of 1.00% annually of average daily net assets, (0.75% for the Growth Index Fund) of which up to 0.25% shall be for service fees to broker-dealers. The Growth Index and High Yield Fund Class B shares are not assessed a distribution fee on the shares owned by National Life Insurance Company or Penn Mutual Life Insurance Company, which will result in an overall distribution fee to the Class B shares of the Growth Index and High Yield Funds of less than 0.75% or 1.00%, for so long as National Life or Penn Mutual maintains its investment.

         Sentinel Financial pays to dealers a service fee which varies based on the average daily assets in Class B shares of the Funds (other than the Money Market Fund) for which each registered representative of the dealer is the registered representative of record at the time service fees are paid. The current service fees at various asset levels are shown below.


-------------------------------------------------------------------------------


Average Daily Assets in Class B Shares of                     Annual
the Funds for which a Particular Individual                   Broker-Dealer
is the Registered Representative of Record                    Service Fee

$0 - $199,999.................................................-0-

$200,000 - $399,999...........................................0.10%

$400,000 - $2,999,999.........................................0.25%

$3,000,000 and over...........................................0.50%





Sentinel Financial also intends, effective April 1, 2003, to phase out this variable service fee on Class B shares. At that time it will begin to pay service fees on Class B shares equal to 0.25% per annum in all cases, except that where an individual is the registered representative of record for Class B share accounts totaling $5,000,000 or more on April 1, 2003, the service fee with respect to those Class B share assets which were invested in the Funds prior to April 1, 2003 will continue to be 0.50% per annum, for so long as such assets continue to total $5,000,000 or more. Sentinel Financial will pay the amount of such service fees in excess of the 0.25% contribution from the Distribution Plan out of its own resources.


For information and assistance call your Financial Advisor or Investor       42
Services at 1-800-282-FUND (3683)
Visit us online at www.sentinelfunds.com

A selling dealer may elect a service fee of 0.25% per annum, instead of the above arrangement. Class B shares will not pay service fees which total more than 0.25% per year. If the above schedules require a payment from Sentinel Financial which exceeds 0.25% of average daily assets of the Class B shares of any Fund, then Sentinel Financial will not be able to recover the excess from the Funds. The Class B share service fee for the first year after a purchase will be used to recover a portion of the cost of the dealer concession paid by SFSC to the selling dealer, which portion of the dealer concession is considered the service fee for the first year. No service fee is paid on Class B shares in house accounts, accounts in nominee name, or accounts in dealer street name.

Conversion to Class A Shares. The Class B shares automatically convert to Class A shares after a fixed period of time, which depends upon the size of your purchase. For purchases up to $250,000 ($500,000 for the Growth Index
Fund), the automatic conversion occurs at the end of the sixth year; for purchases from $250,001 to $500,000 (except for the Growth Index Fund), the automatic conversion occurs at the end of the fifth year; and for purchases from $500,001 to $999,999, the automatic conversion occurs at the end of the fourth year. The holding period for Class B shares will include the holding period of Class B shares of another Fund from which they were exchanged.

Payments to Dealers. Sentinel Financial pays selling broker-dealers, at the time you purchase Class B shares, the percentages of the aggregate purchase amount shown below (including purchases of Class A, Class C and Class D shares under a right of accumulation or letter of intent):


Amount of Purchase Payment     Broker-Dealer Payment
--------------------------     ---------------------
                               All Funds         Growth
                               other than       Index
                               Growth Index     Fund
                                Fund
Up to $249,999................ 4.0% ............2.5%

$250,000 to $499,999.......... 2.5% ............2.5%

$500,000 to $999,999.......... 2.0% ............2.0%



Class B Shares of the U.S. Treasury Money Market Fund. Class B shares of the Money Market Fund are not offered for direct purchase, except where the investment is to be exchanged into Class B shares of other Funds within 90 days, or in dollar-cost averaging programs into Class B shares of other Funds where you invest a minimum of $10,000, each dollar-cost averaging transaction is at least $1,000, and the program is completed within 24 months. They may also be acquired in exchange for the Class B shares of another Fund. The Class B shares of the Money Market Fund do not bear the higher ongoing distribution expenses normally associated with the Class B shares. However, time during which assets are in the Class B shares of the Money Market Fund will not count either toward the time that must elapse before Class B shares are automatically converted to Class A shares of the same Fund, or toward the time that results in a declining CDSC. Therefore, if the Class B shares of the Money Market Fund are ultimately redeemed, you will pay a CDSC in the same amount as would have been due on the date the assets were exchanged into the Class B shares of the Money Market Fund, regardless of how long you hold the Class B shares of the Money Market Fund. Also, if you exchange the Money Market Fund Class B shares back into Class B shares of another Fund, and then later redeem those shares, your CDSC, if any, will not reflect the time you held the Money Market Fund Class B shares. The automatic conversion into Class A shares will occur only after you hold Class B shares of Funds other than the Money Market Fund for the six, five or four year period.


There is no initial sales charge on Class C shares, but they remain subject to higher ongoing fees for the entire investment period
Class C Shares


For all purchases of Class C shares, you pay the current net asset value. There is no initial sales charge. A CDSC in the amount of 1.00% of the purchase price will be imposed on Class C shares if you redeem shares during the first year after their purchase, unless you can use one of the CDSC waivers listed on page 39.



For information and assistance call your Financial Advisor or Investor       43
Services at 1-800-282-FUND (3683)
Visit us online at www.sentinelfunds.com

Similar to the Class B shares, Class C shares are subject to higher distribution fees than Class A shares. However, since Class C shares never convert to Class A shares, investments in Class C shares remain subject to these higher distribution fees for the entire holding period of the investment.

CDSC. You will pay a CDSC if you redeem Class C shares in the first year after purchase, in the amount of 1.00% of the lower of the purchase price or the net asset value of the shares redeemed, unless a waiver applies. We apply the same rules in determining a CDSC as we do for Class B shares. Sentinel Financial receives the entire amount of any CDSC paid.


Distribution Plan. The Class C shares of the Flex Cap Opportunity, Small Company, Mid Cap Growth, World, Growth Index, Common Stock, Balanced and High Yield Funds have adopted a plan under Rule 12b-1 that allows these Funds to pay distribution fees for the sale and distribution of their shares, and services provided to shareholders. These Funds pay to Sentinel Financial a monthly fee at an annual rate of up to a total of 1.00% of average daily net assets. In the first year after the purchase Sentinel Financial keeps this fee to recover the initial sales commission of 1.00% that it pays to the selling dealer. In subsequent years, the entire distribution fee will be paid to the selling dealer.

Exchanges. If you purchase Class C shares, you will have the ability to exchange at net asset value only for the Class C shares of other Funds, except that you may also exchange into Class A shares of the Money Market Fund. However, if you exchange Class C shares into Money Market Fund Class A shares within one year of your purchase of the Class C shares, and then subsequently redeem the Money Market Fund shares, you may pay a CDSC. Also, time during which assets are in the Class A shares of the Money Market Fund will not count toward the one year period that must elapse before the 1% CDSC is eliminated. If you exchange Class C shares into Money Market Fund Class A shares, you may exchange back into Class C shares at any time, but may not exchange at net asset value into Class A shares or Class B shares of any Fund.





Payments to Dealers. For all sales of Class C shares, Sentinel Financial intends to make payments to selling broker-dealers, at the time you purchase Class C shares, of amounts equal to 1% of the aggregate purchase amount.


There is no initial sales charge on Class D shares, but they are subject to a CDSC
Class D Shares (Balanced Fund only)


For all purchases of Class D shares of the Balanced Fund, you pay the current net asset value. There is no initial sales charge. A CDSC will be imposed on Class D shares (including Class A shares of the Money Market Fund, if you exchange Class D shares into the Money Market Fund), if you redeem shares during the seven years after their purchase, unless you can use one of the CDSC waivers listed on page __.




CDSC. Whether you pay a CDSC upon a redemption of Class D shares and how much it is depends on the number of years since you made the purchase. The CDSC schedule for Class D shares is shown below:
-------------------------------------------------------------------------------

CDSC schedule - Class D shares

                            CDSC Percentage
                            ---------------


For information and assistance call your Financial Advisor or Investor       44
Services at 1-800-282-FUND (3683)
Visit us online at www.sentinelfunds.com

Purchase              Year   Since   Purchase   Payment   Was   Made
amount                1st        2nd        3rd        4th        5th        6th        7th
                      ---------------------------------------------------------------------

Any amount            6%         6%         5%         4%         4%         3%         2%



The above schedule is higher than the schedules of CDSCs for Class B shares, which start at maximums of 4% and extend for a maximum of six years. The CDSC waivers, which are listed on this page, are the same as those available for Class B shares, except that the annual CDSC-free percentage redemption amount is 8% instead of 10%. We apply the same rules in determining a CDSC as we do for Class B shares. Sentinel Financial receives the entire amount of any CDSC paid.


Distribution Plan. The Class D shares of the Balanced Fund have adopted a plan under Rule 12b-1 that allows it to pay distribution fees for the sale and distribution of their shares. The Fund pays a fee to Sentinel Financial at a maximum annual rate of 0.75% of average daily net assets of the Class D shares of the Balanced Fund. The Class D Distribution Plan is similar in its operation to the Class B Distribution Plan, except that there is no service fee of up to 0.25%, and no asset-based service fee payable to dealers. These distribution fees are lower than those that apply to Class B shares, but they are higher than those that apply to Class A shares.

Conversion to Class A Shares. The Class D shares automatically convert to Class A shares after 10 years.


Exchanges into Class A Shares of the Money Market Fund. You may exchange Class D shares of the Balanced Fund into Class A shares of the Money Market Fund. However, if you do so within seven years of the purchase of the Class D shares, and subsequently redeem the Money Market Fund shares, you may pay a CDSC. You may exchange back into Class D shares of the Balanced Fund at any time. However, the time your investment was in the Money Market Fund will not count toward the time for conversion to Class A shares of the Balanced Fund, or for reduction or elimination of the CDSC.


Payments to Dealers. For sales of Class D shares of the Balanced Fund, Sentinel Financial intends to make payments to selling broker-dealers, at the time you purchase Class D shares, of amounts equal to 6% of the aggregate purchase amount. If a selling broker-dealer has entered into agreements required by Sentinel Financial, Sentinel Financial may pay annualized commissions in advance with respect to Class D accounts which are set up to make, and are expected to make monthly automated additional purchases.

Waiver or Reduction of a CDSC

A CDSC will be waived in the following situations if you notify us at the time of redemption that a waiver applies:

1. Redemptions of shares you acquire from the reinvestment of income distributions and/or capital gains distributions;
2. Redemptions from your account (including when you own the shares as joint tenant with your spouse) following your death, or from the account of a trust whose primary income beneficiary has died, if the redemption occurs within one year of your death or the beneficiary's death;
3. Redemptions from qualified retirement accounts taken in equal or substantially equal periodic payments not to exceed life, or joint life expectancy and not otherwise subject to the 10% penalty tax for early withdrawal of Code section 72(t);
4. Redemptions that occur as a result of a loan taken from an account established as a retirement plan account for an employee of a tax-exempt organization under section 403(b)(7) of the Code;
5. The CDSC will be waived on redemption of shares acquired prior to September 13, 1999 in amounts up to 10% annually of the account's then current net asset value. Note that in the case of Class D shares this amount is up to 8% annually instead of up to 10% annually. The CDSC will be waived on redemptions made under Systematic Withdrawal Plans for shares acquired on or after September 13, 1999 in amounts up to 10% annually of the

For information and assistance call your Financial Advisor or Investor       45
Services at 1-800-282-FUND (3683)
Visit us online at www.sentinelfunds.com account's then net asset value. Again in the case of Class D shares this amount is up to 8% annually instead of up to 10% annually. We have also enhanced our systematic withdrawal plan administration to permit Systematic Withdrawal Plans to be either a fixed dollar amount or a percentage of the account's value, rather than only a percentage of the account's value; and
6. For Class B share 401(k) plans administered by BYSIS, redemptions resulting from the termination of a participant's participation in the plan.

         The waivers described above may be useful in a wide variety of situations. These may include, but are not limited to, funding of expenses for persons fulfilling certain religious missionary obligations, educational expenses and the purchase of a new home.


         Sentinel Financial may require documentation to show a waiver applies, such as certifications by plan administrators, applicable tax forms, or death certificates. The waiver provisions will not apply to Class B shares initially invested in the Money Market Fund as part of the program described on page 32.


         No CDSC will apply to Class B, Class C or Class D share accounts owned by affiliates of Sentinel Advisors if Sentinel Financial has not paid an initial commission to a selling dealer.


Other Matters Relating to Distribution Of Fund Shares


Equity Services, Inc., 1717 Capital Management Company, Janney Montgomery Scott, Inc., and Hornor, Townsend & Kent, Inc., which are wholly-owned subsidiaries of the partners of Sentinel Advisors, receive a dealer reallowance equal to the entire sales charge on their sales of Fund shares. As a result, they may be considered underwriters of the Funds' shares.

         Sentinel Financial will reimburse all broker-dealers who agree with Sentinel Financial to undertake activities designed to specifically promote the Funds, for costs incurred by these broker-dealers in the course of these activities. Sentinel Advisors may consider sales of shares of the Funds in the selection of broker-dealers to execute portfolio transactions for the Funds, as long as commissions paid are no higher than would otherwise be paid and the prices are, in Sentinel Advisors' judgment, the best then available.




For information and assistance call your Financial Advisor or Investor       46
Services at 1-800-282-FUND (3683)
Visit us online at www.sentinelfunds.com

How to Buy, Sell, Exchange and Transfer Shares

Buying Shares

There are several convenient ways to buy shares


         The price of your shares is based on the next calculation of net asset value after your order is placed. Any purchase orders placed prior to the close of business on the New York Stock Exchange (generally 4:00 p.m. Eastern time) and received by the Distributor prior to the close of its business day will be priced at the net asset value determined that day. The minimum initial investment for all Funds except the Growth Index Fund and certain retirement plan accounts is $1,000. The minimum subsequent investment for all Funds except the Growth Index Fund is $50. You may also invest in any of these same funds with as little as $50 using the Automatic Investment Plan. The minimum initial and subsequent investments for the Growth Index Fund are $5,000 and $100, respectively. You can also invest in the Growth Index Fund with as little as $100 using the Automatic Investment Plan. For all Funds, the minimum initial investment for IRA and other qualified retirement plan accounts is $1,000.


Purchasing Shares by Check
To purchase shares by check, make your check payable to "Sentinel
Administrative Service Company" and mail it to:

         Sentinel Administrative Service Company
         P. O. Box 1499
         Montpelier, VT 05601-1499

         To make your initial purchase by check, please also fill out an application (one is attached to this prospectus) and return the application with your check. All checks must be drawn in U.S. dollars on a U.S. bank. The Funds reserve the right to withhold the proceeds of a redemption of shares purchased by check until the check has cleared, which may take up to 15 days after the purchase date.


         Your purchase will be effected on the date Sentinel Service receives the check, if the check is received prior to the close of business on the New York Stock Exchange (generally 4:00 p.m. Eastern time) and your purchase order is otherwise in good order. We may charge a fee of $25 for each check returned unpaid due to insufficient funds.


Purchasing Shares by Wire
You may purchase shares by wiring federal funds directly to Sentinel Service on any day when both the New York Stock Exchange and Federal Reserve banks are open for business.

         To make your initial purchase by wire, call our toll-free number noted below and obtain an account number. Complete the application and return it promptly to Sentinel Service.

         Your bank may charge you a fee to wire funds. Payments made by wire and received by Sentinel Service on any business day are available to the Fund on the next business day.

Dealer Wire Purchase Orders
As a convenience to shareholders, Sentinel Financial will, acting for the Funds without charge, ordinarily accept orders from dealers who have sales agreements with the Funds for the purchase of shares at the applicable offering price.


For information and assistance call your Financial Advisor or Investor       47
Services at 1-800-282-FUND (3683)
Visit us online at www.sentinelfunds.com

Purchasing Shares Online
If you already have an account and have elected to do so, you may purchase shares of the Funds over the Internet by accessing the Funds' website at www.sentinelfunds.com.

Automatic Investment Plan
This feature affords you the opportunity to dollar-cost average using periodic electronic funds transfer from your bank account to the Fund(s) of your choice.


Telephone Investment Service
This feature enables you to purchase Fund shares via electronic funds transfers from your bank account simply by phoning Sentinel Service, or accessing our automated telephone system known as "OnCall 24."


Government Direct Deposit Privilege
You may purchase Fund shares (minimum of $50.00 per transaction) by having local, state or Federal salary, Social Security, or certain veterans', military or other payments from the Federal government automatically deposited into your account. You may deposit as much of the payments as you elect. To enroll in Government Direct Deposit, please contact Sentinel Service.

Payroll Savings Plan
You may purchase Fund shares (minimum of $50.00 per transaction) automatically on a regular basis by having money withheld from your paycheck, if your employer permits this. You may have part or all of your paycheck transferred to your existing Sentinel account electronically each pay period. To establish a Sentinel Payroll Savings Plan account, please contact Sentinel Service.

You may sell your shares in a number of convenient ways
Selling Shares
You may sell your shares back to the Funds at net asset value, less any applicable CDSC, as of the close of business on the day your instructions are received, prior to 4:00 p.m. on a day that the NYSE is open for business.

If your shares are held by Sentinel Service, you can sell your shares in the following ways:

By Mail
You may sell your shares by providing Sentinel Service with the appropriate instructions by mail. Your instructions must be signed by the registered owner(s) exactly as the shares are registered. If the proceeds of the redemption exceed $50,000, if the check is not made payable to the registered owner(s) and mailed to the record address, or if the record address has been changed within the past 30 days, the signatures of the registered owner(s) must be guaranteed by an eligible financial institution that meets Sentinel Service's requirements.

Dealer Wire Redemption Orders
For the convenience of shareholders, Sentinel Financial, acting for the Funds without charge, ordinarily accepts orders from dealers who have sales agreements with the Funds for the repurchase of shares based on net asset value, less any applicable CDSC. Brokers are not prohibited from charging for their service on these redemptions.

Telephone Redemption
You may redeem up to $1,000,000 from your account each business day by providing instructions to do so over the telephone, by calling Sentinel Service at 1-800-282-FUND(3863). You may request that a check made payable to the registered owners be sent to their address of record, or you may request that the proceeds be sent directly to a predesignated commercial bank account. If proceeds are wired to your bank, we will


For information and assistance call your Financial Advisor or Investor       48
Services at 1-800-282-FUND (3683)
Visit us online at www.sentinelfunds.com deduct a fee of $15 from the proceeds. In addition, it is possible that your bank may charge a fee for receiving wire transfers. You may request a redemption on the Funds' automated voice response system.

         Neither the Funds, Sentinel Advisors nor Sentinel Service is responsible for the authenticity of exchange or redemption instructions received by telephone, and they are not liable in the event of an unauthorized telephone exchange or redemption, provided that, in the case of the Funds, the Funds have followed procedures reasonably designed to prevent losses. In processing telephone exchange or redemption requests, the Funds will use reasonable procedures to confirm that telephone instructions are genuine, and if these procedures are not employed, the Funds may be liable for any resulting losses. These procedures include receiving all calls for telephone redemptions and exchanges on a recorded telephone line, and screening callers through a series of questions regarding specific account information.

         You may indicate on your purchase application that you do not wish to have telephone transaction privileges.

Online Redemption
You may also request a redemption over the Internet by accessing the Funds' website at www.sentinelfunds.com.


By Checkwriting
If you own Class A shares of the High Yield, Tax-Free Income, New York, Pennsylvania, Government Securities, Short Maturity Government and Money Market Funds, you may sell shares by writing a check against your account. This checkwriting privilege is free. There is a $500 minimum on checks, except that the minimum is $250 for the Money Market Fund. The Funds reserve the right to withhold the proceeds of a redemption of shares purchased by check until the check has cleared, which may take up to 15 days after the purchase date. Redemptions by checkwriting are taxable transactions.


Sentinel Service provides overdraft protection by automatically transferring available funds from your other identically registered accounts if you have available balances. A fee of $10.00 will be charged to the account when funds are transferred from protecting account(s) to cover an overdraft.

By Systematic Withdrawals
You may arrange to receive automatic regular withdrawals from your account. Each withdrawal will be a taxable event. You must reinvest dividends and capital gains distributions to use systematic withdrawals. No interest will accrue on amounts represented by uncashed checks sent under a systematic withdrawal plan.

If You Hold Share Certificates
If you are the shareholder of record and have a certificate representing ownership in a Fund, you can redeem your shares by mailing the certificate to Sentinel Administrative Service Company, P.O. Box 1499, Montpelier, VT 05601-1499, with appropriate instructions to redeem. Your instructions should be signed by the registered owner(s) exactly as the shares are registered. The signatures of the registered owner(s) must be guaranteed by an eligible financial institution which meets Sentinel Service's requirements if the proceeds of the redemption exceed $50,000, if the check is not made payable to the registered owner(s) and mailed to the record address, or if the record address has been changed within the past 30 days. We suggest sending certificates by certified mail. You may also redeem share certificates by presenting them in person to Sentinel Service at its office at National Life Drive, Montpelier, Vermont.

Other Information on Redeeming Shares
Normally, Sentinel Service will mail you a check in payment for your shares within seven days after it receives all documents required to process the redemption. We may delay payment during any period in which the right of redemption is suspended or date of payment is postponed because the NYSE is closed, trading on the NYSE is restricted, or the Securities and Exchange Commission deems an emergency to exist. No interest will accrue on amounts represented by uncashed redemption checks.


For information and assistance call your Financial Advisor or Investor       49
Services at 1-800-282-FUND (3683)
Visit us online at www.sentinelfunds.com

         We may require additional documentation to redeem shares that are registered in the name of a corporation, trust, company retirement plan, agent or fiduciary, or if a shareholder is deceased. The Funds reserve the right to withhold the proceeds of a redemption of shares purchased by check until the check has cleared, which may take up to 15 days after the purchase date.

         Distributions from retirement plans may be subject to withholding by the Internal Revenue Service under the Code.

Certain Account Fees
Due to the expense of maintaining accounts with small balances, we reserve the right to liquidate, and/or to charge an annual maintenance fee of up to $25 to any account that has a current value less than $1,000 and that has been open for at least 24 months.

         Pension, 401(k) and profit-sharing plans which elect to have individually registered accounts for the benefit of plan participants will be assessed an annual service fee for each participant account, in the amounts shown below.
                             Fee Per
Average Account Value        Participating Account
$0 - $1000...................$20.00
$1000 - $2999................$10.00
$3000 and over...............No fee

This fee will be deducted automatically from each participant account in June of each year unless it is prepaid.


Miscellaneous Fees
AG&T Custodial Accounts
   Annual Custodial Fee per Social Security Number....$15.00
   Closeout Fee per Account...........................$15.00
   Transfer of Assets per Transaction.................$25.00
Service Fees
   Express Mail Deliveries............................$15.00
   Federal Funds Wire.................................$15.00
   Excessive Trading Fee.......up to 2% of amount exchanged or redeemed




For information and assistance call your Financial Advisor or Investor       50
Services at 1-800-282-FUND (3683)
Visit us online at www.sentinelfunds.com

Exchanges from One Fund to Another

You may exchange shares of one Fund for shares of the same class of another Fund, without charge, by phoning Sentinel Service or by providing appropriate instructions in writing to Sentinel Service. Initial purchases of less than $1 million of the Growth Index Fund and the Short Maturity Government Fund must remain in the account for 90 days before they are eligible for an exchange. Shares of other Sentinel Funds also may not be exchanged into shares of the same class of the Growth Index Fund within the first 90 days after the initial purchase of those other Sentinel Fund Shares.

         Because Class B shares in the Tax-Free Income, New York, Pennsylvania, Government Securities and Short Maturity Government Funds are not currently offered, holders of Class B shares may not exchange into these Funds. Similarly, because Class C shares of the Bond, Tax-Free Income, New York, Pennsylvania, Government Securities and Short Maturity Government Funds are not currently offered, holders of Class C shares may not exchange into these Funds. Class C shares may be exchanged for Class A shares of the Money Market Fund (but if the Class C shares had not been held for a year before the exchange into the Money Market Fund, a 1.00% CDSC may apply if the Money Market Fund shares are then redeemed). The Money Market Fund shares may be exchanged back into Class C shares at any time.

         Holders of Class D shares of the Balanced Fund may not make exchanges into other Funds, except that Class D shares may be exchanged for Class A shares of the Money Market Fund. The Money Market Fund shares may be exchanged back into Class D shares of the Balanced Fund at any time. If these Money Market Fund shares are subsequently redeemed, however, we will assess a CDSC in the amount which would have applied to the Class D shares of the Balanced Fund on the date of the exchange into the Money Market Fund.

         Funds are only available for exchange for residents of states in which these Funds are registered. If you initially buy Class A shares in the Money Market Fund, you may not exchange into other Funds without being treated as an initial purchaser of the other Fund's shares. Holding periods for shares which have been exchanged for the currently held shares will be included in the holding period of the current shares, except that time in the Money Market Fund will not count toward the holding period necessary to reduce or eliminate any applicable CDSC, or to be converted into Class A shares. The normal minimum account sizes apply to new accounts opened by exchange.


         New purchases must remain in an account for 15 days before they can be exchanged to another Fund (this does not apply to initial purchases into the Money Market Fund). The Funds disclaim liability for unauthorized telephone instructions under the same policy that applies to telephone redemption instructions, discussed on pages 41-42. We currently do not limit the number of times you may exercise the exchange privilege. We may modify or terminate the exchange privilege in accordance with the rules of the Securities and Exchange Commission (the current rules require 60 days advance notice to shareholders prior to the modification or termination of the exchange privilege).


         You may also set up your account to exchange automatically a specified number or dollar-value of shares in one of the Funds into shares of the same class in another Fund at regular intervals.

Excessive Trading Policy


         The Funds have adopted a policy designed to prevent excessive trading, or market timing, activity by shareholders from having an adverse impact on the investment strategies and results of the Funds. Under this policy, the Funds may reject or restrict any purchase order or exchange request, if an investor has a history of excessive trading (generally six or more exchanges within a twelve-month period), or if an investor's trading, in the judgment of the Funds, has been or may be disruptive to a Fund. The Funds may also impose an excessive trading fee of 2% of the amount exchanged or redeemed. For additional information on this policy, see the Funds' Statement of Additional Information.


Transfers of Ownership of Shares


For information and assistance call your Financial Advisor or Investor       51
Services at 1-800-282-FUND (3683)
Visit us online at www.sentinelfunds.com

When you need to change ownership of your shares or change the name on an account, a Sentinel Service representative will assist you.









For information and assistance call your Financial Advisor or Investor       52
Services at 1-800-282-FUND (3683)
Visit us online at www.sentinelfunds.com

How the Funds Are Priced

How the value of Fund shares is determined
Net asset value for each Fund is calculated once each business day that the New York Stock Exchange is open, at 4:00 p.m. Eastern Time, and becomes effective immediately upon its determination. The net asset value per share is computed by dividing the total value of the assets of each Fund, less its liabilities, by the total number of each Fund's outstanding shares. The Funds' investments are valued as shown below:


o Equity securities are valued at the latest transaction prices on the principal stock exchanges on which they are traded.
o Unlisted and listed securities for which there were no sales or insufficient sales during the day are valued at the mean between the latest available bid and asked prices.
o Fixed-income securities are valued daily on the basis of valuations furnished by an independent pricing service.
o Financial futures are valued at the settlement price established each day by the board of trade or exchange on which they are traded.
o Exchange-traded options are valued at the last sale price unless there is no timely sale price, in which event current prices provided by market makers are used.


         The Money Market Fund's assets are valued on the basis of amortized cost, which involves valuing a portfolio instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.


         If events that materially affect the value of securities traded in other markets occur between the close of those markets and the Funds' determination of net asset value, the Funds' Board of Directors will value those securities at their fair value. The Board of Directors has delegated this responsibility to a pricing committee, subject to its review and supervision.


         The per share net asset value of Class A shares generally will be higher than the per share net asset value of Class B, Class C or Class D shares, reflecting the higher daily expense accruals of Class B, Class C and Class D shares. It is expected, however, that the per share net asset value of the classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions. Dividends and distributions will differ by the appropriate amount of the expense accrual differences between the classes.


Dividends, Capital Gains and Taxes

When the Funds pay dividends
The Funds distribute their net investment income as follows:

Fund                                      Dividends Paid
Flex Cap Opportunity Fund                 Annually
Small Company Fund                        Annually
Mid Cap Growth Fund                       Annually
World Fund                                Annually
Growth Index Fund                         Annually
Common Stock Fund                         Quarterly
Balanced Fund                             Quarterly
High Yield Fund                           Monthly
Bond Fund                                 Monthly
Tax-Free Income Fund                      Monthly
New York Tax-Free Income Fund             Monthly
Pennsylvania Tax-Free Income Trust        Monthly
Government Securities Fund                Monthly
Short Maturity Government Fund            Monthly

The Money Market Fund's net income is determined as of the close of business, 4:00 p.m. Eastern Time, on each day the NYSE is open. The Fund declares dividends of all of its daily net income to shareholders of record as of the close of business the preceding business day. Dividends are declared and accrued each day the NYSE is open and are payable monthly. The amount of the dividend may fluctuate daily and dividends will not be paid on days when net realized losses


For information and assistance call your Financial Advisor or Investor       53
Services at 1-800-282-FUND (3683)
Visit us online at www.sentinelfunds.com on securities in the portfolio or expenses exceed the Fund's income.

         For each Fund, distributions of any net realized capital gains for a fiscal year are paid in December, following the November 30th fiscal year-end.

         You may elect to receive all or any part of your dividends and/or capital gains distributions in cash, shares of your Fund, or shares of another Fund of the same class. Unless you elect otherwise, your dividends will be reinvested in shares of the same Fund. Any dividend or distribution of less than $10.00 must be reinvested. If you elect to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to your address of record, your distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed dividend or other distribution checks.

         You will pay tax on dividends (other than "exempt-interest dividends" discussed below) and capital gains distributions from the Funds whether you receive them in cash or additional shares. If you redeem Fund shares or exchange them for shares of another Fund, any gain on the transaction may be subject to tax. Except for the Tax-Free Income, New York and Pennsylvania Funds, the Funds intend to make distributions that will be taxed either as ordinary income or capital gains.

         If you are neither a lawful permanent resident nor a citizen of the U.S. or if you are a foreign entity, the Funds' ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.


         Dividends and interest received by the World Fund and, to a lesser extent, the Small Company, Mid Cap Growth, Growth Index, Common Stock, Balanced, High Yield and Bond Funds, may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Shareholders in the World Fund may be able to claim a credit or deduction with respect to such taxes if certain requirements are met. It is unlikely that a credit or deduction will be available to shareholders of the Small Company, Mid Cap Growth, Growth Index, Common Stock, Balanced, High Yield and Bond Funds with respect to such taxes.

         By law, your distributions and redemption proceeds will be subject to a withholding tax if you have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.


Tax-Free Income, New York and Pennsylvania  Funds


Each of the Tax-Free Income, New York and Pennsylvania Funds intends to invest a sufficient portion of its assets in municipal bonds and notes to qualify to pay "exempt-interest dividends" to shareholders. These exempt-interest dividends are generally not subject to federal income tax. However, these Funds may invest portions of their assets in investments which generate income that is not exempt for federal income tax. Some of the Funds' investments may subject certain investors to the federal alternative minimum tax. Most of the income from the Tax-Free Income Fund will be subject to any state income tax to which you are subject. Any long-term capital gains distributed by these Funds will normally be taxable as capital gains. However, gain from the sale of municipal bonds purchased at a market discount will be treated as ordinary income for federal income tax purposes rather than capital gain. This rule may increase the amount of ordinary income dividends you receive.

         Distributions from the New York Fund which are attributable to interest income received from New York municipal bonds also will be exempt from New York State and New York City personal income tax for New York State and City residents. Distributions from the Pennsylvania Fund which are attributable to interest income received from Pennsylvania municipal bonds will be exempt from Pennsylvania personal income tax in addition to federal income tax.


         Distributions from the Pennsylvania Fund will be exempt from the Philadelphia School


For information and assistance call your Financial Advisor or Investor       54
Services at 1-800-282-FUND (3683)
Visit us online at www.sentinelfunds.com

District investment income tax for individual residents of the City of Philadelphia if they are attributable to interest received from Pennsylvania municipal bonds or from qualifying U.S. government obligations, or if they are capital gain dividends for federal income tax purposes. Shares of the Pennsylvania Fund will be exempt from Pennsylvania county personal property tax to the extent Pennsylvania Fund holds Pennsylvania municipal bonds and qualifying U.S. government obligations on the annual assessment date.

         If the New York and Pennsylvania Funds invest in investments other than New York municipal bonds and Pennsylvania municipal bonds, respectively, a portion of their income distributions may be subject to state and local taxes, and possibly federal income tax. The Funds will inform shareholders annually as to the portions of their distributions which are exempt-interest dividends and which are exempt from state and local income taxes.

         This section summarizes some of the consequences under current federal tax law and relevant state and local tax laws of investments in the Funds. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in any of the Funds under all applicable tax laws.


Sentinel Companies Privacy Policy:

Maintaining the privacy of the information you share with us in the process of doing business with the Sentinel Companies* is extremely important to us. When you purchase a product or service from one of the Sentinel Companies, you enter into a relationship that is built upon - and largely dependent upon - mutual trust. We want to assure you that we strive to conduct business in ways that are always worthy of that trust. Maintenance of our privacy practices and policies is a critical component of that resolve and we want you to know that we are committed to maintaining the highest level of confidentiality with all the information we receive from you.

How and Why We Obtain Personal Information:

In the conduct of our business with you, we often need to collect what is known as "nonpublic personal information." This is information about you that we obtain in connection with providing a financial product or service to you. The Sentinel Companies may collect nonpublic personal information about you from:

         o Applications or other forms, with information such as name, address, Social Security number, assets and income, employment status, birth date;

         o Your transactions with us, our affiliates, or with others, such as account activity, payment history and products and services purchased;

         o Visits to our website, including information from on-line forms and on-line information collecting devices commonly called "cookies".

We or our representatives may also ask you for additional financial information in order to determine which products and services best meet your financial goals.

How We Protect Information:

We maintain strong safeguards to protect the information you have shared with us. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. All employees are required to comply with our established confidentiality procedures and policies.

We consider any nonpublic personal information that is provided to any representative of the Sentinel Companies in the course of a business transaction as being completely confidential.

We may also disclose all of the information described above to our affiliates in order to conduct business, such as providing services, account maintenance or information about other products and services offered by our affiliates. Our affiliates may include insurance companies, broker-dealers, investment advisors, investment companies, registered representatives, trust companies, insurance agents and brokers.

In addition, we may disclose all of the information above to third parties with which we contract for services, as permitted by law. We will contractually require these third parties to protect your information. Examples of these organizations include the following:

         o Third parties that administer and support our products and services (such as third party administrators, printing companies, system vendors, consultants);


For information and assistance call your Financial Advisor or Investor       55
Services at 1-800-282-FUND (3683)
Visit us online at www.sentinelfunds.com

         o Financial service entities (such as broker-dealers, insurance agents and brokers, banks, investment companies, registered representatives, investment advisors or companies that perform marketing services on behalf or our affiliates behalf).

  We may disclose all of the information above under certain circumstances to government agencies and law enforcement officials (for examples, to help us prevent fraud or as may be required by law).

  Our Commitment to Confidentiality:

  We will not sell nonpublic personal information about you, our customers - or our former customers - nor will we disclose it to anyone, unless we have previously informed you in disclosures or agreements, have been authorized by you, or are permitted to do so by law.

  We restrict access to nonpublic personal information to those employees and associates who need that information in order to provide products or services to you.

  If you decide to close your accounts or become an inactive customer, we will continue to adhere to the privacy policies and practices described in this notice.

  The Sentinel Companies have a long history of dealing with confidential information in ways that are designed to assure your privacy. We are committed to consistently maintaining the highest standards for protecting the information you share with us, and ensuring the privacy of all our customers.

  *This Privacy Notice applies to all of the accounts held or serviced by the following companies:

         The Sentinel Funds
         Sentinel Financial Services Company




Management of the Funds

Alger acts as subadvisor to the Flex Cap Opportunity Fund
INVESCO acts as subadvisor to the World Fund
Evergreen acts as subadvisor to
the High Yield Fund


Sentinel Advisors Company manages the Funds' investments and their business operations under the overall supervision of the Board of Directors of Sentinel Group Funds, Inc. (for all Funds except the Pennsylvania Fund) and the Board of Trustees of Sentinel Pennsylvania Tax-Free Trust. Sentinel Advisors has the responsibility for making all investment decisions for the Funds, except where it has retained a subadvisor to make the investment decisions for a Fund. Sentinel Advisors has retained Fred Alger Management, Inc. as the subadvisor to manage the investments of the Flex Cap Opportunity Fund, INVESCO as the subadvisor to manage the investments of the World Fund, and Evergreen Investment Management Company as the subadvisor to manage the investments of the High Yield Fund. Sentinel Advisors is a partnership of affiliates of three major insurance companies, National Life Insurance Company, Provident Life Insurance Company, and Penn Mutual Life Insurance Company. Its principal business address is National Life Drive, Montpelier, Vermont 05604. Alger is located at 30 Montgomery Street, Jersey City, NJ 07302. INVESCO is located at 1315 Peachtree Street, Atlanta, Georgia 30309. Evergreen is located at 200 Berkeley Street, Boston, Massachusetts 02116.

         The Funds' investment advisory contracts call for the Funds to pay Sentinel Advisors fees, which were, for the fiscal year ended November 30, 2001 equal to the following percentages of the Funds' average daily net assets:


Flex Cap Opportunity Fund               0.90%
Small Company Fund                      0.60%
Mid Cap Growth Fund                     0.60%
World Fund                              0.60%
Growth Index Fund                       0.30%
Common Stock Fund                       0.55%
Balanced Fund                           0.60%
High Yield Bond Fund                    0.75%
Bond Fund                               0.53%
Tax-Free Income Fund                    0.53%
New York Tax-Free Income Fund           0.53%
Pennsylvania Tax-Free Trust             0.55%
Government Securities Fund              0.53%
Short Maturity Government Fund          0.53%
U.S. Treasury Money Market Fund         0.40%


         Sentinel Advisors currently waives all or a portion of its advisory fees for some of the Funds. A reimbursement policy was also in place for the Bond and Pennsylvania Funds during the fiscal year ended November 30, 2001 - however, these reimbursement policies were discontinued



For information and assistance call your Financial Advisor or Investor       56
Services at 1-800-282-FUND (3683)
Visit us online at www.sentinelfunds.com effective March 30, 2001. The effective advisory fee rates (as a percentage of each Fund's average daily net assets) that these Funds, which benefitted from reimbursements paid in the fiscal year ended November 30, 2001, after taking these waivers into account, were as follows:

Growth Index Fund                       0.18%
Bond Fund                               0.46%
Tax-Free Income Fund                    0.32%
New York Tax-Free Income Fund           0.0%
Pennsylvania Tax-Free Trust             0.43%
Government Securities Fund              0.38%
Short Maturity Government Fund          0.15%


Portfolio Managers
Sentinel Advisors employs a team approach in managing the Funds. The management teams are comprised of a lead portfolio manager, other portfolio managers and research analysts. Each team includes members with one or more areas of expertise and shares the responsibility for providing ideas, information and knowledge in managing the Funds. Rodney A. Buck, the Chief Executive Officer of Sentinel Advisors, is also Chairman and Chief Executive Officer of ML Capital Management, Inc., and Executive Vice President and Chief Investment Officer of National Life. Mr. Buck has been employed by Sentinel Advisors or its affiliates since 1972. There are three investment management teams: an Equity Value Team, headed by Van Harissis, Senior Vice President of Sentinel Advisors; an Equity Growth Team, headed by Robert L. Lee, Senior Vice President of Sentinel Advisors; and a Fixed Income Team, headed by David M. Brownlee, Senior Vice President of Sentinel Advisors.


         Each of Messrs. Buck, Lee, Brownlee and Harissis is a Chartered Financial Analyst. Mr. Lee and Mr. Brownlee have each been associated with Sentinel Advisors since 1993. Mr. Harissis joined Sentinel Advisors in June 1999.

         The Common Stock Fund is managed by the Equity Value Team, led by Mr. Harissis. Mr. Harissis was a managing director and portfolio manager at Phoenix Investment Partners from 1995 to 1999. Mr. Lee has been the portfolio manager for the Mid Cap Growth Fund since November, 1993 and for the Growth Index Fund since its inception in September, 1999. The Small Company Fund is managed by Scott T. Brayman, Vice President of Sentinel Advisors. Mr. Brayman is a Chartered Financial Analyst, and has been with Sentinel Advisors since 1995. He has been involved with the Small Company Fund since he joined Sentinel Advisors.

         The Balanced Fund is managed by a team led by Mr. Harissis with respect to the equity portion, and by Mr. Brownlee with respect to the fixed income portion.

         The portfolio manager of the Bond, Government Securities and Short Maturity Government Funds is Mr. Brownlee. The portfolio manager of the Tax-Free Income, New York and Pennsylvania Funds is Kenneth J. Hart, Vice President of Sentinel Advisors. Mr. Hart has been with Sentinel Advisors or its affiliates since 1990. The portfolio manager of the Money Market Fund is Darlene Coppola, Money Market Trader of Sentinel Advisors. Ms. Coppola has been employed by Sentinel Advisors or its affiliates since 1974.


         David Hyun of Fred Alger Management, Inc. is the portfolio manager of the Flex Cap Opportunity Fund. Mr. Hyun rejoined Fred Alger Management, Inc. in September 2001 as an Executive Vice President. Prior to that he was employed by Fred Alger Management, Inc. as an analyst from 1991 until 1997 and as a Senior Vice President and portfolio manager from 1997 until June 2000. He was a portfolio manager at Oppenheimer Funds from June 2000 until September 2001.



For information and assistance call your Financial Advisor or Investor       57
Services at 1-800-282-FUND (3683)
Visit us online at www.sentinelfunds.com

         Erik B. Granade, International Equity Portfolio Manager of INVESCO, has been the lead manager of the World Fund since June 1994. Michele T. Garren has been the fund's co-manager since September, 1997. Mr. Granade is a Chartered Financial Analyst. He was associated with Cashman Farrell and Associates from June, 1994 to March 31, 1996, when he moved to INVESCO. Prior to June, 1994 he was an International Portfolio Manager with Provident Capital Management, Inc. Ms. Garren is a Chartered Financial Analyst. She was associated with AIG Global Investment Corp. from August, 1993 to July, 1996.

         The portfolio manager for the High Yield Fund is Prescott B. Crocker, Senior Vice President and Group Head of Corporate Fixed Income at Evergreen. Mr. Crocker is a Chartered Financial Analyst, and has been the High Yield Fund's portfolio manager since its inception on June 20, 1997. Mr. Crocker joined Evergreen in February, 1997. Prior to that he was President of Boston Security Counselors, the investment management subsidiary of the brokerage firm Advest Co. Inc. He had joined Boston Security Counselors in November of 1993 as Senior Vice President- Fixed Income, where he managed among others the Advest Advantage series High Yield Trust. Upon the sale of the Advest Advantage funds to Northstar Investment Management Co. in July of 1995, Mr. Crocker joined that company as Fund Manager. He returned to Boston Security Counselors in August of 1996 as President.

Performance Data
The Funds may from time to time include average annual total return figures in advertisements or other material the Funds send to existing or prospective shareholders. The Funds calculate these figures by determining the average annual compounded rates of return that would produce the redeemable value of the Fund being shown at the end of each period for a given initial investment. All recurring and nonrecurring expenses are included in the calculation. It is assumed that all dividends and distributions are reinvested. In addition, to better illustrate the performance of money already invested in the Funds, the Funds may also periodically advertise total return without subtracting sales charges.

         The fixed income Funds also may quote yields in advertisements. Yields are computed by dividing net investment income for a recent 30-day (or one month) period by the product of the average daily number of shares outstanding during that period and the maximum offering price per share on the last day of the period. The result is then annualized. These Funds may also show comparable yields to those shareholders already invested in the Funds by using the net asset value per share instead of maximum offering price in the above calculations. This has the effect of raising the quoted yields. The Tax-Free Income, New York and Pennsylvania Funds may also include tax-equivalent yields in advertisements. Tax-equivalent yields increase the yield as calculated above to make it comparable on an after-tax basis to an investment which produces taxable income.

         The Funds also may compare their performance to relevant indices in advertisements. The equity Funds may compare their performance to stock indices, including the Dow Jones Industrial Average, the S&P 500 Index, the S&P 500/BARRA Growth Index, and the Russell 2000 Index. The World Fund may compare its performance to the "EAFE" (Europe, Australia, Far East) Index. The High Yield Fund may compare its performance to the Chase Manhattan Bank Index. The fixed income Funds may compare their performance to bond or money market indices, including the Lehman Aggregate Bond Index, Municipal Bond Index, or Government Bond Index, and Donoghue's Money Fund Report.

         The Funds also may refer to rankings and ratings published by independent tracking services and publications of general interest including Lipper Analytical Services, Inc., CDA/Wiesenberger, Morningstar, Donoghue's; magazines such as Money, Forbes, Kiplinger's Personal Finance Magazine, Financial World, Consumer Reports, Business Week, Time, Newsweek, U.S. News and World Report; and other publications such as the Wall Street Journal, Barron's, Investor's Daily, and Standard & Poor's




For information and assistance call your Financial Advisor or Investor       58
Services at 1-800-282-FUND (3683)
Visit us online at www.sentinelfunds.com

Outlook. These ranking services and publications may rank the performance of the Funds against all other mutual funds or against funds in specified categories. The rankings may or may not include the effects of sales or other charges.







For information and assistance call your Financial Advisor or Investor       59
Services at 1-800-282-FUND (3683)
Visit us online at www.sentinelfunds.com

Financial Highlights


The financial highlights table is intended to help you understand each Fund's financial performance for the past five years, or for the period of the Fund's operations, in the case of the Flex Cap Opportunity, Growth Index, High Yield, Short Maturity Government,
and New York Funds. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in each Fund, assuming reinvestment of all dividends and distributions.
For the Class A shares of all funds for the years ended November 30, 2000 and 2001, and for the Class B, C and D shares of all Funds for all years, per share data is calculated utilizing average daily shares outstanding.


This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Funds, are included in the Funds' Annual Report to Shareholders, which is available upon request.



                                       Income From Investment Operations                          Less Distributions___________
                     ----------------------------------------------------------           -------------------------------------

                                                           Net gains or
                                                           Losses on
                     Fiscal         Net asset   Net        Securities                  Dividends
                     year           value,      investment both Realized   Total From  from net    Distributions
                     (period)       beginning   income     and             Investment  investment  from capital   Total
Fund                 ended          of period   (loss)     Unrealized      Operations  income      gains          Distributions
Flex Cap             9 mo. to
Opportunity          11/30/00 (A)   10.00       (0.02)     (3.90)          (3.92)      --          --             --
A                    11/30/01        6.08       (0.04)     (1.11)          (1.15)      --          --             --


Small
Company
A                    11/30/97        5.17        0.02       1.16            1.18       0.01        0.04           0.05
                     11/30/98        6.30        -.-        0.14            0.14       0.02        0.75           0.77
                     11/30/99        5.67       (0.01)      0.69            0.68       - -         0.61           0.61
                     11/30/00        5.74        --         2.00            2.00       --          0.72           0.72
                     11/30/01        7.02        --         0.33            0.33       --          1.74           1.74

Mid Cap
Growth
A                    11/30/97       17.57       (0.02)      4.00            3.98       0.02        2.80           2.82
                     11/30/98       18.73       (0.03)      1.08            1.05       -.-         5.13           5.13
                     11/30/99       14.65       (0.06)      4.29            4.23       - -         1.08           1.08
                     11/30/00       17.80       (0.19)      2.54            2.35       --          1.18           1.18
                     11/30/01       18.97       (0.14)     (4.06)          (4.20)      --          2.14           2.14

World
A
                     11/30/97       15.69        0.11       1.80            1.91       0.11        0.24           0.35
                     11/30/98       17.25        0.18       1.52            1.70       0.12        0.64           0.76


                                             Ratios/Supplemental Data_________________________
                            ---------------------------------------------------------------------

                                                                      Ratio of Expenses             Ratio of
                                                                      to Average net    Ratio       Net Investment
                    Net asset            Net assets     Ratio of     Assets before      of Net     Income to Avg.
                    value,    Total      at end of      Expenses to  Voluntary          Income to  net assets before   Portfolio
                    end of    return*    period         average net  Expense Reim-      Avg. net   voluntary expense - turnover
Fund                period    (%)        (000 omitted)  assets (%)   bursements**(%)    assets (%) reimbursements      Rate (%)
Flex Cap
Opportunity         6.08      (39.20)#   $31,303        1.55+        --                 (0.37)+    --                   122#
A                   4.93      (18.91)     27,213        1.75         --                 (0.80)     --                   109


Small                                                                    --                            --
Company                                                                  --                            -.-
A                   6.30      22.95      115,532        1.36             --              0.38          -.-               45
                    5.67       2.67      109,598        1.33             --             (0.07)         -.-               45
                    5.74      13.33      107,919        1.31             --             (0.14)         - -               43
                    7.02      39.48      156,484        1.25                            (0.03)         --                87
                    5.61       6.85      211,052        1.21             --             (0.06)         --                58

Mid Cap
Growth
A                  18.73      27.26       88,184        1.32             --             (0.15)        -.-               161
                   14.65       8.34       97,895        1.29             --             (0.23)        -.-                97
                   17.80      30.45      140,633        1.22             --             (0.41)        - -               118
                   18.97      13.85      206,488        1.14             --             (0.83)        - -               135
                   12.63     (24.45)     148,973        1.27             --             (0.99)         --                88

World
A
                   17.25      12.52       89,740        1.32                             1.14           -.-              21
                   18.19      10.34      100,790        1.26                             1.18           -.-              12


                     11/30/99       18.19        0.28       2.98            3.26       0.17        - -            0.17
                     11/30/00       21.28        0.21      (0.90)          (0.69)      0.26        1.69           1.95
                     11/30/01       18.64        0.12      (2.16)          (2.04)      0.18        3.21           3.39

Growth Index A       2 mo. to
                     11/30/99(B)   $20.00       $0.02      $1.28           $1.30       --          --             --
                     11/30/00       21.30       (0.02)     (2.74)          (2.76)      0.01        0.00^           0.01
                     11/30/01       18.53        0.03      (3.26)          (3.23)      --          --             --

Common
Stock
A                    11/30/97       40.60       0.57       7.03             7.60        0.57       3.54           4.11
                     11/30/98       44.09       0.42       5.19             5.61        0.45       4.69           5.14
                     11/30/99       44.56       0.37       2.17             2.54        0.38       3.81           4.19
                     11/30/00       42.91       0.30       1.54             1.84        0.31       3.22           3.53
                     11/30/01       41.22       0.24      (2.50)           (2.26)       0.27       5.51           5.78


                   21.28      18.09      107,413        1.25                             1.86           - -              35
                   18.64      (3.85)      96,354        1.23             - -             1.06                            47
                   13.21     (13.51)      98,079        1.26             --              0.88           --               29

Growth Index A
                  $21.30       6.50#     $28,530        0.63+           1.11+            0.46+         (0.01)+           3+
                   18.53     (12.97)      68,451        0.66            0.76            (0.07)         (0.17)            30
                   15.30     (17.43)      57,585        0.66            0.78             0.19           0.07             52

Common
Stock
A                  44.09      20.85      1,509,999      1.05            --                1.41          -.-              24
                   44.56      14.31      1,610,630      1.02            --                0.98          -.-              28
                   42.91       5.96      1,538,671      1.00            --                0.85          - -              37
                   41.22       4.80      1,313,790      1.03            --                0.75           --              52
                   33.18      (6.43)     1,129,290      1.06            --                0.66           --              65



                                                           Net gains or
                                                           Losses on
                     Fiscal         Net asset   Net        Securities                  Dividends
                     year           value,      investment (both Realized  Total From  (from net   Distributions
                     (period        beginning   income     and             Investment  investment  (from capital  Total
Fund                 ended)         of period   (loss)     Unrealized)     Operations  income)     gains)         Distributions
Balanced
A
                     11/30/97        18.55       0.56       2.18            2.74        0.55        0.45           1.00
                     11/30/98        20.29       0.54       1.76            2.30        0.55        1.16           1.71
                     11/30/99        20.88       0.55      (0.03)           0.52        0.54        1.48           2.02
                     11/30/00        19.38       0.61       0.25            0.86        0.62        0.95           1.57
                     11/30/01        18.67       0.46      (0.47)          (0.01)       0.50        1.59           2.09

High Yield           5 Mo. to
A                    11/30/97(C)    $10.00      $0.32      $0.41          $ 0.73      $ 0.32      $ -.-          $ 0.32
                     11/30/98        10.41       0.87      (0.58)           0.29        0.86       0.09            0.95
                     11/30/99         9.75       0.84      (0.56)           0.28        0.84        - -            0.84
                     11/30/00         9.19       0.86      (1.42)          (0.56)       0.87        - -            0.87
                     11/30/01         7.76       0.72      (0.10)           0.62        0.72        --             0.72

Bond
A
                     11/30/97         6.35       0.40       0.01            0.41        0.40        -.-            0.40
                     11/30/98         6.36       0.40       0.09            0.49        0.40        -.-            0.40
                     11/30/99         6.45       0.39      (0.51)          (0.12)       0.39        - -            0.39
                     11/30/00         5.94       0.41      (0.13)           0.28        0.41        - -            0.41
                     11/30/01         5.81       0.37       0.36            0.73        0.37         --            0.37

Tax-Free
A
                     11/30/97        13.53       0.65       0.24            0.89        0.65        0.13           0.78
                     11/30/98        13.64       0.65       0.33            0.98        0.65        0.19           0.84
                     11/30/99        13.78       0.64      (1.01)          (0.37)       0.64        0.17           0.81
                     11/30/00        12.60       0.64       0.30            0.94        0.64        --             0.64
                     11/30/01        12.90       0.62       0.42            1.04        0.62        --             0.62

New York
Tax-Free
A
                     11/30/97        11.72       0.60       0.25            0.85        0.60        0.09           0.69
                     11/30/98        11.88       0.62       0.34            0.96        0.62        0.03           0.65
                     11/30/99        12.19       0.60      (0.99)          (0.39)       0.60        - -            0.60
                     11/30/00        11.20       0.63       0.39            1.02        0.63        - -            0.63
                     11/30/01        11.59       0.57       0.45            1.02        0.57        --             0.57


                   Net asset               Net assets     Ratio of     Assets before      of Net     Income to Avg.
                   value,       Total      at end of      Expenses to  Voluntary          Income to  net assets before   Portfolio
                   end of       return*    period         average net  Expense Reim-      Avg. net   voluntary expense - turnover
Fund               period       (%)        (000 omitted)  assets (%)   bursements**(%)    assets (%) reimbursements      Rate (%)
Balanced                                                                --
A
                       20.29      15.43        314,948     1.17         --                 2.93          -.-                63
                       20.88      12.19        330,067     1.13         --                 2.69          -.-                81
                       19.38       2.56        297,027     1.12         --                 2.73          - -               110
                       18.67       4.82        231,855     1.13         --                 3.29          - -               127
                       16.57      (0.14)       216,950     1.15         --                 2.58           --               124

High Yield
A                     $10.41       7.26#     $  11,084     1.26+       --                  7.80+          -.-              133#
                        9.75       2.68         31,120     1.28        --                  8.42           -.-              139
                        9.19       2.97         28,253     1.22        --                  8.83           - -              144
                        7.76      (6.74)        18,235     1.26                            9.78           - -              105
                        7.66       8.34         22,215     1.28        --                  9.21           --               148

Bond
A
                        6.36       6.71         88,756     0.97         0.99               6.37           6.37             130
                        6.45       7.95         91,297     0.77         0.95               6.26           6.11             147
                        5.94      (1.93)        82,017     0.73         0.94               6.29           6.10             207
                        5.81       5.02         71,561     0.78         0.98               7.08           6.89             177
                        6.17      13.01         75,629     0.91         0.98               6.15           6.08             210

Tax-Free
A
                       13.64       6.86         87,935     0.91         0.95               4.84           4.84              47
                       13.78       7.45         88,683     0.74         0.92               4.77           4.59              37
                       12.60      (2.79)        85,975     0.73         0.91               4.84           4.66              34
                       12.90       7.74         68,850     0.77         0.96               5.08           4.89               5
                       13.32       8.15         72,771     0.74         0.95               4.62           4.41              21

New York
Tax-Free
A
                       11.88       7.65          7,704     0.30         1.09               5.31           4.57              21
                       12.19       8.29         11,978     -.-          1.01               5.17           4.19               6
                       11.20      (3.30)        16,175     - -          0.96               5.13           4.20              31
                       11.59       9.40         18,718     0.02         0.96               5.54           4.61               4
                       12.04       8.90         23,275     0.37         0.93               4.71           4.14               4



Pennsylvania
Tax-Free
A                    11/30/97        13.29       0.64       0.13            0.77        0.64        0.08           0.72
                     11/30/98        13.34       0.63       0.26            0.89        0.63        0.12           0.75
                     11/30/99        13.48       0.62      (1.04)          (0.42)       0.62        0.29           0.91
                     11/30/00        12.15       0.60       0.31            0.91        0.60       - -             0.60
                     11/30/01        12.46       0.54       0.41            0.95        0.54        --             0.54


Pennsylvania
Tax-Free
A                      13.34       6.07         34,844     0.85         1.34               4.86           4.41              28
                       13.48       6.85         34,720     0.77         1.31               4.65           4.14              50
                       12.15      (3.27)        30,630     0.69         1.32               4.82           4.21              21
                       12.46       7.75         28,493     0.75         1.17               4.93           4.51               7
                       12.87       7.68         29,362     1.07         1.19               4.16           4.05               8


                                                           Net gains or
                                                           Losses on
                     Fiscal         Net asset   Net        Securities                  Dividends
                     year           value,      investment both Realized   Total From  from net    Distributions
                     (period)       beginning   income     and             Investment  investment  from capital   Total
Fund                 ended          of period   (loss)     Unrealized      Operations  income      gains          Distributions
Government
Securities
A                    11/30/97        10.00       0.59        0.09           0.68       0.59        -.-            0.59
                     11/30/98        10.09       0.61        0.37           0.98       0.61        -.-            0.61
                     11/30/99        10.46       0.64       (0.90)         (0.26)      0.64        - -            0.64
                     11/30/00         9.56       0.64        0.25           0.89       0.64        - -            0.64
                     11/30/01         9.81       0.57        0.38           0.95       0.57        --             0.57

Short Maturity
Gov't.
A
                     11/30/97         9.81       0.56        0.01           0.57       0.56        -.-            0.56
                     11/30/98         9.82       0.57        0.06           0.63       0.57        -.-            0.57
                     11/30/99         9.98       0.60       (0.30)          0.30       0.60        - -            0.60
                     11/30/00         9.58       0.64       (0.02)          0.62       0.64        - -            0.64
                     11/30/01         9.56       0.57        0.15           0.72       0.57        --             0.57

Money
Market
A                    11/30/97         1.00       0.04        -.-            0.04       0.04        -.-            0.04
                     11/30/98         1.00       0.04        -.-            0.04       0.04        -.-            0.04
                     11/30/99         1.00       0.04        --             0.04       0.04        - -            0.04
                     11/30/00         1.00       0.05        - -            0.05       0.05        - -            0.05
                     11/30/01         1.00       0.04        --             0.04       0.04        --             0.04

Flex Cap             9 Mo. to
Opportunity          11/30/00(A)     10.00      (0.08)      (3.89)         (3.97)      - -         - -            - -
B                    11/30/01         6.03      (0.09)      (1.09)         (1.18)      --          --             --


Small
Company
B                    11/30/97         5.12      (0.03)       1.13           1.10       -.-         0.04           0.04
                     11/30/98         6.18      (0.03)       0.11           0.08       -.-         0.75           0.75
                     11/30/99         5.51      (0.06)       0.67           0.61       - -         0.61           0.61
                     11/30/00         5.51      (0.06)       1.91           1.85       - -         0.72           0.72
                     11/30/01         6.64      (0.05)       0.30           0.25        --         1.74           1.74

                                                                         to Average net     Ratio      Net Investment
                        Net asset            Net assets     Ratio of     Assets before      of Net     Income to Avg.
                        value,    Total      at end of      Expenses to  Voluntary          Income to  net assets before   Portfolio
                        end of    return*    period         average net  Expense Reim-      Avg. net   voluntary expense - turnover
Fund                    period    (%)        (000 omitted)  assets (%)   bursements**(%)    assets (%) reimbursements      Rate (%)
Government
Securities
A                       10.09       7.15        75,810       0.98         0.99               6.15           6.15             249
                        10.46      10.02        76,498       0.91         0.99               6.02           5.94             355
                         9.56      (2.49)       65,136       0.84         0.98               6.46           6.34             330
                         9.81       9.72        60,651       0.87         1.03               6.72           6.56             232
                        10.19       9.96        73,046       0.85         1.00               5.68           5.53             379

Short Maturity
Gov't.
A
                         9.82       6.04        45,044       1.00         1.18               6.20           6.14              61
                         9.88       6.61        68,346       0.82         1.12               6.04           5.76             229
                         9.58       3.15        67,647       0.76         1.11               6.28           5.94             203
                         9.56       6.70        52,317       0.77         1.18               6.71           6.30              88
                         9.71       7.74        92,410       0.77         1.15               5.90           5.52             141

Money
Market
A                        1.00       4.61         85,911      0.77         --                 4.46           -.-              - -.
                         1.00       4.55         98,115      0.73         --                 4.47           -.-              - -.
                         1.00       4.09        121,884      0.70         --                 4.01           - -              - -
                         1.00       5.18        127,056      0.73         --                 5.05           - -              - -
                         1.00       3.64        118,894      0.69         --                 3.56           --               --

Flex Cap
Opportunity              6.03     (39.70)#       15,602      2.42+        - -                (1.28)+        - -              122#
B                        4.85     (19.57)        12,841      2.71         --                 (1.75)         --               109


Small
Company
B                        6.18      21.63          7,656      2.36         - -                (0.62)         -.-               45
                         5.51       1.65         12,103      2.25         - -                (1.00)         -.-               45
                         5.51      12.34         14,285      2.28         - -                (1.11)         - -               43
                         6.64      38.27         25,733      2.12         - -                (0.90)         - -               87
                         5.15       5.77         42,110      2.12         --                 (0.98)         --                58



Mid Cap              11 Mo. to
Growth               11/30/98(D)    $13.08     $(0.17)     $ 1.61         $ 1.44     $ -.-       $ -.-          $ -.-
B                    11/30/99        14.52      (0.23)       4.22           3.99       - -         1.08           1.08
                     11/30/00        17.43      (0.39)       2.53           2.14       - -         1.18           1.18
                     11/30/01        18.39      (0.27)      (3.91)         (4.18)      --          2.14           2.14

World
B
                     11/30/97        15.58       0.01        1.74           1.75       0.04        0.24           0.28
                     11/30/98        17.05       0.04        1.47           1.51      -.-          0.64           0.64
                     11/30/99        17.92       0.10        2.95           3.05       0.02        - -            0.02
                     11/30/00        20.95       0.02       (0.89)         (0.87)      0.09        1.69           1.78
                     11/30/01        18.30      (0.02)      (2.13)         (2.15)     --           3.21           3.21

Growth Index B       2 Mo. to
                     11/30/99(B)    $20.00     $(0.01)      $1.29          $1.28      - -          - -            - -
                     11/30/00        21.28      (0.19)      (2.71)         (2.90)     - -          0.00^          - -
                     11/30/01        18.38      (0.10)      (3.22)         (3.32)     --           --             --

Common
Stock
B                    11/30/97        40.57       0.27        6.99           7.26       0.26        3.54           3.80
                     11/30/98        44.03       0.07        5.19           5.26       0.13        4.69           4.82
                     11/30/99        44.47       0.03        2.18           2.21       0.05        3.81           3.86
                     11/30/00        42.82      (0.03)       1.53           1.50       0.02        3.22           3.24
                     11/30/01        41.08      (0.05)      (2.48)          2.53       0.00^       5.51           5.51

Mid Cap
Growth                $ 14.52      11.01#       $ 3,841      2.29+        - -                (1.24)+        -.-               97
B                       17.43      28.97         14,891      2.29         - -                (1.53)         - -              118
                        18.39      12.88         42,310      2.00         - -                 (1.71)        - -              135
                        12.07     (25.20)        33,322      2.27         --                 (2.00)         --                88


World
B
                        17.05      11.52         10,121      2.18         - -                 0.23          -.-               21
                        17.92       9.24         18,163      2.25         - -                 0.19          -.-               12
                        20.95      17.05         23,536      2.16         - -                 0.98          - -               35
                        18.30      (4.79)        22,974      2.19         - -                 0.08          - -               47
                        12.94     (14.36)        17,176      2.21         --                 (0.08)         --                29

Growth Index B
                       $21.28       6.40#       $ 8,452      1.17+        1.66+              (0.14)+        (0.62)+            3#
                        18.38     (13.62)        20,314      1.45         1.54               (0.85)         (0.94)            30
                        15.06     (18.06)        15,778      1.48         1.60               (0.63)         (0.75)            52

Common
Stock
B                       44.03      19.89         77,299      1.80         - -                0.66           -.-               24
                        44.47      13.38        129,966      1.81         - -                0.19           -.-               28
                        42.82       5.14        149,586      1.81         - -                0.05           - -               37
                        41.08       3.94        125,430      1.86         - -               (0.08)          - -               52
                        33.04      (7.20)       112,871      1.86         --                (0.14)          --                65




                                                         Net gains or
                                                         Losses on
                     Fiscal       Net asset   Net        Securities                  Dividends
                     year         value,      investment both Realized   Total From  from net    Distributions
                     (period)     beginning   income     and             Investment  investment  from capital   Total
Fund                 ended        of period   (loss)     Unrealized      Operations  income      gains          Distributions
Balanced             8 Mo. To
B                    11/30/97      18.58         0.42        2.18             2.60        0.41         0.45           0.86
                     11/30/98      20.32         0.38        1.77             2.15        0.40         1.16           1.56
                     11/30/99      20.91         0.39       (0.02)            0.37        0.39         1.48           1.87
                     11/30/00      19.41         0.47        0.25             0.72        0.48         0.95           1.43
                     11/30/01      18.70         0.31       (0.45)           (0.14)       0.36         1.59           1.95

High Yield           5 Mo. To
B                    11/30/97(C)   10.00  $      0.32      $ 0.39           $ 0.71      $ 0.31       $ -.-          $ 0.31
                     11/30/98      10.40         0.84       (0.57)            0.27        0.84         0.09           0.93
                     11/30/99       9.74         0.79       (0.56)            0.23        0.79          --            0.79
                     11/30/00       9.18         0.82       (1.42)           (0.60)       0.83          --            0.83
                     11/30/01       7.75         0.69       (0.09)            0.60        0.69          --            0.69

Bond
B
                     11/30/97       6.36         0.34        0.02             0.36        0.34         -.-            0.34
                     11/30/98       6.38         0.34        0.08             0.42        0.34         -.-            0.34
                     11/30/99       6.46         0.33       (0.50)           (0.17)       0.33          --            0.33
                     11/30/00       5.96         0.36       (0.14)            0.22        0.36          --            0.36
                     11/30/01       5.82         0.32        0.37             0.69        0.32          --            0.32

Money
Market
B                    11/30/97       1.00         0.05        -.-              0.05        0.05         -.-            0.05
                     11/30/98       1.00         0.04        -.-              0.04        0.04         -.-            0.04
                     11/30/99       1.00         0.04         --              0.04        0.04          --            0.04
                     11/30/00       1.00         0.05         --              0.05        0.05          --            0.05
                     11/30/01       1.00         0.03         --              0.03        0.03          --            0.03

Flex Cap             9 Mo. to
Opportunity          11/30/00(A)   10.00  $     (0.08)      (3.88)          $(3.96)        --           --             --
C                    11/30/01       6.04        (0.09)      (1.10)           (1.19)        --           --             --

Small                5 Mo. to
Company C            11/30/01(E)    5.43        (0.03)       0.18           $ 0.15         --           --             --



                                                                    Ratio of Expenses             Ratio of
                                                                    to Average net     Ratio      Net Investment
                   Net asset            Net assets     Ratio of     Assets before      of Net     Income to Avg.
                   value,    Total      at end of      Expenses to  Voluntary          Income to  net assets before   Portfolio
                   end of    return*    period         average net  Expense Reim-      Avg. net   voluntary expense-  turnover
Fund               period    (%)        (000 omitted)  assets (%)   bursements**(%)    assets (%) reimbursements      Rate (%)
Balanced
B                    20.32     14.57       26,593          1.89         --               2.21          -.-              63
                     20.91     11.34       46,946          1.90         --               1.91          -.-              81
                     19.41      1.79       52,086          1.87         --               2.00           --             110
                     18.70      3.99       45,617          1.91         --               2.52                          127
                     16.61     (0.86)      44.61           1.93         --               1.80           --             124


High Yield
B                  $ 10.40      7.15#    $ 33,808          1.34+        --               7.70+         -.-             133#
                      9.74      2.42       55,911          1.52         --               8.19          -.-             139
                      9.18      2.50       59,518          1.66         --               8.40           --             144
                      7.75     (7.16)      44,921          1.68         --               9.36           --             105
                      7.66      8.06       44,300          1.68         --               8.84           --             148

Bond
B                     6.38    5.88          8,115          1.87        1.90              5.46         5.46             130
                      6.46    6.80         16,601          1.64        1.84              5.40         5.22             147
                      5.96   (2.65)        20,703          1.63        1.81              5.41         5.25             207
                      5.82    3.95         18,549          1.66        1.85              6.22         6.02             177
                      6.19   12.14         22,559          1.75        1.82              5.31         5.24             210

Money
Market
B                     1.00    4.65        3,434            0.73         --               4.50          -.-            - -.
                      1.00    4.49        4,422            0.78         --               4.42          -.-            - -.
                      1.00    3.84        5,378            0.93         --               3.79           --              --
                      1.00    4.85        4,068            1.03         --               4.72           --              --
                      1.00    3.43        6,311            0.89         --               3.21           --              --

Flex Cap
Opportunity        $  6.04  (39.60)#   $  4,940            2.28+        --              (1.15)+         --             122#
C                     4.85  (19.70)       3,887            2.66         --              (1.70)          --             109

Small
Company C          $  5.58   2.76#    $   1,890            2.45+        --              (1.56)+       --                58




                                                     Net gains or
                                                     Losses on
               Fiscal         Net asset   Net        Securities                  Dividends
               year           value,      investment both Realized   Total From  from net    Distributions
               (period)       beginning   income     and             Investment  investment  from capital   Total
Fund           ended          of period   (loss)     Unrealized      Operations  income      gains          Distributions
Mid Cap        8 Mo. to
Growth         11/30/00(F)   $   22.79   $  (0.35)    $  (3.58)      $  (3.93)       --           --           --
C              11/30/01          18.86      (0.33)       (3.99)         (4.32)       --          2.14         2.14


World          7 mo. to
C              11/30/98(H)   $   19.57   $  (0.02)    $  (1.50)      $  (1.52)    $ -.-         $ -.-      $  -.-
               11/30/99          18.05       0.09         2.94           3.03        --            --          --
               11/30/00          21.08       0.07        (0.99)         (0.92)       --           1.69        1.69
               11/30/01          18.47      (0.08)       (2.13)         (2.21)       --           3.21        3.21

Growth Index   8 Mo. to
C              11/30/00(F)   $   23.59   $  (0.29)    $  (4.94)      $  (5.23)       --            --          --
               11/30/01          18.36      (0.36)       (3.22)         (3.58)       --            --          --



Common Stock   7 mo. to
C              11/30/98(G)   $   45.23   $   0.06     $  (0.71)      $  (0.65)    $ 0.03      $   -.-      $   0.03
               11/30/99          44.55      (0.03)        2.20           2.17       0.01          3.81         3.82
               11/30/00          42.90      (0.04)        1.52           1.48        --           3.22         3.22
               11/30/01          41.16      (0.03)       (2.54)         (2.57)      0.00^         5.51         5.51

Balanced       7 mo. to
C              11/30/98(G)   $   20.87   $   0.20     $  (0.01)      $   0.19     $ 0.16      $   -.-      $   0.16
               11/30/99          20.90       0.32        (0.03)          0.29       0.32          1.48         1.80
               11/30/00          19.39       0.41         0.23           0.64       0.40          0.95         1.35
               11/30/01          18.68       0.31        (0.48)         (0.17)      0.34          1.59         1.93



                                                               Ratio of Expenses                 Ratio of
                                                               to Average net     Ratio          Net Investment
              Net asset            Net assets     Ratio of     Assets before      of Net         Income to Avg.
              value,    Total      at end of      Expenses to  Voluntary          Income to      net assets before
              end of    return*    period         average net  Expense Reim-      Avg. net       voluntary expense -
Fund          period    (%)        (000 omitted)  assets (%)   bursements**(%)    assets (%)     reimbursements
Mid Cap
Growth        $ 18.86   (17.24)#    $   1,688        2.11+        --               (1.87)+              --              135
C               12.40   (25.33)         2,447        2.61         --               (2.36)               --               88


World
C               18.05   (7.77)#     $   1,013        2.21+        --                0.23+                -.-             12
                21.08    16.79          1,820        2.29         --                0.85                --               35
                18.47    (5.00)         2,080        2.33         --                0.32                --               47
                13.05   (14.59)         1,622        2.36         --               (0.43)               --               29

Growth Index
C             $ 18.36   (22.17)#    $     608        2.35+        2.45+            (1.81)+             (1.90)+           30
                14.78   (19.50)           864        3.23         3.34             (2.37)              (2.48)            52



Common Stock
C             $ 44.55   (1.43)#     $   5,358        1.92+        --                0.08+                -.-             28
                42.90     5.03          7,323        1.90         --               (0.04)               --               37
                41.16     3.87          5,616        1.93         --               (0.11)               --               52
                33.08    (7.30)         6,987        1.91         --               (0.12)               --               65

Balanced
C             $ 20.90    0.94#      $   1,523        2.18+        --                1.63+                -.-             81
                19.39     1.38          3,350        2.25         --                1.65                --              110
                18.68     3.54          3,066        2.24         --                2.20                --              127
                16.58    (1.06)         5,578        2.06         --                1.61                --              124



                                                           Net gains or
                                                           Losses on
                     Fiscal         Net asset   Net        Securities                  Dividends
                     year           value,      investment both Realized   Total From  from net    Distributions
                     (period)       beginning   income     and             Investment  investment  from capital   Total
Fund                 ended          of period   (loss)     Unrealized      Operations  income      gains          Distributions
High Yield           7 mo. to
C                    11/30/98(G)    $10.70     $ 0.41      $ (0.91)        $  (0.50)    $   0.45     $ -.-          $  0.45
                     11/30/99         9.75       0.72        (0.56)            0.16         0.72        --             0.72
                     11/30/00         9.19       0.76        (1.42)           (0.66)        0.75        --             0.75
                     11/30/01         7.78       0.62        (0.08)            0.54         0.62        --             0.62

Balanced             11 mo. to
D                    11/30/99(H)    $19.68     $ 0.33      $ (0.38)        $  (0.05)    $   0.31     $ - -          $  0.31
                     11/30/00        19.32       0.38         0.27             0.65         0.39       0.95            1.34
                     11/30/01        18.63       0.23        (0.48)           (0.25)        0.28       1.59            1.87




                                                                    Ratio of Expenses             Ratio of
                                                                    to Average net     Ratio      Net Investment
                     Net asset         Net assets      Ratio of     Assets before      of Net     Income to Avg.
                     value,    Total   at end of       Expenses to  Voluntary          Income to  net assets before  Portfolio
                     end of    return* period          average net  Expense Reim-      Avg. net   voluntary expense -turnover
Fund                 period    (%)     (000 omitted)   assets (%)   bursements**(%)    assets (%) reimbursements     Rate (%)
High Yield
C                    $ 9.75    (4.69)#    $ 1,956        2.06+           --              7.63+        -.-               139
                       9.19     1.72        4,001        2.42            --              7.69          --               144
                       7.78    (7.74)       1,204        2.39            --              8.55          --               105
                       7.70     7.22        1,810        2.45            --              7.88          --               148

Balanced
D                    $19.32    (0.24)#    $ 1,138        2.08+           --              1.93+         --               110
                      18.63     3.62        1,983        2.38            --              2.06          --               127
                      16.51    (1.52)       4,164        2.54            --              1.13          --               124




         (A)      Commenced operations February 25, 2000
         (B)      Commended operations September 13, 1999
         (C)      Commenced operations June 23, 1997
         (D)      Commenced operations January 12, 1998
         (E)      Commenced operations July 9, 2001
         (F)      Commenced operations March 30, 2000
         (G)      Commenced operations May 4, 1998
         (H)      Commenced operations January 4, 1999
         +        Annualized.
         #        Not annualized.
         *        Total return is calculated assuming an initial investment
                  made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.
         **       Expense reductions are comprised of the voluntary expense
                  reimbursements.
         ^        Represents less than $.005 of average daily shares
                  outstanding.



For information and assistance call your Financial Advisor or Investor       60
Services at 1-800-282-FUND (3683)
Visit us online at www.sentinelfunds.com

The Sentinel Funds

Shareholder Reports
Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report you will find a discussion of the market conditions and investment strategies that significantly affected investment performance of each of the Funds during its last fiscal year. You may obtain copies of these reports at no cost by calling 1-800-282-FUND (3863).

         The Funds will send you one copy of each shareholder report and certain other mailings, regardless of the number of Fund accounts you have. To receive separate shareholder reports for each account at no cost, call Sentinel Service at 1-800-282-FUND (3863).

Statement of Additional Information
The Funds' Statement of Additional Information contains further information about the Funds and is incorporated by reference (legally considered to be part of this Prospectus). You may request a free copy by writing the Funds at the address shown below or by calling 1-800-282-FUND (3863). Please contact your registered representative or the Funds if you have any questions.

         The Funds' Statement of Additional Information is also available at the Funds' website at www.sentinelfunds.com. Information about the Funds (including the Statement of Additional Information) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the public reference room. This information is also available on the SEC's Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with information that is different.


The Sentinel Funds
National Life Drive
Montpelier, VT 05604


Investment Advisor              Counsel
Sentinel Advisors Company       Sidley Austin
National Life Drive                Brown & Wood LLP
Montpelier, VT                  875 Third Avenue
05604                           New York, NY 10022

Principal                       Independent
Underwriter                     Accountants
Sentinel Financial              PricewaterhouseCoopers LLP
Services Company
National Life Drive             1177 Avenue of the Americas
Montpelier, VT 05604            New York, NY 10036

Transfer Agent,                 Custodian
Shareholder Servicing           and Dividend
and Administrator Agent         Paying Agent
Sentinel Administrative         State Street Kansas City*
Service Company                 801 Pennsylvania Avenue
National Life Drive*            Kansas City, MO  64105
Montpelier, VT 05604
800-282-FUND (3863)



*All mail and correspondence
should be sent to:
Sentinel Administrative Service Company
P. O. Box 1499
Montpelier, VT 05601-1499


Investment Company Act files #811-214 and #811-4781.




For information and assistance call your Financial Advisor or Investor       61
Services at 1-800-282-FUND (3683)
Visit us online at www.sentinelfunds.com

STATEMENT OF ADDITIONAL INFORMATION


                                March 29, 2002



                              THE SENTINEL FUNDS
                              National Life Drive
                           Montpelier, Vermont 05604
                             (800) 282-FUND (3863)



Sentinel Common Stock Fund (the "Common Stock Fund")
Sentinel Balanced Fund (the "Balanced Fund")
Sentinel Mid Cap Growth Fund (the "Mid Cap Growth Fund")
Sentinel Small Company Fund (the "Small Company Fund")
Sentinel Growth Index Fund (the "Growth Index Fund")
Sentinel Flex Cap Opportunity Fund (the "Flex Cap Opportunity Fund")
Sentinel World Fund (the "World Fund")
Sentinel High Yield Bond Fund (the "High Yield Fund")
Sentinel Bond Fund (the "Bond Fund")
Sentinel Government Securities Fund (the "Government Securities Fund") Sentinel Short Maturity Government Fund (the "Short Maturity Government Fund") Sentinel U.S. Treasury Money Market Fund (the "Money Market Fund")
Sentinel Tax-Free Income Fund (the "Tax-Free Income Fund")
Sentinel New York Tax-Free Income Fund (the "New York Fund")
Sentinel Pennsylvania Tax-Free Trust (the "Pennsylvania Fund")



Each of Sentinel Group Funds, Inc. (the "Company") and the Pennsylvania Fund is a managed, open-end investment company, which continuously offers its shares to investors. The Company consists of fourteen separate and distinct funds, twelve of which are diversified (the Growth Index and New York Funds being non-diversified), and the Pennsylvania Fund is a separate, non-diversified fund. The fourteen funds of the Company and the Pennsylvania Fund are referred to hereinafter collectively as the "Funds", and individually as a "Fund". The Funds are described in a Prospectus of the Funds dated March 29, 2002 (the "Prospectus"). Each of the Funds has different investment objectives and risk characteristics.


Sentinel Advisors Company (the "Advisor") acts as the investment advisor to the Funds. Shares of the Funds are distributed by Sentinel Financial Services Company ("SFSC"). Both the Advisor and SFSC are partnerships whose partners are affiliates of National Life Insurance Company ("National Life"), Provident Life Insurance Company ("Provident") and The Penn Mutual Life Insurance Company ("Penn Mutual").


This Statement of Additional Information is not a Prospectus and should be read in conjunction with the Prospectus. The Prospectus, which has been filed with the Securities and Exchange Commission (the "SEC"), can be obtained upon request and without charge by writing to the Funds at the above address, or by calling 1-800-282-FUND(3863). The Financial Statements of the Funds that are included in the Annual Report of the Funds dated November 30, 2001 have been incorporated by reference into this Statement of Additional Information. This Annual Report can be obtained in the same way as the Prospectus of the Funds. This Statement of Additional Information has been incorporated by reference into the Prospectus.

                               TABLE OF CONTENTS


                                                                         Page
                                                                         ----


The Funds...................................................................2
Investment Objectives and Policies..........................................3
Investment Restrictions.....................................................16
Management of the Funds.....................................................19
Principal Shareholders......................................................25
The Investment Advisor......................................................26
Principal Underwriter.......................................................29
The Distribution Plans......................................................30
The Fund Services Agreements................................................32
Portfolio Transactions and Brokerage Commissions............................32
Portfolio Turnover..........................................................35
Capitalization..............................................................35
How To Purchase Shares and Reduce Sales Charges.............................36
Issuance of Shares at Net Asset Value.......................................36
Determination of Net Asset Value............................................37
Computation of Maximum Offering and Redemption Prices.......................38
Taxes.......................................................................39
Shareholder Services........................................................45
Total Return, Yield and Tax-Equivalent Yield Information....................47
General Information.........................................................52
Financial Statements........................................................52
Appendix A - Description of Bond Ratings....................................53
Appendix B - Economic and Other Conditions in New York......................57
Appendix C - Economic and Financial Conditions in Pennsylvania..............79

                                   THE FUNDS

        Originally incorporated in the State of Delaware on December 5, 1933 as Group Securities, Inc., the Company became a Maryland corporation on February 28, 1973. On November 30, 1973, the Company's name was changed to USLIFE Funds, Inc. On September 30, 1976, the Company's name was changed to Sentinel Group Funds, Inc.


        On March 31, 1978, Sentinel Bond Fund, Inc. (formerly Sentinel Income Fund, Inc.) and Sentinel Growth Fund, Inc., both managed, open-end, diversified investment companies incorporated in Maryland on October 24, 1968, were merged into the Company as separate classes of stock. On March 27, 1986, the Board of Directors created, as a new class of stock of the Company, the Government Securities Fund. The Board of Directors created the Tax-Free Income Fund as a new class of the Company's stock on June 14, 1990.

        The Pennsylvania Fund is a trust formed under the laws of Pennsylvania in 1986. The Fund became a member of the Sentinel Family of Funds on March 1, 1993. On that date the Advisor and SFSC became the investment advisor and distributor, respectively, to the Fund. Immediately prior to March 1, 1993, the investment advisor to the Fund was ProvidentMutual Management Co., Inc. ("PMMC"), and its distributor was ProvidentMutual Financial Services, Inc., both of which are affiliates of Provident.


        On March 1, 1993, the Company completed the acquisition of substantially all of the assets of eight ProvidentMutual Funds, and Sentinel Cash Management Fund, Inc., ("SCMF") in exchange solely for common stock of the corresponding Funds of the Company that acquired such assets. In order to facilitate the acquisitions, on August 13, 1992 the Board of Directors authorized the creation of three new classes of stock of the Company, namely, the Small Company, World and Money Market Funds. From March 1, 1993 to March 29, 1994, the Small Company Fund's name was Sentinel Aggressive Growth Fund, and from March 29, 1994 to March 31, 1997, the Small Company Fund's name was Sentinel Emerging Growth Fund. Prior to March 31, 1999, the Mid Cap Growth Fund's name was Sentinel Growth Fund. Also on March 1, 1993, the Investment Advisory Agreement between the Company and Sentinel Advisors, Inc., ("Sentinel Advisors"), an indirect wholly-owned subsidiary of National Life, and the Distribution Agreement between the Company and Equity Services, Inc. ("ESI"), also an indirect wholly-owned subsidiary of National Life, terminated, and were replaced by the arrangements described in the Prospectus under "Management of the Funds" and "Purchase Options".


        On March 27, 1995, the Company completed the acquisition of substantially all of the assets of seven funds of The Independence Capital Group of Funds, Inc., in exchange solely for common stock of the corresponding Funds of the Company that acquired such assets. In order to facilitate the acquisitions, on December 15, 1994, the Board of Directors authorized the creation of two new classes of stock of the Company, namely, the New York and Short Maturity Government Funds. From March 27, 1995 to February 3, 1997, the Short Maturity Government Fund's name was Sentinel Short-Intermediate Government Fund.

        On March 14, 1997, the Board of Directors of the Company authorized the creation of the High Yield Fund as a new series of the Company. On June 10, 1999, the Board of Directors of the Company authorized the creation of the Growth Index Fund as a new series of the Company. On December 9, 1999, the Board of Directors of the Company authorized the creation of the Flex Cap Opportunity Fund as a new series of the Company.

                      INVESTMENT OBJECTIVES AND POLICIES

        The investment objectives and certain fundamental policies of each of the Funds are set forth in the Prospectus.

General Considerations and Risks
--------------------------------

        Each Fund is an open-end, management investment company. All Funds are diversified investment companies except the Growth Index, New York and Pennsylvania Funds, which are non-diversified investment companies.

        Each Fund's fundamental policies and investment objectives as they affect each such Fund cannot be changed without the approval of the lesser of
(i) 67 percent or more of the voting securities of each such Fund present at a meeting if the holders of more than 50 percent of the outstanding voting securities of each such Fund are present or represented by proxy, or (ii) more than 50 percent of the outstanding voting securities of each such Fund. With respect to the submission of a change in fundamental policy or investment objective of each such Fund, such matter shall be deemed to have been effectively acted upon with respect to any such Fund if a majority of the outstanding voting securities of such Fund vote for the approval of such matters, notwithstanding (1) that such matter has not been approved by a majority of the outstanding voting securities of any other Fund affected by such matter and (2) that such matter has not been approved by a majority of the outstanding voting securities of the Company. Fundamental policies adopted with respect to each Fund, except the Pennsylvania Fund and the New York Fund, provide that no Fund shall concentrate its investments in a particular industry or, except for the Flex Cap Opportunity Fund, group of industries, nor will it purchase a security if, as a result of such purchase, more than 25% of its assets will be invested in a particular industry.

        Repurchase Agreements. Each of the Funds to a limited extent may enter into repurchase agreements with selected banks and broker-dealers under which the Fund purchases securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government Securities") and agrees to resell the securities at an agreed upon time and at an agreed upon price. The difference between the amount a Fund pays for securities and the amount it receives upon resale is interest income to a Fund. Failure of the seller to repurchase the securities as agreed may result in a loss to a Fund if the market value of the securities has fallen to less than the repurchase price. In the event of such a default, a Fund may also experience certain costs and be delayed or prevented from recovering or liquidating the collateral securities, which could result in further loss to a Fund. The Funds (except for the Flex Cap Opportunity Fund, whose investments in repurchase agreements are discussed separately below) will use repurchase agreements as a means of making short-term investments of seven days or less and in aggregate amounts of not more than 25% of the net assets of the Fund. All repurchase agreements used by the Funds, except for the Flex Cap Opportunity Fund, will provide that the value of the collateral underlying the repurchase agreement always will be at least equal to 102% of the repurchase price. The Advisor will monitor on a continuing basis the creditworthiness of all parties with which it might enter into repurchase agreements and will enter into repurchase agreements only if it determines that the credit risk of such a transaction is minimal.


        Illiquid and Restricted Securities. As stated in the Prospectus, the High Yield Fund may invest in Rule 144A Securities and corporate loans; however, the High Yield Fund's investment in illiquid securities is limited to 15% of its net assets. The Bond Fund may not invest in illiquid securities, but may invest in Rule 144A Securities to the extent deemed to be liquid under the policies and procedures discussed below. The Flex Cap Opportunity Fund may also invest up to 15% of its net assets in illiquid securities, which include restricted securities, securities for which there is not a readily available market, and repurchase agreements with maturities of greater than

7 days. In promulgating Rule 144A under the Securities Act of 1933 (the "Securities Act"), the Securities and Exchange Commission ("SEC") stated that although the ultimate responsibility for liquidity determinations rests with a fund's board of directors, the board may delegate the day-to-day function of determining liquidity to the investment advisor or subadvisor provided the board retains sufficient oversight. The Board of Directors of the Company will consider the adoption of policies and procedures for the Bond Fund, the High Yield Fund and the Flex Cap Opportunity Fund for the purpose of determining whether Rule 144A Securities and, in the case of the High Yield Fund only, corporate loans, in which such Fund proposes to invest are liquid or illiquid and will consider guidelines under these policies and procedures pursuant to which the Advisor or applicable subadvisor will make these determinations on an ongoing basis. In making these determinations, consideration will be given to, among other things, the frequency of trades and quotes for the investment, the number of dealers willing to sell the investment and the number of potential purchasers, dealer undertakings to make a market in the investment, the nature of the investment, the time needed to dispose of the investment, the method of soliciting offers, and the mechanics of transfer. The Board of Directors will review periodically purchases and sales of Rule 144A Securities by the Bond Fund, the High Yield Fund and the Flex Cap Opportunity Fund, and corporate loans by the High Yield Fund.


        To the extent that liquid Rule 144A Securities or corporate loans or other securities in which the Funds invest become illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the Advisor (or the subadvisor), under the supervision of the Board of Directors, will consider appropriate measures to enable the Fund to maintain sufficient liquidity for operating purposes and to meet redemption requests. If institutional trading in restricted securities were to decline to limited levels, the liquidity of these Funds could be adversely affected.

        If an investment becomes illiquid, the affected Fund's Advisor or subadvisor will determine the best course of action to permit the Fund to realize maximum value, which could include, among other possibilities, continuing to hold or seeking a private sale.

Derivative Transactions
-----------------------


         General. The fixed income Funds may (a) purchase and sell exchange traded and over-the-counter ("OTC") put and call options on fixed income securities and indices of fixed income securities, (b) purchase and sell futures contracts on fixed income securities and indices of fixed income securities, and (c) enter into interest rate swaps, total return swaps on fixed income indices, and default swaps.

         The Common Stock, Balanced, Mid Cap Growth, Small Company, Growth Index, Flex Cap Opportunity, and World Funds may (a) purchase and sell exchange traded and OTC put and call options on equity securities and indices of equity securities, (b) purchase and sell futures contracts on indices of equity securities, and (c) other securities, such as exchange-traded funds, which replicate the performance of specific "baskets" of stocks.


         Each of these Funds may utilize options and futures contracts to manage its exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge a Fund's investments against price fluctuations. Other strategies, including buying futures contracts, writing puts and calls, and buying calls, tend to increase market exposure.

         The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase a Fund's return. While the use of these instruments by a Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If the Advisor applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower a Fund's return. Certain strategies limit a Fund's possibilities to realize gains as well as limiting its exposure to losses. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, a Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions and these transactions could significantly increase the Fund's turnover rate.

         No Fund may purchase or sell derivative instruments if, as a result, the aggregate initial margin and options premiums required to establish these positions exceed 5% of the total assets of such Fund.

         Purchasing Put Options. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, and indexes of securities prices. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. A Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exists. If the option is allowed to expire, the Fund will lose the entire premium it paid. If a Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If a Fund exercises an option on an index, settlement is in cash and does not involve the actual sale of securities. If an option is American Style, it may be exercised on any day up to its expiration date. A European style option may be exercised only on its expiration date.

         The buyer of a typical put option can expect to realize a gain if the price of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

         The Funds may purchase put options, but will not sell, or write, put options on individual securities, except to close out put options previously purchased.

         Selling (Writing) Call Options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if the underlying security price does not rise sufficiently to offset the cost of the option. The Funds will not purchase call options on individual securities, except to close out call options previously sold, but may sell, or write, call options on individual securities.

         Writing a call option obligates a Fund to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

         The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark-to-market payments of variation margin as the position becomes unprofitable.

         Options on Indices. Each Fund that is permitted to enter into options transactions may purchase and sell (write) put and call options on any securities index based on securities in which the Fund may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because the Fund's investments generally will not match the composition of an index.

         For a number of reasons, a liquid market may not exist and thus a Fund may not be able to close out an option position that it has previously entered into. When a Fund purchases an OTC option, it will be relying on its counterparty to perform its obligations, and a Fund may incur additional losses if the counterparty is unable to perform.

         Futures Contracts. When a Fund purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date or to make a cash payment based on the value of a securities index. When a Fund sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date or to receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when a Fund enters into the contract. Futures can be held until their delivery dates or the position can be (and normally is) closed out before then. There is no assurance, however, that a liquid market will exist when a Fund wishes to close out a particular position.

         When a Fund purchases a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the value of the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument has been sold.

         The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, when a Fund buys or sells a futures contract it will be required to deposit "initial margin" with its custodian in a segregated account in the name of its futures broker, known as a futures commission merchant ("FCM"). Initial margin deposits are typically equal to a small percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments equal to the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. A Fund may be obligated to make payments of variation margin at a time when it is disadvantageous to do so. Furthermore, it may not always be possible for a Fund to close out its futures positions. Until it closes out a futures position, a Fund will be obligated to continue to pay variation margin. Initial and variation margin payments do not constitute purchasing on margin for purposes of the Fund's investment restrictions. In the event of the bankruptcy of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by FCM's other customers, potentially resulting in losses to the Fund.

         Each Fund will segregate liquid assets in connection with its use of options and futures to the extent required by the staff of the Securities and Exchange Commission. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

         Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match a Fund's current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

         Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation also may result from differing levels of demand in the options and futures markets and the securities markets, structural differences in how options and futures and securities are traded, or imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

         Liquidity of Options and Futures Contracts. There is no assurance a liquid market will exist for any particular options or futures contract at any particular time, even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit on a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Fund's access to other assets held to cover its options or futures positions also could be impaired.

         Swaps. Swaps are privately negotiated over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a particular "notional amount". Swaps may involve an interest rate (fixed or floating), a commodity price index, and a security, securities index or a combination thereof. A great deal of flexibility is possible in the way the products may be structured, with the effect being that the parties may have exchanged amounts equal to the return on one rate, index or group of securities for another. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate, and the other makes payments equivalent to a specified interest rate index. A Fixed-Income Fund may engage in simple or more complex swap transactions involving a wide variety of underlying instruments or rates. The Funds will enter into swaps only within the internal limitations specified below.

         Swaps are credit-intensive products. A Fund that enters into a swap transaction bears the risk of default (i.e., nonpayment) by the other party to the swap. The internal limitation below which deals with counterparty risk is intended to reduce this risk to the extent reasonably practicable, but it cannot eliminate entirely the risk that a counterparty to a swap, or another OTC derivative, will default. Consistent with current market practices, a Fund will generally enter into swap transactions on a net basis, and all swap transactions with the same party will be documented under a single master agreement to provide for a net payment upon default. In addition, a Fund's obligations under an agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued, but unpaid, net amounts owed to the other party to a master agreement will be covered by the maintenance of a segregated account consisting of cash or liquid securities.

         Interest rate and total return swaps generally do not involve the delivery of securities, other underlying assets, or principal. In such case, if the other party to an interest rate or total return swap defaults, a Fund's risk of loss will consist of the payments that a Fund is contractually entitled to receive from the other party. If there is a default by the other party, a Fund may have contractual remedies under the agreements related to the transaction.

         Internal Limitations. Each of the Funds will observe the following internal limitations with respect to the use of options and futures contracts:

         1. No Fund may hold more than 5% of its total assets in the aggregate in options on individual securities, options on securities indices, and futures contracts, except that the Growth Index Fund may hold up to 20% of its assets in stock index options and futures.

         2. The Funds will buy options on individual securities only to hedge underlying securities which are owned by the Fund, or to close out transactions in options written.

         3. The Funds will sell options on individual securities only to generate additional income on securities which are owned by the Fund, or to close out transactions in options purchased.

         4. The Funds will sell options on securities indices or futures on securities indices only to hedge portfolio risks, or to close out positions in such index options or futures that had previously been purchased. As such, a Fund shall not sell such index options or futures with aggregate notional amounts in excess of that Fund's exposure to the market or sector covered by such index option or future.

         5. The Funds will purchase options on securities indices or futures on securities indices only in anticipation of buying securities related to the index, or to close out positions in such index options or futures that the Fund had previously sold. In purchasing such index options or futures, it must set aside cash or short-term money market investments so as to ensure that the purchase of such index options or futures does not result in leveraging the Fund's portfolio.

         6. The Funds will enter into interest rate swap transactions and total return swaps on fixed income indices only in circumstances in which there is no leveraging of credit risk in the portfolio, or in which significant diversification or reduction of credit risk results.

         7. The Funds will enter into default swaps on fixed income securities only for the purpose of hedging credit risk on securities owned by the Fund, and will not take on additional credit risk through the use of default swaps.

         8. When entering into swap agreements, a Fund will segregate cash or appropriate liquid securities in an amount equal to its obligations under swap agreements; when an agreement provides for netting of the payments by the two parties, the Fund will segregate only the amount of its net obligation, if any.

         9. When transacting in OTC derivatives involving counterparty risk, the Funds will deal only with counterparties which meet appropriate credit guidelines, and will limit exposure to any counterparty such that the sum of the value of all portfolio securities held by the Fund of which the issuer is the counterparty or an affiliate of the counterparty, plus the exposure to the counterparty in respect of the OTC options, does not exceed 5% of the total assets of the Fund.

         Position Limits. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, a Fund or the Advisor may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

         Asset Coverage for Futures Contracts and Options. Although none of the Funds will be a commodity pool, certain derivatives subject the Funds to the rules of the Commodity Futures Trading Commission which limit the extent to which a Fund can invest in such derivatives. These rules permit mutual funds to invest in futures contracts and options with respect thereto for hedging purposes without limit. However, mutual funds may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation to initial margin deposits and option premiums. In addition, the Funds will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

         Additional Risk Factors of OTC Transactions. Derivatives traded in OTC markets, including swaps and OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for the Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. Because Derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the Fund has unrealized gains in such instruments or has deposited collateral with its counterparty the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations.


        Considerations and Risks Applicable to the Fixed-Income Funds. The High Yield Fund may invest wiithout limitation, each of the Bond Fund and the fixed income portion of the Balanced Fund may invest up to 20% of its total assets, and each of the New York Fund and the Tax-Free Income Fund may invest up to 5% of its total assets, in debt securities which are rated below "investment grade", i.e., lower than "Baa" by Moody's Investors Service, Inc. ("Moody's") or lower than "BBB" by Standard & Poor's Ratings Services ("Standard & Poor's") or which, in the Advisor's judgment, possess similar credit characteristics. See Appendix A - "Description of Bond Ratings" for additional information regarding ratings of debt securities. The Advisor considers the ratings assigned by Standard & Poor's or Moody's as one of several factors in its independent credit analysis of issuers. Such securities are considered by Standard & Poor's and Moody's to have varying degrees of speculative characteristics. Consequently, although securities rated below investment grade can be expected to provide higher yields, such securities may be subject to greater market price fluctuations and risk of loss of principal than lower yielding, higher rated debt securities. For Funds other than the High Yield Fund, investments in such securities will be made only when in the judgment of the Advisor, such securities provide attractive total return potential relative to the risk of such securities, as compared to higher quality debt securities. These Funds do not intend to purchase debt securities that are in default or which the Advisor believes will be in default. The risks of below-investment grade securities are described further in the Prospectus under "Details About the Funds' Investment Objectives, Principal Investment Strategies and Related Risks - General Information Relevant to the Investment Practices of the Funds, and Associated Risks - Information Relevant to the Fixed Income Funds - Risks of Lower Quality Bonds" on pages 27-31 .


         When Issued Purchases. The High Yield, Bond, New York, Pennsylvania, Tax-Free Income, Government Securities and Short Maturity Government Funds and the bond portion of the Balanced Fund may purchase bonds on a when issued or delayed-delivery basis. Delivery of and payment for these bonds could take place a month or more after the date of the transaction. During this time, the value of the purchase commitment will fluctuate with the market for these bonds. However, when a Fund makes a commitment to purchase the bonds, the payment and interest terms of these issues are fixed. A Fund will make these commitments only with the intention of acquiring the bonds, but may sell those bonds before settlement date if Sentinel Advisors or Evergreen Investment Management Company ("Evergreen"), the subadvisor to the High Yield Fund, believes that would benefit shareholders. When a Fund purchases bonds on a when issued or delayed-delivery basis, it will provide its custodian with enough cash or short-term investments to pay the purchase price of these bonds upon delivery. This policy ensures that when issued or delayed-delivery purchases will not be used as a form of borrowing to make investments.


        Tax-Exempt Obligations. The Tax-Free Income Fund, the New York Fund and the Pennyslvania Fund (collectively, the "Tax-Exempt Funds") may invest in municipal obligations that constitute "private activity bonds" under the Internal Revenue Code of 1986, as amended (the "Code") which may subject certain investors to a federal alternative minimum tax ("AMT"). The provisions of the Code relating to private activity bonds generally apply to bonds issued after August 15, 1986, with certain transitional rule exemptions. Private activity bonds are eligible for purchase by the Tax-Exempt Funds provided that the interest paid thereon qualifies as exempt from federal income taxes (and in the case of the New York and Pennsylvania Funds, New York State and City, and Pennsylvania, personal income taxes, respectively). It is the position of the SEC and the Funds that municipal obligations that generate income subject to the AMT should not be counted as tax-exempt for the purpose of determining whether 80% of a Fund's net assets are invested in tax-exempt obligations.


        Tax-exempt obligations held by the Tax-Exempt Funds generally will consist of investment grade municipal obligations with maturities of longer than one year. Long-term obligations normally are subject to greater market fluctuations as a result of changes in interest rates and market conditions than are short-term obligations. The two principal classifications of municipal obligations which may be held by the Tax-Exempt Funds are "general obligation" bonds and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power in support of the payment of principal and interest. Revenue bonds are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Tax-exempt private activity bonds (including industrial development bonds) are in most cases revenue bonds and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds usually is related directly to the credit standing of the corporate user of the facility involved. In addition, the Tax-Exempt Funds may invest in short-term municipal obligations (commonly referred to as municipal notes). Municipal notes often are used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include variable and floating rate demand obligations, tax anticipation notes, revenue anticipation notes, construction loan notes and bond anticipation notes.

        The Pennsylvania Fund will attempt to invest 100% of its assets in Pennsylvania obligations, and the New York Fund will attempt to invest 100% of its assets in New York obligations. As a matter of fundamental policy, the Pennsylvania and New York Funds, under normal market conditions, will invest at least 80% of their net assets in tax-exempt Pennsylvania obligations or New York obligations, respectively, in each case which are rated within the top four rating categories by a nationally recognized statistical rating organization or, if not rated, which, in the opinion of the Advisor, possess equivalent investment characteristics. The fourth grade is considered medium-grade and has speculative characteristics. The Pennsylvania Fund may invest up to 25% of its assets in securities rated at this fourth grade, and the New York Fund may invest without limitation in securities rated at this fourth grade. These bond ratings are described in Appendix A.

        During temporary defensive periods when, in the Advisor's opinion, suitable Pennsylvania or New York obligations are unavailable, or the Advisor anticipates an increase in interest rates, the Pennsylvania and New York Funds may invest not more than 20% of their assets in obligations, the interest on which is exempt only from federal income taxes (such as obligations issued by states other than Pennsylvania or New York, respectively) or is exempt only from Pennsylvania or New York personal income taxes, respectively (such as obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities). Moreover, under such conditions, all three Tax-Exempt Funds may make temporary investments in high-quality obligations, the interest on which is not exempt from either federal or any state personal income taxes. Such investments will consist of debt securities (including commercial paper) of issuers having, at the time of purchase, a quality rating within the two highest categories of either Standard & Poor's or Moody's, certificates of deposit, banker's acceptances, or repurchase agreements.

        Variable or Floating Rate Notes. The Tax-Exempt Funds may invest in variable or floating rate demand obligations, which are securities that provide for adjustment in their interest rates at intervals ranging from daily to up to one year based upon prevailing market rates for similar investments and an adjustment formula that is intended to maintain the market value of the security at par. These obligations normally have a stated maturity in excess of one year but permit the holder to demand repayment of principal plus payment of accrued interest at any time upon a specified number of days' notice. The Tax-Exempt Funds will have the right to receive repayment of principal and payment of accrued interest within seven days. Some notes may be rated by credit rating agencies but unrated notes purchased by the Funds, in the Advisor's opinion, will be of comparable quality at the time of purchase to instruments that are rated as high quality. Where necessary to ensure that an unrated note is of high quality, the Funds will require that the issuer's obligation to pay the principal of the note be backed by an unconditional domestic or foreign bank letter or line of credit, guarantee or commitment to lend. In such a case, the quality of the bank will be looked to for purposes of satisfying the Funds' quality standards. In addition, the Advisor will consider that foreign banks are not subject to the same regulations as are domestic banks and may be involved in different business activities and have different risks. Although there may be no active secondary market for a particular instrument, the Funds may, upon notice, exercise a note's demand feature or resell the note at any time to a third party. If a significant portion of a Fund's assets were invested in notes of a single issuer, however, the issuer's ability to meet the demand feature could affect that Fund's liquidity. Included in the variable and floating rate demand instruments that the Tax-Exempt Funds may purchase are participations in municipal obligations purchased from and owned by financial institutions, primarily banks, the interest on which, in the opinion of counsel to the issuer, is exempt from federal income taxes and in the case of the New York and Pennsylvania Funds, New York State and City, and Pennsylvania, personal income taxes, respectively. In determining average weighted portfolio maturity, an instrument will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period.

        Municipal Bond Insurance. Certain of the municipal obligations held in the portfolios of the Tax-Exempt Funds may be insured. Different types of such insurance include a "New Issue Insurance Policy", a "Mutual Fund Insurance Policy" or a "Secondary Market Insurance Policy".

        A New Issue Insurance Policy is obtained by the issuer of the securities, and all premiums for such a policy are paid in advance by the issuer. Such policies are generally used by an issuer to increase the credit rating of a lower-rated security, and therefore may increase both the purchase price and the subsequent resale value of a security for a Fund's portfolio. They are non-cancellable and continue in force as long as the securities are outstanding and the respective insurers remain in business. Premiums for issuer insurance are paid in advance by the issuer and are reflected in a somewhat higher purchase price paid by the Tax-Exempt Funds for these obligations. The creditworthiness of the issuer will be evaluated in order to determine its ability to meet its obligations to pay interest and repay principal. The insurance covers the event that the issuer defaults on an interest payment or principal repayment; if this occurs, the insurer will be notified and will make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. These insurance policies do not protect bondholders from adverse changes in interest rates.

        A Mutual Fund Insurance Policy is used to guarantee specific bonds only while owned by a mutual fund. If a Fund were to purchase such a policy, payment of the annual premiums would reduce such Fund's current yield. The Tax-Exempt Funds have no plans to purchase a Mutual Fund Insurance Policy at this time.

        A Secondary Market Insurance Policy is purchased by an investor subsequent to a security's issuance and generally insures a particular security for the remainder of its term. The Tax-Exempt Funds may purchase securities which already have been insured under a Secondary Market Insurance Policy by a prior investor, or such Funds may purchase such a policy from a vendor providing such a service.

        Other Matters Specific to the New York Fund. The New York Fund is a non-diversified series of the Company under the Investment Company Act of 1940, as amended (the "1940 Act"). Therefore, the New York Fund could invest all of its assets in securities of a single issuer. However, as the Fund intends to comply with Subchapter M of the Code, at least 50% of its total assets must be comprised of individual issues, each of which represents no more than 5% of such Fund's total assets and not more than 10% of the issuer's outstanding voting securities. Those issues which represent more than 5% of the New York Fund's total assets must be limited in the aggregate to 50% of such Fund's total assets, provided, however, that no more than 25% of the Fund's total assets may be invested in any one issuer. For these purposes, a security is considered to be issued by the governmental entity (or entities) whose assets or revenues back the security, or with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, a security is considered to be issued by such non-governmental user. In accordance with SEC regulations, the guarantor of a guaranteed security may be considered to be an issuer in connection with such guarantee. Since investment return on a non-diversified portfolio typically is dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio, the New York Fund is more susceptible to economic, political and regulatory developments and the change in value of any one security will affect the overall value of a non-diversified portfolio and thereby subject its net asset value per share to greater fluctuations.


        Because under normal conditions the New York Fund invests at least 80% of its assets in New York obligations, its net asset value is particularly sensitive to changes in the economic conditions and governmental policies of the State of New York. It is expected that the destruction of the World Trade Center will have a substantial impact on a number of sectors of the New York economy, including finance, insurance, real estate and tourism. Reduced economic activity is expected to lower corporate profits, increase job losses and reduce consumer spending. In the long term, the most significant risk is the possible loss of financial sector firms and related businesses to other states. These developments would result in, among other things, reduced personal income tax and sales tax receipts and other business tax revenues for New York City and New York State and would negatively affect real property values. The Advisor does not believe that the current economic conditions in New York will have a significant adverse effect on the Fund's ability to invest in high quality New York municipal bonds. See Appendix B - "Economic Conditions in New York" for additional information regarding these factors.

        A portfolio turnover rate of 100% or higher will result in higher transaction costs, which must be borne directly by the New York Fund and ultimately by its shareholders. High portfolio turnover may result in the realization of substantial net capital gains, and possibly taxable interest income, representing accrued market discount. To the extent net short-term capital gains are realized, any distributions of such gains are considered ordinary income for federal income tax purposes.


        Other Matters Specific to the Pennsylvania Fund. The Pennsylvania Fund is registered as a non-diversified, open-end investment company under the 1940 Act. Therefore, the Pennsylvania Fund could invest all of its assets in securities of a single issuer. However, as the Pennsylvania Fund also intends to comply with Subchapter M of the Code, it must observe the same diversification restrictions set forth in the preceding section for the New York Fund. Since investment return on a non-diversified portfolio typically is dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio, the Pennsylvania Fund is also more susceptible to economic, political and regulatory developments, and the change in value of any one security will affect the overall value of a non-diversified portfolio and thereby subject the Pennsylvania Fund's net asset value per share to greater fluctuations.

        Because the Pennsylvania Fund invests at least 80% of its assets in Pennsylvania obligations, its net asset value is particularly sensitive to changes in the economic conditions and governmental policies of the Commonwealth of Pennsylvania. See Appendix C - "Economic Conditions in Pennsylvania" for additional information regarding these factors.

        The Pennsylvania Fund's portfolio turnover rate generally will not exceed 100%. A portfolio turnover rate of 100% or higher will result in higher transaction costs, which must be borne directly by the Pennsylvania Fund and ultimately by its shareholders. High portfolio turnover may result in the realization of substantial net capital gains, and possibly taxable interest income, representing accrued market discount. To the extent net short-term capital gains are realized, any distributions of such gains are considered ordinary income for federal income tax purposes.

        In addition, the Pennsylvania Fund does not intend to (i) invest in securities secured by real estate or interests therein or issued by companies or investment trusts which invest in real estate or interests therein, or (ii) invest in securities issued by companies which, together with any predecessor, have been in continuous operation for fewer than three years. The Pennsylvania Fund would seek to notify shareholders before changing any of these policies.

Considerations Applicable to the Flex Cap Opportunity Fund
----------------------------------------------------------

         Cash Position. In order to afford the Flex Cap Opportunity Fund the flexibility to take advantage of new opportunities for investments in accordance with its investment objective or to meet redemptions, it may, under normal circumstances, hold up to 15% of its total assets in money market instruments including, but not limited to, certificates of deposit, time deposits and bankers' acceptances issued by domestic bank and thrift institutions, U.S. Government securities, commercial paper and repurchase agreements. When the analysis of economic and technical market factors by the subadvisor, Fred Alger Management, Inc. ("Alger") suggests that common stock prices will decline sufficiently that a temporary defensive position is deemed advisable, the Fund may invest in high-grade senior securities or U.S. Government securities or retain cash or cash equivalents, all without limitation.

         Small Capitalization Investments. Certain companies in which the Flex Cap Opportunity Fund will invest may still be in the developmental stage, may be older companies that appear to be entering a new stage of growth progress owing to factors such as management changes or development of new technology, products or markets or may be companies providing products or services with a high unit volume growth rate. Investing in smaller, newer issuers generally involves greater risk than investing in larger, more established issuers. Such companies may have limited product lines, markets or financial resources and may lack management depth. Their securities may have limited marketability, and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.


         Repurchase Agreements. Like the other Funds, the Flex Cap Opportunity Fund may invest in repurchase agreements. Repurchase agreements the Fund will enter into will usually be for periods of one week or less, and the value of the underlying securities, including accrued interest, will be at least equal at all times to the total amount of the repurchase obligation, including interest. The Fund bears the same risk of loss in the event that the other party to a repurchase agreement declares bankruptcy or defaults on its obligations that is discussed on page 3 of this Statement of Additional Information. Alger reviews the creditworthiness of the banks and dealers with which the Fund enters into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level.


         Warrants and Rights. The Flex Cap Opportunity Fund may invest in securities convertible into or exchangeable for equity securities including warrants and rights. A warrant is a type of security that entitles the holder to buy a proportionate amount of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks. Warrants are freely transferable and are traded on the major securities exchanges.

         Portfolio Depositary Receipts. To the extent otherwise consistent with its investment policies and applicable law, the Flex Cap Opportunity Fund may invest up to 5% of its total assets in Portfolio Depositary Receipts, which are exchange-traded shares issued by investment companies, typically unit investment trusts, holding portfolios of common stocks designed to replicate and, therefore, track the performance of various broad securities indexes or sectors of such indexes. For example, the Fund may invest in Standard & Poor's Depositary Receipts(R) (SPDRs), issued by a unit investment trust whose portfolio tracks the S&P 500 Composite Stock Price Index, or Standard & Poor's MidCap 400 Depositary Receipts(R) (MidCap SPDRs), similarly linked to the S&P MidCap 400 Index.

         Foreign Securities. The Flex Cap Opportunity Fund may invest up to 20% of the value of its total assets in foreign securities (not including American Depositary Receipts ("ADRs"), American Depositary Shares ("ADSs") or U.S. dollar denominated securities of foreign issuers). Foreign securities investments may be affected by changes in currency, rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealings between nations. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes that may decrease the net return on these investments as compared to dividends paid to the Fund by domestic corporations. There may be less publicly available information about foreign issuers than about domestic issuers, and foreign issuers are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those of domestic issuers. Securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers and foreign brokerage commissions are generally higher than commissions in the United States. Foreign securities markets may also be less liquid, more volatile and subject to less government supervision than those in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations. Securities purchased on foreign exchanges may be held in custody by a foreign bank or a foreign branch of a domestic bank.

         The Flex Cap Opportunity Fund may purchase ADRs, ADSs or U.S. dollar-denominated securities of foreign issuers which are not subject to the 20% foreign securities limitation. ADRs and ADSs are traded in U.S. securities markets and represent the securities of foreign issuers. While ADRs and ADSs may not necessarily be denominated in the same currency as the foreign securities they represent, many of the risks associated with foreign securities may also apply to ADRs and ADSs.

         Borrowing. The Flex Cap Opportunity Fund may borrow money from banks and use it to purchase additional securities. This borrowing is known as leveraging. Leveraging increases both investment opportunity and investment risk. If the investment gains on securities purchased with borrowed money exceed the cost of borrowing, including interest paid on the borrowing, the net asset value of the Flex Cap Opportunity Fund's shares will rise faster than would otherwise be the case. On the other hand, if the investment gains fail to cover the cost (including interest) of borrowings, or if there are losses, the net asset value of the Flex Cap Opportunity Fund's shares will decrease faster than would otherwise be the case. The Flex Cap Opportunity Fund may also borrow from banks for temporary or emergency purposes. The Fund is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If such asset coverage should decline below 300% as a result of market fluctuations or other reasons, the Flex Cap Opportunity Fund may be required to sell some of its portfolio holdings within three business days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

Considerations and Risks Applicable to the World Fund
-----------------------------------------------------

        Foreign Currency Transactions. The value of the assets of the World Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies.

        The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through the use of forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation by the Fund to purchase or sell a specific amount of currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirements, and no commissions are charged at any stage for trades. Neither type of foreign currency transaction will eliminate fluctuations in the prices of the Fund's portfolio securities or prevent loss if the prices of such securities should decline.

        The World Fund may enter into forward foreign currency exchange contracts only under two circumstances. First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. The Fund will then enter into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying securities transactions; in this manner the Fund will be better able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the securities are purchased or sold and the date on which payment is made or received.

        Second, when the Advisor or INVESCO Global Asset Management (N.A.), Inc., the World Fund's subadvisor ("INVESCO") believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved generally will not be possible since the future value of those securities may change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The Advisor does not intend to enter into such forward contracts under this second circumstance on a regular or continuous basis. The Fund will not enter into such forward contracts or maintain a net exposure to such contracts when the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency. The Advisor believes that it is important to have the flexibility to enter into such forward contracts when it determines that to do so is in the best interest of the Fund. The Fund's custodian bank segregates cash or equity or debt securities in an amount not less than the value of the Fund's total assets committed to forward foreign currency exchange contracts entered into under the second circumstance. If the value of the securities segregated declines, additional cash or securities are added so that the segregated amount is not less than the amount of the Fund's commitments with respect to such contracts. Under normal circumstances, the Fund expects that any appreciation (depreciation) on such forward exchange contracts will be offset approximately by the (depreciation) appreciation in translation of the underlying foreign investment arising from fluctuations in foreign currency exchange rates.

        The Fund will experience the unrealized appreciation or depreciation from the fluctuation in a foreign currency forward contract as an increase or decrease in the Fund's net assets on a daily basis, thereby providing an appropriate measure of the Fund's financial position and changes in financial position.

Foreign Securities for Funds other than the World Fund
------------------------------------------------------

        Before foreign securities are purchased for Funds other than the World Fund, the differences between them and U.S. securities are considered. This includes possible differences in taxation, regulation, trading volume and currency controls, the possibility of expropriation and lack of uniform accounting and reporting standards. While there may be investment opportunities in foreign securities, there also may be investment risks not usually associated with U.S. securities.

                            INVESTMENT RESTRICTIONS

        The Company. Certain By-Laws of the Company, which may be changed only by a shareholder vote, prohibit the purchase by any Fund other than the Flex Cap Opportunity Fund of the securities of any company not in operation continuously for at least three years (including any predecessor company) and, except for U.S. Government Securities and obligations of the government of Canada, forbid the purchase of the securities of any one issuer, if the market value of such securities exceeds 5% of the total market value of all of the Company's securities and cash.

        The Company's Board of Directors has also adopted a policy under which each of the Common Stock Fund, Balanced Fund, Mid Cap Growth Fund and Bond Fund cannot purchase securities of any one issuer if the market value of such securities exceeds 5% of the total market value of each such Fund's securities and cash.

        It is also a fundamental policy of the Company and the Pennsylvania Fund that they may not borrow money, except as otherwise described above for the Flex Cap Opportunity Fund and except, for all Funds, from banks in an amount up to 5% of a Fund's total assets for temporary or emergency purposes or to meet redemption requests which might otherwise require the untimely disposition of securities, and it may not purchase securities on margin. Also, the Company may not lend its cash or securities, may not deal in real estate, may not act as underwriter of securities issued by others, and may not purchase from or sell to any officer, director or employee of the Company, the Advisor, a subadvisor or underwriter, or any of their officers or directors, any securities other than shares of the Company's capital stock. None of the Funds may invest in oil, gas or other mineral exploration or development programs or leases. None of the Funds, except for the Flex Cap Opportunity Fund, are able to invest more than 5% of its net assets in warrants valued at the lower of cost or market, or more than 2% of its net assets in warrants which are not listed on either the New York Stock Exchange or the American Stock Exchange.


        The Company's By-Laws also prohibit the purchase or retention of the securities of any one issuer if officers and directors of the Company, its Advisor or underwriter owning individually more than 0.5% of the securities of such issuer together own more than 5% of the securities of such issuer.


        The Company may not purchase more than 10% of the voting securities of any issuer. The Company may not invest in companies for purposes of exercising control or management and, except to the extent described above for the Flex Cap Opportunity Fund, the High Yield Bond Fund and the Bond Fund, may not invest in any securities of any issuer which the Company is restricted from selling to the public without registration under the Securities Act. It also may not purchase for any Fund securities of any issuer beyond a market value of 5% of such Fund's net assets, except for the Growth Index Fund and the Flex Cap Opportunity Fund, and may not invest in securities which are not readily marketable, except to the extent described above for the High Yield Bond Fund and the Flex Cap Opportunity Fund. The Company may not make short sales of securities, except to the extent described above for the Flex Cap Opportunity Fund.

        Although not a fundamental policy, so long as the Common Stock Fund is used as the underlying investment vehicle for a National Life separate account, it is the view of management that its investment policies will be affected by insurance laws of certain states, principally New York, which, among other things, may limit most of the Common Stock Fund's investment in common stocks to the common stocks of listed companies meeting certain earnings tests. These essentially are qualitative limitations imposed upon the investments of life insurance companies in order to reduce the risk of loss.


         It is a nonfundamental policy of Small Company Fund that it will not change its policy of investing, under normal circumstances, at least 80% of its assets in small companies, unless the Fund provides its shareholders with 60 days prior written notice of such change.

         It is a nonfundamental policy of Mid Cap Growth Fund that it will not change its policy of investing, under normal circumstances, at least 80% of its assets in mid cap companies, unless the Fund provides its shareholders with 60 days prior written notice of such change.

         It is a nonfundamental policy of Common Stock Fund that it will not change its policy of investing, under normal circumstances, at least 80% of its assets in common stock, unless the Fund provides its shareholders with 60 days prior written notice of such change.

         It is a nonfundamental policy of High Yield Fund that it will not change its policy of investing, under normal circumstances, at least 80% of its assets in high yield bonds, unless the Fund provides its shareholders with 60 days prior written notice of such change.

         It is a nonfundamental policy of Bond Fund that it will not change its policy of investing, under normal circumstances, at least 80% of its assets in bonds, unless the Fund provides its shareholders with 60 days prior written notice of such change.

         It is a nonfundamental policy of Government Securities Fund that it will not change its policy of investing, under normal circumstances, at least 80% of its assets in government securities, unless the Fund provides its shareholders with 60 days prior written notice of such change.

         It is a nonfundamental policy of Short Maturity Government Fund that it will not change its policy of investing, under normal circumstances, at least 80% of its assets in short maturity government securities, unless the Fund provides its shareholders with 60 days prior written notice of such change.

         It is a nonfundamental policy of the Money Market Fund that it will not change its policy of investing, under normal circumstances, at least 80% of its assets in U.S. Treasury securities, unless the Fund provides its shareholders with 60 days prior written notice of such change.


        Restrictions and policies established by resolution of the directors may be changed by the Board, with any material changes to be reported to shareholders. The securities of foreign companies or governments may be selected as being suitable for one or more of the Funds.

        The Pennsylvania Fund. The following investment limitations are applicable to the Pennsylvania Fund, and may not be changed without a vote of the Pennsylvania Fund's shareholders.

        The Pennsylvania Fund may not:

        1. Purchase or sell real estate, except that the Fund may invest in municipal obligations which are secured by real estate or interests therein.

        2. Make loans, except that the Fund may purchase or hold debt instruments and enter into repurchase agreements pursuant to its investment objective and policies.

        3. Underwrite the securities of other issuers, except to the extent that the acquisition or disposition of municipal obligations or other securities directly from the issuer thereof in accordance with the Fund's investment objective and policies might be deemed to be an underwriting.

        4. Purchase securities of companies for the purpose of exercising control.

        5. Acquire any other investment company or investment company security, except in connection with a merger, consolidation, reorganization or acquisition of assets.

        6. Purchase securities on margin, make short sales of securities or maintain a short position, provided that the Fund may enter into futures contracts.

        7. Issue senior securities except insofar as borrowing in accordance with the Fund's investment objective and policies might be considered to result in the issuance of a senior security; provided that the Fund may enter into futures contracts.

        8. Invest in or sell interests in oil, gas or other mineral exploration development programs.

        9. Invest in private activity bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operations.

        The above investment limitations are considered at the time that portfolio securities are purchased.

        If a percentage restriction is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of the restriction.

        In order to permit the sale of Pennsylvania Fund shares in certain states, the Pennsylvania Fund may make commitments more restrictive than the investment policies and limitations described above. Should the Pennsylvania Fund determine that any such commitment is no longer in the best interests of the Fund, it will revoke the commitment by terminating sales of its shares in the state involved.

                            MANAGEMENT OF THE FUNDS


        Management is made up of (i) the Company's Board of Directors and the Pennsylvania Fund's Board of Trustees (together, the "Boards"), which consist of the same twelve individuals (the "Director/Trustees") and which are responsible for the Funds' operations; (ii) the officers of the Company and the Pennsylvania Funds, who are responsible to the Boards; and (iii) the Advisor which, under agreements with the Company and the Pennsylvania Fund, supervises and assists in the management of the Funds and the purchase and sale of securities. In addition, the Advisor has retained the services of INVESCO with respect to the World Fund, Evergreen with respect to the High Yield Fund, and Alger with respect to the Flex Cap Opportunity Fund. See the "The Investment Advisor", below.

       Biographical Information. Certain biographical and other information relating to the non-interested Directors/Trustees of the Funds is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of funds advised by the Advisor and its affiliates and other public directorships.



                                                    Term of Office*
                                Position(s) Held     and Length of      Principal Occupation(s)         Number of         Public
Name, Address and Age           with the Funds       Time Served        During Past Five Years      Funds Overseen   Directorships
---------------------------  ---------------------  ------------------  -------------------------   ---------------  --------------
Richard J. Borda  (70)           Director/Trustee  Director/Trustee    National Life - Former Vice    2 registered
P.O. Box 6091                                      since 1985          Chairman of the Board, 1985    investment
Carmel, California  93923                                              to 1990, Director, 1975 to     companies
                                                                       1991; The Monterey Institute   consisting of
                                                                       for International Studies -    15 portfolios
                                                                       Vice Chairman, Director and
                                                                       Trustee, 1991 to present

Dr. Kalman J. Cohen (71)         Director/Trustee  Director/Trustee    Distinguished Bank Research    2 registered
2312 Honeysuckle Court                             since 1973          Professor Emeritus, The        investment
Chapel Hill, North Carolina                                            Fuqua School of Business,      companies
27514-1711                                                             Duke University, 1993 to       consisting of
                                                                       present                        15 portfolios



                                      19

                                                    Term of Office*
                                Position(s) Held     and Length of      Principal Occupation(s)         Number of         Public
Name, Address and Age           with the Funds       Time Served        During Past Five Years      Funds Overseen   Directorships
---------------------------  ---------------------  ------------------  -------------------------   ---------------  --------------

John D. Feerick (65)             Director/Trustee  Director/Trustee    Fordham University School of   2 registered   Wyeth -
140 West 62nd Street                               since 1984          Law - Dean, 1982 to present;   investment     Director, 1987
New York, New York 10023                                               Trustee - New York Medical     companies      to present
                                                                       College, 2000 to present;      consisting of
                                                                       GHI - Director, 1999 to        15 portfolios
                                                                       present; American
                                                                       Arbitration Association -
                                                                       Former Director and
                                                                       Chair

Richard I. Johannesen, Jr.       Director/Trustee  Director/Trustee    Retired; Former Vice           2 registered
(67)                                               since 1994          President and Manager - Bond   investment
87 Whitney Lane                                                        Market Research Department,    companies
Stowe, Vermont  05672                                                  Salomon Brothers Inc.          consisting of
                                                                                                      15 portfolios

Robert B. Mathias (71)           Director/Trustee  Director/Trustee    Sports Consultant; formerly    2 registered
7469 East Pine Avenue                              since 1993          Executive Director -           investment
Fresno, California  93727                                              National Fitness Foundation;   companies
                                                                       former U.S. Congressman        consisting of
                                                                                                      15 portfolios

Keniston P. Merrill (65)         Director/Trustee  Director/Trustee    Retired; Former Chairman of    2 registered
Brainstorm Farm,                                   since 1987          the Board of the Company,      investment
P.O. Box 404                                                           1990 to 1997; Chairman of      companies
Randolph, Vermont 05060                                                the Board of the               consisting of
                                                                       Pennsylvania Fund, 1990 to     15 portfolios
                                                                       1997; Sentinel Advisors
                                                                       Company - Chairman and Chief
                                                                       Executive Officer, 1993 to
                                                                       1997; American Guaranty &
                                                                       Trust Company - Director,
                                                                       1993 to 1997

Deborah G. Miller (52)           Director/Trustee  Director/Trustee    Egenera - Chief Executive      2 registered
1117 Hamilton Avenue                               since 1995          Officer, 2002 to present; On   investment
Palo Alto, California  94301                                           Demand, Inc. - Chief           companies
                                                                       Executive Officer, 2001 to     consisting of
                                                                       2002; OPI - Chief Executive    15 portfolios
                                                                       Officer, 2001; Covia - Chief
                                                                       Executive Officer, 1999 to
                                                                       2001; Digital Equipment
                                                                       Corporation - Vice
                                                                       President-Americas Systems
                                                                       Business Unit, 1995 to 1998.

John Raisian, Ph.D. (52)         Director/Trustee  Director/Trustee    Director and Senior Fellow -   2 registered
Hoover Institution, Stanford                       since 1996          Hoover Institution (academic   investment
University                                                             institution), 1991 to          companies
Serra and Galvey Streets                                               present; Director, Stanford    consisting of
Stanford, California                                                   Faculty Club, 1994 to          15 portfolios
94305-6010                                                             present; Member of the
                                                                       Editorial Board, Journal of
                                                                       Labor Research, 1983 to
                                                                       present; Member, American
                                                                       Economic Association, World
                                                                       Affairs Council, Council of
                                                                       Foreign Relations, National
                                                                       Association of Scholars



                                      20

                                                    Term of Office*
                                Position(s) Held     and Length of      Principal Occupation(s)         Number of         Public
Name, Address and Age           with the Funds       Time Served        During Past Five Years      Funds Overseen   Directorships
---------------------------  ---------------------  ------------------  -------------------------   ---------------  --------------

Susan M. Sterne (56)**           Director/Trustee  Director/Trustee    Economic Analysis              2 registered
5 Glen Court                                       since 1990          Associates, Inc. - President   investment
Greenwich, Connecticut                                                 and Chief Economist, 1979 to   companies
06830-4505                                                             present                        consisting of
                                                                                                      15 portfolios

Angela E. Vallot (45)            Director/Trustee  Director/Trustee    Colgate-Palmolive Company -    2 registered
Colgate-Palmolive Company                          since 1996          Vice President - Global        investment
300 Park Avenue                                                        Workplace Initiatives, 2001    companies
New York, New York 10022                                               to present; Texaco, Inc.       consisting of
                                                                       (major oil company) -          15 portfolios
                                                                       Director of Stakeholder
                                                                       Relations, 1997 to 2001;
                                                                       Arent Fox Kintner Plotkin &
                                                                       Kahn (law firm) - Lawyer,
                                                                       1990 to 1997; Trustee,
                                                                       District of Columbia
                                                                       Retirement Board; Member of
                                                                       the Steering Committee of
                                                                       the NAACP Legal Defense Fund



________________________

* Each Director/Trustee serves until his or her successor is elected and qualified, until the March meeting of the Boards after such Director/Trustee attains age 72, or until his or her death, resignation, or removal as provided in the Funds' by-laws, charters or by statute.
** Ms. Sterne's son is married to the daughter of Mr. Grab, the Vice President of the Funds.

       Certain biographical and other information relating to the Directors/Trustees who are officers and "interested persons" of the Funds as defined in the Investment Company Act (the "interested persons") and to the other officers of the Funds is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of Funds overseen and public directorships held.


                                                 Term of Office                                         Number of
                            Position(s) Held      and Length of      Principal Occupation(s)              Funds           Public
Name, Address and Age        with the Funds       Time Served        During Past Five Years             Overseen      Directorships
-------------------------  --------------------  ---------------- ------------------------------------  ----------   --------------
Patrick E. Welch+ (55)        Chairman and       Chairman since     National Life - Chairman and Chief   2 registered    Banknorth
National Life Drive           Director/Trustee   1998+ and          Executive Officer, 1997 to present;  investment      Group, Inc.
Montpelier, Vermont  05604                       Director/Trustee   President, 2001 to present; LSW      companies
                                                 since 1998++       National Holdings, Inc. - Chairman   consisting of
                                                                    and Director; National Financial     15 portfolios
                                                                    Services, Inc. - President and
                                                                    Director; Administrative Services -
                                                                    Director - 1997 to present,
                                                                    National Life Investment Management
                                                                    Company, Inc. - Director - 1997 to
                                                                    present; Equity Services, Inc. -
                                                                    Director - 1997 to present; Sentinel
                                                                    Administrative Service Corporation -
                                                                    Director - 1997 to present;
                                                                    and National Retirement Plan
                                                                    Advisors, Inc. - Director - 1997 to
                                                                    present; Banknorth Group, NA -
                                                                    Director.



                                      21


                                                 Term of Office                                         Number of
                            Position(s) Held      and Length of      Principal Occupation(s)              Funds           Public
Name, Address and Age        with the Funds       Time Served        During Past Five Years             Overseen      Directorships
-------------------------  --------------------  ---------------- ------------------------------------  ----------   --------------

Joseph M. Rob (59)            President and      President since    Sentinel Management Company -        2 registered
National Life Drive           Director/Trustee   1990+ and          Chief Executive Officer, 1993 to     investment
Montpelier, Vermont  05604                       Director/Trustee   present; Sentinel Financial          companies
                                                 since 1996++       Services Company - Chief Executive   consisting of
                                                                    Officer, 1993 to present; Sentinel   15 portfolios
                                                                    Administrative Services Company -
                                                                    Chief Executive Officer, 1993 to
                                                                    present; ESI - Chairman, Chief
                                                                    Executive Officer, and Director,
                                                                    1985 to present, President, 1997
                                                                    to present; American Guaranty &
                                                                    Trust Company - Director, 1993 to
                                                                    present; LSW National Holdings,
                                                                    Inc. - Director, 1996 to present;
                                                                    Life Insurance Company of the
                                                                    Southwest - Director, 1996 to
                                                                    present

John M. Grab, Jr., C.P.A.     Vice President     Vice President     Sentinel Management Company -        2 registered
(55)                                             since 1988+        Senior Vice President, 1993 to       investment
National Life Drive                                                 present; Sentinel Administrative     companies
Montpelier, Vermont  05604                                          Service Company - Senior Vice        consisting of 15
                                                                    President, 1993 to present;          portfolios
                                                                    ESI - Senior Vice President
                                                                    and Chief Financial Officer,
                                                                    1988 to present; American
                                                                    Institute of Certified
                                                                    Public Accountants; The
                                                                    Vermont Society of Certified
                                                                    Public Accountants

Thomas P. Malone (46)         Vice President     Vice President     Sentinel Administrative Service      2 registered
National Life Drive           and Treasurer      since 1997 and     Company - Vice President, 1997 to    investment
Montpelier, Vermont  05604                       Treasurer since    present; Assistant Vice President,   companies
                                                 1997+              1990 to 1997; Sentinel Group         consisting of
                                                                    Funds, Inc. - Vice President &       15 portfolios
                                                                    Treasurer, 1997 to present;
                                                                    Assistant Vice President, 1990 to
                                                                    1997

D. Russell Morgan (46)        Secretary          Secretary since    National Life - Assistant General    2 registered
National Life Drive                              1988+              Counsel, 2001 to present; Senior     investment
Montpelier, Vermont  05604                                          Counsel, 2000 to 2001; Counsel,      companies
                                                                    1994 to 2000; ESI - Counsel,         consisting
                                                                    1986 to present; Sentinel Advisors   of 15
                                                                    Company - Sentinel Financial         portfolios
                                                                    Services Company - Sentinel
                                                                    Administrative Service Company -
                                                                    Counsel, 1993 to present


_______________________
+  Elected by and serves at the pleasure of the Boards of the Funds.
++ Each Director/Trustee serves until his or her successor is elected and qualified, until the March meeting of the Boards after he or she attains age 72, or until his or her death, resignation, or removal as provided in the Funds' by-laws, charters or by statute.

         The officers and Director/Trustees of the Funds who are employees of National Life, Provident, Penn Mutual, or their respective subsidiaries do not receive any compensation from the Funds. The Company pays to each director who is not an affiliate of the Advisor an annual fee of $18,000 plus $2,250 for each meeting of the Board of Directors attended by the director, and the Pennsylvania Fund pays to each such trustee an annual fee of $2,500 plus $200 for each meeting of the Board of Trustees attended by such trustee. The Company and the Pennsylvania Fund also reimburse Director/Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The aggregate amount paid, including expense reimbursements, by the Funds during the fiscal year ended November 30, 2001 to the officers and Director/Trustees of the Funds as a group was $371,180.

         The following table sets forth for the fiscal year ended November 30, 2001 compensation paid by the Company and by the Pennsylvania Fund to the non-interested Director/Trustees of the Funds:


                                                                               Pension or          Total
                                                       Aggregate               Retirement          Compensation
                                                       Compensation            Benefits            from Fund
Name of                         Aggregate              From                    Accrued as          and Sentinel
Director/                       Compensation           Pennsylvania            Part of Fund        Pennsylvania
Trustee                         from Company           Tax-Free Trust          Expense             Tax-Free Trust
---------                       --------------         ---------------         ------------        ---------------
Richard J. Borda                     $29,250               $3,500              None                $32,750
Kalman J. Cohen                      $29,250               $3,500              None                $32,750
John D. Feerick                      $29,250               $3,500              None                $32,750
Richard I. Johannesen                $29,250               $3,500              None                $32,750
Robert B. Mathias                    $29,250               $3,500              None                $32,750
Keniston P. Merrill                  $29,250               $3,500              None                $32,750
Deborah G. Miller                    $29,250               $3,500              None                $32,750
John Raisian                         $29,250               $3,500              None                $32,750
Susan M. Sterne                      $29,250               $3,500              None                $32,750
Angela E. Vallot                     $29,250               $3,500              None                $32,750


         Share Ownership. Information relating to each Director's/Trustee's share ownership in the Funds as of December 31, 2001 is set forth in the chart below. The dollar ranges are as follows:

A.       None
B.       $1 to $10,000
C.       $10,001 to $50,000
D.       $50,001 to $100,000
E.       over $100,000

         For purposes of the chart below, the Funds are designated as follows
CS     -   Common Stock Fund                  BD    -    Bond Fund
BL     -   Balanced Fund                      GS    -    Government Securities Fund
MC     -   Mid Cap Growth Fund                SM    -    Short Maturity Government Fund
SC     -   Small Company Fund                 MM    -    U.S. Treasury Money Market Fund
GI     -   Growth Index Fund                  TF    -    Tax-Free Income Fund
FC     -   Flex Cap Opportunity Fund          NY    -    New York Fund
WO     -   World Fund                         PA    -    Pennsylvania Fund
HY     -   High Yield Fund


                                                                              Aggregate Dollar Range of
                                               Aggregate Dollar Range of       Securities in All of the
           Name                                   Equity in each Fund                   Funds
           ---------------------------------   ----------------------------  ----------------------------
           Interested Director/Trustee:
             Patrick E. Welch                                A*                     A*

             Joseph M. Rob                            CS     E                      E*
                                                      MC     D
                                                      SC     D
                                                      FC     C
                                                      HY     D
                                                      GS     C
                                                      TF     C
                                                      MM     E

           Non-Interested
           Directors/Trustee:
             Richard J. Borda                         CS     C                      E
                                                      BL     B
                                                      MC     B
                                                      BD     C
                                                      TF     C
                                                      MM     B

             Dr. Kalman J. Cohen                      CS     E                      E
                                                      WO     D
                                                      MM     B


             John D. Feerick                          CS     D                      E
                                                      MC     C
                                                      GI     C
                                                      WO     E

             Richard I. Johannesen, Jr.               SM     C                      C
                                                      MM     C

             Robert B. Mathias                        SC     C                      C
             Keniston P. Merrill                      CS     E                      E
             Deborah G. Miller                               A                      A**
             John Raisian                                    A                      A**
             Susan M. Sterne                          BL     B                      B

             Angela E. Vallot                         CS     B                      C**
                                                      MC     B
                                                      SC     B
                                                      WO     B
                                                      BD     B


          * Has indirect ownership position in the Funds through National Life Insurance Company's 401k and deferred compensation plans, not included in the above.


          **Effective January 2002, these Director/Trustees will be indirectly investing in the Funds through the Funds' newly implemented Deferred Compensation Plan for Directors/Trustees.

        Patrick E. Welch, the Chairman and Chief Executive Officer of the Funds, is an "interested person" of the Funds because he is also Chairman, President and Chief Executive Officer of National Life. As such, he may be deemed to control the Advisor. Joseph M. Rob, the President of the Funds, is also an interested person of the Funds because he is also Chief Executive Officer of SFSC, the Funds' distributor, Sentinel Administrative Service Company, the Funds' transfer agent and fund accounting service provider, and Sentinel Management Company, an umbrella partnership which coordinates the activities of the other partnerships. Mr. Rob is also Chairman & Chief Executive Officer of Equity Services, Inc., a broker-dealer which is wholly owned by National Life. John M. Grab, Jr., Thomas P. Malone, and D. Russell Morgan, the Vice President, Vice President and Treasurer, and Secretary of the Funds, respectively, also hold the positions with the affiliates of the Advisor shown on page 22 above.


Codes of Ethics
---------------

         The Boards of the Funds have adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act that covers the Funds, and the Advisor and the Distributor have each adopted a Code of Ethics under Rule 17j-1. The Codes of Ethics establish procedures for personal investing and restricts certain transactions. Employees subject to the Codes of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Funds.



                            PRINCIPAL SHAREHOLDERS


        As of February 28, 2002, the Company's and the Pennsylvania Fund's Director/Trustees and officers as a group owned less than 1% of the outstanding shares of each Fund. As of December 31, 2001, none of the non-interested Director/Trustees of the Funds nor any of their immediate family members owned beneficially or of record any securities in Advisor, SFSC or any of their affiliates. In addition, as of such date, National Life and its affiliates, each of whose address is National Life Drive, Montpelier, Vermont 05604, except for American Guaranty & Trust Company, whose address is 220 Continental Drive, Newark, Delaware 19713 owned of record and beneficially 29,892,788.993 shares amounting to 9.9% of the outstanding shares of the Company (11.5% of the voting power) which included 2,954,896.514 shares of the Common Stock Fund amounting to 7.3% of such Fund, 1,954,643.685 shares of the Balanced Fund amounting to 11.4% of such Fund, 2,511,475.546 shares of the Mid Cap Growth Fund amounting to 17.3% of such Fund, 3,441,955.161 shares of the Small Company Fund amounting to 6.6% of such Fund, 2,129,743.096 shares of the World Fund amounting to 26.9% of such Fund, 2,958,442.716 shares of the High Yield Fund amounting to 34% of such Fund, 3,595,622.486 shares of the Bond Fund amounting to 22.2% of such Fund, 1,024,169.166 shares of the Government Securities Fund amounting to 13.9% of such Fund, 570,602.578 shares of Short Maturity Fund amounting to 4.8% of such Fund, 3,672,879.640 shares of the Money Market Fund amounting to 3.6% of such Fund, 364,033.275 shares of the Tax-Free Income Fund amounting to 6.6% of such Fund, 305,972.864 shares of the New York Fund amounting to 14.9% of such Fund, 1,796,490.240 shares of the Flex Cap Opportunity Fund amounting to 20.4% of such Fund, and 2,574,202.077 shares of the Growth Index Fund amounting to 50.2% of such Fund. National Life and its affiliates also owned 37,659.949 shares of the Pennsylvania Fund amounting to 1.7% of the outstanding shares on such date.

        As of February 28, 2002, none of the approximately 137,560 shareholders owns as much as 5% of the voting stock of any Fund except National Life and its affiliates, and except for the following shareholders of the New York Fund: Mr. Louis P. Dicerbo, 261 Madison Avenue, New York, New York 10016-2303 - 174,328.597 shares amounting to 8.47% of the class;

Donaldson, Lufkin & Jenrette Securities Corporation Inc., P. O. Box 2052, Jersey City, New Jersey 07303-2052, 146,550.645 shares amounting to 7.1% of the class; and Mr. John Kenny Carlin and Mary Anne Carlin, 6110 South County Line Road, Burr Ridge, Illinois 60521-5220 - 197,176.196 shares amounting to 9.58% of the class.

        In the case of the High Yield Fund, the World Fund and the Money Market Fund, the ownership by National Life and its affiliates may be deemed to be a controlling interest in the Fund. As a result, on matters in which these Funds vote separately as a class, it may be difficult for the other shareholders to adopt resolutions opposed by National Life, or to defeat proposed resolutions supported by National Life. National Life is organized under the laws of the State of Vermont.



                            THE INVESTMENT ADVISOR


        The Advisor provides general supervision of the Funds' investments as well as certain administrative and related services. The Advisor is a Vermont general partnership, the general partners of which are affiliates of National Life, Provident, and Penn Mutual. National Life's affiliate is the majority partner of the Advisor. SFSC, Sentinel Administrative Service Company and Sentinel Management Company are all also Vermont general partnerships of which the general partners are affiliates of National Life, Provident and Penn Mutual, with National Life being the majority partner in each case.

        As compensation in full for services rendered under its advisory agreement applicable to all Funds other than the High Yield Fund, the Growth Index Fund and the Flex Cap Opportunity Fund, the Company will pay to the Advisor a monthly fee determined as follows: (1) With respect to the Small Company, Mid Cap Growth, World and Balanced Funds: 0.70% per annum on the first $200 million of aggregate average daily net assets of such funds; 0.65% per annum on the next $100 million of such assets; 0.60% per annum on the next $100 million of such assets; and 0.55% per annum on such assets in excess of $400 million. (2) With respect to the Common Stock Fund: 0.55% per annum on the aggregate average daily net assets of the Fund. (3) With respect to the Bond, New York, Tax-Free Income, Government Securities and Short Maturity Government Funds: 0.55% per annum on the first $200 million of aggregate average daily net assets of such funds in the aggregate; 0.50% per annum on the next $200 million of such assets; and 0.45% per annum on such assets in excess of $400 million. (4) With respect to the Money Market Fund: 0.40% per annum on the first $300 million of aggregate average daily net assets; and 0.35% per annum on such assets in excess of $300 million. Under a separate advisory agreement with the High Yield Fund, the Advisor receives from the High Yield Fund a fee based on the average daily value of the net assets of the High Yield Fund in accordance with the following schedule: 0.75% per annum on the first $100 million of average daily net assets of the High Yield Fund; 0.70% per annum on the next $100 million of such assets; 0.65% per annum on the next $100 million of such assets; and 0.60% per annum on such assets in excess of $300 million. Under a separate advisory agreement with the Growth Index Fund, the Advisor receives from the Growth Index Fund a fee based on the average daily value of the net assets of the Growth Index Fund equal to 0.30% per annum on such average daily net assets. Under a separate advisory agreement with the Flex Cap Opportunity Fund, the Advisor receives from the Flex Cap Opportunity Fund a fee based on the average daily value of the net assets of the Flex Cap Opportunity Fund equal to 0.90% per annum on such average daily net assets. Before waivers of advisory fees, for the fiscal year ended November 30, 2001, such fees aggregated $15,853,960, for the fiscal year ended November 30, 2000, such fees aggregated $16,940,595, and for the fiscal year ended November 30, 1999, such fees aggregated $17,372,950. Of the above advisory fees, $751,930 were waived in the fiscal year ended November 30, 2001.

        As compensation in full for services rendered under its advisory agreement, the Pennsylvania Fund pays to the Advisor a monthly fee of 0.55%
per annum on the first $50
million of aggregate average daily net assets of the Fund; 0.50% per annum on the next $50 million of such assets; and 0.45% per annum on such assets in excess of $100 million. For the fiscal years ended November 30, 2001, November 30, 2000 and November 30, 1999, the Pennsylvania Fund paid advisory fees of $162,243, $157,705, and $180,302, respectively. Of these advisory fees, $35,015 were waived in the fiscal year ended November 30, 2001.

        Under the Company's advisory agreement applicable to all Funds other than the High Yield Fund, the Growth Index Fund and the Flex Cap Opportunity Fund, fees are allocated to the various Funds of the Company which share common fee schedules in proportion to such Funds' net assets.

         Effective March 29, 2002, the Advisor has voluntarily agreed for a period at least until November 30, 2002, to waive the following Funds' advisory fees or other expenses necessary to limit these Funds' overall expense ratios to the amounts shown below:

         Government Securities Fund Class A shares....................0.86%
         Short Maturity Government Fund Class A shares................0.77%
         Tax-Free Income Fund Class A shares..........................0.76%
         New York Fund Class A shares.................................0.50%
         Growth Index Class A shares..................................0.65%

         In the case of the Growth Index Fund, the waiver of advisory fees also benefits the Class B and Class C shares of the Growth Index Fund, which will experience the same reduced effective advisory fee rate as the Class A shares of the Growth Index Fund. The Advisor currently intends to reset the expense caps annually for the Government Securities, Short Maturity Government, and Tax-Free Income Funds to amounts approximately equal to 90% of the average expense ratios of the Class A shares of such Funds' peer groups (except that in the case of the Short Maturity Government Fund, the expense cap is expected to be increased by approximately 0.15% to take that Fund's higher Rule 12b-1 fee into account). However, these arrangements may be changed or terminated at any time after November 30, 2002.

         In addition to the above waiver program, the Advisor has a policy of waiving advisory fees to the extent, if any, necessary to maintain the aggregate expense ratios of the Class A shares of all of the Funds, except for the World Fund, to 1.30%. In the event that a waiver were required under this policy, the waiver would apply to the same extent across all classes of shares of these Funds, and the aggregate expense ratios of the Class B and Class C shares of these Funds, and the Class D shares of the Balanced Fund, would be reduced proportionately. Although the Advisor has no present intention to do so, this arrangement may be terminated at any time. The aggregate expense ratio of the Class A shares of the Funds was less than 1.30% during fiscal 2001, and no reimbursement was required under this policy.


        The Company's advisory agreement applicable to all Funds other than the High Yield Fund, the Growth Index Fund and the Flex Cap Opportunity Fund which was approved by the Company's shareholders on November 30, 1992, the advisory agreement applicable to the High Yield Fund, which was approved by the Company's Board of Directors on March 14, 1997 and the High Yield Fund's shareholders on June 20, 1997, the advisory agreement applicable to the Growth Index Fund, which was approved by the Company's Board of Directors on June 10, 1999 and the Growth Index Fund's shareholders on September 13, 1999, and the advisory agreement applicable to the Flex Cap Opportunity Fund, which was approved by the Company's Board of Directors on December 9, 1999 and the Flex Cap Opportunity Fund's shareholders on February 25, 2000, must each be approved annually by vote of the Board of Directors of the Company or by the vote of a majority of the outstanding voting securities of the applicable Fund, but in either event it must also be approved by a vote of a majority of the directors who are not parties to the contract, or "interested persons", as defined in the 1940 Act, of any such party cast in person at a meeting called for the purpose of voting on such approval. With respect to the submission of the Company's advisory agreement applicable to all Funds other than the High Yield Fund, Growth Index Fund and Flex Cap Opportunity Fund, for approval by the shareholders, such matters shall be deemed to be acted upon effectively with respect to any class of the Company if a majority of the outstanding voting securities of such class vote for approval of such matter, notwithstanding (A) that such matter has not been approved by a majority of the outstanding voting securities of any other class affected by such matter, and (B) that such matter has not been approved by a vote of a majority of the outstanding voting securities of the Company.

        The Pennsylvania Fund's advisory agreement, which was approved by the shareholders of the Fund on February 19, 1993, must be approved annually by vote of the Board of Trustees or by the vote of a majority of the outstanding voting securities of the Pennsylvania Fund, but in either event it must also be approved by a vote of a majority of the trustees who are not parties to the contract, or "interested persons", as defined in the 1940 Act, of any such party cast in person at a meeting called for the purpose of voting on such approval.

        Each advisory agreement will terminate automatically in the event of its assignment and is terminable at any time without penalty by the Board, or, with respect to a particular Fund, by a majority of the Fund's outstanding voting securities on not more than 60 days' written notice to the Advisor and by the Advisor on 60 days' written notice to the Fund.

        As described in the Prospectus, with respect to the World Fund only, the Advisor has entered into a sub-advisory agreement with INVESCO dated July 1, 1999. In accordance with this sub-advisory agreement, INVESCO provides the World Fund with a continuous investment program consistent with its stated investment objectives and policies. The Advisor pays to INVESCO a fee equal to the greater of (i) 0.375% per annum of the World Fund's aggregate average daily net assets up to $500 million, and 0.30% per annum of such net assets in excess of $500 million, or (ii) $20,000 per year. Such fee is paid monthly in arrears. The sub-advisory agreement must be approved annually in one of the same ways as for the Company's advisory agreement as described above. The sub-advisory agreement also may be terminated by either INVESCO or by action of the Board of Directors of the Company or the shareholders of the World Fund on 60 days' written notice, without penalty, and terminates automatically in the event of its assignment. For the period April 1, 1996 to June 30, 1999, INVESCO provided the same services under identical sub-advisory agreements and prior to that, Cashman Farrell & Associates was the subadvisor under a similar sub-advisory agreement.

        Also as described in the Prospectus, the Advisor has entered into a sub-advisory agreement with Evergreen with respect to the High Yield Fund. Pursuant to this agreement, Evergreen provides the Advisor with a continuous investment program consistent with the High Yield Fund's stated investment objectives and policies. Under this agreement, the Advisor pays a fee to Evergreen equal to one half of the fee paid by the High Yield Fund to the Advisor, provided that the fee paid by the Advisor to Evergreen will always be at least 0.35% per annum of the average daily net assets of the High Yield Fund. This agreement became effective June 20, 1997. This sub-advisory agreement also may be terminated by either of the Advisor or Evergreen or by action of the Board of Directors of the Company or the shareholders of the High Yield Fund on 60 days' written notice, without penalty, and terminates automatically in the event of its assignment.

        Also, as described in the Prospectus, the Advisor has entered into a sub-advisory agreement with Alger with respect to the Flex Cap Opportunity Fund. Pursuant to this agreement, Alger provides the Advisor with a continuous investment program consistent with the Flex Cap Opportunity Fund's stated investment objective and policies. Under this agreement, the Advisor pays a fee to Alger equal to 0.50% per annum of the average daily net assets of the Flex Cap Opportunity Fund. This agreement became effective February 29, 2000. This sub-advisory agreement also may be terminated by either of the Advisor or Alger or by action of the Board of

Directors of the Company or the shareholders of the Flex Cap Opportunity Fund on 60 days' written notice, without penalty, and terminates automatically in the event of its assignment.


        The fees paid to INVESCO, Evergreen and Alger by the Advisor for the fiscal year ended November 30, 2001 were $449,778, $256,048 and $231,778, respectively. The fees paid to INVESCO, Evergreen and Alger by the Advisor for the fiscal year ended November 30, 2000 were $529,261, $300,107 and $203,238, respectively. The fees paid to INVESCO and Evergreen by the Advisor for the fiscal year ended November 30, 1999 were $465,054 and $346,694, respectively.

         At a meeting of the Boards of Directors/Trustees held on August 16, 2001, the Boards approved the continuation of each Fund's advisory agreement and sub-advisory agreement, as applicable, for an additional year. In connection with its deliberations, the Boards reviewed information derived from a number of sources and covering a range of issues. The Boards considered the services provided to the Funds by the Advisor under each Fund's advisory agreement, as well as other services provided by the Advisor and its affiliates under other agreements, and the personnel who provide these services. In addition to investment advisory services, the Advisor and its affiliates provide administrative services, shareholder services, fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Funds. The Boards also considered the Advisor's costs of providing services, and the direct and indirect benefits to the Advisor from its relationship with the Funds. The benefits considered by the Board included not only the Advisor's compensation for investment advisory services and the Advisor's profitability under the advisory agreements, but also compensation paid to the Advisor or its affiliates for other, non-advisory, services provided to the Fund. The Boards also considered the Advisor's access to research services from brokers to which the Advisor may have allocated Fund brokerage in a "soft dollar" arrangement. In connection with its consideration of the advisory agreements, the Boards also compared the Funds' advisory fee rates, expense ratios and historical performance to those of comparable funds. The Boards considered whether there should be changes in the advisory fee rate or structure in order to enable the Funds to participate in any economies of scale that the Advisor may experience as a result of growth in the Funds' assets. The Boards also reviewed materials supplied by counsel to the Funds that were prepared for use by the Board in fulfilling its duties under the Investment Company Act.

         Based on the information reviewed and discussions among the Directors/Trustees, the Boards concluded that they were satisfied with the nature and quality of the services provided by the Funds' Advisor, and, with respect to World Fund, High Yield Fund and Flex Cap Opportunity with the services of the respective sub-advisers, as well as that the advisory fee rates were reasonable in relation to such services.


                             PRINCIPAL UNDERWRITER

        SFSC acts as the principal underwriter of shares of the Funds. Its principal business address is National Life Drive, Montpelier, Vermont 05604. The Funds receive the net asset value, as determined for the purpose of establishing the offering price, of each share sold. SFSC has advised the Funds that it allows dealer concessions as shown in the Prospectus, except that items of a promotional nature amounting in value to not more than $100 may be given from time to time as a sales incentive to registered representatives. SFSC has advised the Funds that the total amount of underwriting commissions paid to it in the fiscal years ended November 30, 2001, 2000, and 1999 were $3,774,173, $3,458,459, and $3,382,541, respectively. Of these amounts, SFSC retained, in the fiscal years ended November 30, 2001, 2000, and 1999, $180,536, $178,032, and $157,275,
respectively.

        During the fiscal year ended November 30, 2001, SFSC also received $825,687 in contingent deferred sales loads. It did not receive any brokerage commissions or other compensation from the Funds. The distribution contracts of the Company and the Pennsylvania Fund provide that SFSC use its best efforts to continuously offer the Funds' shares. These contracts may be terminated by either party thereto on 60 days' written notice, without penalty, and they terminate automatically in the event of their assignment. The distribution contracts must be approved annually in one of the same ways as described above for the advisory agreements.

                            THE DISTRIBUTION PLANS

         The Company and the Pennsylvania Fund have adopted several plans pursuant to Rule 12b-1 under the 1940 Act. One such plan applies to the Class A shares of the Company's Funds (other than the Money Market Fund). In addition, the Short Maturity Government Fund has a separate Supplemental Distribution Plan applicable only to it. The Pennsylvania Fund has a Distribution Plan applicable only to it. The Class B shares of the Small Company, World, Common Stock, Balanced, and Bond Funds have adopted a Class B Distribution Plan, effective April 1, 1996. The Plans were extended to include the High Yield Fund's Class A and Class B shares on March 14, 1997, and the Class B Distribution Plan was extended to include the Class B shares of the Mid Cap Growth Fund effective January 12, 1998. The Plans were extended to include the Class A shares and Class B shares of the Growth Index Fund on June 10, 1999. Effective May 4, 1998, the Class C shares of the Common Stock, Balanced, World and High Yield Funds adopted a Class C Distribution. The Class D shares of the Balanced Fund adopted a Class D Distribution Plan on August 21, 1998 Plan (all of these plans are collectively hereinafter referred to as the "Plans"). The Plans were further extended to include the Class A, Class B and Class C shares of the Flex Cap Opportunity Fund on December 9, 1999, the Class C shares of the Mid Cap Growth Fund on March 9, 2000, and the Class C shares of the Small Company Fund on June 14, 2001. In all cases, the Plans reimburse SFSC for expenses actually incurred.

         Each Fund (except for the Money Market Fund) paid fees for the various activities shown below under the Plans in the amounts set forth below for the fiscal year ended November 30, 2001.


                         Service Fees  Recovery of    Compensation      Occupancy    Total        Total

                         Paid to       Prepd. Sales   and               & Other      Sales        Travel and
         Fund            Dealers       Commissions    Benefits          Expenses     Promotion    Entrtnmnt      TOTAL
         ----            -------       ------------   ------------      ---------    ---------    ----------     ------
Tax-Free                 $  60,696   $     -        $   72,930      $     11,260   $   29,691   $    12,272     $ 186,849
Small Company              396,486      233,303        221,874            34,256      100,804        37,334     1,024,057
Balanced                   512,179      308,653        285,429            44,069      122,676        48,028     1,321,034
Bond                       116,296      114,710         95,279            14,711       39,971        16,032       396,998
Common Stock             2,239,095      775,397      1,405,021           216,929      582,516       236,417     5,455,375
Mid Cap Growth             381,852      255,676        215,940            33,340       99,797        36,335     1,022,941
Gov't Securities            59,379         -            69,031            10,658       29,145        11,616       179,829
PA Tax-Free                 23,754         -            30,216             4,665       12,388         5,084        76,107
World Fund                 230,927      130,735        122,927            18,979       54,565        20,684       578,817
NY Tax-Free                 20,673         -            21,220             3,276        8,331         3,571        57,072
High Yield                 100,395      201,843         55,469             8,564       23,690         9,334       399,295
Growth Index               119,024       68,233         61,692             9,525       27,582        10,381       296,436
Flex Cap                    92,808      104,842         44,791             6,916       23,256         7,537       280,150
Short Maturity             153,076         -            62,896             9,711       26,281        10,583       262,547
                         ---------    ----------    ----------       -----------   ----------   -----------      --------

Total Year-To-Date      $4,506,638   $2,193,391     $2,764,716        $  426,861   $1,180,694     $ 465,206   $11,537,505



        Under the Plan applicable to the Class B shares of the Funds, it is expected that the amounts payable to SFSC will be equal to 1.00% of the net assets of the Class B shares of the relevant Funds (except that this amount will be less for the High Yield Fund Class B shares for so long as National Life maintains a significant investment in High Yield Fund Class B shares, and except that it is expected that the amounts payable with respect to the Growth Index Fund will be equal to 0.75% of the net assets of the Class B shares of the Growth Index Fund). SFSC will use such payments to recoup the cost of commissions paid to brokers at the time of sale of the Class B shares, service fees to brokers with respect to the Class B shares, and the same types of other marketing expenses for which SFSC receives reimbursement under the Plans applicable to the Class A shares.

        Under the Plan applicable to the Class C shares of the Funds, it is expected that the amounts payable to SFSC will be equal to 1.00% of the net assets of the Class C shares of the relevant Funds. SFSC will use such payments to recoup the cost of commissions paid to brokers at the time of sale of the Class C shares, and pay continuing commissions and service fees to brokers with respect to the Class C shares.

        Under the Plan applicable to the Class D shares of the Balanced Fund, it is expected that the amounts payable to SFSC will be equal to 0.75% of the net assets of the Class D shares of the Balanced Fund. SFSC will use such payments to recoup the cost of commissions paid to brokers at the time of sale of the Class D shares.

        The Boards of the Funds believe that a consistent cash flow resulting from the sale of new shares is necessary and appropriate to meet redemptions and for the Funds to take advantage of buying opportunities without having to make unwarranted liquidations of portfolio securities. Since SFSC receives no other compensation from the Funds, the Boards believe it would benefit the Funds to have monies available for the direct distribution activities of SFSC in promoting the sale of shares of the Funds.


        The Plans have been approved by the Company's Board of Directors and the Pennsylvania Fund's Board of Trustees, including all of the Director/Trustees who are not interested persons as defined in the 1940 Act. The Plans must be renewed annually by the Boards, including a majority of the Director/Trustees who are not interested persons and who have no direct or indirect financial interest in the operation of the Plans. It is also required that the selection and nomination of such Director/Trustees be done by the non-interested Director/Trustees. The Plans and any distribution agreement may be terminated at any time, without penalty, by such Director/Trustees on 60 days' written notice. SFSC or any dealer may also terminate their respective distribution agreement at any time upon written notice.

        The Plans and any distribution agreement may not be amended to increase materially the amount spent for distribution expenses or in any other material way without approval by a majority of the Funds' outstanding shares, and all such material amendments to any Plan or any distribution agreement also shall be approved by a vote of a majority of the non-interested Director/Trustees, cast in person at a meeting called for the purpose of voting on any such amendment.


        SFSC is required to report in writing to the Board of Directors of the Company and the Board of Trustees of the Pennsylvania Fund at least quarterly on the amounts and purpose of any payments made under the Plans and any distribution agreement, as well as to furnish the Boards with such other information as reasonably may be requested in order to enable the Boards to make informed determinations of whether the Plans should be continued.

                         THE FUND SERVICES AGREEMENTS


        Sentinel Administrative Service Company ("Sentinel Service"), in accordance with its Fund Services Agreements with the Funds, provides the Funds with certain fund accounting, financial administration, transfer agency and shareholder relations services. Sentinel Service performs the transfer agency responsibilities utilizing, through State Street Bank & Trust - Kansas City ("State Street"), the computer system of DST Systems, Inc. ("DST") on a remote basis.


        For these services, the Fund Services Agreements currently provide for the Funds to pay to Sentinel Service fixed fees totalling $896,625 per year for fund accounting and financial administration services. The Agreements also provide for an annual fee for transfer agency and shareholder relations services to the Company and the Pennsylvania Fund of $2,563,000 and $37,000, respectively, plus amounts equal to annual rates of $15 per shareholder account in excess of 106,500 and 1,500, respectively, in each case as of the last day of the month preceding the installment due date. Each Fund also is responsible for the charges for remote access to the computer system of DST. Generally, this is a fixed annual charge per shareholder account, plus certain out-of-pocket expenses, minus certain credits. The fixed fees are subject to increase under inflation clauses for fiscal years beginning December 1, 1994, and thereafter, to the extent approved by the Board of Directors or Board of Trustees. Fees are payable monthly in arrears.

        Total fees payable to Sentinel Service under the Fund Services Agreements for the years ended November 30, 2001, 2000, and 1999 were $3,818,706, $3,677,386, and $3,660,697, respectively.


        Sentinel Service is a Vermont general partnership of which affiliates of National Life, Provident and Penn Mutual are the general partners.

        The Company's Fund Services Agreement was approved by the Company's shareholders on November 30, 1992, and the Pennsylvania Fund's Fund Services Agreement was approved by that Fund's shareholders on February 19, 1993. The agreements were approved by the Company's Board of Directors and the Pennsylvania Fund's Board of Trustees on August 13, 1992 and August 14, 1992, respectively. Each agreement must be approved annually by vote of the Board or by the vote of a majority of the outstanding voting securities of each Fund, but in either event it must also be approved by a vote of a majority of the directors/trustees who are not parties to the contract, or interested persons, as defined in the 1940 Act, of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Fund Services Agreements will terminate automatically in the event of their assignment and are terminable at any time without penalty by the applicable Board or, as to a particular Fund, by a majority of the applicable Fund's outstanding voting securities on not more than 60 days' written notice to Sentinel Service and by Sentinel Service on 60 days' notice to the Fund.


                            PORTFOLIO TRANSACTIONS
                           AND BROKERAGE COMMISSIONS

         The Funds' policy, other than for the Flex Cap Opportunity Fund, in the case of listed securities is to place its orders with firms that are members of a stock exchange on which such securities are listed or traded and in the case of securities traded in the over-the-counter market to deal directly with dealers who are primary market makers in such securities, without the use of a broker unless the Funds can obtain better price or execution through the use of a broker. Purchases are made for investment and not for trading purposes, except for the fixed income Funds where trading may be an important factor. Subject to the direction and control of the Boards and in accordance with its advisory agreements, the Advisor supervises the investments of the Funds and, as an essential feature thereof, places orders for the purchase and sale of portfolio securities and supervises their execution, including negotiating the amount of the commission rate paid, in each case at prices it believes to be the best then available, taking into consideration such factors as price, commission, size of order, difficulty of execution and skill required of the executing broker-dealer as well as the extent to which a broker capable of satisfactory execution may provide research information and statistical and other services to the Advisor. Sales of shares of the Funds may also be considered as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds, subject to the conditions that commissions paid to such broker-dealers be no higher than would otherwise be paid, and that the prices be, in the judgment of the Advisor, the best then available.

         To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the SEC thereunder, as well as other regulatory requirements, portfolio transactions for the Flex Cap Opportunity Fund will be executed through Fred Alger & Company, Incorporated (the "Alger Broker"), if in the judgment of Alger, the use of the Alger Broker is likely to result in price and execution at least as favorable as those of other qualified broker-dealers and if, in particular transactions, the Alger Broker charges the Flex Cap Opportunity Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. Principal transactions are not entered into with affiliates of the Fund except pursuant to exemptive rules or orders adopted by the SEC.

         In selecting brokers or dealers to execute portfolio transactions for the Flex Cap Opportunity Fund, Alger seeks the best overall terms available. In assessing the best overall terms available for any transaction, Alger will consider the factors it deems relevant, including the breadth of the market in the investment, the price of the investment, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis.

        In making such purchases and sales, the brokerage commissions are paid by the Funds. The Funds may also buy or sell securities from, or to, dealers acting as principals.

        Section 28(e) of the 1934 Act, which was enacted by Congress in connection with the elimination of fixed commission rates on May 1, 1975, provides that, except as agreements such as investment advisory contracts otherwise provide, money managers such as the Advisor and the Funds' subadvisors will not be deemed to have acted unlawfully or to have breached a fiduciary duty if, subject to certain conditions, a broker-dealer is paid in return for brokerage and research services an amount of commission for effecting transactions for accounts, such as the Funds, in excess of the amount of commission another broker-dealer would charge for effecting the transaction. In order to cause the Funds to pay such greater commissions, the Advisor or subadvisor has to determine in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer viewed in terms of either a particular transaction or the Advisor's or subadvisor's overall responsibilities to the Funds and to its other clients.

        Brokerage and research services, as provided in Section 28(e) of the 1934 Act, include advice as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts and effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

        Although research and market and statistical information from brokers and dealers can be useful to the Funds, to the Advisor, and to the subadvisors, it is the opinion of the management of the Funds that such information is only supplementary to the Advisor's and the subadvisors' own research effort since the information must still be analyzed, weighed and reviewed by the Advisor's staff or the subadvisors' staffs.

        The Advisor obtains several research services specifically in exchange for commissions paid by the Funds and its other clients. These services primarily consist of electronic research services from Bloomberg, ILX, Factset, and First Call. The Funds also obtain Lipper Directors' Analytical Data from Lipper Analytical Distributors, Inc., in exchange for Fund brokerage commissions. This service is available only for brokerage commissions.

        The research services provided by brokers through which the Funds effect securities transactions may be used by the Advisor or the subadvisors in managing its other client accounts, as well as the Funds. However, the Advisor and the subadvisors use the commissions paid by most of their other client accounts to obtain research services as well, and this research is also useful in managing the Funds' accounts, as well those of other clients.


        Except for implementing the policies stated above, there is no commitment to place portfolio transactions with brokers or dealers who provide investment research. The Advisor has advised the Funds that it is not feasible to assign any precise value to services provided by such brokers and dealers to it, nor does the use of such services reduce its expense by any measurable or significant amount. For the years ended November 30, 2001, 2000, and 1999, the Funds paid total brokerage commissions of $4,300,698, $3,825,921, and $2,620,027, respectively. Brokerage commissions paid by each Fund were as follows:


-------------------------------------------------------------------------------------------------------------
                                                                         Year Ended
-------------------------------------------------------------------------------------------------------------
Fund                                                           11/30/01         11/30/00            11/30/99
-------------------------------------------------------------------------------------------------------------
Common Stock                                                 $2,911,589       $2,544,713          $1,820,575
-------------------------------------------------------------------------------------------------------------
Balanced                                                        420,040          322,656             258,922
-------------------------------------------------------------------------------------------------------------
Mid Cap Growth                                                  337,931          409,823             254,820
-------------------------------------------------------------------------------------------------------------
Small Company                                                   361,555          203,957             128,898
-------------------------------------------------------------------------------------------------------------
World                                                           139,274          239,286             156,812
-------------------------------------------------------------------------------------------------------------
High Yield                                                       10,569             ---               ---
-------------------------------------------------------------------------------------------------------------
Bond                                                              ---               ---               ---
-------------------------------------------------------------------------------------------------------------
Government Securities                                             ---               ---               ---
-------------------------------------------------------------------------------------------------------------
Short Maturity Gov't                                              ---               ---               ---
-------------------------------------------------------------------------------------------------------------
Money Market                                                      ---               ---               ---
-------------------------------------------------------------------------------------------------------------
Tax-Free Income                                                   ---               ---               ---
-------------------------------------------------------------------------------------------------------------
New York                                                          ---               ---               ---
-------------------------------------------------------------------------------------------------------------
Pennsylvania                                                      ---               ---               ---
-------------------------------------------------------------------------------------------------------------
Growth Index (1)                                                 35,316           38,186              ---
-------------------------------------------------------------------------------------------------------------
Flex Cap Opportunity(2)                                          84,444           67,300              ---
-------------------------------------------------------------------------------------------------------------

(1)  Commenced operations on September 13, 1999.
(2)  Commenced operations on February 25, 2000.

        The Funds paid brokerage commissions of $69,956, $91,819, and $54,684 to Janney Montgomery Scott Inc. for the fiscal years ended November 30, 2001, 2000, and 1999, respectively. Janney Montgomery Scott, Inc. is wholly owned by Penn Mutual, an affiliate of a general partner of the Advisor. These commissions were 1.6% of the Funds' aggregate brokerage commissions paid in the fiscal year ended November 30, 2001. The commission rate applicable to all such transactions was $.06 per share, the same commission rate generally paid by the Funds in comparable transactions.

        The Flex Cap Opportunity Fund paid brokerage commissions of $66,773 and $83,702 to Fred Alger & Company, Incorporated, for the fiscal years ended November 30, 2000, and 2001. Fred Alger & Company, Incorporated is an affiliate of the subadviser to the Flex Cap Opportunity Fund. The commission rate applicable to these transactions was generally $.06 per share, the same commission rate charged by Fred Alger & Company, Incorporated to unaffiliated clients.

        Such commissions were allocated on the basis of research and statistical or other services provided by the dealer, although selling group dealers may have participated therein. Of the total commissions paid by the Funds, 88%, 97%, and 100%, respectively, was allocated in 2001, 2000, and 1999, to brokers or dealers whose furnishing of research information was a factor in their selection.



                              PORTFOLIO TURNOVER

        Purchases for the Small Company, Common Stock, Growth Index, World, Balanced and Pennsylvania Funds are made for long-term investment, and not for short-term trading profits. However, during rapidly changing conditions, there necessarily may be more portfolio changes than in a more stable period and these may result in short-term gains or short-term losses.

        The Mid Cap Growth and Flex Cap Opportunity Funds may have a high level of portfolio turnover. These Funds may engage in relatively short term trading in some stocks. This activity may create higher transaction costs due to commissions and other expenses. In addition, a high level of short term trading may increase the Mid Cap Growth Fund's and the Flex Cap Opportunity Fund's realized gains, thereby increasing the amount of taxable distributions to shareholders at the end of the year.

        In pursuit of the investment objectives of the High Yield, Bond, Government Securities, Short Maturity Government, Tax-Free Income and New York Funds and the bond portion of the Balanced Fund, it is expected that assets will be managed actively. In order to maximize income and protect the income stream or improve the quality of the portfolio, in light of market and economic conditions as interpreted or anticipated by the Advisor, these Funds' portfolios will be monitored constantly and will be adjusted when deemed appropriate in furtherance of the Funds' investment objectives. Portfolio turnover is the ratio of the lesser of annual purchases or sales of portfolio securities to average monthly market value, not including short-term securities.


        There were no significant variations in the Funds' portfolio turnover rates over the two most recently completed fiscal years, or any anticipated variations in these portfolio turnover rates from those in the fiscal year ended November 30, 2001, except that portfolio turnover for the Mid Cap Growth Fund decreased from 135% to 88%, the portfolio turnover for the High Yield Fund increased from 105% to 148%, while the Government Securities Fund and the Short Maturity Government Fund's portfolio turnover increased from 232% and 88% respectively, to 379% and 141%, respectively; these Funds continue to be actively managed, and turnover returned in 2001 to levels experienced in previous years.


                                CAPITALIZATION

        Shares of the Company's common stock and shares of beneficial interest in the Pennsylvania Fund are fully paid and non-assessable. Each such share is freely assignable to another bona fide investor by way of pledge (as, for example, for collateral purposes), gift, settlement of an estate and, also, by an investor who has held such Fund shares for not less than 30 days. Each share of the Company is entitled to one vote per dollar of net asset value per share, on matters on which all Funds of the Company vote as a single class. Each share of the Pennsylvania Fund entitles the holder to one vote for all purposes.

        The proceeds from the sale of shares of each Fund or class of shares of the Company and all income, earnings and profits therefrom irrevocably appertain to the Fund or class of shares. Each such Fund or class of shares records all liabilities (including accrued expenses) in respect of such Fund or class of shares, as well as a share of such liabilities (including general liabilities of the Company) in respect to two or more Funds or classes of shares, in proportion to their average net assets, or in proportion to the number of their respective shareholders. The Company's Board has adopted an "Amended Rule 18f-3 Plan" under which the methods of allocating income and expenses among classes of shares of each Fund which has multiple classes, is specified, and the Company intends to comply fully with the provisions of Rule 18f-3 under the 1940 Act in allocating income and expenses among the classes of such Funds. If any reasonable doubt exists as to the Fund or class of shares to which any asset or liability appertains, the Board may resolve such doubt by resolution.

        In the case of dissolution or liquidation of the Company, the shareholders of each Fund of the Company are entitled to receive ratably per share the net assets of such Fund, with any general assets of the Company distributed ratably per share, regardless of the Fund.

        Voting rights are non-cumulative, meaning that the holders of more than 50% of the shares voting for the election of directors/trustees can elect 100% of the directors/trustees being voted upon if they choose to do so, and, in such event the holders of the remaining minority of the shares voting for the election of directors/trustees will not be able to elect any person or persons to the Board.


                            HOW TO PURCHASE SHARES
                                      and
                             REDUCE SALES CHARGES

        Shares of the Funds may be purchased at the public offering price from any authorized investment dealer as described in the Prospectus. The public offering price of Class A shares, which are offered by every Fund, is the sum of the current net asset value per share plus a sales charge which ranges from 5.0% to 0% of the purchase price. The public offering price of Class B shares, which are offered by the Common Stock, Balanced, Mid Cap Growth, Small Company, World, High Yield and Bond Funds, is equal to the current net asset value per share. The public offering price of Class C shares, which are offered by the Common Stock, Balanced, World and High Yield Funds, and the Class D shares offered by the Balanced Fund, is also equal to the current net asset value per share. A contingent deferred sales charge ("CDSC") may apply to redemptions of Class B and Class D shares, redemption of Class C shares in the first year after purchase, or to redemptions of Class A shares where the initial sales charge was zero based on a purchase of $1,000,000 or more. See "Purchase Options" in the Prospectus.

        The Group Purchase Program - Clients of a single registered representative or group of affiliated registered representatives who make purchases by opening new accounts within a 60-day period and whose funds for such purchases all originate from a single other source may aggregate such purchases for purposes of determining the applicable sales charge level or CDSC schedule for such purchases.

                     ISSUANCE OF SHARES AT NET ASSET VALUE

        Subject to the applicable provisions of the 1940 Act, certain investors may purchase Class A shares of the Funds at net asset value. Such investors are listed in the Prospectus. Such investors include officers, directors and employees of the Funds, the Advisor, and the Advisors' affiliates. See "Purchase Options - Class A Shares - Reduced Sales Charges" in the Prospectus.

        The Funds normally will buy back your shares on demand on any business day (as defined below). Class A shares generally are repurchased at current net asset value; a CDSC may be payable on redemptions of Class B, Class C or Class D shares, or Class A shares of the Money Market Fund received in exchange for Class C shares of another Fund or Class D shares of the Balanced Fund, and will be deducted from the redemption proceeds. For further information, please refer to the Prospectus.

                       DETERMINATION OF NET ASSET VALUE


         The net asset value per share of each Fund or class of shares is computed by dividing the total value of the assets of that Fund or class of shares, less its liabilities, by the total number of such Fund's or class of shares' outstanding shares. Equity securities which are traded on a national securities exchange are valued at the last reported sale price each business day at the regular close of trading, currently 4:00 p.m. Eastern time. Equity securities for which there were no sales or insufficient sales during the day are valued at the mean between the latest available bid and asked prices. Fixed-income securities are valued daily on the basis of valuations furnished by a pricing service which determines valuations for normal institutional-sized trading units of debt securities, without exclusive reliance upon quoted prices. These valuations by the pricing service are believed to reflect more accurately the fair market value of such securities than the last reported sale. If events that materially affect the value of securities traded in other markets occur between the close of those markets and the Funds' determination of net asset value, the Funds' Boards will value those securities at their fair value. The Boards have delegated this responsibility to a pricing committee, subject to their review and supervision. Net asset value is calculated once each business day, at 4:00 p.m. Eastern time, and becomes effective immediately upon its determination. Orders to purchase shares of the Funds received by dealers prior to 4:00 p.m. Eastern time will be confirmed on the basis of such closing price. Dealers have the responsibility of submitting purchase orders to the Distributor prior to the close of the Distributor's business day in order to purchase shares at that day's net asset value. If the order is not received by that time, the dealer could be held liable for resulting fees or losses. Orders received by dealers after 4:00 p.m. Eastern time will be confirmed on the same basis as previously stated with respect to the next business day. "Business day" means a day on which the New York Stock Exchange is open. The New York Stock Exchange is not open on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


        The Money Market Fund values its portfolio securities based on their amortized cost in accordance with SEC regulations. The amortized cost method of valuation involves valuing a security at its cost at the time of purchase and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. During such periods the yield to investors in the Money Market Fund may differ somewhat from that obtained in a similar investment company which uses mark-to-market value for all of its portfolio securities. For example, if the use of amortized cost resulted in a lower (higher) aggregate portfolio value on a particular day, a prospective investor in the Money Market Fund would be able to obtain a somewhat higher (lower) yield than would result from investment in such a similar company which utilizes mark-to-market values and existing investors would receive less
(more) investment income. The purpose of this method of calculation is to attempt to maintain a constant net asset value per share of $1.00.

        In accordance with the SEC rule permitting the use of the amortized cost method of valuation, the Money Market Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less, and must purchase instruments having remaining maturities of 397 days (13 months) or less. In addition, the Directors of the Company have established procedures designed to stabilize, to the extent reasonably possible, the Money Market Fund's price per share as computed for the purpose of sales and redemptions at $1.00. The Company's Directors will review periodically the Money Market Fund's portfolio holdings to determine whether a deviation exists between the net asset value calculated using market quotations and that calculated on an amortized cost basis. In the event the directors determine that a deviation exists which may result in material dilution or other unfair results to existing shareholders, the Money Market Fund will take such corrective action as it regards as necessary and appropriate, including (i) the reduction of the number of outstanding shares of the Money Market Fund by having each shareholder proportionately contribute shares to the Money Market Fund's capital, (ii) the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, (iii) the withholding of dividends or (iv) the establishment of a net asset value per share by using available market quotations. If the number of outstanding shares is reduced in order to maintain a constant net asset value of $1.00 per share, the shareholders will contribute proportionately to the Money Market Fund's capital the number of shares which represent the difference between the amortized cost valuation and the market valuation of the portfolio. Each shareholder will be deemed to have agreed to such contribution by such shareholder's investment in the Money Market Fund.

         Since the net income of the Money Market Fund is determined and declared as a dividend immediately prior to each time the asset value of the Money Market Fund is determined, the net asset value per share of the Money Market Fund normally remains at $1.00 per share immediately after each such dividend declaration. Any increase in the value of a shareholder's investment in the Money Market Fund, representing the reinvestment of dividend income, is reflected by an increase in the number of shares of the Money Market Fund in that shareholder's account and any decrease in the value of a shareholder's investment may be reflected by a reduction in the number of shares in the account. See "Taxes" below.



          COMPUTATION OF MAXIMUM OFFERING PRICES AT NOVEMBER 30, 2001

Class A Shares:

(Reduced offering prices apply on purchases of $100,000 or more of shares of the Funds, as described in the Prospectus.)


                       Common                               Mid Cap           Small
                       Stock               Balanced         Growth            Company          World
                       Fund                Fund             Fund              Fund             Fund
Net assets             $1,129,289,507      $216,950,443     $148,972,870      $211,051,757     $98,078,770
Shares outstanding         34,040,243        13,092,634       11,792,102        37,610,692       7,423,516
Net asset value per
  share (redemption
 price)                        $33.18            $16.57           $12.63            $5.61           $13.21
Maximum offering
  price per share*             $34.93            $17.44           $13.29            $5.91           $13.91

=============================================================================================================
=============================================================================================================



                                          Government         Short Maturity       Money             Flex Cap
                        Bond              Securities         Gov't.               Market            Opportunity
                        Fund              Fund               Fund                 Fund              Fund

Net assets              $75,629,160       $73,045,684        $92,409,692          $118,894,033      $27,213,147
Shares outstanding       12,260,407         7,171,519          9,514,044           118,894,033        5,518,364
Net asset value per
  share (redemption
  price)                      $6.17            $10.19              $9.71                 $1.00            $4.93
Maximum offering
  price per share*            $6.43            $10.61              $9.81                 $1.00            $5.19

=================================================================================================================
=================================================================================================================




                           Tax-Free
                           Income         New York        Pennsylvania        High Yield         Growth
                           Fund           Fund            Fund                Bond Fund          Index Fund
Net assets                 $72,770,728    $23,274,671     $29,362,072         $22,214,874        $57,584,909
Shares outstanding           5,463,138      1,933,628       2,281,873           2,899,948          3,764,102
Net asset value per
  share (redemption
  price)                        $13.32         $12.04          $12.87               $7.66             $15.30
Maximum offering
  price per share*              $13.88         $12.54          $13.41               $7.98             $15.69

=================================================================================================================
=================================================================================================================


For the Flex Cap Opportunity Fund, Common Stock Fund, Balanced Fund, Mid Cap Growth Fund, Small Company Fund and World Fund, the maximum offering price is 1000/950 times the net asset value per share. For the High Yield Bond Fund, Bond Fund, Government Securities Fund, Tax-Free Income Fund, New York Tax-Free Income Fund and Pennsylvania Tax-Free Trust, the maximum offering price is 1000/960 times the net asset value per share. For the Short Maturity Government Fund, the maximum offering price is 1000/990 times the net asset value per share. For the Money Market Fund, the maximum offering price per share is equal to the net asset value per share. For the Growth Index Fund, the maximum offering price is 1000/975 times the net asset value per share.

In the case of Class B, Class C shares and Class D shares, the maximum offering price is equal to the net asset value per share.

                                     TAXES

General
-------

        Each Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Code. As long as it so qualifies, a Fund will not be subject to federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to Class A, Class B Class C and Class D shareholders, as applicable. Each Fund intends to distribute substantially all of such income.


        As discussed in the Prospectus, the Company consists of fourteen separate Funds. Each such Fund in the Company is treated as a separate corporation for federal income tax purposes and is thus considered to be a separate entity in determining its treatment under the rules for

RICs described in the Prospectus. Losses in one Fund do not offset gains in another Fund, and the requirements (other than certain organizational requirements) for qualifying for RIC status are determined at the Fund level rather than at the Company level. The Pennsylvania Fund is a separate Pennsylvania trust.


        Dividends paid by a Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income for federal income tax purposes. However, "exempt-interest dividends" (as defined in Section 852(b)(5) of the Code) not subject to federal income tax are expected to be paid by the Tax-Free Income Fund, "exempt-interest dividends" not subject to either federal income tax or Pennsylvania personal income tax are expected to be paid by the Pennsylvania Fund, and "exempt-interest dividends" not subject to federal income tax or New York State and City personal income tax are expected to be paid by the New York Fund, as described in the Prospectus. Distributions made from an excess of net long-term capital gains over net short-term capital losses (hereinafter referred to as "capital gain dividends") are taxable to shareholders as long-term capital gains for federal income tax purposes, regardless of the length of time the shareholder has owned such Fund's shares. Certain categories of capital gains are taxable at different rates. Generally not later than 60 days after the close of its taxable year, each Fund will provide its shareholders with a written notice designating the amounts of any exempt-interest dividends and capital gain dividends, (as well as any amount of capital gain dividends in the different categories of capital gain referred to above), and the portion of any ordinary income dividends eligible for the dividends received deduction allowed to corporations under the Code.

        Any loss upon the sale or exchange of Fund shares held for six months or less will be disallowed for federal income tax purposes to the extent of any capital gain dividends received by the shareholder. Distributions in excess of a Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder for federal income tax purposes (assuming the shares are held as a capital asset).

        With the exception of exempt-interest dividends paid by the Tax-Exempt Funds, dividends are taxable to shareholders for federal income tax purposes even though they are reinvested in additional shares of the Funds. Generally, distributions by the Tax-Exempt Funds, the World Fund, the Bond Fund, the Government Securities Fund, the High Yield Fund, the Short Maturity Government Fund and the Money Market Fund will not be eligible for the dividends received deduction allowed to corporations under the Code. The Funds will allocate any dividends eligible for dividends received deduction among the Class A, Class B, Class C and Class D shareholders, as applicable, according to a method (which they believe is consistent with SEC Rule 18f-3 which authorizes the issuance and sale of multiple classes of shares) that is based on the gross income allocable to Class A, Class B, Class C and Class D shares during the taxable year, or such other method as the Internal Revenue Service may prescribe. If a Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for federal income tax purposes as having been paid by the RIC and received by its shareholders on December 31st of the year in which the dividend was declared.

        If the value of assets held by the Money Market Fund declines, the Board of Directors may authorize a reduction in the number of outstanding shares in shareholders' accounts so as to preserve a net asset value of $1.00 per share. After such a reduction, the basis of eliminated shares will, for federal income tax purposes, be added to the basis of shareholders' remaining Fund shares, and any shareholders disposing of shares at that time may recognize a capital loss. Distributions, including distributions reinvested in additional shares of the Fund, will nonetheless be fully taxable for federal income tax purposes, even if the number of shares in shareholders' accounts has been reduced as described above.

        Under certain provisions of the Code, some shareholders may be subject to a withholding tax on most ordinary income dividends and on capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Company or the Pennsylvania Fund, as the case may be, or who, to the Company's or Pennsylvania Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.


        Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities, unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax.

        Dividends and interest received by the World Fund (and to a lesser extent, some of the other Funds) may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders of the World Fund may be able to claim United States foreign tax credits with respect to such taxes, subject to certain conditions and limitations contained in the Code. A foreign tax credit to be claimed with respect to withholding tax on a dividend only if the shareholder meets certain holding period requirements. The distributing Fund also must meet these holding period requirements, and if the Fund fails to do so, it will not be able to "pass through" to shareholders the ability to claim a credit or a deduction for the related foreign taxes paid by such Fund. If a Fund satisfies the holding period requirements and if more than 50% in value of its total assets at the close of the taxable year consists of securities of foreign corporations, such Fund will be eligible to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their proportionate shares of such withholding taxes in their United States income tax returns as gross income, treat such proportionate shares as taxes paid by them, and deduct such proportionate shares in computing their taxable incomes or, alternatively, use them as foreign tax credits against their United States income taxes. No deductions for foreign taxes, moreover, may be claimed by noncorporate shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to United States withholding tax on the income resulting from a Fund's election described in this paragraph but may not be able to claim a credit or deduction against such United States tax for the foreign taxes treated as having been paid by such shareholder. Additionally, certain retirement accounts cannot claim foreign tax credits on investments in foreign securities held in a Fund. The World Fund, and other Funds to the extent applicable, will report annually to shareholders the amount per share of such withholding taxes and other information needed to claim the foreign tax credit. For purposes of passing through the foreign tax credit, the World Fund will allocate foreign taxes and foreign source income among the Class A, Class B and Class C shares according to a method similar to that described above for the allocation of dividends eligible for the dividends received deduction.


 The Federal income tax rules governing the taxation of some of the swaps in which the Funds may invest are not entirely clear and may require a Fund to treat payments received under such arrangements as ordinary income and to amortize payments under certain circumstances. Additionally, because the treatment of swaps under the RIC qualification rules is not clear, the Funds will limit their activity in this regard in order to maintain RIC qualification.

The High Yield Bond Fund may invest in securities rated in the medium to lower rating categories of nationally recognized rating organizations, and in unrated securities ("high yield bonds"), as previously described. Some of these high yield bonds may be purchased at a discount and may therefore cause a Fund to accrue and distribute income before amounts due under the obligations are paid. In addition, a portion of the interest payments on such high yield securities may be treated as dividends for Federal income tax purposes; in such case, if the issuer of such high yield/high risk securities is a domestic corporation, dividend payments by a Fund will be eligible for the dividends received deduction to the extent of the deemed dividend portion of such interest payments.


        No gain or loss will be recognized for federal income tax purposes by Class B shareholders on the conversion of their Class B shares into Class A shares. A shareholder's basis in the Class A shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class A shares will include the holding period for the converted Class B shares.

        If a shareholder exercises an Exchange Privilege as described below within 90 days of acquiring such shares, then the loss such shareholder can recognize on the exchange for federal income tax purposes will be reduced (or the gain increased) to the extent any sales charge paid to the Company (or Pennsylvania Fund) reduces any sales charge such shareholder would have owed for the shares of the new Fund in the absence of the Exchange Privilege. Instead, such sales charge will be treated as an amount paid for the new shares. Shareholders should consult their tax advisers regarding the state and local tax consequences of exchanging or converting classes of shares.

        A loss realized on a sale or exchange of shares of a Fund will be disallowed for federal income tax purposes if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

        The Code requires each Fund to pay a non-deductible 4% excise tax to the extent it does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains and foreign currency gains, determined on a November 30th year end, plus certain undistributed amounts from previous years. The Company and the Pennsylvania Fund anticipate that they will make sufficient timely distributions to avoid the imposition of the excise tax. Since the required distributions are based only on taxable income, the excise tax generally will not apply to the Tax-Exempt Funds, discussed below.


        At November 30, 2001, the Bond, Government Securities, Short Maturity Government, High Yield, Tax-Free, New York Tax-Free, Flex Cap Opportunity, Growth Index, Mid Cap Growth and Pennsylvania Tax-Free Funds had capital loss carryforwards for federal income tax purposes of $9,626,105, $4,489,935, $2,707,812, $23,021,600, $201,122, $326,040, $37,643,832, $16,472,492,
$46,251,717, and $367,882, respectively.


Tax-Exempt Funds
----------------

        The Tax-Exempt Funds intend to continue to qualify to pay exempt-interest dividends. The relevant Code provision states that if, at the close of each quarter of the respective Fund's taxable year, at least 50% of the value of its total assets consists of obligations exempt from federal income tax ("tax-exempt obligations") under Section 103(a) of the Code (relating generally to obligations of a state or local governmental unit), such Fund shall be qualified to pay exempt-interest dividends to its shareholders. Exempt-interest dividends are dividends or any part thereof paid by a Tax-Exempt Fund which are attributable to interest on tax-exempt obligations and designated by the Company or the Pennsylvania Fund, as the case may be, as exempt-interest dividends in a written notice mailed to shareholders within 60 days after the close of the Fund's taxable year. Exempt-interest dividends may be treated by shareholders for all purposes as items of interest excludable from their federal gross income under Code Section

103(a). Exempt-interest dividends are included, however, in determining the portion, if any, of a person's social security benefits and railroad retirement benefits subject to federal income taxes. Interest on indebtedness incurred or continued to purchase or carry shares of a RIC paying exempt-interest dividends will not be deductible by the shareholder for federal income tax purposes to the extent attributable to exempt-interest dividends. Each shareholder is advised to consult a tax advisor with respect to whether exempt-interest dividends retain the exclusion under Code Section 103(a) if such shareholder were to be treated as a "substantial user" or "related person" under Code Section 147(a) with respect to property financed with the proceeds of an issue of "industrial development bonds" or "private activity bonds", if any, held by the Tax-Exempt Funds.

        All or a portion of the Tax-Exempt Funds' gain from the sale or redemption of tax-exempt obligations purchased at a market discount will be treated as ordinary income for federal income tax purposes rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders of these Funds.

        Any loss upon the sale or exchange of Tax-Exempt Fund shares held for six months or less will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received by the shareholder. In addition, any such loss that is not disallowed under the rule stated above will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder.

        The Code subjects interest received on certain otherwise tax-exempt securities to a federal AMT. The AMT applies to interest received on private activity bonds issued after August 7, 1986. Private activity bonds are bonds which, although tax-exempt, are used for purposes other than those generally performed by governmental units and which benefit non-governmental entities (e.g., bonds used for industrial development or housing purposes). Income received on such bonds is classified as an item of "tax preference" which could subject investors in such bonds, including shareholders of the Tax-Exempt Funds, to an AMT. Each Tax-Exempt Fund may purchase such private activity bonds, and will report to shareholders before February 1 of each year the portion of such Fund's dividends declared during the preceding calendar year which constitutes an item of tax preference for AMT purposes. The Code further provides that corporations are subject to an AMT based, in part, on certain differences between taxable income as adjusted for other tax preferences and the corporation's "adjusted current earnings", which more closely reflect a corporation's economic income. Because an exempt-interest dividend paid by a Tax-Exempt Fund will be included in adjusted current earnings, a corporate shareholder may be required to pay the AMT on exempt-interest dividends paid by such Funds.

        The use of derivatives (and, possibly, certain other investment strategies) presents certain unresolved tax, legal, regulatory and accounting issues, particularly in the case of the Tax-Exempt Funds. For example, the Internal Revenue Service and/or a state or local taxing authority could assert that the use of derivatives does not result in income that is exempt from federal and/or state and local income taxes.

        The Code provides that every person required to file a tax return must include on such return the amount of exempt-interest dividends received from a Tax-Exempt Fund during the taxable year.

Tax Treatment of Options and Futures Transactions
-------------------------------------------------


        Some of the Funds may purchase or sell options and futures contracts. In general, unless an election is available to a Fund or an exception applies, such options and futures contracts that are "Section 1256 contracts" will be "marked to market" for federal income tax purposes at the end of each taxable year, i.e., each such option or futures contract will be treated as having been sold for its fair market value on the last day of the taxable year, and any gain or loss attributable to Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss. Application of these rules to Section 1256 contracts held by the Funds may alter the timing and character of distributions to shareholders. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by a Fund solely to reduce the risk of changes in price or interest rates with respect to its investments.

        Code Section 1092, which applies to certain "straddles", may affect the taxation of a Fund's sales of securities and transactions in options and futures contracts and the World Fund's sales of securities and transactions in forward foreign exchange contracts, discussed below. Under Section 1092, a Fund may be required to postpone recognition for tax purposes of losses incurred in certain sales of securities and closing transactions in options and futures contracts. The World Fund likewise may be required to postpone recognition of losses in connection with its forward foreign exchange contracts.


Foreign Currency Transactions
-----------------------------

        In general, gains from "foreign currencies" and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether a Fund qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, foreign currency futures and forward foreign exchange contracts will be valued for purposes of the diversification requirements applicable to RICs.

        A forward foreign exchange contract held by the World Fund that is a
Section 1256 contract will be marked to market, as described under "Tax Treatment of Options and Futures Transactions"above. However, the character of gain or loss from such a contract will generally be ordinary under Code
Section 988, as discussed below. The World Fund may, nonetheless, elect to treat the gain or loss from certain forward foreign exchange contracts as capital. In this case, gain or loss realized in connection with a forward foreign exchange contract that is a Section 1256 contract will be characterized as 60% long-term and 40% short-term capital gain or loss.

        Under Code Section 988, special rules are provided for certain transactions in a currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the U. S. dollar). In general, foreign currency gains or losses from certain debt instruments, from certain forward contracts, from futures contracts that are not "regulated futures contracts" and from unlisted options will be treated as ordinary income or loss under Code Section 988. In certain circumstances, a Fund may elect capital gain or loss treatment for such transactions. In general, however, Code Section 988 gains or losses will increase or decrease the amount of a Fund's investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, a Fund would not be able to make any ordinary income dividend distributions, and all or a portion of distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing the basis of a shareholder's Fund shares and resulting in a capital gain for any shareholder who received a distribution greater than such shareholder's basis in the Fund shares (assuming the shares were held as a capital asset). These rules, however, will not apply to certain transactions entered into by a Fund solely to reduce the risk of currency fluctuations with respect to its investments.

        The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code section and the Treasury Regulations promulgated thereunder. The Code and the Treasury Regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

        Ordinary income and capital gain dividends may also be subject to state and local taxes.

        Certain states exempt from state income taxation dividends paid by RICs that are derived from interest on U.S. Government Securities. State law varies as to whether dividend income attributable to U.S. Government Securities is exempt from state income taxes.

        Shareholders are urged to consult their tax advisors regarding specific questions as to federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Funds.


                             SHAREHOLDER SERVICES


        Open Account An open account is established automatically for each new investor, unless elected otherwise, in which all income dividends and any capital gains distributions are reinvested in additional shares, without charge, at the then current net asset value. Purchases made in this account will be made at the offering price on the day federal funds are available to the Funds as described in the Prospectus.

        The Funds reserve the right at any time to vary the initial and subsequent investment minimums of any Fund.

        Policy owners of National Life, Provident or Penn Mutual who invest policy dividends may open an account in any of the Funds with a minimum initial purchase of $50 or more of policy dividends and subsequent assignment of dividends to the Funds.

        Stock certificates will be issued upon written request and without charge.

        Except for confirmation of purchases made under the Open Account, the cost of these shareholder services are borne by the Funds.

        Automated Clearing House ("ACH") The ACH Network expedites the transfer of monies by electronically transmitting funds between member financial institutions. To take advantage of this convenient fund transfer method, you must provide Sentinel Service with a pre-designated destination. There is no charge for this service.

        Distribution Options Shareholders of the Funds may elect to reinvest automatically their ordinary income and capital gain dividends in additional full and fractional shares of any one of the other Funds at the net asset value of the selected Fund at the close of business on the valuation date for the dividend, without the payment of any charge. Before exercising this option, shareholders should read the portions of the Prospectus relating to the selected Fund's objectives and policies. The target and original accounts for dividends must be in different Funds.

        Automatic Investment Plan See the Prospectus for information and an application. The minimum initial investment and subsequent investment is $50.

        Telephone Investment Service See the Prospectus for information and an application.

        Check Writing Service (Class A shares of the High Yield, Bond, Government Securities, Short Maturity Government, Money Market, Tax-Free Income, New York and Pennsylvania Funds) A special feature of the Class A shares of these Funds is the Check Writing privilege available through State Street. Any shareholder who would like to draw checks on his account should check the box on the application captioned "Check Writing Service" or subsequently, make a written request to the Funds. Checks then will be provided by State Street. These checks may be made payable in any amount not less than $500, except for the Money Market Fund which has a minimum amount of not less than $250. Withdrawals by check may not be made until shares have been in the account for at least fifteen (15) days. The price at which shares will be redeemed to cover a check will be the net asset value determined on the day the check clears. Potential fluctuations in net asset value of the Funds' shares should be taken into account when writing checks. If an ordinary income or capital gain dividend is paid during the period between writing and clearing of a check, the shareholder will be entitled to the dividend, but the net asset value of the shares will be reduced by the amount of the dividend payment. Because shareholders cannot determine the exact redemption price of their shares at the time a check is written, closing an account through check writing is not possible.

         Sentinel Service provides overdraft protection by automatically transferring available funds from your other identically registered accounts if you have available balances. A fee of $10.00 will be charged to the account when funds are transferred from protecting account(s) to cover an overdraft.

        There is no fee for check writing, but, upon notice, a fee for this service may be charged in the future. Fees are charged for stop payments, insufficient funds or other valid reasons.

        Exchange Privilege This privilege also permits a shareholder whose financial needs have changed to transfer an investment from a National Life Variable Annuity account (presently the only such entity is the Variable Annuity Account I). Such transfers from a National Life Variable Annuity account are made without a sales charge on the basis of respective net asset values after payment of a fee of $75 (in addition to any applicable transfer taxes) to Sentinel Service for such transfer.

        An exchange is a taxable transaction for federal income tax purposes and any gain or loss realized is recognizable for such purposes.

        Exchanges may be subject to certain limitations and are subject to the Funds' policies concerning excessive trading practices, which are policies designed to protect the Funds and their shareholders from the harmful effect of frequent exchanges. These limitations are described below under the captions "Right to Reject or Restrict Purchase and Exchange Orders" and "Excessive Trading Practices".

        Reinstatement Privilege Shareholders who have redeemed all or part of their shares may reinvest all or part of the redemption proceeds at the current net asset value without charge if a written request is received or is postmarked within one year after the redemption. Short Maturity Government Fund shareholders who have held their shares for 90 days or less, however, may only use the reinstatement privilege to reinvest in the Short Maturity Government Fund. The privilege may be exercised only once by a shareholder as to any of the Funds except where the sole purpose of the transaction is to transfer the shareholder's interest or a portion thereof in the Funds to a trustee or custodian for such shareholder's Self-Employed Retirement Plan or IRA. If the shareholder realizes a gain on redemption, the transaction is taxable and reinvestment will not alter any capital gains tax payable. If the shareholder realizes a loss on redemption and subsequently uses the reinstatement privilege, some or all of the loss may be disallowed under current federal tax law.

        If the reinstatement is made for the purpose of effecting a rollover into an IRA, as described in Section 408(d)(3) of the Code, of a distribution from a tax sheltered retirement plan which had been invested in shares of the Funds, such reinvestment of redemption proceeds may be made any time within 60 days from the date on which the investor received the distribution.

        Right To Reject Purchase and Exchange Orders. Purchases and Exchanges should be made for investment purposes only. The Funds each reserve the right to reject or restrict any specific purchase or exchange request. Because an exchange request involves both a request to redeem shares of one Fund and to purchase shares of another Fund, the Funds consider the underlying redemption and purchase requests conditioned upon the acceptance of each of these underlying requests. Therefore, in the event that the Funds reject an exchange request, neither the redemption nor the purchase side of the exchange will be processed. When a Fund determines that the level of exchanges on any day may be harmful to its remaining shareholders, the Fund may delay the payment of exchange proceeds for up to seven days to permit cash to be raised through the orderly liquidation of its portfolio securities to pay the redemption proceeds. In this case, the purchase side of the exchange will be delayed until the exchange proceeds are paid by the redeeming Fund.


        Excessive Trading Practices. Excessive, short-term (market timing) trading practices may disrupt portfolio management strategies and harm Fund performance. As noted above, the Funds reserve the right to reject or restrict any purchase order (including exchanges) from any investor. The Funds may also elect to impose an excessive trading fee of 2% of the amount exchanged or redeemed on accounts which make more than six exchanges or redemptions per year. To minimize harm to the Funds and their shareholders, the Funds will exercise these rights if an investor has a history of excessive trading, or if an investor's trading, in the judgment of the Funds, has been or may be disruptive to a Fund. In making this judgment, the Funds may consider trading done in multiple accounts under common ownership or control.



           TOTAL RETURN, YIELD AND TAX-EQUIVALENT YIELD INFORMATION


        Each of the Funds (except the Money Market Fund) from time to time may include its average annual total return in advertisements or information furnished to present or prospective shareholders. The average annual total returns, before taxes, for each of the Funds, and after taxes on distributions, and after taxes on distributions and sale for the Class A shares of each Fund, for the one, five and ten year periods ended November 30, 2001 (or since inception, if the Fund does not have 10 years of operations) were:



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         Past        Past 5 Years   Past 10 Years/
For the periods ended November 30, 2001                                                One Year                         Since
                                                                                                                      Inception
----------------------------------------------------------------------------------- --------------- --------------- ---------------
Flex Cap Opportunity Fund
----------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return Before Taxes:  Class A                                                    (22.97)%                       (34.94%)1
----------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return After Taxes on Distributions - Class A                                    (22.97)%                       (34.94)%1
----------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return After Taxes on Distributions and Sale of Fund Shares - Class A            (18.38)%                       (26.94)%1
----------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return Before Taxes:  Class B                                                    (22.79)%                       (35.18%)1
----------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return Before Taxes:  Class C                                                    (19.70)%                       (33.66%)1
----------------------------------------------------------------------------------- --------------- --------------- ---------------

----------------------------------------------------------------------------------- --------------- --------------- ---------------
Small Company Fund *
----------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return Before Taxes:  Class A                                                      1.50%          15.17%         13.35%2
----------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return After Taxes on Distributions - Class A                                    (6.29)%          11.43%          9.14%2
----------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return After Taxes on Distributions and Sale of Fund Shares - Class A            (2.02)%          11.16%          9.16%2
----------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return Before Taxes:  Class B                                                      2.67%          15.11%         14.45%3
----------------------------------------------------------------------------------- --------------- --------------- ---------------

----------------------------------------------------------------------------------- --------------- --------------- ---------------
Mid Cap Growth Fund
----------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return Before Taxes:  Class A                                                    (28.24)%          8.01%          9.76%
----------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return After Taxes on Distributions - Class A                                    (31.25)%          3.30%          6.02%
----------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return After Taxes on Distributions and Sale of Fund Shares - Class A            (23.34)%          4.72%          6.54%
----------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return Before Taxes:  Class B                                                    (27.83)%                          4.59%4
----------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return Before Taxes:  Class C                                                    (25.29)%                        (25.04)%5
----------------------------------------------------------------------------------- --------------- --------------- ---------------

----------------------------------------------------------------------------------- --------------- --------------- ---------------
World Fund
----------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return Before Taxes:  Class A                                                    (17.71)%          3.01%          8.06%2
----------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return After Taxes on Distributions - Class A                                    (20.93)%         1.28%           6.84%2
----------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return After Taxes on Distributions and Sale of Fund Shares - Class A            (13.68)%                         6.63%2
----------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return Before Taxes:  Class B                                                    (17.06)%          2.94%          2.98%3
----------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return Before Taxes:  Class C                                                    (14.39)%                        (3.63)%6
----------------------------------------------------------------------------------- --------------- --------------- ---------------

----------------------------------------------------------------------------------- --------------- --------------- ---------------
Growth Index Fund
----------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return Before Taxes:  Class A                                                    (19.52)%                       (12.38)%7
----------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return After Taxes on Distributions - Class A                                    (19.52)%                       (12.38)%7
----------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return After Taxes on Distributions and Sale of Fund Shares - Class A            (15.61)%                        (9.74)%7
----------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return Before Taxes:  Class B                                                    (20.11)%                       (12.82)%7
----------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return Before Taxes:  Class C                                                    (19.50)%                       (24.42)%5
----------------------------------------------------------------------------------- --------------- --------------- ---------------

----------------------------------------------------------------------------------- --------------- --------------- ---------------

----------------------------------------------------------------------------------- --------------- --------------- ---------------
Common Stock Fund
----------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return Before Taxes:  Class A                                                    (11.11)%         6.40%           11.12%
----------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return After Taxes on Distributions - Class A                                    (13.74)%         3.67%           8.56%
----------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return After Taxes on Distributions and Sale of Fund Shares - Class A             (8.73)%         4.68%           8.27%
----------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return Before Taxes:  Class B                                                    (10.41)%         6.50%          8.34%3
----------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return Before Taxes:  Class C                                                     (7.30)%                        (0.09)%6
----------------------------------------------------------------------------------- --------------- --------------- ---------------

----------------------------------------------------------------------------------- --------------- --------------- ---------------
Balanced Fund
----------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return Before Taxes:  Class A                                                     (5.12)%          5.72%           8.57%
----------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return After Taxes on Distributions - Class A                                     (7.78)%          3.23%           6.31%
----------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return After Taxes on Distributions and Sale of Fund Shares - Class A             (4.57)%          3.88%           6.20%
----------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return Before Taxes:  Class B                                                     (4.42)%          5.86%           6.87%3
----------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return Before Taxes:  Class C                                                     (1.06)%                          1.33%6
----------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return Before Taxes:  Class D                                                     (6.84)%                         (0.83)%8
----------------------------------------------------------------------------------- --------------- --------------- ---------------

----------------------------------------------------------------------------------- --------------- --------------- ---------------



                                      48

-----------------------------------------------------------------------------------------------------------------------------------
High Yield Bond Fund
----------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return Before Taxes:  Class A                                                      4.04%                           2.17%9
----------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return After Taxes on Distributions - Class A                                      0.33%                          (1.42)%9
----------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return After Taxes on Distributions and Sale of Fund Shares - Class A              1.39%                          (0.02)%9
----------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return Before Taxes:  Class B                                                      4.11%                           2.46%9
----------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return Before Taxes:  Class C                                                      7.22%                          (1.16)%6
----------------------------------------------------------------------------------- --------------- --------------- ---------------

----------------------------------------------------------------------------------- --------------- --------------- ---------------
Bond Fund
----------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return Before Taxes:  Class A                                                      8.53%           5.19%           6.58%
----------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return After Taxes on Distributions - Class A                                      5.92%           2.55%           3.72%
----------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return After Taxes on Distributions and Sale of Fund Shares - Class A              5.48%           2.78%           4.39%
----------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return Before Taxes:  Class B                                                      8.14%           4.96%           5.18%3
----------------------------------------------------------------------------------- --------------- --------------- ---------------

----------------------------------------------------------------------------------- --------------- --------------- ---------------
Tax-Free Income Fund
----------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return Before Taxes:  Class A                                                      3.81%           4.54%           5.85%
----------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return After Taxes on Distributions - Class A                                      3.81%           4.33%           5.68%
----------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return After Taxes on Distributions and Sale of Fund Shares - Class A              3.98%           4.50%           5.67%
----------------------------------------------------------------------------------- --------------- --------------- ---------------

----------------------------------------------------------------------------------- --------------- --------------- ---------------
New York Tax-Free Income Fund
----------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return Before Taxes:  Class A                                                      4.56%           5.20%          5.71%10
----------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return After Taxes on Distributions - Class A                                      4.56%           5.14%          5.66%10
----------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return After Taxes on Distributions and Sale of Fund Shares - Class A              4.61%           5.16%          5.57%10
----------------------------------------------------------------------------------- --------------- --------------- ---------------

----------------------------------------------------------------------------------- --------------- --------------- ---------------
Pennsylvania Tax-Free Trust
----------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return Before Taxes:  Class A                                                      3.37%           4.08%           5.60%
----------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return After Taxes on Distributions - Class A                                      3.37%           3.89%           5.23%
----------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return After Taxes on Distributions and Sale of Fund Shares - Class A              3.54%           4.13%           5.26%
----------------------------------------------------------------------------------- --------------- --------------- ---------------

----------------------------------------------------------------------------------- --------------- --------------- ---------------
Government Securities Fund
----------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return Before Taxes:  Class A                                                      5.55%           5.89%           6.39%
----------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return After Taxes on Distributions - Class A                                      3.22%           3.34%           3.81%
----------------------------------------------------------------------------------- --------------- --------------- ---------------
                                                                                         3.25%           3.39%           3.83%
      Return After Taxes on Distributions and Sale of Fund Shares - Class A
----------------------------------------------------------------------------------- --------------- --------------- ---------------

----------------------------------------------------------------------------------- --------------- --------------- ---------------
Short Maturity Government Fund
----------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return Before Taxes:  Class A                                                      6.63%           5.82%           6.15%11
----------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return After Taxes on Distributions - Class A                                      4.20%           3.32%           3.66%11
----------------------------------------------------------------------------------- --------------- --------------- ---------------
      Return After Taxes on Distributions and Sale of Fund Shares - Class A              4.08%           3.39%           3.66%11
----------------------------------------------------------------------------------- --------------- --------------- ---------------

----------------------------------------------------------------------------------- --------------- --------------- ---------------


1  From inception on February 25, 2000
2  From inception on March 1, 1993
3  From inception on April 1, 1996
4  From inception on January 12, 1998
5  From inception on March 30, 2000
6  From inception on May 4, 1998
7  From inception on September 13, 1999
8  From inception on January 4, 1999
9  From inception on June 23, 1997
10 From inception on March 27, 1997
11 From inception on March 24, 1995



        The above returns before taxes were computed by assuming a hypothetical initial payment of $1,000. From this $1,000 the maximum sales load of $50 (5.0% of the public offering price for the Class A shares of the Common Stock, Balanced, Mid Cap Growth, Small Company and

World Funds; $40 (4.0% of the public offering price for the Class A shares of the Bond, Government Securities, Tax-Free Income, New York and Pennsylvania Funds); and $10 (1% for the Class A shares of the Short Maturity Government
Fund) was deducted. It then was assumed that all of the dividends and distributions by each of the Funds over the relevant time period were reinvested. It then was assumed that at the end of the one-, five- or ten-year period, after taking into account all applicable recurring and nonrecurring expenses, the entire amount was redeemed. The average annual total return then was calculated by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon redemption (i.e., the average annual compound rate of return). For the Class B shares, the maximum offering price is equal to the net asset value, and it is assumed that the investment is redeemed at the end of the period. No information is shown for the Class C shares of the Small Company Fund, since it had less than one year of results as of November 30, 2001.

        After-tax returns are shown only for Class A and after-tax returns for other classes of shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect during the relevant period and do not reflect the impact of state and local taxes. It is assumed that taxes are paid out of distributions and that only the net amount of distributions after taxes are reinvested in Fund shares. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts or tax-advantaged education savings accounts, such as qualified tuition programs or Coverdell Education Savings Accounts.


        Each Fund's average annual total return and current yield will vary depending upon market conditions, the securities comprising such Fund's portfolio, such Fund's operating expenses and the amount of net capital gains or losses realized by such Fund during the period. An investment in any of the Funds will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

        Each of the Funds also from time to time may advertise its total return for specified periods without subtracting the sales load, to illustrate better the performance of money already invested in the Fund during those periods.

        On occasion, the Funds may compare their average annual total return figures to mutual fund averages such as those compiled by Lipper Analytical Services, Inc., and to market indices such as the Dow Jones Industrial Average, the Standard & Poor's 500, the S&P/S BARRA Growth Index, the S&P/BARRA Value Index, the Standard and Poors 400 Midcap Index, the Russell 2000 Index and the Shearson Lehman Aggregate Bond Index.


        The High Yield, Bond, Tax-Free Income, Pennsylvania, New York, Government Securities and Short Maturity Government Funds' annualized yields for the 30-day period ended November 30, 2001 were:



                                Class A Shares              Class B Shares          Class C shares
                                --------------              --------------          --------------
High Yield                             8.44%                       8.44%                  7.65%
Bond Fund                              4.47%                       3.86%                  N/A
Tax-Free Income                        3.85%                       N/A                    N/A
Pennsylvania                           3.49%                       N/A                    N/A
New York                               3.77%                       N/A                    N/A
Gov't Securities                       4.86%                       N/A                    N/A
Short Maturity                         4.43%                       N/A                    N/A


The average daily number of shares outstanding during the period that were eligible to receive dividends were:


                                Class A Shares              Class B Shares           Class C Shares
                                --------------              --------------           --------------
High Yield                         2,834,880                    5,797,950                 307,417
Bond Fund                         12,373,086                    3,623,619                    N/A
Tax-Free Income                    5,403,316                        N/A                      N/A
Pennsylvania                       2,290,594                        N/A                      N/A
New York                           1,922,091                        N/A                      N/A
Gov't. Securities                  7,158,843                        N/A                      N/A
Short Maturity                     9,055,561                        N/A                      N/A


Income was computed by totalling the interest earned on all debt obligations during the 30-day period and subtracting from that amount the total of all recurring expenses incurred during the period. The 30-day yield then was annualized on a bond equivalent basis assuming semi-annual reinvestment and compounding of net investment income.

        These Funds also may show yield to those already invested in the Funds by using the net asset value per share instead of the maximum offering price per share in the above calculations, which has the effect of raising the quoted yields. Using net asset values, the yields of the Class A shares of the High Yield, Bond, Tax-Free Income, Pennsylvania, New York, Government Securities and Short Maturity Government Funds as of November 30, 2001 were 8.80%,4.66%, 4.01%, 3.64%, 3.93%, 5.06% and 4.48%, respectively.

        In addition, the Tax-Free Income, Pennsylvania and New York Funds may quote tax-equivalent yield in advertisements. The calculation of tax-equivalent yield is done by multiplying the tax-exempt part of the Fund's yield by an amount which is one minus a stated tax rate, and adding the result to that part, if any, of the Fund's yield that is taxable. As of November 30, 2001, the tax-equivalent yield of the Tax-Free Income Fund was 6.64%, the tax-equivalent yield of the Pennsylvania Fund was 6.10%, and the tax-equivalent yield of the New York Fund was 6.87%. For purposes of the above tax-equivalent yield calculations the assumed federal tax rate is 38.6%. In the case of the New York and Pennsylvania Funds, the assumed combined federal and state tax rates are 42.80% and 40.32%, respectively.


        The Money Market Fund normally computes its annualized yield by determining the net income for a seven-day base period for a hypothetical pre-existing account having a balance of one share at the beginning of the base period, dividing the net income by the net asset value of the account at the beginning of the base period to obtain the base period return, multiplying the result by 365 and then dividing by seven. In accordance with regulations adopted by the SEC, the Money Market Fund is required to disclose its annualized yield for certain seven-day base periods in a standardized manner which does not take into consideration any realized or unrealized gains or losses on portfolio securities. The SEC also permits the calculation of a standardized effective or compounded yield. This is computed by compounding the unannualized base period return which is done by adding one to the base period return, raising the sum to a power equal to 365 divided by seven and subtracting one from the result.

        The yield quoted should not be considered a representation of the yield of the Money Market Fund in the future since the yield is not fixed. Actual yields will depend not only on the type, quality and maturities of the investments held by the Money Market Fund and changes in interest rates on such investments, but also on changes in the Money Market Fund's expenses during the period.

        Yield information may be useful in reviewing the performance of the Money Market Fund and for providing a basis for comparison with other investment alternatives. However, the

Money Market Fund's yield fluctuates, unlike bank deposits or other investments which typically pay a fixed yield for a stated period of time.


                              GENERAL INFORMATION

        Copies of the Amended and Restated Articles of Incorporation and the By-Laws of the Company, each as amended and supplemented, the Amended and Restated Declaration of Trust and the Code of Regulations of the Pennsylvania Fund, and various agreements referred to in the Prospectus and this Statement of Additional Information are filed with the registration statement at the SEC to which reference is made for their full terms. Such documents and other information filed with the SEC may be obtained from the SEC upon payment of the fees prescribed by the Rules of the SEC and are also now available at the SEC's Internet Web site at http://www.sec.gov. All cash and securities of the Funds, except for U.S. Government Securities which are represented only in book entry form at the Federal Reserve Bank, are held by State Street or in a central depository system in the name of State Street Bank & Trust - Kansas City, 801 Pennsylvania Avenue, Kansas City, Missouri 64105 as the Funds' Custodian. State Street is also Dividend Disbursing Agent for the Funds' shares. Sentinel Service is Transfer Agent and Registrar for the Funds' shares. All correspondence regarding the Funds should be mailed to Sentinel Administrative Service Company, P.O. Box 1499, Montpelier, Vermont 05601-1499.

        The independent accountants for the Funds are PricewaterhouseCoopers LLP, located at 1177 Avenue of the Americas, New York, New York 10036. The independent accountants are responsible for auditing the annual financial statements of the Company and the Pennsylvania Fund.


        Counsel for the Funds is Sidley Austin Brown & Wood LLP, 875 Third Avenue, New York, New York 10022.


                             FINANCIAL STATEMENTS

        Audited financial statements for the Company and for the Pennsylvania Fund at November 30, 2001 and for the year then ended are incorporated by reference to the Funds' 2001 Annual Report to Shareholders.

                                  Appendix A

         Description of Moody's Investor Service, Inc.'s ("Moody's")
                            Municipal Bond Ratings

                               Long-Term Ratings
                   Debt Ratings--U.S. Tax-Exempt Municipals

There are nine basic rating categories for long-term obligations. They range from Aaa (highest quality) to C (lowest quality). Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to Caa. The Modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier3 indicates that the issue ranks in the lower end of its generic category. Advance refunded issues that are secured by escrowed funds held in cash, held in trust, reinvested in direct non-callable United States government obligations or non-callable obligations unconditionally guaranteed by the U.S. government are identified with a # (hatchmark) symbol, eg. # Aaa.

Aaa Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con. (...) Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by: (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Description of Standard & Poor's Municipal Issue Ratings

Municipal Issue Rating Definitions

A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances. Issue credit ratings can be either

Long-term Issue Credit Ratings
Issue credit ratings are based in varying degrees, on the following considerations:
     1. Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
     2.  Nature of and provisions of the obligation; and
     3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.
The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA
An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated 'AA' differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, And C
Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C
The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D
An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-)
The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

c
The 'c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

p
The letter 'p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

*
Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r
The 'r' highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.
Not rated.
Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards
Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ('AAA', 'AA', 'A', 'BBB', commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

                                  APPENDIX B

                   ECONOMIC AND OTHER CONDITIONS IN NEW YORK



       The following information is a brief summary of factors affecting the economy of New York City (the "City") or New York State (the "State" or "New York"). Other factors will affect issuers. The summary is based primarily upon one or more of the most recent publicly available offering statements relating to debt offerings of State issuers, published financial plans and reports thereon. The Fund has not independently verified this information.

       The State, some of its agencies, instrumentalities and public authorities and certain of its municipalities have sometimes faced serious financial difficulties that could have an adverse effect on the sources of payment for or the market value of the New York municipal bonds in which the Fund invests.

New York City

       General. More than any other municipality, the fiscal health of the City has a significant effect on the fiscal health of the State. The City's current financial plan (as of February 2002) assumes that the City's economy faces a significant contraction in the first half of calendar year 2002, resulting from the lingering effects of the September 11 attack and a national recession. Thereafter, the financial plan assumes the City's economy will begin to recover slowly.


       For each of the 1981 through 2001 fiscal years, the City's General Fund had an operating surplus, before discretionary and other transfers, and achieved balanced operating results as reported in accordance with generally accepted accounting principles ("GAAP"), after discretionary and other transfers ("transfers"). For the 2001 fiscal year, the City had an operating surplus of $2.949 billion, before transfers. General Fund total revenues for the 2001 fiscal year were approximately $40.23 billion. The City has been required to close substantial gaps between forecast revenues and forecast expenditures in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain balanced operating results as required by State law without tax or other revenue increases or reductions in City services or entitlement programs, which could adversely affect the City's economic base.

       The Mayor is responsible for preparing the City's financial plan, including the City's financial plan for the 2002 through 2006 fiscal years (the "2002-2006 Financial Plan," "Financial Plan" or "City Financial Plan"). The City's projections set forth in the City Financial Plan are based on various assumptions and contingencies that are uncertain and may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

       As required by law, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and which includes the City's capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City Financial Plan projects a surplus in the 2002 fiscal year (ending June 30, 2002), before transfers, budget balance in the 2003 fiscal year and budget gaps for each of the 2004, 2005 and 2006 fiscal years. This pattern of current year surplus operating results and projected subsequent year budget gaps has been consistent through the entire period since 1982, during which the City has achieved surplus operating results, before discretionary transfers, for each fiscal year.

       World Trade Center Attack. On September 11, 2001, two hijacked passenger jetliners flew into the World Trade Center, resulting in a substantial loss of life, destruction of the World Trade Center and damage to other buildings in the vicinity. Trading on the major New York stock exchanges was suspended until September 17, 2001, and business in the financial district was interrupted. Recovery efforts are continuing in the City's financial district in lower Manhattan.

       Continuing recovery, clean up and repair efforts will result in substantial expenditures. The U.S. Congress passed emergency supplemental legislation which authorized $40 billion for increased disaster assistance, increased security costs, rebuilding infrastructure systems and other public facilities, and disaster recovery and related activities, at least $20 billion of which was originally intended for disaster recovery activities and assistance in New York, Pennsylvania and Virginia. Congress as of March 4, 2002, has already appropriated over $10 billion toward this $20 billion commitment to recovery, and funding is currently available to reimburse localities for clean up costs, to reimburse hospitals for lost revenue, and to provide funding for job training activities and economic redevelopment. On March 9, 2002 the President signed nation-wide economic stimulus legislation which includes $5.5 billion toward the $20 billion commitment in the form of temporary tax provisions aimed at creating redevelopment incentives for businesses located in the Liberty Zone, the area surrounding the World Trade Center site. The Liberty Zone provisions expand the work opportunity tax credit, authorize the issuance of $8 billion in tax-exempt private activity bonds, allow for advance refunding of certain bonds for facilities in New York City and increase the small business expensing limit. In addition, the State legislature increased the financing capacity of the Transitional Finance Authority (the "TFA") by $2.5 billion to fund the City's costs related to or arising from the September 11 attack ("Recovery Costs"), and has authorized the TFA to issue debt without limit as to principal amount that is payable solely from State or Federal aid received on account of the disaster.

       The City is seeking to be reimbursed by the Federal government for all of its direct costs for response and remediation of the World Trade Center site. These costs, as of March 4, 2002, are expected to be substantially below previous estimates. The City also expects to receive Federal funds for costs of economic revitalization and other needs, not directly payable through the City budget, relating to the September 11 attack.

       It is not possible to quantify at present with any certainty the long-term impact of the September 11 attack on the City and its economy, any economic benefits which may result from recovery and rebuilding activities and the amount of additional resources from Federal, State, City and other sources which will be required.

       City's Financing Program. Implementation of the City Financial Plan is dependent upon the City's ability to market its securities successfully. The City's financing program for fiscal years 2002 through 2006 contemplates access to approximately $32.1 billion (including $2.5 billion for Recovery Costs financing) through the issuance of bonds, including bonds of the Dormitory Authority of the State and other conduit debt, general obligation bonds to be issued by the City and bonds to be issued by the TFA, New York City Municipal Water Finance Authority (the "Water Authority") and TSASC, Inc. ("TSASC"), which issues debt secured by revenues derived from the settlement of litigation with tobacco companies selling cigarettes in the United States. The TFA and TSASC were created to assist the City in financing its capital program while keeping City indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur.

       In addition, the City issues revenue and tax anticipation notes to finance its seasonal working capital requirements (see "Seasonal Financing Requirements" within). The success of projected public sales of City, Water Authority, TFA, TSASC and other bonds and notes will be subject to prevailing market conditions. The City's planned capital and operating expenditures are dependent upon the sale of its general obligation debt, as well as debt of the Water Authority, TFA and TSASC.

       2002-2006 Financial Plan. On February 13, 2002, the City released the Financial Plan for the 2002 through 2006 fiscal years, which relates to the City and certain entities which receive funds from the City.

The Financial Plan is a modification to the financial plan submitted to the New York State Financial Control Board (the "Control Board") on June 13, 2001 (the "June Financial Plan") as modified on December 4, 2001 and December 31, 2001. The Financial Plan projects revenues and expenditures for the 2002 and 2003 fiscal years, balanced in accordance with GAAP, and projects gaps of $2.6 billion, $2.9 billion and $3.1 billion for fiscal years 2004 through 2006, respectively.

       The Financial Plan reflects changes since the June Financial Plan which decreased projected net revenues and increased projected net expenditures. Changes in projected revenues include a decline in projected net tax revenues of $792 million, $1.3 billion, $1.2 billion and $1.3 billion in fiscal years 2002 through 2005, respectively, reflecting primarily decreases in projected personal income, business and sales tax revenues as a result of the September 11 attack and the national recession. Changes in projected revenues also include: (i) an increase in projected tax revenues of $172 million, $349 million, $370 million and $390 million in fiscal years 2002 through 2005 as a result of not extending a previously enacted reduction in the personal income tax 14% surcharge; and (ii) a delay in the receipt of $250 million from the proposed sale of the New York City Off-Track Betting Corporation ("OTB") from fiscal year 2002 to fiscal year 2004. Changes in projected expenditures since the June Financial Plan include increased pension costs totaling $57 million, $208 million and $311 million for fiscal years 2003 through 2005, respectively, resulting primarily from investment losses in fiscal year 2001, and an increase in labor costs totaling $152 million, $170 million, $176 million and $181 million in fiscal years 2002 through 2005, respectively, to reflect the cost of wage increases for the uniformed forces coalition above the settlement with District Council 37 of the American Federation of State, Municipal and County Employees ("DC37"). Changes in projected expenditures also include: (i) increased expenditures aggregating $587 million, $1.0 billion, $1.3 billion and $1.5 billion in fiscal years 2002 through 2005, respectively, due to increased agency spending, increased costs for health insurance and reimbursement of eligible City retirees for Medicare Part B premiums, increased costs for settling claims against the City, increased education costs resulting from a reduction in State aid and increased health and welfare spending primarily for Medicaid; and (ii) debt service savings of $277 million, $441 million, $65 million and $5 million in fiscal years 2002 through 2005, respectively.

       The Financial Plan sets forth gap-closing actions to eliminate a previously projected gap for the 2002 and 2003 fiscal years and to reduce projected gaps for fiscal years 2004 through 2006. The gap-closing actions for the 2002 through 2006 fiscal years include: (i) additional City-wide agency savings and non-tax revenue actions totaling $1.3 billion, $1.9 billion, $1.3 billion, $1.3 billion and $1.3 billion for fiscal years 2002 through 2006, respectively; (ii) savings of $100 million in each of fiscal years 2003 through 2006 resulting from a voluntary early retirement and severance program; (iii) savings of between $500 million and $575 million in each of fiscal years 2003 through 2006 resulting from a fringe benefit cost containment program which will require approval by unions representing City employees and some of which will require State legislation; (iv) $1.5 billion of proceeds to be used in fiscal year 2003 from the issuance of Recovery Bonds or Notes by the TFA to mitigate a portion of the lost tax revenues in fiscal years 2002 and 2003 related to the September 11 attack; and (v) additional initiatives requiring Federal and State action of $800 million in fiscal year 2003 and $500 million in each of fiscal years 2004 through 2006. The State initiatives could include an increase in the City's cigarette tax, a longer phase-in of pension payments funding the cost of living adjustment, debt reform legislation to enable reduced debt service costs, early retirement initiatives, tort reform legislation, increased fines or fees or additional State aid, such as the restoration of recent budget cuts by the State. Subsequent to the release of the Financial Plan, one of the Federal initiatives was enacted in legislation which permits debt refinancing to lower debt service costs and which could result in projected savings of up to $150 million in fiscal year 2003. However, this legislation also includes Federal tax benefits which could result in a loss of $100 million to $200 million in City business tax revenues unless State legislation is enacted to decouple State tax rules from the Federal depreciation rules. Other Federal legislation providing flexibility in permitting debt refinancing to lower debt service costs, additional aid for security or additional Medicaid funding. The Financial Plan also includes a proposed discretionary transfer in the 2002 fiscal year of $260 million to pay debt service due in fiscal year 2003.

       The assumed decline in tax revenue growth reflects the September 11 attack and the national recession, which resulted in lower wage earnings, lower securities sector profits and corporate earnings, local job losses of approximately 100,000; and a disruption in tourism and related spending. Tax revenue projections may be subject to additional revision in the future to reflect changes in the economic forecast. The Financial Plan assumes that the City's costs relating to the September 11 attack will be paid in substantial part from Federal aid and funds provided by the TFA. The Financial Plan also assumes: (i) collection of projected rent payments for the City's airports, totaling $170 million, $315 million and $280 million in the 2003 through 2005 fiscal years, respectively, which depends on the successful completion of negotiations with The Port Authority of New York and New Jersey (the "Port Authority") or the enforcement of the City's rights under the existing leases through pending legal actions; (ii) State and Federal approval of the State and Federal actions proposed by the City in the Financial Plan; and (iii) the successful completion of the sale of OTB in 2004, which will require State legislative approval. The Financial Plan does not make any provision for wage increases, other than the pay increases discussed above for the contract period ending in fiscal year 2002, or for increased pension expenditures if investment of pension fund assets fails to achieve the statutorily set investment earnings target in fiscal year 2002. It can be expected that the Financial Plan will engender public debate, which will continue through the time the budget is scheduled to be adopted in June 2002, and that there will be proposals to increase spending. Furthermore, it is possible that projected savings and revenues will not be realized. Accordingly, the Financial Plan may be changed by the time the budget for fiscal year 2003 is adopted.

       The City's projected budget gaps for the 2005 and 2006 fiscal years do not reflect the savings expected to result from the prior years' program to close the gaps set forth in the Financial Plan. Thus, for example, recurring savings anticipated from the actions which the City proposes to take to balance the fiscal year 2004 budget are not taken into account in projecting the budget gaps for the 2005 and 2006 fiscal years.

       Assumptions. The Financial Plan is based on numerous assumptions, including the condition of the City's and the region's economies and the concomitant receipt of economically sensitive tax revenues in the amounts projected. The Financial Plan is subject to various other uncertainties and contingencies relating to, among other factors, the effects on the City economy of the September 11 attack, the extent, if any, to which wage increases for City employees exceed the annual wage costs assumed for the 2002 through 2006 fiscal years; realization of projected interest earning assumptions for pension fund assets and current assumptions with respect to wages for City employees affecting the City's required pension fund contributions; the willingness and ability of the State to provide the aid contemplated by the Financial Plan and to take various other actions to assist the City; the ability of Health and Hospitals Corporation (the "HHC"), the Board of Education (the "BOE") and other such agencies to maintain balanced budgets; the willingness of the Federal government to provide the amount of Federal aid contemplated in the Financial Plan; the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlement programs; adoption of the City's budgets by the City Council in substantially the forms submitted by the Mayor; the ability of the City to implement cost reduction initiatives, and the success with which the City controls expenditures; the impact of conditions in the real estate market on real estate tax revenues; and unanticipated expenditures that may be incurred as a result of the need to maintain the City's infrastructure. Certain of these assumptions have been questioned by the City Comptroller and other public officials (see "Certain Reports" within). In addition, the economic and financial condition of the City may be affected by various financial, social, economic and other factors which could have a material effect on the City.

       Subsequent to the release of the Financial Plan, the City announced that it is preparing a contingency program which would provide for additional City-wide agency savings of approximately $500 million in fiscal year 2003, which might include significant workforce reductions.

       Personal Service Costs. The Financial Plan projects that the authorized number of City-funded employees whose salaries are paid directly from City funds, as opposed to Federal or State funds or water or sewer funds, will increase slightly from an estimated level of 212,315 on June 30, 2002 to an estimated level of 212,655 by June 30, 2006, before implementation of out-year gap-closing programs included in the Financial Plan.

       In April 2001, the City and DC 37, which represents approximately 105,000 City employees, reached a labor agreement. The twenty-seven month agreement covers the period from April 1, 2000 through June 30, 2002 and provides for wage increases with a total overall cost of 9.26%. In addition, the contract contains a no layoff pledge and a redeployment agreement and allows the City to establish a merit pay program to provide additional raises based on employee performance. The City has reached additional settlements with other civilian unions which together cover over 15,000 employees. All of these contracts mirror the economic terms of the DC 37 pact.

       On July 27, 2001 the City reached a tentative settlement with a coalition of unions representing all of the employees in the uniformed forces with the exception of the Patrolmen's Benevolent Association ("PBA"). This coalition represents approximately 45,000 employees in the departments of Sanitation, Correction, Fire, and Police. The 30-month agreement provides for two 5% wage increases (the first paid on the 1st day of the agreement and the second paid one year later). In addition, it provides for an additional 1.5% to be spent on enhancements to compensation agreed to by the parties. The agreement also contains a merit pay provision, which allows management to reward exceptional performance by individual employees. The agreement has been ratified by eight of these unions representing approximately 23,000 employees. The contract was rejected by the Sergeants Benevolent Association which represents approximately 4,900 employees. The remaining five unions are continuing the contract ratification process.

       Since September 2000, the United Federation of Teachers (the "UFT") and the City have held nine bargaining sessions. Based on the UFT's request, the State Public Employment Relations Board ("PERB") appointed a mediator. The UFT requested on June 7, 2001 that PERB declare an impasse. Subsequently, PERB appointed a fact-finding panel. This panel only has the authority to give an advisory report that is not binding on either side. A recommendation is expected in March 2002.

       Pension Systems. The City maintains a number of pension systems providing benefits for its employees and employees of various independent agencies. The City's pension expenditures in fiscal year 2001 were $1.217 billion. Expense projections for fiscal years 2002 through 2006 are estimated at $1.620 billion, $2.006 billion, $2.280 billion, $2.585 billion and $3.038 billion, respectively. As of June 30, 2000, for the City's five major actuarial pension systems, the actuarial accrued liabilities exceeded the actuarial values of assets by $0.17 billion, down from an unfunded pension liability of $4.64 billion as of June 30, 1998.

       Intergovernmental Aid. For its normal operations, the City depends on aid from the State both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts projected; that State budgets will be adopted by the April 1 statutory deadline, or interim appropriations will be enacted; or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures. In addition, the Federal budget negotiation process could result in reductions or delays in the receipt of Federal grants, which could have adverse effects on the City's cash flow or revenues. The City assumes that the costs relating to the September 11 attack on the World Trade Center will be paid from Federal aid and borrowings by the TFA.

       The Financial Plan assumes that all existing Federal and State categorical grant programs will continue, unless specific legislation provides for their termination or adjustment, and assumes increases in aid where increased costs are projected for existing grant programs. The City's receipt of categorical aid is contingent upon the satisfaction of certain statutory conditions and is subject to subsequent audits, possible disallowance and possible prior claims by the State or Federal governments. Substantial disallowance of aid claims may be asserted during the course of the Financial Plan. The amount of such disallowance attributable to prior years declined from $124 million in the 1977 fiscal year to $46 million in the 2001 fiscal year. As of June 30, 2001, the City had an accumulated reserve of $210 million for future disallowance's of categorical aid.

       Certain Reports. The City's financial plans have been the subject of extensive public comment and criticism. From time to time, the staff of the Control Board, the Office of the State Deputy Comptroller (the "OSDC"), the City Comptroller, the City's Independent Budget Office (the "IBO") and others issue reports and make public statements regarding the City's financial condition, commenting on, among other matters, the City's financial plans, projected revenues and expenditures and actions by the City to eliminate projected operating deficits.

       In March 2002, the City Comptroller issued a report reviewing the City's preliminary budget for fiscal year 2003 and the Financial Plan. The report indicated that the Comptroller's Office expects the City to end fiscal year 2002 with a surplus of $553 million. With respect to fiscal year 2003, the report indicated that the City's projected balanced budget depends on a number of risky assumptions that could total as much as $1.884 billion. The report identified possible additional resources to the City of $870 million and stated that the City may still have a budget gap in fiscal year 2003 of $1.014 billion. The budget risks identified for fiscal year 2003 include (i) rents from the Port Authority ($182 million at risk); (ii) state and federal aid ($488 million at risk); (iii) fringe-benefit cost containment ($0 to $214 million at risk); (iv) debt restructuring program ($0 to $300 million at risk); (v) sale of depreciation rights ($0 to $100 million at risk);
(vi)surcharge on land-line and wireless phones which depend on state approval ($10 million to $45 million at risk); (vii) overtime ($227 million at risk);
(viii) future labor settlements ($0 to $227 million at risk); (ix) public assistance ($0 to $15 million at risk) and (x) pension costs ($0 to $86 million at risk).

       For subsequent years, the report projected budget gaps, including the gaps projected in the Financial Plan, of between $3.341 billion and $4.406 billion, $3.586 billion and $4.952 billion, and $4.089 billion and $5.565 billion in fiscal years 2004 through 2006, respectively. The principal budget risks identified for fiscal years 2004 through 2006 include (i) the next round of wage increases for City employees ( $0 to $697 million, $227 million to $1.233 billion and $697 million to $1.749 billion at risk for the 2004 through 2006 fiscal years, respectively); (ii) federal and state actions ($392 million at risk in each year); (iii) fringe benefit cost containment ($318 million, $310 million and $374 million at risk for the 2004 through 2006 fiscal years, respectively); (iv) back rental incomes for the City's airports from the Port Authority ($280 million, $245 million and $0 at risk for the 2004 through 2006 fiscal years, respectively); (v) overtime ($267 million at risk in each year); and (vi) the sale of OTB ($250 million at risk in fiscal year 2004 only). Additional risks include (i) airport rental income from the Port Authority ($47 million at risk in each year); (ii) emergency 911 revenue (between $10 million and $45 million at risk in each year); and (iii) public assistance caseload ($15 million at risk in each year).
With respect to HHC, the report noted that the City projects a closing cash balance of $162 million for fiscal year 2002, a projected operating loss of $280 million for fiscal year 2003, and projects operating deficits for HHC to range between $371 million in fiscal year 2004 and $399 million in fiscal year 2006. The report further noted that after adjusting for expected revenue and savings actions totaling $205 million, the City projects a year-end cash balance of $87 million for HHC in fiscal year 2003. The report noted that as in fiscal year 2003, the majority of the gap-closing measures for the out-years are predicated on Federal and State actions to generate additional revenues and that the City has not provided specific details on most of these gap-closing actions. The report further noted that after adjusting for these actions, the City projects HHC to achieve year-end cash balances of between $41 million to $43 million in each of fiscal years 2004 through 2006.

       The report also noted that pension investments have lost approximately 4.3% during fiscal year 2002 through February 28, 2002, while the Financial Plan assumes that pension investments will earn 8% every fiscal year. The report noted that for each percent difference between the investments return on pension assets in fiscal year 2002 and the 8% assumption, calculated at the close of business on the last day of fiscal year 2002, the City's pension costs would increase by $7 million in fiscal year 2003, $18 million in fiscal year 2004, $33 million in fiscal year 2005, $51 million in fiscal year 2006 and $72 million in fiscal year 2007.

       With respect to the City's capital program, the report noted that between fiscal years 2002 and 2006 debt service on City general obligation bonds, MAC debt, TFA debt, TSASC debt and lease-purchase debt, and interest on short-term notes, is projected to grow at an annual rate of 9.2%. The report also commented that the City's infrastructure was greatly neglected in the decade following the fiscal crisis of the mid-1970's and that in order to bring its infrastructure to a state of good repair the City has spent far more in recent years than it would have normally expended on scheduled maintenance and replacement of physical assets. The report commented that the result is that debt service is growing nearly twice as fast as projected tax revenue growth of 4.9% and is projected to consume 20 cents of every dollar in tax revenue by fiscal year 2006.

       With respect to the City's economy, the report commented that the outlook for the City's economy is less promising than the outlook for the nation's. The report noted that the City's economy began its recovery from the last recession later than the nation's, in 1993. The report commented that the damage to the City's infrastructure from the September 11 attack suggests that the City's recovery is again likely to lag the nation's.

       On August 25, 1998, the City Comptroller issued a report reviewing the current condition of the City's major physical assets and the capital expenditures required to bring them to a state of good repair. The report estimated that the expenditure of approximately $91.83 billion would be required over the next decade to bring the City's infrastructure to a systematic state of good repair and address new capital needs already identified, and that the City's current Ten-Year Capital Strategy, together with funding received from other sources, is projected to provide approximately $52.08 billion. This represents the first time the Comptroller has issued such a report since May 1979. The capital need identified in the 1979 report was approximately two times greater than the actual capital expenditures for the period covered by that report. OMB notes that in the 1979 report, the Comptroller identified a capital need over seven times greater than the capital budget then proposed by the Mayor. The Comptroller's 1998 report estimates a capital need of approximately twice the amount of the capital spending proposed by the Mayor. The 1998 report noted that the City's ability to meet all capital obligations is limited by law, as well as funding capacity, and that the issue for the City is how best to set priorities and manage limited resources.

       On March 12, 2002, the staff of the OSDC issued a report on the Financial Plan. The report noted that the City's economy had begun to decline by the middle of calendar year 2001, when the national slowdown began to affect the City's manufacturing, trade, finance and business services sectors, and that the destruction of the World Trade Center led to a severe local downturn with significant job losses, prolonged business closings, transportation disruptions, the start of business relocations and lower tax revenues. For fiscal years 2003 through 2006 the report identified net risks of $1.9 billion, $2.2 billion, $2.0 billion and $1.7 billion, respectively, which, when added to the gaps projected in the Financial Plan, would result in gaps of $1.9 billion, $4.7 billion, $4.9 billion and $4.8 billion in fiscal years 2003 through 2006, respectively. The report noted that the projected gap for fiscal year 2003 is the largest ever projected by the City, at this point in the financial planning process, since the budget was first balanced in accordance with GAAP in fiscal year 1981.

       The risks to the Financial Plan identified in the report for fiscal years 2003 through 2006 include: (i) the assumed receipt of $650 million in Federal and State assistance in fiscal year 2003, and $500 million annually thereafter, only a portion of which the City is likely to realize; (ii) assumed annual reductions in health insurance and other fringe benefits of $500 million in fiscal year 2003, increasing to $575 million in fiscal year 2006, which are subject to negotiations with the City's municipal unions; (iii) certain initiatives in the proposed agency program, such as suspension of part of the recycling program and reduced subsidies to libraries and cultural institutions, totaling approximately $200 million annually, which require State, City Council or union approval; (iv) the assumed receipt of $100 million annually in savings from an early retirement or severance program; and
(v) the proposed sale of tax credits with respect to the depreciation of certain City assets for $100 million in fiscal year 2003. Additional risks identified in the report include: (i) possible increased Medicaid costs of $100 million annually in each of fiscal years 2005 and 2006; (ii) possible decreased property tax revenues of $80 million in each of fiscal years 2004 and 2005 due to slower than anticipated growth in property tax assessments as a result of the September 11 attack and the slowdown in the national economy;
(iii) possible delays in receipt of Port Authority lease payments assumed in the Financial Plan; (iv) additional pension contributions of $70 million in each of fiscal years 2003 through 2006 to take into account teachers' summer school salaries and other per session earnings; (v) the possibility of increased police overtime spending of $100 million in each of fiscal years 2003 through 2006; and (vi) the receipt of $250 million in fiscal year 2004 from the sale of OTB, which requires State approval. The report also notes that the Financial Plan reflects the use of $488 million of bond proceeds from the TFA in fiscal year 2002 for costs related to the World Trade Center, the use in fiscal year 2003 of a proposed $1.5 billion TFA financing to pay for revenues lost as a result of the September 11 attack, and an increase to ten years from the previous five-year phase-in of pension payments funding a cost of living adjustment, which would reduce the City's pension costs by $884 million in fiscal years 2003 through 2006, and notes that each of these actions will increase City costs in subsequent fiscal years.

       In addition to the risks identified in the report, the report noted potential shortfalls in funding for BOE of approximately $600 million in each of fiscal years 2003 through 2006, reflecting a reduction in City funding and uncertainty with respect to assumed increased State aid to help fund BOE wage increases. The report also noted that the City's estimates for fiscal years 2003 through 2006 do not take into account the potential for larger wage increases for teachers, firefighters and police officers than those granted to other unions, or the potential for a decline in pension fund asset values, which have lost 4% in the first eight months of fiscal year 2002. The report noted that each additional 1% increase for teachers, police officers and firefighters above those granted to other civilian and uniformed employees would increase costs by approximately $80 million annually, and a loss in fiscal year 2002 in pension fund asset values of 4% could cost the City $75 million, $185 million, $330 million and $515 million in fiscal years 2003 through 2006, respectively. The report also noted that the Financial Plan makes no provision for any wage increases after June 2002. A wage increase at the inflation rate would widen the gaps by $165 million in fiscal year 2003, $725 million in fiscal year 2004, $1.2 billion in fiscal year 2005 and $1.8 billion in fiscal year 2006. With respect to HHC and the MTA, the report noted that: (i) HHC faces cash deficits in fiscal years 2004 and 2005 of approximately $400 million, which may require additional City assistance; and
(ii) the September 11 attack severely affected the MTA's operating and capital budgets, which were deteriorating before the September 11 attack due to the slowing economy, by reducing economically sensitive revenues, such as fares, tolls and taxes, which fund 85% of its operations. The report noted that, although the MTA has not released current projections for calendar years 2003 and 2004, OSDC has previously projected that budget gaps for the MTA could exceed $1 billion in each of calendar years 2003 and 2004. Finally, the report noted that the City's debt service burden will rise from 15.9% tax revenues in fiscal year 2001 to 19% of tax revenues by fiscal year 2005, despite a proposed cut in planned capital spending.

       On March 11, 2002, the IBO issued a report reviewing the City's preliminary budget for fiscal year 2003 and the Financial Plan. The IBO report projected a gap of $397 million for fiscal year 2003, and gaps of $3.08 billion, $3.26 billion and $3.24 billion for fiscal years 2004 through 2006, respectively, including the gaps projected in the Financial Plan. The increased gaps projected by the IBO reflect uncertainty concerning the proposed sale of OTB in fiscal year 2004, the receipt of projected airport rents in fiscal years 2003 through 2006, and the possibility of increased expenditures, including expenditures for police overtime, Medicaid, public assistance and public schools. The gaps projected by the IBO assume the successful implementation in fiscal year 2003 of a number of gap-closing proposals in the preliminary budget, including $800 million in Federal and State initiatives, $441 million in savings from debt refinancing and $500 million from reducing the growth in fringe benefit costs for City workers, each of which requires approval of the State Legislature and/or the City's unions.

       On March 21, 2002, the staff of the Control Board issued a report reviewing the Financial Plan. The report commented that the structural fiscal problem facing the City is clearly illustrated on the face of the Financial Plan, that the City cannot rely solely on a resurgent economy to solve its fiscal problems and that structural budget balance will be achievable only if expenditure growth is tightly controlled, while recurring revenues are given the opportunity to expand. The report noted that the City's multi-billion dollar surplus, developed over the past six years, which was expected to provide a cushion against an economic downturn, is being utilized to support budget balance for fiscal year 2002. The report commented that the Financial Plan contains a plausible approach to fiscal year 2002 budget balance but that the preliminary budget for fiscal year 2003 presents a more difficult assessment. The report noted that over 40 percent of the fiscal year 2003 gap-closing program relies on agency spending reductions and non-tax revenue enhancements and that an additional 27 percent is projected to come from intergovernmental aid and fringe benefit cost containment. The report further noted that in addition to the $1.5 billion in TFA borrowing planned to be utilized to close the fiscal year 2003 budget gap, the City is relying upon the use of more than $800 million in additional non-recurring resources to balance the fiscal year 2003 budget.

       With respect to fiscal years 2003 through 2006, the report identified net risks of approximately $1.99 billion, $2.11 billion, $1.87 billion and $1.59 billion, respectively, which, when combined with the gaps projected in the Financial Plan, resulted in estimated gaps of approximately $1.99 billion, $4.68 billion, $4.79 billion and $4.70 billion for fiscal years 2003 through 2006, respectively.

       With respect to the economy the report commented that there is a limit to what a strong economy can do for the City and that it will not greatly improve the outlook for City tax revenue because much of the sharp plunge in receipts stems from the bursting of the Wall Street technology and new media bubble aggravated by the destruction of the World Trade Center. The report further commented that while Wall Street's fortunes are expected to slowly improve, there is a general consensus that Wall Street related income flows will not soon regain the heights achieved in 1999 and 2000.

       Seasonal Financing Requirements. The City since 1981 has fully satisfied its seasonal financing needs in the public credit markets, repaying all short-term obligations within their fiscal year of issuance. The City anticipates that its seasonal financing need for its 2002 fiscal year will be satisfied by the issue of $1.5 billion of short-term obligations in October 2001. The City issued $750 million of short-term obligations in fiscal year 2001 to finance the City's projected cash flow needs for fiscal year 2001 and issued the same amount of short-term obligations in fiscal year 2000 to finance its cash flow needs for that year. The delay in the adoption of the State's budget in certain past fiscal years has required the City to issue short-term notes in amounts exceeding those expected early in such fiscal years.

       Ratings. As of March 13, 2002, Moody's rated the City's outstanding general obligation bonds A2, Standard & Poor's rated such bonds A and Fitch rated such bonds A+. On July 16, 1998, Standard & Poor's revised its rating of City bonds to A- from BBB+. On September 13, 2000, Standard & Poor's revised its rating of City bonds upward to A. Moody's rating of City bonds was revised in August 2000 to A2 from A3. On March 8, 1999, Fitch revised its rating of City bonds upward to A from A- and on September 15, 2000, Fitch revised its rating to A+. On November 16, 2001, Moody's revised its outlook on City bonds to negative from uncertain. Such ratings reflect only the views of Moody's, Standard & Poor's and Fitch. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of City bonds.

       Outstanding Indebtedness. As of December 31, 2001, the City and the Municipal Assistance Corporation for the City of New York had respectively approximately $27.27 and $2.17 billion of outstanding net long-term debt. As of October 11, 2001, the Water Authority had approximately $10.26 billion aggregate principal amount of outstanding bonds, inclusive of subordinate bonds, and a $600 million commercial paper program.

       Water, Sewer and Waste. Debt service on Water Authority indebtedness is secured by water and sewer fees paid by the users of the City's water and sewer system. State and Federal regulations require the City's water supply to meet certain standards to avoid filtration of the Catskill/Delaware water supply system. The City's water supply now meets all technical standards and the City's current efforts are directed toward protection of the watershed area. The City has taken the position that increased regulatory, enforcement and other efforts to protect its water supply, relating to such matters as land use and wastewater treatment, will preserve the high quality of water in the Catskill/Delaware water supply system and prevent the need for filtration. In accordance with the New York City Watershed Memorandum of Agreement which was signed on January 21, 1997, among the City, the State, the U.S. Environmental Protection Agency, the communities in the watershed area and several environmental groups, on May 6, 1997, the U.S. Environmental Protection Agency granted the City a filtration avoidance waiver through April 15, 2002. The City has estimated that if filtration of the Catskill/Delaware upstate water supply system is ultimately required, the construction expenditures required could be between $3 billion and $4 billion.

       Legislation passed by the State prohibits the disposal of solid waste in any landfills located within the City after December 31, 2001. The Financial Plan includes the estimated costs of phasing out the use of landfills located within the City. The Financial Plan includes the elimination of the composting program and an eighteen month suspension of metal, glass, and plastic ("MGP") recycling while the City develops a more economically viable recycling program. The New York City Recycling Law, Local Law No. 19 ("Local Law No. 19") for the year 1989, set requirements for increasing the tonnage of solid waste that is recycled by the Department of Sanitation and its contractors. Pursuant to court order, the City is currently required to recycle 5,740 tons per day of solid waste. Based on the City's plan to temporarily suspend recycling of MGP, total city-wide recycling will decrease from approximately 2,600 tons per day to approximately 1,500 tons per day. The proposed changes will not be implemented prior to July 1, 2002 and the Mayor is pursuing changes to local law to reflect the City's recycling proposals. If local law is not changed and the City is unable to comply with Local Law No. 19, it may incur substantial costs.

       Litigation. The City is a defendant in a significant number of lawsuits. While the ultimate outcome and fiscal impact, if any, on the City of the proceedings and claims are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the City's ability to carry out the City Financial Plan. The City has estimated that its potential future liability on account of outstanding claims against it as of June 30, 2001 amounted to approximately $4.2 billion.

       Public Assistance. The average number of persons receiving income benefits under public assistance programs is projected to be 462,906 per month in the 2002 fiscal year. The Financial Plan projects that the average number of recipients will decrease by 13.4% in the 2002 fiscal year from the average number of recipients in the 2001 fiscal year. The Financial Plan assumes that public assistance grant levels will remain flat in the 2002 fiscal year. Of total public assistance expenditures in the City for the 2002 fiscal year, the City-funded portion is projected to be $379.1 million, a decrease of 1.7% from the 2001 fiscal year, and is projected to increase to $406.4 million in fiscal year 2006.

New York State

       The information in this section is obtained primarily from the State's Annual Information Statement for the 2001-2002 fiscal year, updated as of January 31, 2002 (the "January Update"). Unless otherwise indicated, this section speaks as of that date. Except where GAAP results are specifically indicated, State financial plan information and projections are shown on a cash basis.

       Recent Economic Developments. The New York State Division of the Budget ("DOB") estimates that tens of thousands of jobs have been lost or displaced from New York, at least temporarily, due to the events of September 11. The sector hardest hit by the disaster was the finance industry, which is estimated to have lost more than 30,000 jobs, many of whom have been either laid off or relocated out-of-state. Other industries expected to experience severe losses are business and media services, hotel and motel services, retail trade, arts and entertainment services, and transportation. In contrast, as part of the reconstruction process, the construction sector is expected to experience a net gain in employment. On an annual average basis, State employment is expected to grow a modest 0.1 percent for 2001 and decline
1.2 percent for 2002.

       DOB estimates that the events of September 11 will also have a significantly negative impact on securities industry profits. The fall in profit growth is expected to result in a severe decline in finance and insurance industry cash bonuses. This decline will likely be exacerbated by firms weighting their bonus payouts more heavily than usual in favor of stock options as well as by the transfer of dislocated workers out-of-state. Lower growth in both employment and bonus income is expected to result in personal income growth of 2.6 percent for 2001, followed by growth of 1.1 percent for 2002.

       The most significant risks to the New York economic forecast pertain to the pace of layoffs related to the events of September 11, and the impact of both the disaster itself and deteriorating economic conditions on wages. The possibility of yet another terrorist attack on the New York City area poses a substantial negative risk to the DOB forecast. Fewer layoffs, stronger financial markets, and higher bonuses than projected would result in a stronger State economy than reflected in the current forecast. Similarly, greater job losses, weaker financial markets, and smaller bonus payments than expected would result in a weaker State economy.

       The New York Economy. New York is one of the most populous states in the nation and has a relatively high level of personal wealth. State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because New York City is a regional employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and size of the base to which State taxation applies. The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The services sector accounts for more than three of every ten nonagricultural jobs in New York and has a noticeably higher proportion of total jobs than does the rest of the nation. Manufacturing employment continues to decline in New York, as in most other states, and New York's economy is less reliant on this sector than in the past. Wholesale and retail trade is the second largest sector in terms of nonagricultural jobs in New York but is considerably smaller when measured by income share. The finance, insurance and real estate sector is far more important in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes about one-fifth of total wages. Farming is an important part of the economy in rural areas, although it constitutes a very minor part of total State output. Federal, State and local government together are the third largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected during a recession that is concentrated in the services sector. The State and the City are particularly vulnerable to an unexpectedly poor performance by the financial markets, which could reduce securities industry rates of profit and bonus payment growth.

       Economic and Demographic Trends. In the calendar years 1990 through 1998, the State's rate of economic growth was somewhat slower than that of the nation. In particular, during the 1990-91 recession and post-recession period, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and has been slower to recover. However, the situation has been improving during recent years. In 1999, for the first time in 13 years, the employment growth rate of the State surpassed the national growth rate, and, in 2000, the rates were essentially the same. Although the State unemployment rate was higher than the national rate from 1991 to 2000, the gap between them has narrowed in recent years. Total State nonagricultural employment has declined as a share of national nonagricultural employment.


       The following table compares population change in the State and in the
United States since 1960.
                                                                Population
                                            Comparative Figures
                                            -------------------------------
                                                                                US
                                                                                -----------------------------------

                     State
                     ------------------------------------------------------
                                            % Change                                                    % Change
                     Total                  From               Percentage          Total                from
                     Population             Preceding          of U.S.             Population           Preceding
                     (thousands)            Period             Population          (thousands)          Period
                     -----------------      ----------------   ------------        --------------       -----------
1960                 16,782                 13.2               9.4                 179,323              18.5
1970                 18,241                 8.7                9.0                 203,302              13.4
1980                 17,558                 (3.7)              7.8                 226,542              11.4
1990                 17,990                 2.5                7.2                 248,710              9.8
2000                 18,976                 5.5                6.7                 281,422              13.2


------------
Source:                 US         Department      of       Commerce,    Census    Bureau.

       The most significant risks to the State economic forecast revolve around the impact of the World Trade Center disaster, which occurred during the State's first economic slowdown since the recession of the early 1990s. The disaster could trigger weaker financial market activity than currently projected, resulting in lower bonus payments and, therefore, lower wages and personal income than indicated by the New York State Division of the Budget ("DOB") forecast. Moreover, weaker stock market performance than projected could produce a lower level of capital gains realizations and, hence, reduced taxable personal income. Additionally, weaker State employment growth than currently projected and job relocations associated with the World Trade Center destruction could produce lower wage and personal income levels. For an additional discussion of the potential impact of this disaster on the State's economy, see the section entitled "Special Considerations".

       Recent Events. The Congress has appropriated $10.4 billion of Federal aid for disaster response and reconstruction activities related to the World Trade Center ("WTC") attacks. The majority of the Federal disaster aid is expected to flow from the Federal Emergency Management Agency through the State Emergency Management Office (SEMO) to New York City and surrounding localities affected by the disaster. This "flow-through" spending is not counted in the State's All Governmental Funds estimates, and is expected to have a positive economic impact on the State and New York City. Over the next two years, Federal money is expected to finance, among other things, payments to the victims of the attack ($203 million), State Police and the Division of Military and Naval Affairs staffing costs directly related to the disaster ($98 million), expanded counseling and trauma services ($59 million), and infrastructure repairs ($40 million).

       On January 8, 2002, the State reached a tentative settlement in school desegregation litigation concerning the City of Yonkers. Under the terms of the settlement, which must be approved by the federal court with jurisdiction in the case, the State has agreed to pay $300 million to Yonkers over the next five years in roughly equal annual installments ($10 million of this amount has already been paid). To finance the fiscal year 2001-02 and fiscal year 2002-03 costs of the settlement, the State plans to use the $151 million balance in the Contingency Reserve Fund, which was established to help the State pay costs related to litigation.

       On January 16, 2002, the State enacted certain amendments to the Health Care Reform Act of 2000. The amendments authorize $1.93 billion in new spending on health care initiatives over the two and one-half year period ending June 30, 2004. The State's share of this new spending, which is estimated at $774 million, is expected to be financed from, among other sources, a 39 cent increase in the cigarette tax, the reestablishment of the "covered lives assessment" on health insurers, and, subject to federal approval, a three percent increase in the federal matching rate for Medicaid expenditures beginning October 1, 2002. The amendments also provide for the financing through non-General Fund resources of a number of health programs that were previously in the General Fund. The State expects that these changes will provide $785 million in General Fund Financial Plan savings in 2002-03.

       On January 22, 2002, the Governor submitted his Executive Budget for 2002-03, which contained an updated Financial Plan for the 2001-02 fiscal year and a recommended Financial Plan for the 2002-03 fiscal year. The revenue forecast on which these Financial Plans are based reflects both the impact of the WTC disaster and the national economic downturn. The interrelated effects of the terrorist attacks and the broader weakening in the economy are not possible to separate accurately, but the combined revenue losses associated with these events is still expected to be within the range originally estimated by DOB in November 2001. See "Interim Tax Receipt Results" within.

       DOB in the January Update estimates a projected revenue shortfall for the 2001-02 fiscal year of $1.08 billion, or $418 million below the November 2001 estimate. DOB expects that the shortfall will be closed through the use of $646 million in reserves and $435 million in administrative and legislative actions that have already been accomplished. By comparison, the November estimate had projected the use of $1.50 billion in General Fund reserves to help balance the 2001-02 year. After accounting for other revisions to the 2001-02 Financial Plan, DOB projects a General Fund closing balance of $2.08 billion, an increase of $862 million from the Mid-Year Financial Plan. This total includes a planned $83 million deposit to the Tax Stabilization Reserve Fund at the close of the 2001-02 year. See "Interim Tax Receipt Results" within for a discussion of interim financial trend information indicating shortfalls in State tax receipts below the projections in the January Update.

       DOB reports that the 2002-03 Financial Plan closes a General Fund budget gap originally projected at $5.7 billion. Legislative and administrative actions to date have reduced this gap by $581 million, and enactment of the HCRA legislation described above lowered it by another $785 million. The Governor has proposed to close the remaining $4.3 billion budget gap with $1.91 billion in recurring spending reductions and revenue actions, $1.13 billion in General Fund reserves, $885 million in reserves from the Temporary Assistance for Needy Families (TANF) program, and $490 million in one-time actions (excluding $72 million in fund balances available through HCRA). See "2002-03 Fiscal Year (Executive Budget Forecast)" within.

       Overview of the 2001-2002 Fiscal Year. The State's 2001-02 fiscal year began on April 1, 2001 and ends on March 31, 2002. The Legislature failed to take final action on the Executive Budget by April 1, but did enact appropriations for State-supported, contingent, contractual, and certain other debt service obligations for the entire 2001-02 fiscal year on March 29, 2001. The State Legislature also passed legislation that extended certain revenue-raising authority and made interim appropriations for State personal service costs, various grants to local governments, and certain other items through August 2, 2001. In prior years, the State Legislature enacted similar interim appropriations to permit operations to continue until the Legislature took final action on the Executive Budget. The State revised the cash-basis 2001-02 State Financial Plan on January 22, 2002 (the "January Plan") with the release of the 2002-02 Executive Budget. The January Plan projects that the State will close the 2001-02 fiscal year with a cash balance of $2.08 billion in the General Fund.

       In fiscal year 2001-02, General Fund receipts, including transfers from other funds, are expected to total $42.43 billion, an increase over the $39.88 billion total for fiscal year 2000-01. Personal income tax ("PIT") receipts are now projected to total $26.98 billion in 2001-02, an increase over the $23.56 billion total for 2000-2001 fiscal year.

       The January Plan projects user tax and fee tax receipts to total $7.08 billion in the 2001-02 year, a decline from $7.40 billion in the 2000-01 fiscal year.

       DOB projects business tax collections at $3.83 billion, a decline from the $4.33 billion actual results for the 2000-2001 fiscal year.

       General Fund disbursements, including transfers to other funds, are projected to total $41.46 billion in fiscal year 2001-02, an increase over the 2000-01 level of $39.70 billion.

       DOB projects a closing balance in the General Fund of $2.08 billion in 2001-02, excluding amounts on deposit in the refund reserve account, as described below. The balance is comprised of $1.13 billion in reserves for economic uncertainties (all of which will be used to help balance the 2002-02 Financial Plan); $710 million in the Tax Stabilization Reserve Fund, after a planned $83 million deposit in 2001-02; $142 million in the Community Projects Fund, which pays for Legislative and gubernatorial initiatives; $81 million in the Contingency Reserve Fund after the use of $70 million to finance a portion of the State's settlement in the Yonkers desegregation lawsuit; and $11 million in the Universal Pre-Kindergarten Fund.

       GAAP Basis. The General Fund GAAP Financial Plan for 2001-02 projects total revenues of $38.50 billion, total expenditures of $41.03 billion, and net other financing uses of $188 million. The State projects an operating deficit in the General Fund of $2.72 billion. The State's accumulated General Fund GAAP surplus is projected to total $1.45 billion at the end of fiscal year 2001-02.

       Interim Tax Receipt Results. On March 4, 2002, the State indicated that based upon preliminary results through the end of February 2002, tax receipts fell short of 2001-02 Financial Plan projections by $500 million for this period. The State indicated that it is unclear how much of this shortfall is related to the timing of tax payments, and how much is related to deteriorating economic conditions. The State further indicated that any potential shortfalls in the 2001-02 fiscal year could be offset by the use of reserves in the 2001-02 fiscal year. The State had previously projected a balance of $1.13 billion in the reserve for economic uncertainty (which had been planned for use in the 2002-03 fiscal year) and $710 million in the Tax Stabilization Reserve Fund as of March 31, 2002.

       The disclosure guidance by the State stated that it should be noted that even in the event of a $500 million year-end decline in planned receipts, the overall 2001-02 revenue loss for the State as a result of the World Trade Center disaster and the national economic downturn remains within the range of $1 billion to $3 billion as set forth in the State's previous projections, is essentially equivalent to the $1.50 billion revenue shortfall projected in the November 2000 update to the State's Annual Information Statement, but is above the $1.08 billion revenue shortfall projected in the January Update.

       2002-03 Fiscal Year (Executive Budget Forecast). The Governor presented his 2002-03 Executive Budget to the Legislature on January 22, 2002. Under the Governor's Executive Budget, total General Fund receipts, including transfers from other funds, are projected at $38.85 billion, a decrease of $3.58 billion from the 2001-02 fiscal year. In addition, available General Fund balances of $1.37 billion are expected to be used in the 2002-02 fiscal year, bringing the total projected resources to $40.22 billion in 2002-03.

       There can be no assurance that the Legislature will enact into law the Governor's Executive Budget, or that the State's adopted budget projections will not differ materially and adversely from the projections set forth in the Executive Budget. See "Interim Tax Receipt Results" above. Excluding the impact of refund reserve and STAR actions on receipts, General Fund tax receipts are expected to increase by slightly less than one percent. The combined effect of the WTC attacks and the national economic slowdown are the main reasons for the expected slow growth in tax receipts.

       Personal income tax collections deposited to the General Fund for fiscal year 2002-03 are projected to total $23.29 billion, a decrease of $3.69 billion (14 percent) from fiscal year 2001-02. This change is due largely to the impact of refund reserve and STAR actions on income tax receipts. In addition, the decline is due to decreases in income tax liability mainly attributable to the significant weakening in the economy following the events of September 11. The 2002-03 Financial Plan projects that tax liability will decrease annually by 5.4 percent in 2001 and 0.9 percent in 2002. Declines in State employment, wages, Wall Street bonuses, and non-wage income levels contribute to an adjusted gross income decline for 2001 and a minimal increase for 2002.

       User tax and fee receipts are projected to total $7.07 billion in fiscal year 2002-03 a decrease of $13 million from fiscal year 2001-02. The annual decrease is caused in part by the incremental impact of approximately $70 million in already-enacted tax reductions, and the earmarking of certain motor vehicle fees and the auto rental tax to dedicated transportation funds. Adjusted for these changes, the underlying growth of user tax and fee receipts is projected at 3.7 percent.

       In fiscal year 2002-03, receipts from the sales and use tax, the largest component of user tax and fee receipts, are projected to total $6.29 billion, an increase of $165 million from fiscal year 2001-02. Weakness in the economy in 2001 produced an actual decline in the base of the sales and use tax for fiscal year 2001-02 of 1.9 percent.

       Business taxes (which included corporation and utility taxes, corporate franchise taxes, insurance taxes, and other business taxes), are expected to total $3.78 billion in fiscal year 2002-03, $54 million below fiscal year 2001-02 estimated results.

       Miscellaneous receipts for fiscal year 2002-03 are projected to be $1.61 billion, essentially unchanged from fiscal year 2001-02. The estimate projects a large reduction in investment income that is more than offset by several one-time receipts.

       Transfers from other funds are projected to total $2.33 billion in fiscal year 2002-03, an increase of $172 million from fiscal year 2001-02.

       General Fund disbursements, including transfers to other funds, are recommended to decline by 3.0 percent to $40.22 billion, a decrease of $1.23 billion from 2001-02.

       The State's Executive Branch All Funds workforce is projected to be 191,100 by the end of 2002-03, a decrease of approximately 5,000 from November 2001. This reduction is expected to be achieved primarily through attrition.

       DOB projects that a total of $562 million in non-recurring actions are used in the 2002-03 Financial Plan.

       The State projects a General Fund closing balance of $710 million at the end of the 2002-03 fiscal year, a decline of $1.37 billion from 2001-02. The balance of $710 million represents the monies on deposit in the Tax Stabilization Reserve Fund, which is available to guard against unforeseen shortfalls during the fiscal year. In addition, the State expects to have a balance of $677 million in the tax refund reserve account at the close of fiscal year 2002-03.

       Future Fiscal Years. State law requires the Governor to propose a balanced budget each year.

DOB projects budget gaps of $2.8 billion in the 2003-04 fiscal year and $3.3 billion in the 2004-05 fiscal year. The gap projections assume the Legislature will enact the 2002-03 Executive Budget in it entirety. The projections do not include unspecified spending "efficiencies." The outyear forecast is subject to greater volatility than in previous years due to the economic uncertainties surrounding the WTC attacks and the national recession.

       If the projected budget gap for 2003-04 is closed with recurring actions, the 2004-05 budget gap would be reduced to $447 million. In recent years, the State has closed projected budget gaps which DOB estimated at $5.0 billion (1995-1996), $3.9 billion (1996-1997), $2.3 billion (1997-1998), and less than $1.0 billion (1998-1999 through 2000-2001). DOB projects that the 2002-03 Executive Budget closes a budget gap of $5.7 billion.

       Special Considerations. The President has authorized the federal government to provide 100 percent reimbursement for New York for the cleanup and reconstruction costs related to the World Trade Center disaster (net of private insurance). The State expects to receive federal disaster assistance of $1.53 billion in 2001-02 and $3.74 billion in 2002-03 that will be passed directly to localities.

       The terrorist attacks in New York City and the national recession are expected to have materially adverse financial consequences for the State. The combined effect of both events introduces significant uncertainty into the current Financial Plan estimates.

       In the long term, the most significant risk is the possible loss of financial sector firms and related businesses to other states. The financial sector is an important economic activity in the State and a substantial reduction in its operations would likely have an adverse impact on State tax revenues, leading to material changes to the Executive Budget projections and the State's outyear projections of receipts, adding further pressure to budget balance in future fiscal years.

       In addition to the recent terrorist attacks in New York City, many other complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and events that are not subject to the State's control. The Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies.

       In every year, many uncertainties exist in the forecast of the national and State economies. Given the recent terrorist attacks, the nation's wartime preparations, and the volatility in financial markets, such uncertainties are significantly more pronounced at this time. For example, the current downturn in the financial markets could continue over a sustained period. The securities industry is more important to the New York economy than to the national economy as a whole, potentially amplifying the impact of such a downturn. A large negative change in stock market performance during the forecast horizon could result in wage and unemployment levels that are significantly different from those embodied in the current forecast.

       Two variables which stand out as being particularly vulnerable to financial market volatility, and which are closely associated with the recent strength of State personal income tax receipts, are finance sector bonus income and capital gains realizations. Historically, financial sector bonus income has been closely tied to security firm profits. With many Wall Street profit-making activities (such as initial public offerings and mergers and acquisitions) now significantly below 2000 levels, DOB is forecasting a significant decline in financial sector profits for 2001 and 2002. DOB also expects that the decline in equity values observed since early 2000, combined with the recent decline in the average holding period for equities, will produce a decline in capital gains realizations for the 2001 calendar year. Both bonus income and capital gains realizations have historically been subject to a high degree of variation and may produce results below DOB's current forecast.

       An ongoing risk to the State Financial Plan arises from the potential impact of certain litigation and federal disallowance now pending against the State, which could produce adverse effects on the State's projections of receipts and disbursements. The Financial Plan assumes no significant federal disallowance or other federal actions that could adversely affect State finances. For more information on certain litigation pending against the State, see the section entitled "Litigation".

       The United States Congress frequently considers changes to Federal income tax law. Since the State uses federal taxable income as the starting point for calculating taxable income, such changes in Federal law could adversely impact State tax revenues.

       Prior Fiscal Years (GAAP-Basis). GAAP requires fund accounting for all government resources and the modified accrual basis of accounting for measuring the financial position and changes therein of governmental funds. The modified accrual basis of accounting recognizes revenues when they become measurable and available to finance expenditures, and expenditures when a liability to pay for goods or services is incurred or a commitment to make aid payments is made, regardless of when actually paid. There are four GAAP-defined Governmental Fund types. The General Fund is the major operating fund of the State and receives all receipts that are not required by law to be deposited in another fund. Debt Service Funds account for the accumulation of resources for the payment of general long-term debt service and related costs and payments under lease-purchase and contractual-obligation financing arrangements. Capital Project Funds account for financial resources of the State to be used for the acquisition or construction of major capital facilities (other than those financed by Special Revenue Funds, Proprietary Funds and Fiduciary Funds). Special Revenue Funds account for the proceeds of specific revenue sources (other than expendable trusts or major capital projects), such as Federal grants, that are legally restricted to specified purposes.

       The State completed its 2000-01 fiscal year with a combined governmental funds operating surplus of $1.59 billion, which included operating surpluses in the General Fund ($245 million), in Special Revenue Funds ($1.25 billion) and in Capital Projects Funds ($109 million) offset, in minor part, by an operating deficit in the Debt Service Funds ($20 million). The State reported a General Fund operating surplus of $245 million for the 2000-01 fiscal year, as compared to an operating surplus of $2.23 billion for the 1999-2000 fiscal year. The State reported an accumulated fund balance of $4.17 billion in the General Fund for its 2000-01 fiscal year.

       The State completed its 1999-2000 fiscal year with a combined Governmental Funds operating surplus of $3.03 billion, which included operating surpluses in the General Fund ($2.23 billion), in Special Revenue Funds ($665 million), in Debt Service Funds ($38 million) and in Capital Projects Funds ($99 million). The State reported a General Fund operating surplus of $2.23 billion for the 1999-2000 fiscal year, as compared to an operating surplus of $1.08 billion for the 1998-1999 fiscal year.

       The State completed its 1998-1999 fiscal year with a combined Governmental Funds operating surplus of $1.32 billion, which included operating surpluses in the General Fund ($1.078 billion), in the Debt Service Funds ($209 million) and in the Capital Projects Funds ($154 million) offset, in part, by an operating deficit in Special Revenue Funds ($117 million). The State reported an accumulated surplus of $1.645 billion in the General Fund.

       State Retirement Systems (General). The New York State and Local Retirement Systems (the "Systems") provide coverage for public employees of the State and its localities (except employees of New York City and teachers, who are covered by separate plans. State employees made up about 36 percent of the membership during the 2000-2001 fiscal year. There were 2,896 other public employers participating in the Systems, including all cities and counties (except New York City), most towns, villages and school districts (with respect to nonteaching employees) and a large number of local authorities of the State. During the 2000-2001 fiscal year, the State paid the System's 2000-2001 estimated bill of $94.6 million.

       Assets and Liabilities. The net assets available for benefits as of March 31, 2001 were $114.0 billion (including $2.3 billion in receivables). The present value of anticipated benefits for current members, retirees, and beneficiaries as of March 31, 2001 was $120.2 billion. Under the funding method used by the Systems, the net assets, plus future actuarially determined contributions, are expected to be sufficient to pay for the anticipated benefits of current members, retirees and beneficiaries.

       Contributions. The World Trade Center attacks will have no impact on the State's contribution to the Retirement System during the State's 2001-02 fiscal year. However, the resulting market turbulence and economic downturn are likely to have a negative impact on billing rates for the State's 2002-03 fiscal year. There is a strong likelihood that contributions for State fiscal year 2002-03 will be significantly greater than those for State fiscal year 2001-02 for both the State and other participating employers.

       Local Government Assistance Corporation. In 1990, as part of a State fiscal reform program, legislation was enacted creating the Local Government Assistance Corporation ("LGAC"), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. The legislation imposed a cap on the annual seasonal borrowing of the State at $4.7 billion, less net proceeds of bonds issued by LGAC and bond issued to provide for capitalized interest, except in cases where the Governor and the legislative leaders have certified the need for additional borrowing and provided a schedule for reducing it to the cap. If borrowing above the cap is thus permitted in any fiscal year, it is required by law to be reduced to the cap by the fourth fiscal year after the limit was first exceeded. This provision capping the seasonal borrowing was included as a covenant with LGAC's bondholders in the resolution authorizing such bonds. As of June 1995, LGAC had issued bonds to provide net proceeds of $4.7 billion, completing the program. The impact of LGAC's borrowing, as well as other changes in revenue and spending patterns, is that the State has been able to meet its cash flow needs throughout the fiscal year without relying on short-term seasonal borrowings.

       Financing Activities. State financing activities include general obligation debt of the State and State-guaranteed debt, to which the full faith and credit of the State has been pledged, as well as lease-purchase and contractual-obligation financing, moral obligation financing and other financing through public authorities and municipalities, where the State's obligation to make payments for debt service is generally subject to annual appropriation by the State Legislature.

       As of March 31, 2001, the total amount of outstanding general obligation debt was approximately $4.3 billion and the total amount of moral obligation debt was $551 million. Approximately $27.9 billion of bonds issued primarily in connection with lease-purchase and contractual-obligation financing of State capital programs were outstanding as of March 31, 2001.

       The Debt Reform Act of 2000, which applies to all new State-supported debt issued after March 31, 2000, imposes phased-in caps that limit new debt outstanding to four percent of personal income and new debt service costs to five percent of total governmental receipts. Both caps began in 2000-01 at an initial phase-in level of .75 percent. Pursuant to Section 23 of the State Finance Law, the State is required to calculate compliance with the caps annually and report the findings in the Financial Plan update most proximate to October 31. On November 8, 2001, the State reported that it was in compliance with both debt caps, with debt outstanding at .39 percent of personal income and debt service on such debt at .09 percent of total governmental receipts.

       Public Authorities - General. The fiscal stability of the State is related, in part, to the fiscal stability of its public authorities. Public authorities refer to public benefit corporations, created pursuant to State law, other than local authorities. Public authorities generally pay their operating expenses and debt service costs from revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities.

       Public authorities are not subject to the constitutional restrictions on the incurring of debt, which apply to the State itself, and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. As of December 31, 2000, there were 18 public authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of these State public authorities was almost $98 billion.

       The State's access to the public credit markets could be impaired and the market price of its outstanding debt may be adversely affected if any of its public authorities were to default on their respective obligations.

       Long Island Power Authority. Beginning in 1998, the Long Island Power Authority (LIPA) assumed responsibility for the provision of electric utility services previously provided by Long Island Lighting Company for Nassau, Suffolk and a portion of Queens counties, as part of an estimated $7 billion financing plan. As of May 31, 2000, LIPA has issued over $7 billion in bonds secured solely by ratepayer charges. LIPA's debt is not considered either State-supported or State-related debt. Metropolitan Transportation Authority. The MTA oversees the operation of subway and bus lines in New York City by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the TA). The MTA operates certain commuter rail and bus services in the New York metropolitan area through the MTA's subsidiaries, the Long Island Rail Road Company, the Metro-North Commuter Railroad Company, and the Metropolitan Suburban Bus Authority. In addition, the Staten Island Rapid Transit Operating Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated agency, the Triborough Bridge and Tunnel Authority (TBTA), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended on, and will continue to depend on, operating support from the State, local governments and TBTA, including loans, grants and subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the TA or commuter railroads may be required to seek additional State assistance, raise fares or take other actions.

       The MTA reported that certain portions of its regional transportation operations were affected by the terrorist attack on the World Trade Center. The MTA noted that the most significant infrastructure damage involved the subway tunnel running beneath the World Trade Center on the #1 and #9 subway lines that will need to be completely rebuilt, along with the related stations and infrastructure, and damage to the N/R Line Cortland Street Station. All estimates of the adverse impact on the MTA and the regional economy are of necessity preliminary and are subject to adjustment as more information becomes available. The MTA currently estimates property damage to the transit system at $855 million. The MTA currently expects that insurance proceeds and federal disaster assistance will cover substantially all of the property and business interruption losses related to this event. While the loss of revenues associated with the World Trade Center disaster may be significant, the MTA does not expect that it will materially affect its ability to meet its obligations to bondholders and others.

       The 2002-03 Executive Budget proposes to assist the MTA in addressing potential operating shortfalls caused in part by the World Trade Center disaster by providing $348 million in aid increases and payment accelerations, providing the means to hold fares at current levels and continue plans to expand service.

       Since 1980, the State has enacted several taxes including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county Metropolitan

Transportation Region served by the MTA and a special one-quarter of one percent regional sales and use tax that provide revenues for mass transit purposes, including assistance to the MTA. Since 1987, State law also has required that the proceeds of a one-quarter of one percent mortgage-recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. In 1993, the State dedicated a portion of certain additional petroleum business tax receipts to fund operating or capital assistance to the MTA. The 2000-01 Enacted Budget provided State assistance to the MTA totaling approximately $1.35 billion and initiated a five-year State transportation plan that included nearly $2.2 billion in dedicated revenue support for the MTA's 2000-2004 Capital Program. This capital commitment includes an additional $800 million of newly dedicated State petroleum business tax revenues, motor vehicle fees, and motor fuel taxes not previously dedicated to the MTA.

       State legislation accompanying the 2000-01 Enacted State budget increased the aggregate bond cap for the MTA, TBTA and TA to $16.5 billion in order to finance a portion of the $17.1 billion MTA capital plan for the 2000 through 2004 calendar years (the "2000-04 Capital Program"). On May 4, 2000, the Capital Program Review Board approved the MTA's $17.1 billion capital program for transit purposes for 2000 through 2004. The 2000-04 Capital Program is the fifth capital plan since the Legislature authorized procedures for the adoption, approval and amendment of MTA capital programs and is designed to upgrade the performance of the MTA's transportation systems by investing in new rolling stock, maintaining replacement schedules for existing assets, bringing the MTA system into a state of good repair, and making major investments in system expansion projects such as the Second Avenue Subway project and the East Side Access project.

       The 2000-04 Capital Program approved by the Capital Program Review Board assumes the issuance of an estimated $8.9 billion in new money MTA bonds. The remainder of the plan is projected to be financed with assistance from the federal government, the State, The City of New York, and from various other revenues generated from actions taken by the MTA. Legislation enacted in 2000 authorized the MTA to refund approximately $13.7 billion in bonds, consolidate its credit sources, and obviate the need for certain debt service reserves. The authorization for debt restructuring includes outstanding bonds secured by service contracts with the State.

       The 2000-04 Capital Plan assumed $1.6 billion in State support using proceeds from State general obligation bonds under the proposed $3.8 billion Transportation Infrastructure Bond Act of 2000, which was defeated by the voters in the November 2000 general election. The MTA is currently reviewing options to offset the loss of the Bond Act funds.

       There can be no assurance that all the necessary governmental actions for the current or future capital programs will be taken or that funding sources currently identified will not be decreased or eliminated. Moreover, should the MTA's plans to issue additional debt to replace funding anticipated from the defeated Transportation Infrastructure Bond Act not materialize, the State and the City could come under pressure to provide additional funding to the MTA. Should funding levels ultimately fall below the levels assumed in the plan approved by the Capital Program Review Board, the MTA would have to revise its 2000-04 Capital Program accordingly. If the 2000-04 Capital Plan is delayed or reduced, ridership and fare revenue may decline, which could impair the MTA's ability to meet its operating expenses without additional State assistance.

       Ratings. Fitch, Moody's and Standard & Poor's rate the State's outstanding general obligation bonds AA, A2 and AA, respectively. Standard & Poor's revised its ratings upward from A to A+ in November 1999. Standard & Poor's again revised its ratings upward from A+ to AA in December 2000. In February 2001, Fitch also revised its ratings upward from A+ to AA. Ratings reflect only the respective views of such organizations. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency originally establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings may have an effect on the market price of the New York municipal bonds in which the Fund invests.

       Litigation. Adverse developments in legal proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced State Financial Plan in any given fiscal year. There can be no assurance that an adverse decision in one or more legal proceedings would not exceed the amount the State reserves for the payment of judgments or materially impair the State's financial operations. The General Purpose Financial Statements for the 2000-2001 fiscal year report estimated probable awarded and anticipated unfavorable judgments of $730 million, of which $242 million is expected to be paid during the 2001-2002 fiscal year.
In January 2001 the State Supreme Court in Manhattan (trial court) ruled that the State's method of financing public schools is illegal in that, among other things, it deprives New York City students of the education guaranteed by the State Constitution. The State Supreme Court ordered the State to put in place reforms of school financing and governance designed to redress constitutional and regulatory violations, but did not specify the manner in which these reforms were to be implemented. The State has appealed. The trial Court's decision is stayed pending resolution of the appeal. The fiscal impact of this decision is not currently ascertainable.

       Other Localities. Certain localities outside the City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State receipts and disbursements for the State's financial plans.
To help resolve persistent fiscal difficulties in Nassau County, the State created the Nassau County Interim Finance Authority. The Authority is empowered to issue bonds, backed solely by diverted Nassau County sales tax revenues, to achieve short-term budget relief and ensure credit market access for the County. The Authority has issued $436 million in bonds and $690 million in bond anticipation notes as of January 31, 2002. The Authority may also impose financial plan requirements on Nassau County. The State paid $25 million in transitional assistance to the County for State fiscal year 2000-2001 and $25 million in State fiscal year 2001-02. The Governor has proposed providing up to $50 million in State assistance over the next two State fiscal years. Allocation of any such assistance is contingent upon the Authority's approval of Nassau County's financial plan.

       The State has provided extraordinary financial assistance to certain municipalities, primarily cities, since the 1996-97 fiscal year. Funding has essentially been continued or increased in each subsequent fiscal year and totaled $211.2 million in 2001-02.

       Counties, cities, towns, villages, school districts and fire districts have engaged in substantial short-term and long-term borrowings. In 1999, the total indebtedness of all localities in the State, other than New York City, was approximately $21.8 billion. A small portion of that indebtedness represented borrowing to finance budgetary deficits; $116 million in deficit financing was authorized pursuant to enabling State legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units (other than New York City) authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Twenty-one localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1999.

       Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the federal government may reduce (or in some cases eliminate) federal funding of some local programs which, in turn, may require local governments to fund these expenditures from their own resources. It is also possible that the State, New York City, Nassau County, or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.

                                  APPENDIX C

               ECONOMIC AND FINANCIAL CONDITIONS IN PENNSYLVANIA


       The following information is a brief summary of factors affecting the economy of the Commonwealth of Pennsylvania and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based upon one or more of the most recent publicly available offering statements relating to debt offerings of Pennsylvania issuers. The Trust has not independently verified the information.

       Many factors affect the financial condition of the Commonwealth of Pennsylvania (also referred to herein as the "Commonwealth") and its political subdivisions, such as social, environmental and economic conditions, many of which are not within the control of such entities. Pennsylvania and certain of its counties, cities and school districts and public bodies (most notably the City of Philadelphia, sometimes referred to herein as the "City") have from time to time in the past encountered financial difficulties which have adversely affected their respective credit standings. Such difficulties could affect outstanding obligations of such entities, including obligations held by the Fund.

       The General Fund, the Commonwealth's largest fund, receives all tax revenues, non-tax revenues and Federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the Commonwealth's operating and administrative expenses are payable from the General Fund.

       The five-year period ending with fiscal 2001 generally was a time of economic growth with modest rates of growth at the beginning of the period and larger increases during the most recent years until the beginning of the national recession late in fiscal 2001. Throughout the period, inflation has remained relatively low, helping to restrain expenditure growth. Favorable economic conditions helped amounts categorized as total revenues and other sources rise at an average annual rate of 5.1% (5.3% on a "GAAP" basis) during the five-year period. Taxes increased at an average annual rate of 4.0% (also 4.0% on a "GAAP" basis) during the period. Expenditures and other uses during the fiscal 1997 through fiscal 2001 period rose at 5.7% (also 5.7% on a "GAAP" basis) average annual rate.

       At the end of the 2000 fiscal year the unappropriated surplus balance (prior to the transfer to the Tax Stabilization Reserve Fund) totaled $718.3 million, a $280.6 million increase from fiscal 1999 year-end. The gain was due to higher than anticipated revenues and appropriation lapses that were partially offset by additional supplemental appropriations and reserves for tax refunds. $107.7 million was transferred from the surplus to the Tax Stabilization Reserve Fund representing the then statutory required 15% annual transfer. The remaining $610.5 million fiscal year-end unappropriated surplus balance was carried over to the 2001 fiscal year. Commonwealth revenues for the 2000 fiscal year totaled $20,256.7 million, an increase of 5.4% ($1,030 million) over the prior fiscal year. After adjustment for reserves for tax refunds, net Commonwealth revenues were 4.6% above those of the prior fiscal year. Expenditures for the fiscal year (excluding intergovernmental transfer transaction expenditures and net of appropriation lapses) were $19,171 million representing a 5.7% ($1,026 million), increase over the prior fiscal year.

       For GAAP purposes, assets increased $1,731.4 million in fiscal 2000, chiefly due to higher temporary investments. Liabilities also rose during the period by $331.1 million. Together, these changes produced a $1,400.3 million increase to the fund balance at June 30, 2000. The fund balance at the end of fiscal 2000 was $4,263.6 million, the largest fund balance achieved since audited GAAP reporting was instituted in 1984 for the Commonwealth. The $1,105 million June 30, 2000 balance in the Tax Stabilization Reserve Fund is included in the GAAP basis fund balance for the General Fund. Revenues from taxes and other sources during fiscal 2000 increased 5.9 percent over the fiscal 1999 level. Expenditures and other uses rose during the fiscal year by
6.8 percent.

For the 2001 fiscal year, revenues were above estimate and expenditures were lower than projected, enabling the General Fund to end the fiscal year with an unappropriated surplus balance of $335.5 million. Expenditures from Commonwealth revenues for the fiscal year, net of appropriation lapses and intergovernmental transfer transaction contributions, totaled $19,966.2 million against Commonwealth revenues, net of tax refund and rebate reserves, of $19,691.1 million. Financial operations during the fiscal year caused the total unappropriated surplus balance to decline by $275 million as of June 30, 2001, an amount smaller than budgeted.

       Commonwealth revenues (prior to reserves for tax refunds) totaled $20,651.7 million, $81.2 million (.4%) above the estimate made at the time the budget was enacted. Appropriations from Commonwealth funds in the enacted budget for fiscal 2001 (including supplemental appropriations) were 2.9% over fiscal 2000 appropriations.

       The enacted fiscal 2002 budget provided for $20,689.9 million of appropriations from Commonwealth revenues, an increase of 3.5% over appropriations for fiscal 2001. Commonwealth revenues are budgeted to total $20,361.1 million (after providing for enacted tax cuts), an increase of 3.4% over fiscal 2001 actual receipts. The difference between the amount of projected revenues and appropriations budgeted is to be taken from the $335 million fiscal year beginning balance.

       The fiscal 2002 estimate for Commonwealth revenues was prepared in June 2001 at the time of budgeted enactment based on an economic forecast for national real gross domestic product to grow at a 2.8% rate from the second quarter of 2001 to the second quarter of 2002. The forecast anticipated more rapid national economic growth compared to the rate of growth that occurred during fiscal 2001. The higher rate of economic growth was anticipated in response to national fiscal and monetary policies designed to stimulate economic activity. The national unemployment rate was forecasted to rise above the 5% rate and inflation was expected to remain quite moderate during the period. Trends for the Pennsylvania economy were expected to maintain a close association with national economic trends. Personal income growth in Pennsylvania was anticipated to remain slightly below that of the U.S., while the Pennsylvania unemployment rate was anticipated to be very close to the national rate.

         Through calendar year 2001, economic growth in the nation and the state has been below the projections used to estimate fiscal year 2002 revenues. A national economic recession during the fiscal year was not anticipated in budget estimates. Consequently, actual Commonwealth revenues for the fiscal year to-date through January 2002 are $438.4 million below estimate for that period, a shortfall of 4.0%. The Commonwealth now anticipates, based on revised forecasts, that Commonwealth revenues may be $678 million below budget estimates, a 3.2% reduction from the official budget estimate for the fiscal year. Consequently, Commonwealth revenue growth for fiscal year 2002 over actual fiscal year 2001 revenues now is expected to be approximately 0.4% compared to a projected 3.7% growth rate contained in the enacted budget.

         Expenditure estimates for fiscal year 2002 have also been affected by the current economic recession, principally through trends for medical assistance caseloads and costs. Currently, the Commonwealth anticipates $78.7 million of supplemental appropriations to meet fiscal year costs, primarily to pay increased social service costs attributable to the recession. Additional supplemental appropriations may be required for certain programs whose expenditures are historically sensitive to economic conditions in the Commonwealth.

         Responding to these current and expected economic and budgetary conditions, the Governor has directed $309.9 million of fiscal year 2002 General Fund appropriations from Commonwealth revenues be placed in budgetary reserve and be unavailable for encumbrance or expenditure. Further reviews of fiscal year 2002 appropriations may result in additional appropriation authority being transferred to budgetary reserve by the Governor during the fiscal year. At the end of fiscal year 2002, appropriated funds remaining in budgetary reserve will be lapsed into the budgetary balance and be available to offset revenue shortfalls, to fund supplemental appropriations, or to be re-appropriated for other budget purposes. In addition to placing a portion of appropriated fund into budgetary reserves, the Governor has proposed that an estimated $66 million of appropriation lapses in the Tobacco Settlement Fund be transferred to the General Fund for re-appropriation; proposed additional intergovernmental transfer funds be used to pay certain medical assistance costs; and has recommended the General assembly approve the transfer of $550 million from the Tax Stabilization Reserve Fund to the General Fund as a partial offset of revenue shortfalls due to the recession. Based on the realization of the actions proposed by the Governor and achievement of the current revised expenditure and revenue estimates, the Commonwealth projects a fiscal year ending unappropriated surplus balance of $300.3 million. The Commonwealth is considering what other administrative and legislative actions may be taken to identify and obtain continuing or one-time additional revenues and expenditure reductions to address any budget negative balance that may occur due to realized revenue shortfalls and additional expenditure needs occurring during the current fiscal year.

         Most of the Governor's recommended actions, other than the placing of appropriations into budgetary reserve, require approval by the General Assembly. Current law requires a two-thirds majority vote to approve transfers or appropriations from the Tax Stabilization Reserve Fund. No assurance can be given that the General Assembly will take the budgetary actions recommended by the Governor.

         Achieving the financial results as budgeted or re-estimated may be adversely affected by a number of trends or events, including developments in the national and state economy as a result of current economic recession and adverse developments in industries accounting for significant employment and economic production in the Commonwealth.

         A proposed fiscal year 2003 budget was submitted by the Governor to the General Assembly on February 5, 2002. The proposed budget recommended appropriations totaling $20.9 billion of Commonwealth funds against estimated revenues, net of tax refunds and proposed tax reductions of $20.6 billion. The $0.3 billion difference between estimated revenues and recommended appropriations is to be funded by a draw down of the anticipated $0.3 billion beginning balance. Achieving the projected fiscal year beginning balance is dependent upon the transfer of $550 million from the Tax Stabilization Reserve Fund in fiscal year 2002 recommended by the Governor. The Governor is also recommending the current annual tax rate reduction for the capital stock and franchise tax enacted in fiscal year 2001 be modified to a one-half mill rate reduction for tax years 2002 and 2003. Together with a proposed rise in the income limit to qualify for personal income tax forgiveness of income these proposed tax cuts total $103 million for the fiscal year.

         The General Assembly may change, eliminate or add amounts and items to the proposed budget submitted by the Governor and there can be no assurance that the budget, as proposed by the Governor, will be enacted into law.

       According to a Pennsylvania Department of Revenue News Release dated March 1, 2002, the state collected $1.3 billion in General Fund revenues in February 2002, which is $47.5 million, or 3.5% less than anticipated. Fiscal year-to-date General Fund collections total $11.8 billion, which is $485.9 million, or 3.9%, below estimate.

       Pennsylvania is the sixth most populous state behind California, Texas, New York, Florida and Illinois. Pennsylvania had historically been identified as a heavy industry state although that reputation has changed over the last thirty years as the coal, steel and railroad industries declined and the Commonwealth's business environment readjusted to reflect a more diversified economic base. This economic readjustment was a direct result of a long-term shift in jobs, investment and workers away from the northeast part of the nation. Currently, the major sources of growth in Pennsylvania are in the service sector, including trade, medical and the health services, education and financial institutions.

       Nonagricultural employment in Pennsylvania over the ten year period that ended in 2000 increased at an annual rate of 0.6%. This compares to a 0.7% rate for the Middle Atlantic region and a 2.2% rate for the United States as a whole during the period 1991 through 2000.

       The current Constitutional provisions pertaining to Commonwealth debt permit the issuance of the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster, (ii) electorate-approved debt, (iii) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years and (iv) tax anticipation notes payable in the fiscal year of issuance. All debt except tax anticipation notes must be amortized in substantial and regular amounts.

       Debt service on all bonded indebtedness of Pennsylvania, except that issued for highway purposes or the benefit of other special revenue funds, is payable from Pennsylvania's General Fund, which receives all Commonwealth revenues that are not specified by law to be deposited elsewhere. As of June 30, 2001, the Commonwealth had $5,416.2 million of general obligation debt outstanding.

Other state-related obligations include "moral obligations." Moral obligation indebtedness may be issued by the Pennsylvania Housing Finance Agency (the "PHFA"), a state-created agency that provides financing for housing for lower and moderate income families, and The Hospitals and Higher Education Facilities Authority of Philadelphia, a municipal authority organized by the City of Philadelphia to, among other things, acquire and prepare various sites for use as intermediate care facilities for the mentally retarded. PHFA's bonds, but not its notes, are partially secured by a capital reserve fund required to be maintained by PHFA in an amount equal to the maximum annual debt service on its outstanding bonds in any succeeding calendar year. PHFA is not permitted to borrow additional funds as long as any deficiency exists in the capital reserve fund.

       The Commonwealth, through several of its departments and agencies, leases real property and equipment. Some of those leases and their respective lease payments are, with the Commonwealth's approval, pledged as security for debt obligations issued by certain public authorities or other entities within the state. All lease payments payable by Commonwealth departments and agencies are subject to and dependent upon an annual spending authorization approved through the Commonwealth's annual budget process. The Commonwealth is not required by law to appropriate or otherwise provide monies from which the lease payments are to be made. The obligations to be paid from such lease payments are not bonded debt of the Commonwealth.

       Certain Commonwealth-created organizations have statutory authorization to issue debt for which Commonwealth appropriations to pay debt service thereon are not required. The debt of these organizations is funded by assets of, or revenues derived from, the various projects financed and is not a statutory or moral obligation of the Commonwealth. Some of these organizations, however, are indirectly dependent on Commonwealth operating appropriations. In addition, the Commonwealth may choose to take action to financially assist these organizations. The Commonwealth also maintains pension plans covering all state employees, public school employees and employees of certain state-related organizations.

       The Pennsylvania Intergovernmental Cooperation Authority (the "PICA") was created by Commonwealth legislation in 1991 to assist Philadelphia in remedying its fiscal emergencies. PICA is designed to provide assistance through the issuance of funding debt and to make factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs. At this time, Philadelphia is operating under a five-year fiscal plan approved by PICA on May 15, 2001.

       No further bonds are to be issued by PICA for the purpose of financing a capital project or deficit as the authority for such bond sales expired on December 31, 1994. PICA's authority to issue debt for the purpose of financing a cash flow deficit expired on December 31, 1995. Its ability to refund existing outstanding debt is unrestricted. PICA had $901.9 million in special tax revenue bonds outstanding as of June 30, 2001.

       Following the September 11, 2001 terrorist attacks in New York and Washington, D.C., President Bush appointed Pennsylvania Governor Ridge to a newly-created cabinet post for Homeland Security to combat terrorism. Lieutenant Governor Mark Schweiker will serve out the remainder of Governor Ridge's term.

       There is various litigation pending against the Commonwealth, its officers and employees. In 1978, the Pennsylvania General Assembly approved a limited waiver of sovereign immunity. Damages for any loss are limited to $250,000 for each person and $1 million for each accident. The Supreme Court held that this limitation is constitutional. Approximately 3,500 suits against the Commonwealth remain open. The following are among the cases with respect to which the Office of Attorney General and the Office of General Counsel have determined that an adverse decision may have a material effect on government operations of the Commonwealth:

       County of Alleghany v. Commonwealth of Pennsylvania

       In December 1987, the Supreme Court of Pennsylvania held in County of Allegheny v. Commonwealth of Pennsylvania, that the statutory scheme for county funding of the judicial system is in conflict with the Pennsylvania Constitution. However, the Supreme Court of Pennsylvania stayed its judgment to afford the General Assembly an opportunity to enact appropriate funding legislation consistent with its opinion and ordered that the prior system of county funding shall remain in place until this is done.

       The Court appointed a special master to devise and submit a plan for implementation. The Interim Report of the Master recommended a four phase transition to state funding of a unified judicial system, during each of which specified court employees would transfer into the state payroll system. On June 22, 1999, the Governor approved Act 1999-12 under which approximately 165 county-level court administrators became employees of the Commonwealth pursuant to Phase I of the Interim Report. Act 12 also triggered the release of the appropriations that had been made for this purpose in 1998 and 1999. The remainder of the recommendations for later phases remains pending before the Pennsylvania Supreme Court.

       Powell v. Ridge

       In March 1998, several residents of the City of Philadelphia on behalf of themselves and their school-aged children, along with the School District of Philadelphia, the Philadelphia Superintendent of Schools, the president of the Philadelphia Board of Education, the City of Philadelphia, the Mayor of Philadelphia, and several membership organizations interested in the Philadelphia public schools, brought suit in the United States District Court for the Eastern District of Pennsylvania against the Governor, the Secretary of Education, the chairman of the State Board of Education, and the State Treasurer. The plaintiffs claim that the Commonwealth's system for funding public schools has the effect of discriminating on the basis of race and violates Title VI of the Civil Rights Act of 1964. The plaintiffs asked the court to declare the funding system to be illegal, to enjoin the defendants from violating the regulation in the future and to award counsel fees and costs.

       The Philadelphia Federation of Teachers intervened on the side of the plaintiffs, while several leaders of the Pennsylvania General Assembly intervened on the side of the defendants. In addition, the U.S. Department of Justice intervened to defend against a claim made by the legislator intervenors that a statute waiving states' immunity under the Eleventh Amendment to the U.S. Constitution for Title VI claims is unconstitutional.

The District Court found that the plaintiffs had failed to state a claim under the Title VI regulation at issue or under 42 U.S.C. ss.1983 and dismissed the action in its entirety with prejudice. The plaintiffs appealed. In August 1999 the U.S. Court of Appeals for the Third Circuit reversed the District Court's dismissal of the action and remanded the case for further proceedings including the filing of an answer. The defendants and legislator intervenors filed petitions for writ of certiorari with the U.S. Supreme Court. In December 1999, the Supreme Court denied the petitions. In the District Court, the parties began discovery. However, on June 23, 2000, by agreement of the parties, the District Court stayed all proceedings and placed the case in civil suspension until approximately June 8, 2001.

       Since that time, the Governor of Pennsylvania and the Pennsylvania Secretary of Education together with the Mayor of Philadelphia entered into an agreement that resulted in the designation of the Philadelphia School District as distressed under the School Code. Prior to making that agreement the governmental plaintiffs and the defendants asked the District Court to stay all proceedings in the case until the end of October 2001. The non-governmental plaintiffs oppose the stay. The District Court has yet to rule on the motion for stay and no other activity has occurred in the District Court.
PPG Industries, Inc. v. Commonwealth of Pennsylvania

         By decision dated November 30, 2001, the Pennsylvania Supreme Court held that the manufacturing exemption to Pennsylvania's capital stock/franchise tax discriminates against interstate commerce in violation of the Commerce Clause of the United States Constitution. Accordingly, the Court ordered the manufacturing exemption severed from the capital stock/franchise tax. Further, the Court directed the Commonwealth Court must forthwith provide a retrospective remedy to taxpayers along the lines of those provided by the U.S. Supreme Court in McKesson v. Division of Alcoholic Beverages and Tobacco, Dept. of Business Regulation of Florida, 496 U.S. 18 (1990), i.e., (1) refunds for those taxpayers who were discriminated against by the unlawful exemption,
(2) additional assessments against those who benefited by the unlawful exemption, or (3) some combination of the two so long as any remedy does not discriminate against interstate commerce. PPG filed with the Court a petition for reconsideration of its November 30, 2001 Opinion and Order which was denied on February 1, 2002. The Department of Revenue has not yet announced what retrospective remedy will be implemented.

       During the course of the litigation, the General Assembly enacted amendments to the Tax Reform Code of 1971, which presumptively cure the constitutional problem with the tax after January 1, 1999, but do not impact on the tax during the years involved in this litigation.

       Unisys Corporation v. Commonwealth

       The taxpayer challenged the statutory three-factor apportionment formula used for the apportionment of capital stock value in the franchise tax on constitutional and statutory (fairness) grounds. The taxpayer's argument is that because the valuation formula requires the use of consolidated net worth, instead of separate company net worth, and the inclusion of dividends paid by subsidiary corporations, the apportionment factors should also include the property, payroll and sales of the subsidiary corporations, not just those of the taxpayer. The case was argued before the Commonwealth Court en banc, which issued its decision on March 8, 1999. The Court sustained the statute from the constitutional challenge in favor of the Commonwealth. However, it ruled in favor of the taxpayer's fairness argument which was based on 72 P.S. ss.7401(3)2.(a)(18). The Commonwealth appealed this decision to the Pennsylvania Supreme Court and the taxpayer cross-appealed. Briefs were filed by both parties during 1999 and the Pennsylvania Supreme Court held oral argument in December 2000.

       Northbrook Life Insurance Co., No. 1120 F&R1996.

       This case is the lead case in potential litigation with the entire insurance industry that does business in Pennsylvania. Currently, the Commonwealth Court has docketed in excess of 40 cases representing 20 or more insurance companies. Dozens of additional cases are being held pending this litigation at the administrative boards.

       The cases challenge the Department of Revenue's application of portions of the Life and Health Guarantee Associations Act of 1982 (the "Act"). The Act establishes a funding mechanism to fulfill defaulted obligations of insurance companies under life and health insurance policies and annuity contracts to insured Pennsylvania residents. Insurance companies are assessed to provide the funds due to Pennsylvania residents insured by insurance companies which have become insolvent or are otherwise in default to its insureds.

       Because the assessed insurance companies are paying obligations of other companies, an assessed insurance company may claim a credit against their gross premiums tax liability based on such assessments. The assessments on each company are broken into various categories including life insurance assessments, health insurance assessments and annuity assessments. Life and health insurance premiums have always been subject to the premiums tax, and, therefore, companies may claim a credit for life and health assessments. Annuity considerations, however, were taxed for approximately a three year period from 1992 to 1995 and not all annuity considerations were subject to tax. The Pennsylvania Department of Revenue allowed credits for assessments paid on taxable annuity considerations, but credits were not allowed for assessments paid on non-taxable annuities.

       There is no provision in the insurance law that restricts the credit to only assessments paid on taxable annuities and taxpayers want the credit for assessments paid on all annuities, both during the period that annuities were taxed and going forward. Settlement negotiations continue and the matter is being prepared for litigation. Estimates of refund potential vary widely, ranging from $50 million to $300 million.



                                     Part C

                               Other Information
                               -----------------


Item 23. Exhibits
         --------

       1.(a)   Amended and Restated Articles of Incorporation of the Registrant.(3)
       1.(b)   Articles of Amendment reclassifying capital stock as Class A shares.(1)
       1.(c)   Articles Supplementary creating Class B shares of capital stock.(1)
       1.(d)   Articles of Amendment relating to name change of Sentinel Short Maturity
       Government Fund.(2)
       1.(e)   Articles of Amendment relating to name change of Sentinel Small Company
       Fund.(2)
       1.(f)   Articles of Amendment relating to name change of Sentinel Emerging Growth
       Fund.(3)
       1.(g)   Articles Supplementary creating Class C shares of capital stock.(1)
       1.(h)   Articles Supplementary creating Class D shares of Sentinel Balanced Fund.(6)
       1.(i)   Articles of Amendment relating to name change of Sentinel Mid Cap Growth.(4)
       1.(j)   Articles Supplementary creating Class A shares and Class B shares of Sentinel
       Growth Index Fund.(5)
       1.(k)   Form of Articles Supplementary creating Class A shares, Class B shares and Class C shares of Sentinel Flex Cap Opportunity Fund.(7)
       1.(l)   Form of Articles Supplementary creating Class C shares of
       capital stock of Sentinel MidCap Growth Fund and Sentinel Growth Index
       Fund.(10)
       1.(m)   Form of Articles Supplementary creating Class C of Sentinel Small Company
       Fund.(13)
       1.(n)   Articles Supplementary increasing the number of shares classified as Class A shares of Sentinel Small Company Fund. (14)
       1.(o)   Articles of Amendment relating to name change of Sentinel International Equity
       Fund.(14)
       1.(p)   Articles Supplementary increasing the number of shares classified as Class A shares of Sentinel Short Maturity Government Fund.(14)
       1.(q)   Articles Supplementary creating Class A shares, Class B shares and Class C shares of Sentinel Capital Markets Income Fund.(14)
       2.      By-Laws of the Registrant, as amended.(1)
       3.      Portion of the Articles of Incorporation and the By-Laws of the Registrant
       defining the rights of holders of Class A shares of each Fund as series of the
       Registrant.(11)
       4.(a)   Investment Advisory Agreement between the Registrant and Sentinel Advisors
       Company (the "Advisor"), dated as of March 1, 1993.(10)
       4.(b)   Investment Subadvisory Agreement between the Advisor and INVESCO Capital
       Management, Inc.(8)
       4.(c)   Investment Subadvisory Agreement between the Advisor and Evergreen
       Investment Management Company.(8)
       4.(d)   Investment Advisory Agreement between the Registrant and the Advisor relating to Sentinel Growth Index Fund.(5)
       4.(e)   Sub-Investment Advisory Agreement between the Advisor and INVESCO
       Global Asset Management (N.A.), Inc. relating to Sentinel Growth Index Fund.(5)
       4.(f)   Form of Investment Advisory Agreement between the Registrant and the Advisor relating to Sentinel Flex Cap Opportunity Fund. (7)

                                     C-1

       4.(g)   Form of Sub-Investment Advisory Agreement between the Advisor and
       Fred Alger Management, Inc. relating to Sentinel Flex Cap Opportunity Fund. (7)
       4.(h)   Investment Advisory Agreement between the Registrant and the Advisor relating to Sentinel High Yield Bond Fund, dated as of June 1, 1997.(10)
       4.(i)   Form of Investment Advisory Agreement between the Registrant and the Advisor relating to Sentinel Capital Markets Income Fund.(14)
       4.(j)   Form of Sub-Investment Advisory Agreement between the Advisor and
       Evergreen Investment Management Company relating to Sentinel Capital Markets
       Income Fund.(14)
       5.(a)   Distribution Agreement between the Registrant and Sentinel Financial Services
       Company ("SFSC"), dated as of March 1, 1993.(10)
       5.(b)   Form of Dealer Agreement.(10)
       6.      None.
       7.      Custody Agreement between the Registrant and Investors Fiduciary Trust
       Company ("IFTC"), dated December 1, 1989.(1)
       8.(a)   Dividend Paying Agent Agreement between the Registrant and IFTC, dated
       December 1, 1989.(1)
       8.(b)   Service Agreement between Sentinel Administrative Service Corporation and
       IFTC, dated December 1, 1989.(1)
       8.(c)   Administrative Services Agreement between Sentinel Administrative
       Service Corporation and IFTC, dated December 1, 1989.(1)
       8.(d)   Fund Services Agreement between the Registrant and Sentinel Administrative
       Services Company ("SASC"), dated as of March 1, 1993.(10)
       9.      Opinion of Brown & Wood LLP, counsel to the Registrant.(2)
       10.     Consent of PricewaterhouseCoopers LLP, independent accountants for the
       Registrant.
       11.(a)  Financial Statements included in Part A:
               - Selected Per Share Data and Ratios for the five years ended
       November 30, 2002*
       11.(b)  Financial Statements incorporated by reference in Part B:
               - Selected Per Share Data and Ratios for the five years ended November 30,
       2002*
               - Statement of Assets and Liabilities at November 30, 2002*
               - Statement of Operations for the year ended November 30, 2002*
               - Statement of Changes in Net Assets for the years ended November 30, 2002 and 2000*
               - Notes to Financial Statements*
               - Report of Independent Accountants*
       12.(a)  None.
       13.(a)  Class A Distribution Plan pursuant to Rule 12b-1 under the 1940
       Act.(5)
       13.(b)  Amended Class B Distribution Plan pursuant to Rule 12b-1 under the 1940
       Act.(5)
       13.(c)  Amended Class C Distribution Plan pursuant to Rule 12b-1 under the 1940 Act.(10)
       13.(d)  Class D Distribution Plan pursuant to Rule 12b-1 under the 1940 Act.(6)
       14.     Amended Plan pursuant to Rule 18f-3 under the 1940 Act


                                      C-2


       15.(a)  Code of Ethics of the Registrant, as amended through February 12, 2002.(13)
       15.(b)  Code of Ethics of Advisor, as amended through February 12, 2002.(13)
       15.(c) Code of Ethics of Distributor.(12)
------------------------
(1)      Incorporated by reference to Post-Effective Amendment No. 80 to the Registration Statement
         filed on January 12, 1998.
(2)      Incorporated by reference to Post-Effective Amendment No. 77 to the Registration Statement
         filed on March 28, 1997.
(3)      Incorporated by reference to Post-Effective Amendment No. 76 to the Registration Statement
         filed on March 29, 1996.
(4)      Incorporated by reference to Post-Effective Amendment 86 to the Registration Statement
         filed on March 31, 1999.
(5)      Incorporated by reference to Post-Effective Amendment No. 87 to the Registration Statement
         filed on June 30, 1999.
(6)      Incorporated by reference to Post-Effective Amendment No. 84 to the Registration Statement
         filed on October 28, 1998.
(7)      Incorporated by reference to Post-Effective Amendment No. 88 to the Registration Statement
         filed on December 16, 1999.
(8)      Incorporated by reference to Post-Effective Amendment No. 85 to the Registration Statement
         filed on January 25, 1999.
(9)      Incorporated by reference to Post-Effective Amendment No. 83 to the Registration Statement
         filed on April 2, 1998.
(10)     Incorporated by reference to Post-Effective Amendment No. 89 to the Registration Statement
         filed on March 30, 2000.
(11)     Reference is made to Articles Fifth, Sixth, Seventh and Eighth of the Registrant's Articles of
         Incorporation, which is incorporated by reference as it was previously filed as Exhibit 1 to the
         Registration Statement; and to Paragraphs 4 through 12, 35 through 39, 43 through 45, 50 and 52 through 54 of the Registrant's By-Laws, previously filed as Exhibit 2 to the Registration
         Statement.
(12)     Incorporated by reference to Post-Effective Amendment No. 90 to the Registration Statement
         filed on January 25, 2001.
(13)     Incorporated by reference to Post-Effective Amendment No. 91 to the Registration Statement
         filed on March 29, 2002.
(14)     Incorporated by reference to Post-Effective Amendment No. 92 to the Registration Statement
         filed on December 24, 2002.

* Incorporated by reference to the Registrant's 2002 Annual Report to shareholders filed with the
Securities and Exchange Commission for the year ended November 30, 2002 pursuant to Rule 30b2-1 under the Investment Company Act of 1940, as amended ("1940 Act").



Item 24. Persons Controlled by or under Common Control
         With The Registrant
         ---------------------------------------------

         None.

Item 25. Indemnification
         ---------------

         See paragraphs 3, 4, 5 and 6 of Article SEVENTH of the Amended and Restated Articles of Amendment of the Registrant, incorporated by reference to Exhibit 1(a) to this Registration Statement.

         The existing Advisory Agreements (Exhibit 4 hereof) provides that in the absence of willful malfeasance, bad faith, gross negligence or reckless disregard of the obligations or duties thereunder on the part of the Advisor, the Advisor shall not be liable to the Registrant or to any shareholder of the Registrant for any act or omission in the course of, or connected with rendering services thereunder or for any losses that may be sustained in the purchase, holding or selling of any security.

         In addition, the Registrant maintains a directors and officers liability insurance policy with maximum coverage of $15 million under which the directors and officers of the Registrant are named insureds.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and therefore is unenforceable. In the event that a claim for indemnification against such liabilities (other than for expenses paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant, unless the matter has been settled by controlling precedent in the opinion of its counsel, will submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of the Investment Adviser
         --------------------------------------------------------

         Information on the Advisor is incorporated by reference to the Prospectus included in this Registration Statement.

         Partners of the Advisor
         -----------------------
         Sentinel Management Co. - Managing General Partner
         Sentinel Advisors, Inc. - General Partner
         HTK of Delaware, Inc. - General Partner

         Officers of the Advisor
         -----------------------

         Rodney A. Buck, Chief Executive Officer

         David M. Brownlee, Senior Vice President

         Van Harissis, Senior Vice President

         Robert L. Lee, Senior Vice President

         Kenneth J. Hart, Vice President

         Bruce R. Bottamini, Vice President

         Thomas H. Brownell, Vice President

         William C. Kane, Vice President

         Jospeh A. Feeney, Vice President

         Henry J. Restaino, Vice President

         Dean R. Howe, Vice President

         Scott T. Brayman, Vice President

         Daniel J. Manion, Vice President

         John T. Boland, Vice President

         Daniel E. Gass, Vice President

         Stephen S. Rauh, Vice President

         James K.McQueston, Secretary

         Each of the above officers is also an officer or employee of National Life Insurance Company or its subsidiary, National Life Investment Management Company, Inc. The principal business address of each such company is National Life Drive, Montpelier, Vermont 05604.

Item 27. Principal Underwriters
         ----------------------

    (a) The Registrant's principal underwriter, SFSC, also serves as principal underwriter for Sentinel Pennsylvania Tax-Free Trust.

    (b) As to each officer of SFSC:


Name and Principal                               Positions and Offices                  Positions and Offices
Business Address                                       With SFSC                         with the Registrant
----------------                                       ---------                         -------------------
Joseph M. Rob                                   Chief Executive Officer                      President

Paul R. Catalogne                               President and Chief                          None
                                                Marketing Officer

John M. Grab, Jr.                               Senior Vice President and                    Vice President
                                                Chief Financial Officer

Sharon E. Bernard                               Treasurer                                    None

James K. McQueston                              Secretary                                    None


The principal business address of all such persons is National Life Drive, Montpelier, Vermont 05604.

         (c) Not applicable.


Item 28. Location of Accounts and Records
         --------------------------------

         The following maintain physical possession of each account book or other documents required by Section 31(a) of the 1940 Act and the Rules promulgated thereunder.

         (a)      Sentinel Administrative Service Company
                  National Life Drive
                  Montpelier, Vermont 05604
                  Rule 31a-1(a)
                  Rule 31a-1(b)(1)(2)(3)(4)(5)(6)(7)(8)
                  Rule 31a-2(a)(b)(c)(f)

         (b)      Sentinel Advisors Company
                  National Life Drive
                  Montpelier, Vermont 05604
                  Rule 31a-1(a)(9)(10)(11)
                  Rule 31a-1(d)(f)
                  Rule 31a-2(a)(c)(f)

         (c)      Sentinel Financial Services Company
                  National Life Drive
                  Montpelier, Vermont  05604
                  Rule 31a-1(d)
                  Rule 31a-2(c)


Item 30.          Management Services
                  -------------------

                  Not applicable.


Item 32.          Undertakings
                  ------------

                  Not applicable.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Montpelier and State of Vermont, on the 7th day of March, 2003.


                                      SENTINEL GROUP FUNDS, INC.
                                            (Registrant)


                                      By:  /s/ Joseph M. Rob
                                           ------------------------------------
                                           Joseph M. Rob
                                           Chairman & President


     As required by the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed by the following persons in the capacities on the date indicated.

Signature                                             Title                                      Date
---------                                             -----                                      ----
/s/ Joseph M. Rob                                     Chairman & President                       March 7, 2003
--------------------------                            (Chief Executive Officer)
Joseph M. Rob


Richard J.Borda*                                      Director
-----------------------------
Richard J. Borda


Kalman J. Cohen*                                      Director
-----------------------------
Kalman J. Cohen


John D. Feerick*                                      Director
-----------------------------
John D. Feerick


Richard J. Johannesen, Jr.*                           Director
-----------------------------
Richard J. Johannesen, Jr.


Robert B.Mathias*                                     Director
-----------------------------
Robert B. Mathias



-----------------------------
Keniston P. Merrill                                   Director


Deborah G. Miller*                                    Director
-----------------------------
Deborah G. Miller


                                     C-7


Signature                                             Title                                      Date
---------                                             -----                                      ----

John Raisian*                                         Director
-----------------------------
John Raisian


Susan M. Sterne*                                      Director
-----------------------------
Susan M. Sterne


Angela E. Vallot*                                     Director
-----------------------------
Angela E. Vallot


/s/John M. Grab, Jr.                                  Vice President and Chief                  March 7, 2003
-----------------------------                         Financial Officer (Principal
John M. Grab, Jr.                                     Financial and Accounting
                                                      Officer)


 *By  /s/ Joseph M. Rob                                                                         March 7, 2003
      -------------------
Joseph M. Rob
Attorney-in-Fact



                                 Exhibit Index
                                 -------------

Exhibit Number
--------------

10.              Consent of PriceWaterhouseCoopers LLP